UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21972

Name of Fund: BlackRock Credit Allocation Income Trust (BTZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2025
2025 Annual Report

BlackRock Core Bond Trust (BHK)
BlackRock Corporate High Yield Fund, Inc. (HYT)
BlackRock Credit Allocation Income Trust (BTZ)
BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Core Bond Trust’s (BHK), BlackRock Corporate High Yield Fund, Inc.’s (HYT), BlackRock Credit Allocation Income Trust’s (BTZ) and BlackRock Floating Rate Income Trust’s (BGT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2025
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BHK	$ 0.488620	$ —	$ —	$ 0.406580	$ 0.895200	55%	— %	— %	45%	100%
HYT	0.701384	—	—	0.233416	0.934800	75	—	—	25	100
BTZ	0.734984	—	—	0.271816	1.006800	73	—	—	27	100
BGT	0.823490	—	—	0.619870	1.443360	57	—	—	43	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trusts, each with the approval of its Board of Trustees or Board of Directors, as applicable (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BHK	$ 0.074600
HYT	0.077900
BTZ	0.083900
BGT	0.120280
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Each Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, a Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, a Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, a Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.
Each Trust’s Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. Each Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.  Please refer to BHK’s, HYT’s and BGT’s prospectus for a more complete description of a Trust’s risks.

2025 BlackRock Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Core Bond Trust (BHK)
Investment Objective
BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. Under normal market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that, at the time of investment, are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings ("S&P"), Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
On May 16, 2025, the Fund’s Board of Trustees approved the terms of the issuance of transferrable rights (one Right for each outstanding Share owned on the Record Date of May 27, 2025). Rights entitle the holder to purchase one new Share for every 3 Rights held.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($9.59)(a)	9.33%
Current Monthly Distribution per Common Share(b)	$0.074600
Current Annualized Distribution per Common Share(b)	$0.895200
Leverage as of December 31, 2025(c)	32%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 9.59	$ 10.46	(8.32)%	$ 11.00	$ 9.41
Net Asset Value	9.97	10.30	(3.20)	10.59	9.81
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Core Bond Trust (BHK)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	5.87%	(2.10)%	3.55%
Trust at Market Price(a)(b)	0.28	(2.68)	4.11
Bloomberg U.S. Credit Index	7.83	(0.05)	3.15
Reference Benchmark(c)	7.50	(0.64)	3.13
Bloomberg U.S. Long Government/Credit Index(d)	6.62	(4.89)	1.98
Bloomberg U.S. Intermediate Credit Index(e)	7.88	1.54	3.13
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(f)	8.62	4.50	6.52
Bloomberg CMBS, Eligible for U.S. Aggregate Index(g)	7.75	0.92	2.81
Bloomberg MBS Index(h)	8.58	0.15	1.59
Bloomberg ABS Index(i)	5.93	2.29	2.58

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Long Government/Credit Index (40%); Bloomberg Intermediate Credit Index (24%); Bloomberg U.S. Corporate High
Yield 2% Issuer Capped Index (16%); Bloomberg CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg MBS Index (8%); and Bloomberg ABS Index (4%). The Reference
Benchmark’s index content and weightings may have varied over past periods.

(d)
An unmanaged index that is the long component of the Bloomberg U.S. Government/Credit Index. It tracks USD-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities equal or greater than 10 years.

(e)
An Index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than one year and less than ten years. It is composed of the Bloomberg U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity.

(f)
An unmanaged index comprised of issues that meet the following U.S. corporate bond criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	An unmanaged index that is the CMBS component of the Bloomberg U.S. Aggregate Index.
(h)
An unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the
Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	A broad-based flagship benchmark that measures the investment grade, USD-denominated, fixed-rate taxable bond market.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The largest contributors to the Trust’s absolute performance over the period included exposure to a range credit-oriented sectors including high yield and investment grade corporate bonds. Allocations to agency residential mortgage-backed securities (“MBS”) and U.S. Treasuries also contributed, along with holdings of capital securities.
The largest detractor from the Trust’s absolute performance was its use of derivatives. Derivatives were used to hedge exposures and to implement tactical positions in interest rates, credit, and currencies.
Describe recent portfolio activity.
The Trust started the period with relatively low exposure to credit spreads in anticipation of volatility driven by the new administration’s policy initiatives. In the wake of reciprocal tariff announcements and the subsequent widening of spreads, the Trust added risk, focusing on high yield corporates, investment-grade corporates, and capital securities.
As the Trust underwent a rights offering in the second quarter of 2025, allocations to these spread sectors were further increased, along with exposure to securitized assets including non-agency MBS and single-asset, single-borrower commercial mortgage-backed securities. In addition, exposure was added selectively to emerging market debt, supported by a constructive view on the sector.
As the period progressed, the Trust began to increase duration and corresponding interest rate sensitivity as economic data softened and the Federal Reserve appeared poised to resume policy easing. In an environment of historically tight spreads, this longer duration bias provides a potential offset to the negative impact on prices within credit-oriented sectors should spreads widen.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Core Bond Trust (BHK)
Describe portfolio positioning at period end.
At period end, the Trust maintained diversified exposure to non-government spread sectors along with a meaningful allocation to U.S. Treasuries. The largest allocation was to investment grade corporate bonds, followed by U.S. Treasuries, high yield corporates, non-agency MBS, and capital securities. The Fund favored an above-benchmark stance with respect to duration and corresponding interest rate sensitivity.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	44.2%
U.S. Treasury Obligations	19.1
U.S. Government Sponsored Agency Securities	11.6
Non-Agency Mortgage-Backed Securities	8.5
Asset-Backed Securities	5.8
Preferred Securities	4.8
Municipal Bonds	3.1
Foreign Agency Obligations	1.4
Floating Rate Loan Interests	1.3
Other*	0.2

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AAA/Aaa(c)	37.8%
AA/Aa	5.0
A	14.8
BBB/Baa	14.7
BB/Ba	10.6
B	9.4
CCC/Caa	2.3
C	— (d)
N/R	5.4

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations
to be of similar credit quality as investments rated AAA/Aaa.

(d)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Corporate High Yield Fund, Inc. (HYT)
Investment Objective
BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.
On December 15, 2025, the Fund’s Board of Trustees approved the terms of the issuance of transferrable rights (one Right for each outstanding Share owned on the Record Date of January 2, 2026). Rights entitle the holder to purchase one new Share for every 5 Rights held.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($8.90)(a)	10.50%
Current Monthly Distribution per Common Share(b)	$0.077900
Current Annualized Distribution per Common Share(b)	$0.934800
Leverage as of December 31, 2025(c)	22%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 8.90	$ 9.81	(9.28)%	$ 9.97	$ 8.45
Net Asset Value	9.65	9.67	(0.21)	9.78	9.15
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An unmanaged index comprised of issues that meet the following U.S. corporate bond criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	10.06%	5.13%	7.91%
Trust at Market Price(a)(b)	0.06	4.38	8.14
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.62	4.50	6.52

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Positions in high yield bonds made the largest contributions to absolute performance, but holdings in leveraged loans and investment-grade corporates contributed, as well. In terms of credit tiers, B, BB, and CC rated issues were the leading contributors, respectively. At the sector level, the largest contributions came from information technology, media & entertainment, and property & casualty insurance.
The Fund’s currency risk management strategies detracted modestly, as did its small cash position.
The Fund’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
Describe recent portfolio activity.
While key positioning themes remained broadly consistent, the investment adviser tactically adjusted sector- and issuer-level positioning to take advantage of market opportunities. The adviser reduced the Fund’s allocations to bank loans and high yield bonds as it identified attractive relative value opportunities in investment-grade corporates.
Describe portfolio positioning at period end.
The Fund was underweight in BBs and overweight in Bs and select CCCs. The Fund maintained tactical allocations to both loans and investment-grade bonds. Technology, property & casualty, and media & entertainment were among the top sector overweights.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	85.8%
Floating Rate Loan Interests	6.7
Preferred Securities	4.7
Fixed Rate Loan Interests	1.1
Other*	1.7

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
A	2.2%
BBB/Baa	2.9
BB/Ba	37.6
B	44.9
CCC/Caa	9.7
C	— (c)
D	— (c)
N/R	2.7

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock Credit Allocation Income Trust (BTZ)
Investment Objective
BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($10.83)(a)	9.30%
Current Monthly Distribution per Common Share(b)	$0.083900
Current Annualized Distribution per Common Share(b)	$1.006800
Leverage as of December 31, 2025(c)	34%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 10.83	$ 10.46	3.54%	$ 11.17	$ 9.86
Net Asset Value	11.36	11.27	0.80	11.55	10.83
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that measures the investment grade, USD-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock Credit Allocation Income Trust (BTZ)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	10.52%	2.19%	5.93%
Trust at Market Price(a)(b)	13.53	2.56	6.58
Reference Benchmark(c)	8.37	1.66	4.44
Bloomberg U.S. Credit Index	7.83	(0.05)	3.15
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	8.62	4.50	6.52
Bloomberg USD Capital Securities Index(e)	9.33	1.67	4.49

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Reference Benchmark is comprised of the Bloomberg U.S. Credit Index (50.36%), the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg
USD Capital Securities Index (19.71%).

(d)
An unmanaged index comprised of issues that meet the following U.S. corporate bond criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged index that tracks fixed-rate, investment grade capital securities denominated in USD.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Contributions to the Trust’s performance over the period were led by broad U.S. credit exposures, in particular to high yield corporate bonds, investment grade corporate bonds, collateralized loan obligations (“CLOs”). Exposure to emerging markets debt and Asia investment grade debt also proved additive.
The Trust’s positioning with respect to interest rates and equity exposure detracted modestly over the period.
Describe recent portfolio activity.
The Trust increased exposure to emerging markets, Asia investment grade and European investment grade bonds. Allocations to CLOs and European high yield corporate bonds were trimmed over the period.
In addition to employing leverage, the Trust uses derivatives as part of its investment strategy, including forward contracts to hedge foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe portfolio positioning at period end.
At period end, the Trust was focused primarily on higher-quality global credit as valuations and relative value dynamics shifted across markets. In particular, the Trust had exposure in emerging markets, Asia and Europe, where improving fundamentals and attractive spread levels provided compelling carry opportunities with a favorable risk profile. Conversely, exposure to CLOs and European high yield corporates was more modest as spreads remained tight and volatility persisted, limiting potential upside.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Credit Allocation Income Trust (BTZ)
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Corporate Bonds	67.5%
U.S. Government Sponsored Agency Securities	9.3
Asset-Backed Securities	8.5
Preferred Securities	6.2
Floating Rate Loan Interests	4.6
Investment Companies	2.2
Foreign Agency Obligations	1.7
Other*	— (b)

CREDIT QUALITY ALLOCATION
Credit Rating(c)	Percent of Total Investments(d)
AAA/Aaa(e)	15.2%
AA/Aa	3.4
A	12.1
BBB/Baa	28.5
BB/Ba	19.9
B	14.3
CCC/Caa	2.6
C	— (b)
N/R	4.0

(a)	Excludes short-term securities, short investments and options, if any.
(b)	Rounds to less than 0.1%.
(c)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes short-term securities.
(e)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of December 31, 2025

BlackRock Floating Rate Income Trust (BGT)
Investment Objective
BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal market conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2025 ($11.33)(a)	12.74%
Current Monthly Distribution per Common Share(b)	$0.120280
Current Annualized Distribution per Common Share(b)	$1.443360
Leverage as of December 31, 2025(c)	17%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 11.33	$ 12.86	(11.90)%	$ 12.93	$ 10.95
Net Asset Value	11.84	12.57	(5.81)	12.62	11.81
GROWTH OF $10,000 INVESTMENT

(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A market-value weighted index designed to measure the performance of the U.S. leveraged loan market.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock Floating Rate Income Trust (BGT)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	6.14%	7.07%	6.43%
Trust at Market Price(a)(b)	(0.73)	8.88	7.00
Morningstar LSTA U.S. Leveraged Loan Index	5.90	6.42	5.83

(a)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
Describe recent portfolio activity.
Describe portfolio positioning at period end.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Floating Rate Loan Interests	88.6%
Investment Companies	7.0
Corporate Bonds	2.7
Other*	1.7

CREDIT QUALITY ALLOCATION
Credit Rating(b)	Percent of Total Investments(a)
AA/Aa	0.1%
A	1.4
BBB/Baa	9.0
BB/Ba	27.0
B	51.1
CCC/Caa	3.0
C	— (c)
N/R	8.4

(a)	Excludes short-term securities.
(b)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Schedule of Investments
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
522 Funding CLO Ltd., Series 2017-1A, Class CR, (3- mo. CME Term SOFR + 2.41%), 6.30%, 10/20/34(a)(b)	USD	500	$ 500,806
AIMCO CLO Ltd., Series 2018-BA, Class CRR, (3-mo. CME Term SOFR + 2.40%), 6.29%, 04/16/37(a)(b)		650	653,131
Apidos CLO XVIII-R(a)(b)
Series 2018-18A, Class A1R2, (3-mo. CME Term SOFR + 1.33%), 5.19%, 01/22/38		1,295	1,299,241
Series 2018-18A, Class BR2, (3-mo. CME Term SOFR + 1.70%), 5.56%, 01/22/38		777	779,975
Apidos CLO XXIV, Series 2016-24A, Class A1AL, (3-mo. CME Term SOFR + 1.21%), 5.10%, 10/20/30(a)(b)		142	141,942
Bain Capital Credit CLO Ltd., Series 2021-3A, Class D, (3-mo. CME Term SOFR + 3.36%), 7.23%, 07/24/34(a)(b)		250	244,751
Ballyrock CLO Ltd., Series 2024-28A, Class A2, (3-mo. CME Term SOFR + 1.70%), 5.58%, 01/20/38(a)(b)		500	501,882
Birch Grove CLO Ltd.(a)(b)
Series 2021-3A, Class D1R, (3-mo. CME Term SOFR + 2.85%), 6.73%, 01/19/38		250	250,482
Series 2023-6A, Class A1R, (3-mo. CME Term SOFR + 1.38%), 5.75%, 07/20/37		1,500	1,505,070
Bryant Park Funding Ltd., Series 2024-22A, Class C, (3-mo. CME Term SOFR + 2.60%), 6.50%, 04/15/37(a)(b)		1,200	1,206,361
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.07%), 4.95%, 07/18/34(a)(b)		2,500	2,498,769
Canyon Capital CLO Ltd.(a)(b)
Series 2016-1A, Class CR, (3-mo. CME Term SOFR + 2.16%), 6.07%, 07/15/31		250	250,710
Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.61%), 7.52%, 04/15/34		500	500,000
CarVal CLO II Ltd., Series 2019-1A, Class AR2, (3-mo. CME Term SOFR + 1.02%), 4.90%, 04/20/32(a)(b)		373	372,762
CarVal CLO VC Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.51%), 7.42%, 10/15/34(a)(b)		250	250,014
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B1R, (3-mo. CME Term SOFR + 1.70%), 5.60%, 10/15/37(a)(b)		500	501,573
Cedar Funding XV CLO Ltd., Series 2022-15A, Class B, (3-mo. CME Term SOFR + 1.80%), 5.68%, 04/20/35(a)(b)		400	400,875
CIFC Funding Ltd.(a)(b)
Series 2017-1A, Class CRR, (3-mo. CME Term SOFR + 2.45%), 6.32%, 04/21/37		1,000	1,005,251
Series 2018-1A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 5.20%, 01/18/38		1,036	1,039,222
Series 2018-1A, Class BR, (3-mo. CME Term SOFR + 1.70%), 5.58%, 01/18/38		1,295	1,300,429
Series 2019-1A, Class D1R2, (3-mo. CME Term SOFR + 3.05%), 6.93%, 10/20/37		500	498,525
Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.36%), 7.27%, 07/15/36		500	500,299
Compass Datacenters Issuer III LLC, Series 2025-3A, Class A2, 5.29%, 07/25/50(b)		520	523,124
Concord Music Royalties LLC, Series 2024-1A, Class A, 5.64%, 10/20/74(b)		164	165,469
Security		Par (000)	Value
Asset-Backed Securities (continued)
Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Series 2025-4A, Class B, 5.77%, 12/20/55(b)	USD	650	$ 653,756
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1-mo. Term SOFR + 0.25%), 4.00%, 01/15/37(a)		660	640,478
Dewolf Park CLO Ltd., Series 2017-1A, Class DR, (3- mo. CME Term SOFR + 3.11%), 7.02%, 10/15/30(a)(b)		280	280,316
Dryden CLO Ltd., Series 2018-64A, Class D, (3-mo. CME Term SOFR + 2.91%), 6.80%, 04/18/31(a)(b)		1,250	1,250,896
Dryden Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.27%, 01/15/31(a)(b)		48	48,079
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class B, 3.50%, 11/25/50(b)		110	94,033
Elmwood CLO 26 Ltd., Series 2026-1A, Class C, (3-mo. CME Term SOFR + 2.40%), 6.28%, 04/18/37(a)(b)		1,300	1,306,168
Elmwood CLO VI Ltd., Series 2020-3A, Class BRR, (3-mo. CME Term SOFR + 1.70%), 5.58%, 07/18/37(a)(b)		250	250,890
GoldenTree Loan Management U.S. CLO Ltd., Series 2021-11A, Class AR, (3-mo. CME Term SOFR + 1.08%), 4.96%, 10/20/34(a)(b)		470	469,733
GoodLeap Home Improvement Solutions Trust, Series 2025-3A, Class A, 5.00%, 10/20/49(b)		351	352,025
GreenSky Home Improvement Issuer Trust(b)
Series 2024-2, Class C, 5.55%, 10/27/59		97	97,640
Series 2025-2A, Class A4, 4.89%, 06/25/60		214	215,937
Huntington Bank Auto Credit-Linked Notes, Series 2024-2, Class B1, 5.44%, 10/20/32(b)		481	485,768
Lendmark Funding Trust, Series 2025-2A, Class C, 5.28%, 10/20/34(b)		1,000	1,007,444
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A4, (1-mo. Term SOFR + 0.59%), 4.33%, 09/25/36(a)		5,685	1,420,280
Lyra Music Assets Delaware LP, Series 2025-1A, Class A2, 5.60%, 09/20/65(b)		205	206,388
Madison Park Funding LIX Ltd., Series 2021-59A, Class A1R, (3-mo. CME Term SOFR + 1.50%), 5.38%, 04/18/37(a)(b)		1,300	1,303,986
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR2, (3-mo. CME Term SOFR + 1.95%), 5.85%, 04/15/37(a)(b)		1,000	1,002,848
Navient Private Education Refi Loan Trust(b)
Series 2019-D, Class A2A, 3.01%, 12/15/59		307	300,070
Series 2019-GA, Class A, 2.40%, 10/15/68		92	89,839
Series 2021-CA, Class A, 1.06%, 10/15/69		527	483,158
Series 2021-DA, Class C, 3.48%, 04/15/60		378	355,236
Series 2021-EA, Class A, 0.97%, 12/16/69		643	579,673
Series 2023-A, Class A, 5.51%, 10/15/71		115	118,498
Nelnet Student Loan Trust(b)
Series 2021-A, Class D, 4.93%, 04/20/62		460	422,789
Series 2021-BA, Class B, 2.68%, 04/20/62		1,983	1,781,003
Series 2021-CA, Class AFL, (1-mo. Term SOFR + 0.85%), 4.59%, 04/20/62(a)		222	221,155
Series 2025-BA, Class D, 6.04%, 05/17/55		549	548,026

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2019-31A, Class AR2, (3-mo. CME Term SOFR + 1.23%), 5.11%, 01/20/39	USD	1,615	$ 1,618,159
Series 2019-34A, Class BR2, (3-mo. CME Term SOFR + 1.65%), 5.53%, 07/20/39		530	531,761
OCP CLO Ltd.(a)(b)
Series 2017-13A, Class AR2, (3-mo. CME Term SOFR + 1.34%), 5.21%, 11/26/37		1,000	1,003,825
Series 2024-38A, Class A, (3-mo. CME Term SOFR + 1.33%), 5.20%, 01/21/38		1,000	1,003,790
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.31%), 7.22%, 07/15/34(a)(b)		250	246,448
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 5.52%, 01/25/31(a)(b)		354	353,715
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3-mo. CME Term SOFR + 3.01%), 6.87%, 01/22/30(a)(b)		500	500,408
OHA Credit Funding Ltd., Series 2022-12RA, Class C, (3-mo. CME Term SOFR + 1.80%), 6.13%, 07/20/37(a)(b)		1,250	1,253,540
OZLM XXI Ltd., Series 2017-21A, Class C, (3-mo. CME Term SOFR + 2.93%), 6.82%, 01/20/31(a)(b)		1,000	998,502
Palmer Square CLO Ltd., Series 2024-4A, Class B, (3-mo. CME Term SOFR + 1.65%), 5.55%, 01/15/38(a)(b)		920	922,858
Palmer Square Loan Funding 2024-3 Ltd., Series 2024- 3A, Class A2, (3-mo. CME Term SOFR + 1.65%), 5.51%, 08/08/32(a)(b)		250	250,614
Planet Fitness Master Issuer LLC, Series 2025-1A, Class A2II, 5.65%, 12/06/55(b)		230	229,914
Point Broadband Funding LLC(b)
Series 2025-1A, Class A2, 5.34%, 07/20/55		1,000	1,007,307
Series 2025-1A, Class C, 8.16%, 07/20/55		750	765,579
Prodigy Finance DAC, Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 7.59%, 07/25/51(a)(b)		39	38,679
Regatta 30 Funding Ltd., Series 2024-4A, Class B, (3- mo. CME Term SOFR + 1.65%), 5.51%, 01/25/38(a)(b)		1,700	1,705,323
Regatta XVIII Funding Ltd., Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.45%, 04/15/38(a)(b)		850	852,205
Rockford Tower CLO Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.40%), 5.30%, 01/15/38(a)(b)		1,709	1,715,918
Romark CLO Ltd., Series 2017-1A, Class B, (3-mo. CME Term SOFR + 2.41%), 6.27%, 10/23/30(a)(b)		500	501,391
Sandstone Peak II Ltd., Series 2023-1A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.29%, 07/20/38(a)(b)		1,000	1,003,963
Sesac Finance LLC, Series 2025-1, Class A2, 5.50%, 07/25/55(b)		345	342,859
SMB Private Education Loan Trust(b)
Series 2019-A, Class A2A, 3.44%, 07/15/36		451	447,979
Series 2019-B, Class A2A, 2.84%, 06/15/37		111	108,801
Series 2021-A, Class A2B, 1.59%, 01/15/53		243	225,292
Series 2021-A, Class B, 2.31%, 01/15/53		106	103,825
Series 2021-C, Class C, 3.00%, 01/15/53		108	96,276
Series 2021-C, Class D, 3.93%, 01/15/53		53	48,531
Series 2021-D, Class A1A, 1.34%, 03/17/53		657	622,069
Series 2022-C, Class A1A, 4.48%, 05/16/50		231	230,468
Security		Par (000)	Value
Asset-Backed Securities (continued)
SMB Private Education Loan Trust(b) (continued)
Series 2023-B, Class A1B, (30-day Avg SOFR + 1.80%), 5.78%, 10/16/56(a)	USD	156	$ 159,075
Series 2023-C, Class A1A, 5.67%, 11/15/52		1,054	1,082,590
Sterling COOFS Trust(b)(c)
Series 2004-1, Class A, 2.36%, 04/15/29		700	—
Series 2004-2, Class Note, 2.08%, 03/30/30		247	—
Structured Asset Securities Corp. Pass-Through Certificates, Series 2002-AL1, Class A2, 3.45%, 02/25/32		9	7,648
Subway Funding LLC, Series 2024-1A, Class A2I, 6.03%, 07/30/54(b)		292	296,064
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.19%), 5.10%, 07/15/30(a)(b)		98	98,055
Trestles CLO Ltd.(a)(b)
Series 2017-1A, Class CRR, (3-mo. CME Term SOFR + 2.10%), 5.96%, 07/25/37		1,750	1,758,292
Series 2017-1A, Class D1RR, (3-mo. CME Term SOFR + 3.15%), 7.01%, 07/25/37		250	249,494
Trimaran CAVU Ltd., Series 2021-2A, Class D1, (3-mo. CME Term SOFR + 3.51%), 7.37%, 10/25/34(a)(b)		500	500,589
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(d)	GBP	11	15,197
UPG HI Issuer Trust, Series 2025-2, Class A, 5.00%, 09/25/47(b)	USD	100	99,957
Upgrade Master Pass-Thru Trust(b)
Series 2025-ST4, Class A, 5.50%, 08/16/32		168	168,674
Series 2025-ST8, Class D, 5.91%, 12/15/33		124	124,212
UPX HIL Issuer Trust, Series 2025-1, Class A, 5.16%, 01/25/47(b)		304	306,167
Voya CLO Ltd., Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.51%), 5.42%, 07/15/31(a)(b)		1,000	1,001,281
Warwick Capital CLO Ltd., Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.36%), 5.24%, 01/20/38(a)(b)		750	752,542
Whetstone Park CLO Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 5.75%, 01/20/35(a)(b)		725	726,862
Whitebox CLO II Ltd., Series 2020-2A, Class D1R2, (3-mo. CME Term SOFR + 2.90%), 6.77%, 10/24/37(a)(b)		500	498,806
Whitebox CLO III Ltd.(a)(b)
Series 2021-3A, Class DR, (3-mo. CME Term SOFR + 2.85%), 6.75%, 10/15/35		250	251,243
Series 2021-3A, Class ER, (3-mo. CME Term SOFR + 5.65%), 9.55%, 10/15/35		250	250,393
Wireless PropCo Funding LLC, Series 2025-1A, Class B, 4.30%, 06/25/55(b)		725	694,634
Total Asset-Backed Securities — 8.4% (Cost: $61,870,624)			60,648,549

Shares
Common Stocks
Capital Markets — 0.0%
Wom New Holdco(c)(e)	465	10,695
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(e)	5,668	$ 99,822
Total Common Stocks — 0.0% (Cost: $122,630)		110,517

		Par (000)
Corporate Bonds
Advertising Agencies — 0.5%
Clear Channel Outdoor Holdings, Inc.(b)
7.75%, 04/15/28	USD	335	335,247
7.50%, 06/01/29(f)		579	574,919
7.88%, 04/01/30(f)		383	403,373
7.13%, 02/15/31		493	516,242
7.50%, 03/15/33		605	639,056
CMG Media Corp., 8.88%, 06/18/29(b)		152	130,577
Lamar Media Corp.
4.00%, 02/15/30		21	20,285
5.38%, 11/01/33(b)		126	125,174
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(b)		92	92,157
Omnicom Group, Inc., 5.40%, 10/01/48(b)(f)		500	462,968
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27		46	46,067
4.25%, 01/15/29		236	229,838
4.63%, 03/15/30(f)		66	64,426
7.38%, 02/15/31		72	76,209
Stagwell Global LLC, 5.63%, 08/15/29(b)		69	67,285
			3,783,823
Aerospace & Defense — 2.6%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(b)		253	261,815
ATI, Inc.
5.88%, 12/01/27		97	97,114
7.25%, 08/15/30		255	269,402
5.13%, 10/01/31		110	110,074
Boeing Co.
3.20%, 03/01/29		1,840	1,783,829
2.95%, 02/01/30		800	757,936
6.53%, 05/01/34		550	608,497
Bombardier, Inc.(b)
6.00%, 02/15/28(g)		54	54,161
8.75%, 11/15/30		355	383,545
7.25%, 07/01/31		18	19,182
7.00%, 06/01/32		162	171,176
6.75%, 06/15/33		187	197,656
Efesto Bidco SpA Efesto U.S. LLC, Series XR, 7.50%, 02/15/32(b)		701	708,087
General Electric Co., 6.15%, 08/07/37		2,150	2,371,656
Goat Holdco LLC, 6.75%, 02/01/32(b)		83	85,246
L3Harris Technologies, Inc.
2.90%, 12/15/29		1,200	1,139,891
1.80%, 01/15/31		300	264,768
Lockheed Martin Corp., 3.80%, 03/01/45		800	641,574
Northrop Grumman Corp.
4.70%, 03/15/33		400	403,894
4.75%, 06/01/43		850	783,122
RTX Corp.
2.38%, 03/15/32		1,000	891,040
5.15%, 02/27/33		900	929,521
4.50%, 06/01/42		300	271,188
Security		Par (000)	Value
Aerospace & Defense (continued)
RTX Corp. (continued)
6.40%, 03/15/54	USD	700	$ 770,325
TransDigm, Inc.(b)
6.75%, 08/15/28		150	152,642
6.38%, 03/01/29		520	536,260
6.63%, 03/01/32		1,223	1,272,432
6.00%, 01/15/33		744	761,462
6.38%, 05/31/33		933	957,376
6.25%, 01/31/34		115	119,333
6.75%, 01/31/34		810	843,764
			18,617,968
Air Freight & Logistics(b) — 0.0%
Rand Parent LLC, 8.50%, 02/15/30		127	132,315
Stonepeak Nile Parent LLC, 7.25%, 03/15/32		60	63,498
			195,813
Automobile Components — 0.4%
American Axle & Manufacturing, Inc.(b)
6.38%, 10/15/32		91	92,680
7.75%, 10/15/33		95	96,765
Aptiv Swiss Holdings Ltd., 5.40%, 03/15/49		465	427,818
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.75%, 05/15/28		525	538,322
6.75%, 02/15/30		190	198,324
4.75%, 06/15/31	EUR	205	244,347
6.75%, 09/15/32	USD	409	424,130
Dana, Inc.
4.25%, 09/01/30		46	44,539
4.50%, 02/15/32		70	67,194
Goodyear Tire & Rubber Co.
6.63%, 07/15/30		60	61,442
5.25%, 04/30/31		6	5,760
5.63%, 04/30/33		81	76,723
IHO Verwaltungs GmbH, (7.00% Cash or 7.75% PIK), 7.00%, 11/15/31(d)(h)	EUR	100	126,878
Qnity Electronics, Inc.(b)
5.75%, 08/15/32	USD	166	169,726
6.25%, 08/15/33		127	131,642
Schaeffler AG, 4.25%, 04/01/28(d)	EUR	100	119,966
Tenneco, Inc., 8.00%, 11/17/28(b)	USD	183	183,586
ZF Europe Finance BV, 7.00%, 06/12/30(d)	EUR	100	123,806
			3,133,648
Automobiles — 1.0%
Allison Transmission, Inc., 5.88%, 12/01/33(b)	USD	95	96,383
Asbury Automotive Group, Inc., 4.50%, 03/01/28		10	9,971
Carvana Co.(b)(h)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30		325	340,754
(9.00% PIK), 9.00%, 06/01/31		986	1,112,329
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(b)		108	115,460
Ford Motor Co., 4.75%, 01/15/43		2,000	1,583,856
General Motors Co., 6.25%, 10/02/43		2,506	2,541,149
LCM Investments Holdings II LLC(b)
4.88%, 05/01/29		28	27,586
8.25%, 08/01/31		238	251,731
Lithia Motors, Inc., 5.50%, 10/01/30(b)		104	104,413
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/30(b)		268	268,037
Nissan Motor Co. Ltd.
5.25%, 07/17/29(d)	EUR	100	120,658
7.75%, 07/17/32(b)	USD	200	212,442
6.38%, 07/17/33(b)	EUR	100	120,526

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Automobiles (continued)
Nissan Motor Co. Ltd. (continued)
8.13%, 07/17/35(b)	USD	362	$ 384,669
RCI Banque SA, (5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37(a)(d)	EUR	100	119,769
			7,409,733
Banks — 1.1%
Abanca Corp. Bancaria SA, (5-year EURIBOR ICE Swap + 2.45%), 4.63%, 12/11/36(a)(d)		100	120,567
Al Rajhi Sukuk Ltd., (6 year USD CMT + 1.59%), 6.25%(a)(d)(i)	USD	200	202,492
Banco Mercantil del Norte SA, (5-year CMT + 4.07%), 8.38%(a)(b)(i)		200	209,400
Bangkok Bank PCL, 5.30%, 09/21/28(b)		200	205,554
Standard Chartered PLC, (5-year USD SOFR ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)		500	502,405
Walker & Dunlop, Inc., 6.63%, 04/01/33(b)		76	77,970
Wells Fargo & Co.(a)
(1-day SOFR + 1.50%), 5.15%, 04/23/31		2,000	2,064,406
(1-day SOFR + 1.78%), 5.50%, 01/23/35		1,290	1,345,948
(1-day SOFR + 2.02%), 5.39%, 04/24/34		1,124	1,169,446
(1-day SOFR + 2.53%), 3.07%, 04/30/41(f)		2,250	1,745,079
			7,643,267
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 4.44%, 10/06/48(f)		4,600	3,957,362
Keurig Dr. Pepper, Inc., Series 31, 2.25%, 03/15/31		400	356,820
			4,314,182
Biotechnology — 0.6%
Amgen, Inc.
5.25%, 03/02/30		800	829,781
4.20%, 03/01/33		1,000	977,443
5.25%, 03/02/33		600	621,097
5.60%, 03/02/43		650	653,609
5.65%, 03/02/53		850	832,318
Baxalta, Inc., 5.25%, 06/23/45		500	477,191
Genmab AS, 7.25%, 12/15/33(b)		261	274,158
			4,665,597
Building Materials — 0.5%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/33(b)		133	140,136
Builders FirstSource, Inc.(b)
6.38%, 03/01/34		99	102,359
6.75%, 05/15/35		91	95,142
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.38%, 12/15/30(d)	EUR	100	122,445
6.63%, 12/15/30(b)	USD	702	731,141
6.75%, 07/15/31(b)		122	128,589
Jeld-Wen, Inc.(b)
4.88%, 12/15/27		130	113,466
7.00%, 09/01/32(f)		99	68,021
New Enterprise Stone & Lime Co., Inc.(b)
5.25%, 07/15/28		55	54,954
9.75%, 07/15/28		89	89,667
Quikrete Holdings, Inc.(b)
6.38%, 03/01/32		803	835,827
6.75%, 03/01/33		167	174,397
Smyrna Ready Mix Concrete LLC(b)
6.00%, 11/01/28		34	34,157
8.88%, 11/15/31		14	14,975
Standard Building Solutions, Inc.(b)
6.50%, 08/15/32		180	185,315
Security		Par (000)	Value
Building Materials (continued)
Standard Building Solutions, Inc.(b) (continued)
6.25%, 08/01/33	USD	374	$ 382,055
5.88%, 03/15/34		167	167,488
Standard Industries, Inc.(b)
4.75%, 01/15/28		3	2,992
4.38%, 07/15/30		170	164,000
3.38%, 01/15/31		28	25,653
Wilsonart LLC, 11.00%, 08/15/32(b)		194	173,355
			3,806,134
Building Products — 0.9%
Home Depot, Inc., 5.88%, 12/16/36		1,660	1,800,118
Lowe’s Cos., Inc.
1.70%, 10/15/30		1,600	1,421,122
5.00%, 04/15/33(f)		1,000	1,024,029
3.70%, 04/15/46		1,000	756,320
QXO Building Products, Inc., 6.75%, 04/30/32(b)(f)		593	619,340
White Cap Supply Holdings LLC, 7.38%, 11/15/30(b)		911	942,360
			6,563,289
Capital Markets — 0.7%
Apollo Debt Solutions BDC
5.88%, 08/30/30		96	97,100
6.70%, 07/29/31		42	44,318
6.55%, 03/15/32		24	24,764
Bain Capital Specialty Finance, Inc., 5.95%, 03/15/30		40	39,846
Blue Owl Capital Corp., 6.20%, 07/15/30		135	136,696
Blue Owl Capital Corp. II, 8.45%, 11/15/26		52	53,468
FMR LLC, 4.95%, 02/01/33(b)		2,300	2,314,991
Focus Financial Partners LLC, 6.75%, 09/15/31(b)		167	171,696
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		392	386,612
9.75%, 01/15/29		110	109,663
4.38%, 02/01/29		94	81,102
10.00%, 11/15/29(b)		119	118,916
Jane Street Group/JSG Finance, Inc.(b)
6.13%, 11/01/32		41	41,720
6.75%, 05/01/33		193	201,453
MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)		200	196,750
Osaic Holdings, Inc.(b)
6.75%, 08/01/32		76	79,391
8.00%, 08/01/33		127	132,041
Raymond James Financial, Inc., 4.95%, 07/15/46		400	365,755
SURA Asset Management SA, 6.35%, 05/13/32(b)		200	213,266
WOM Chile Holdco SpA, (5.00% PIK), 5.00%, 04/01/32(b)(h)(j)		152	138,825
			4,948,373
Chemicals — 1.0%
Advancion Sciences, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(h)		225	195,985
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		173	182,449
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		198	190,331
Celanese U.S. Holdings LLC
7.00%, 02/15/31		16	16,382
6.75%, 04/15/33(f)		95	94,502
7.38%, 02/15/34		128	130,044
Chemours Co.
5.38%, 05/15/27		159	159,386
5.75%, 11/15/28(b)		501	487,228
8.00%, 01/15/33(b)		81	78,417
Element Solutions, Inc., 3.88%, 09/01/28(b)		466	455,491
EQUATE Petrochemical Co. KSC, 4.25%, 11/03/26(d)		200	199,687
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals (continued)
HB Fuller Co., 4.25%, 10/15/28	USD	3	$ 2,968
Herens Holdco SARL, 4.75%, 05/15/28(b)		200	173,655
Inversion Escrow Issuer LLC, 6.75%, 08/01/32(b)		352	350,640
Itelyum Regeneration SpA, 5.75%, 04/15/30(d)	EUR	100	117,136
Mativ Holdings, Inc., 8.00%, 10/01/29(b)	USD	80	80,802
Methanex U.S. Operations, Inc., 6.25%, 03/15/32(b)		117	120,471
OCP SA, 7.50%, 05/02/54(b)		200	220,996
Olympus Water U.S. Holding Corp.(b)
7.25%, 06/15/31		320	327,363
7.25%, 02/15/33		743	746,672
Perimeter Holdings LLC, 01/15/34(b)(k)		316	313,924
Sasol Financing USA LLC, 6.50%, 09/27/28		200	196,300
Sherwin-Williams Co., 3.80%, 08/15/49		350	261,944
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		192	190,118
Solstice Advanced Materials, Inc., 5.63%, 09/30/33(b)		248	250,181
WR Grace Holdings LLC(b)
4.88%, 06/15/27		76	75,765
5.63%, 08/15/29(f)		945	899,532
7.38%, 03/01/31		92	94,211
6.63%, 08/15/32		277	280,537
			6,893,117
Commercial Services & Supplies — 1.6%
ADT Security Corp.(b)
4.88%, 07/15/32		25	24,214
5.88%, 10/15/33		272	275,371
Albion Financing 1 SARL/Aggreko Holdings, Inc., 7.00%, 05/21/30(b)		452	471,757
Allied Universal Holdco LLC, 7.88%, 02/15/31(b)		1,787	1,883,281
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.00%, 06/01/29(f)		898	888,708
6.88%, 06/15/30		571	594,512
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)		329	324,500
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28(d)	EUR	100	110,974
Belron U.K. Finance PLC, 5.75%, 10/15/29(b)	USD	218	222,619
Boels Topholding BV, 5.75%, 05/15/30(d)	EUR	100	121,515
Brink’ s Co., 6.50%, 06/15/29(b)	USD	85	88,009
Deluxe Corp., 8.13%, 09/15/29(b)		70	73,744
FTAI Aviation Investors LLC(b)
5.50%, 05/01/28		9	9,008
7.88%, 12/01/30		652	693,339
7.00%, 05/01/31		164	172,706
7.00%, 06/15/32		253	265,967
5.88%, 04/15/33		103	104,667
Garda World Security Corp.(b)
7.75%, 02/15/28		108	110,440
6.00%, 06/01/29		34	33,344
8.25%, 08/01/32		268	272,375
8.38%, 11/15/32		764	778,220
Herc Holdings, Inc.(b)
7.00%, 06/15/30		257	270,474
5.75%, 03/15/31		89	90,321
7.25%, 06/15/33		104	110,280
6.00%, 03/15/34		92	93,226
Hertz Corp., 12.63%, 07/15/29(b)		81	81,702
ION Platform Finance SARL, 6.50%, 09/30/30(d)	EUR	100	113,724
RR Donnelley & Sons Co., 9.50%, 08/01/29(b)	USD	370	381,285
Sabre Financial Borrower LLC, 11.13%, 06/15/29(b)		283	286,775
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Service Corp. International
3.38%, 08/15/30	USD	5	$ 4,676
4.00%, 05/15/31		20	19,116
5.75%, 10/15/32		377	383,688
Shift4 Payments, Inc., Series DEC, 5.50%, 05/15/33(d)	EUR	100	120,350
Sotheby’s, 7.38%, 10/15/27(b)(f)	USD	665	661,108
Trustees of Columbia University in the City of New York, Series 2024, 4.36%, 10/01/35		1,000	978,517
United Rentals North America, Inc., 5.38%, 11/15/33(b)		323	322,771
Veritiv Operating Co., 10.50%, 11/30/30(b)		91	97,844
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		333	352,422
			11,887,549
Communications Equipment(b) — 0.1%
CommScope LLC, 4.75%, 09/01/29(f)		510	509,281
Viavi Solutions, Inc., 3.75%, 10/01/29		26	24,885
			534,166
Construction & Engineering(b) — 0.2%
AECOM, 6.00%, 08/01/33		363	372,024
Arcosa, Inc.
4.38%, 04/15/29		85	83,553
6.88%, 08/15/32		15	15,812
Brand Industrial Services, Inc., 10.38%, 08/01/30		675	661,934
IHS Holding Ltd., 6.25%, 11/29/28		200	198,584
Weekley Homes LLC / Weekley Finance Corp., 6.75%, 01/15/34		100	101,253
			1,433,160
Consumer Discretionary — 0.2%
Arena Luxembourg Finance SARL, (3-mo. EURIBOR + 2.50%), 4.55%, 05/01/30(a)(d)	EUR	100	118,564
Clarivate Science Holdings Corp.(b)
3.88%, 07/01/28	USD	585	567,920
4.88%, 07/01/29(f)		230	217,467
Raven Acquisition Holdings LLC, 6.88%, 11/15/31(b)		56	57,699
Williams Scotsman, Inc.(b)
6.63%, 06/15/29		19	19,625
6.63%, 04/15/30		107	110,594
7.38%, 10/01/31		211	220,430
			1,312,299
Consumer Finance — 0.7%
Block, Inc.
2.75%, 06/01/26		248	246,519
5.63%, 08/15/30(b)		204	208,146
6.50%, 05/15/32		169	175,736
6.00%, 08/15/33(b)		269	276,158
Boost Newco Borrower LLC, 7.50%, 01/15/31(b)		200	212,570
Bread Financial Holdings, Inc., (5-year CMT + 4.30%), 8.38%, 06/15/35(a)(b)		22	22,744
Capital One Financial Corp., (1-day SOFR + 2.60%), 5.82%, 02/01/34(a)		440	460,516
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(b)		608	576,905
Moody’s Corp., 2.75%, 08/19/41		350	250,809
Navient Corp.
9.38%, 07/25/30		6	6,668
7.88%, 06/15/32		104	108,804
OneMain Finance Corp.
6.63%, 05/15/29		34	35,215
5.38%, 11/15/29		133	133,090
7.88%, 03/15/30		188	198,775
6.13%, 05/15/30		196	199,839
4.00%, 09/15/30		71	66,553

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Finance (continued)
OneMain Finance Corp. (continued)
7.50%, 05/15/31	USD	65	$ 68,390
7.13%, 11/15/31		56	58,455
6.75%, 03/15/32		170	174,575
7.13%, 09/15/32		168	174,539
6.50%, 03/15/33		257	259,223
Shift4 Payments, Inc.(b)
6.75%, 08/15/32		400	412,997
5.50%, 05/15/33	EUR	145	174,507
WEX, Inc., 6.50%, 03/15/33(b)	USD	263	269,223
			4,770,956
Consumer Staples Distribution & Retail — 0.2%
Albertsons Cos, Inc.(b)
5.50%, 03/31/31		97	98,023
6.25%, 03/15/33(f)		90	92,518
5.75%, 03/31/34		168	168,679
B&M European Value Retail SA, 6.50%, 11/27/31(d)	GBP	100	132,654
Bellis Acquisition Co. PLC, 8.00%, 07/01/31(d)	EUR	100	113,889
Boots Group Finco LP(b)
5.38%, 08/31/32		215	261,090
7.38%, 08/31/32	GBP	100	139,401
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(b)	USD	86	90,274
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 5.64%, 07/01/29(a)(d)	EUR	100	118,877
Market Bidco Finco PLC, 6.75%, 01/31/31(d)		100	116,238
Performance Food Group, Inc.(b)
4.25%, 08/01/29	USD	19	18,576
6.13%, 09/15/32		159	163,914
U.S. Foods, Inc., 7.25%, 01/15/32(b)		134	140,851
United Natural Foods, Inc., 6.75%, 10/15/28(b)		135	135,127
			1,790,111
Containers & Packaging — 1.0%
Ardagh Group SA
9.50%, 12/01/30(b)		333	361,220
(4.50% Cash + 7.50% PIK), 12.00%, 12/01/30(d)(h)	EUR	200	215,485
(5.50% Cash + 6.50% PIK), 12.00%, 12/01/30(b)(h)	USD	402	367,327
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.25%, 01/30/31(b)		200	204,555
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, 09/01/29(b)(f)		1,066	1,003,517
Ball Corp.
4.25%, 07/01/32	EUR	100	120,265
5.50%, 09/15/33(f)	USD	89	90,726
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		219	222,821
6.88%, 01/15/30		105	107,625
6.75%, 04/15/32		536	551,155
Crown Americas LLC, 5.88%, 06/01/33(b)		288	294,566
Fedrigoni SpA, 6.13%, 06/15/31(d)	EUR	100	114,528
International Paper Co., 6.00%, 11/15/41	USD	870	901,199
LABL, Inc.(b)
5.88%, 11/01/28		32	20,052
9.50%, 11/01/28		417	263,115
8.63%, 10/01/31		132	70,205
Magnera Corp., 7.25%, 11/15/31(b)		75	73,625
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/30(f)		1,820	1,805,641
9.25%, 04/15/30		148	142,080
OI European Group BV, 6.25%, 05/15/28(b)	EUR	100	120,901
Security		Par (000)	Value
Containers & Packaging (continued)
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/27(b)	USD	27	$ 27,096
Sealed Air Corp.(b)
4.00%, 12/01/27		38	37,803
5.00%, 04/15/29		38	38,250
Sealed Air Corp./Sealed Air Corp. U.S., 7.25%, 02/15/31(b)		11	11,455
Silgan Holdings, Inc., 4.25%, 02/15/31(b)	EUR	180	214,391
Trivium Packaging Finance BV, 6.63%, 07/15/30(d)		100	123,747
			7,503,350
Distributors(b) — 0.0%
Gates Corp., 6.88%, 07/01/29	USD	90	93,463
Resideo Funding, Inc.
4.00%, 09/01/29		42	40,480
6.50%, 07/15/32(f)		77	78,812
			212,755
Diversified REITs — 1.2%
American Tower Corp., 2.90%, 01/15/30		2,500	2,373,182
Crown Castle, Inc.
4.90%, 09/01/29		750	761,634
2.10%, 04/01/31		1,000	882,544
2.90%, 04/01/41		350	255,286
Digital Realty Trust LP, 1.88%, 11/15/29(b)(j)		45	45,630
Equinix, Inc.
2.50%, 05/15/31		500	452,491
2.95%, 09/15/51		1,200	751,539
ERP Operating LP, 4.50%, 07/01/44(f)		1,155	1,028,426
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		54	51,552
Iron Mountain, Inc.
5.25%, 07/15/30(b)		13	12,843
5.63%, 07/15/32(b)		62	61,025
6.25%, 01/15/33(b)		8	8,067
4.75%, 01/15/34(b)	EUR	300	342,838
4.75%, 01/15/34(d)		100	114,279
Millrose Properties, Inc.(b)
6.38%, 08/01/30	USD	294	300,828
6.25%, 09/15/32		166	167,491
Prologis LP, 4.63%, 01/15/33(f)		1,000	1,009,141
SBA Communications Corp., 3.13%, 02/01/29(f)		166	158,786
Trust 2401, 7.70%, 01/23/32(b)		200	221,090
			8,998,672
Diversified Telecommunication Services — 2.9%
AT&T, Inc.
5.40%, 02/15/34		560	580,639
6.00%, 08/15/40		520	541,606
6.38%, 03/01/41		1,200	1,279,209
5.45%, 03/01/47(f)		1,500	1,416,199
3.50%, 09/15/53		500	334,612
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)		220	233,363
Corning, Inc., 4.38%, 11/15/57		2,000	1,613,368
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(h)		1,279	1,310,127
10.75%, 11/30/29		704	777,934
eircom Finance DAC, 5.00%, 04/30/31(d)	EUR	100	119,520
Eutelsat SA, 9.75%, 04/13/29(d)		100	125,327
Fibercop SpA
4.75%, 06/30/30(d)		100	119,416
5.13%, 06/30/32(d)		100	119,440
6.00%, 09/30/34(b)	USD	200	189,469
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Frontier Communications Holdings LLC
5.00%, 05/01/28(b)	USD	293	$ 293,504
6.75%, 05/01/29(b)		59	59,447
5.88%, 11/01/29		94	95,146
6.00%, 01/15/30(b)		130	132,204
8.75%, 05/15/30(b)		842	879,267
8.63%, 03/15/31(b)		198	208,332
Iliad Holding SAS
5.38%, 04/15/30(d)	EUR	100	121,320
8.50%, 04/15/31(b)	USD	200	215,250
7.00%, 04/15/32(b)		322	331,870
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(d)	EUR	100	118,948
Level 3 Financing, Inc.(b)
3.63%, 01/15/29	USD	33	30,456
4.88%, 06/15/29		650	632,611
6.88%, 06/30/33		1,001	1,024,217
7.00%, 03/31/34		1,107	1,140,843
Lorca Telecom Bondco SA, 5.75%, 04/30/29(d)	EUR	100	122,107
Lumen Technologies, Inc.(b)
4.13%, 04/15/30	USD	139	138,258
10.00%, 10/15/32		116	116,397
Sable International Finance Ltd., 7.13%, 10/15/32(b)		260	263,575
SoftBank Group Corp.(d)
2.88%, 01/06/27	EUR	100	116,954
3.88%, 07/06/32		100	109,871
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	201	222,651
Verizon Communications, Inc., 3.85%, 11/01/42		5,000	4,009,044
Windstream Services LLC, 7.50%, 10/15/33(b)		211	216,298
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)		699	733,789
Zayo Group Holdings, Inc.(b)(h)
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30		526	499,825
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30		215	197,327
			20,789,740
Electric Utilities — 4.3%
AES Andes SA, (5-year CMT + 3.84%), 8.15%, 06/10/55(a)(b)		200	209,428
Alpha Generation LLC, 6.75%, 10/15/32(b)(f)		181	187,369
American Electric Power Co., Inc., 5.63%, 03/01/33		3,000	3,150,588
Baltimore Gas and Electric Co.
3.50%, 08/15/46		800	592,628
3.75%, 08/15/47		500	381,605
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/32(b)		150	150,247
CenterPoint Energy Houston Electric LLC, Series AI, 4.45%, 10/01/32		750	746,991
Cleveland Electric Illuminating Co., 5.95%, 12/15/36		434	455,629
ContourGlobal Power Holdings SA, 6.75%, 02/28/30(b)		200	206,222
DTE Electric Co., 5.85%, 05/15/55		600	615,765
Duke Energy Carolinas LLC
6.10%, 06/01/37		640	689,124
3.70%, 12/01/47		450	339,739
Duke Energy Florida LLC, 5.65%, 04/01/40		770	800,186
E.ON International Finance BV, 6.65%, 04/30/38(b)		2,000	2,247,245
Electricite de France SA, 5.60%, 01/27/40(b)		2,800	2,803,424
Eversource Energy, 2.55%, 03/15/31		350	316,442
FirstEnergy Corp., Series C, 3.40%, 03/01/50		2,240	1,544,977
Minejesa Capital BV, 5.63%, 08/10/37(b)		200	198,250
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(d)		334	330,699
Ohio Power Co., 4.00%, 06/01/49		800	614,655
Security		Par (000)	Value
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
4.15%, 06/01/32	USD	1,000	$ 978,508
4.55%, 09/15/32		1,000	999,186
Pacific Gas and Electric Co.
4.95%, 07/01/50		2,510	2,121,533
6.75%, 01/15/53		900	957,174
San Diego Gas & Electric Co.
4.95%, 08/15/28		1,565	1,603,900
Series VVV, 1.70%, 10/01/30		750	669,313
SCC Power PLC(b)(h)
(4.00% Cash and 4.00% PIK), 8.00%, 12/31/28		52	30,532
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32		140	34,534
Southern California Edison Co., Series 2005-E, 5.35%, 07/15/35		1,300	1,306,287
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		166	170,827
Virginia Electric and Power Co., 6.35%, 11/30/37(f)		3,920	4,303,801
Vistra Operations Co. LLC(b)
7.75%, 10/15/31		76	80,497
6.88%, 04/15/32		220	231,752
XPLR Infrastructure Operating Partners LP(b)
8.38%, 01/15/31(f)		387	406,207
7.75%, 04/15/34		358	363,833
			30,839,097
Electronic Equipment, Instruments & Components(b) — 0.1%
Coherent Corp., 5.00%, 12/15/29(f)		121	120,590
Sensata Technologies, Inc., 3.75%, 02/15/31		529	496,454
WESCO Distribution, Inc.
6.63%, 03/15/32		89	92,931
6.38%, 03/15/33		50	52,204
Zebra Technologies Corp., 6.50%, 06/01/32		77	79,597
			841,776
Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp., 6.63%, 09/01/32(b)		157	161,923
Enerflex, Inc., 6.88%, 01/15/31(b)		58	59,302
Halliburton Co., 4.75%, 08/01/43		500	440,387
Kodiak Gas Services LLC(b)
7.25%, 02/15/29		385	400,535
6.50%, 10/01/33		191	195,052
6.75%, 10/01/35(f)		143	147,034
Oceaneering International, Inc., 6.00%, 02/01/28		45	45,505
OEG Finance PLC, 7.25%, 09/27/29(d)	EUR	100	122,845
Star Holding LLC, 8.75%, 08/01/31(b)	USD	138	132,875
Tidewater, Inc., 9.13%, 07/15/30(b)		109	116,950
USA Compression Partners LP/USA Compression Finance Corp.(b)
7.13%, 03/15/29		104	107,652
6.25%, 10/01/33		334	338,005
Weatherford International Ltd., 6.75%, 10/15/33(b)		308	315,426
			2,583,491
Entertainment(b) — 0.0%
Brightstar Lottery PLC/ Brightstar Global Solutions Corp., 5.75%, 01/15/33		200	198,567
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30		157	139,535
			338,102
Environmental, Maintenance & Security Service — 0.3%
Biffa Group Holdings Ltd., 5.25%, 06/15/31(d)	EUR	100	117,180

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Clean Harbors, Inc., 6.38%, 02/01/31(b)	USD	6	$ 6,175
GFL Environmental, Inc.(b)
4.00%, 08/01/28		269	265,341
4.75%, 06/15/29		63	62,872
6.75%, 01/15/31		70	73,442
Luna 15 SARL(h)
(10.50% PIK), 10.50%, 07/01/32(b)	EUR	135	164,971
(10.50% PIK), 10.50%, 07/01/32(d)		100	122,200
Madison IAQ LLC(b)
4.13%, 06/30/28	USD	172	169,008
5.88%, 06/30/29(f)		351	348,868
Paprec Holding SA, 4.13%, 07/15/30(d)	EUR	100	118,080
Reworld Holding Corp., 4.88%, 12/01/29(b)	USD	92	88,429
Waste Management, Inc., 2.95%, 06/01/41		350	265,570
Waste Pro USA, Inc., 7.00%, 02/01/33(b)		603	620,677
Wrangler Holdco Corp., 6.63%, 04/01/32(b)		45	47,170
			2,469,983
Financial Services — 7.8%
Ally Financial, Inc., Series B, (5-year CMT + 3.87%), 4.70%(a)(i)		2,500	2,474,593
Azorra Finance Ltd.(b)
7.75%, 04/15/30		92	97,175
7.25%, 01/15/31		145	151,936
Bank of America Corp.(a)
(1-day SOFR + 1.00%), 5.16%, 01/24/31		500	516,177
(1-day SOFR + 1.64%), 5.46%, 05/09/36		2,000	2,082,044
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29		4,000	4,018,334
Barclays PLC, (1-year CMT + 1.05%), 2.28%, 11/24/27(a)(f)		3,000	2,951,725
Citigroup, Inc.(a)
(1-day SOFR + 1.46%), 4.95%, 05/07/31		2,000	2,042,769
(1-day SOFR + 1.94%), 3.79%, 03/17/33		2,000	1,906,957
(1-day SOFR + 2.34%), 6.27%, 11/17/33		1,567	1,706,106
CrossCountry Intermediate HoldCo LLC(b)
6.50%, 10/01/30		137	139,739
6.75%, 12/01/32		71	72,152
Deutsche Bank AG, (1-day SOFR + 3.18%), 6.72%, 01/18/29(a)(f)		850	889,899
Freedom Mortgage Holdings LLC(b)
9.25%, 02/01/29		98	102,787
6.88%, 05/01/31		75	75,045
9.13%, 05/15/31		162	173,997
8.38%, 04/01/32		103	108,424
GGAM Finance Ltd.(b)
8.00%, 06/15/28		113	119,664
6.88%, 04/15/29		86	89,198
5.88%, 03/15/30		12	12,165
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(b)		186	192,125
Goldman Sachs Group, Inc.(a)
(1-day SOFR + 1.55%), 5.33%, 07/23/35		2,000	2,054,916
(1-day SOFR + 1.58%), 5.22%, 04/23/31		2,000	2,065,695
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(f)		4,000	4,008,322
HSBC Holdings PLC, 6.10%, 01/14/42		610	655,320
JPMorgan Chase & Co.(a)
(1-day SOFR + 1.13%), 5.00%, 07/22/30		3,000	3,079,909
(1-day SOFR + 1.18%), 2.55%, 11/08/32		1,000	902,397
(1-day SOFR + 1.44%), 5.10%, 04/22/31		3,000	3,097,429
(1-day SOFR + 1.62%), 5.34%, 01/23/35		540	559,666
(1-day SOFR + 2.08%), 4.91%, 07/25/33		1,381	1,406,837
(3-mo. CME Term SOFR + 1.42%), 3.70%, 05/06/30		1,000	984,944
Security		Par (000)	Value
Financial Services (continued)
JPMorgan Chase & Co.(a) (continued)
(3-mo. CME Term SOFR + 2.46%), 3.11%, 04/22/41	USD	800	$ 628,109
Midcap Financial Issuer Trust(b)
6.50%, 05/01/28		200	199,650
5.63%, 01/15/30		200	187,332
Morgan Stanley(a)
(1-day SOFR + 1.26%), 5.66%, 04/18/30(f)		3,000	3,125,477
(1-day SOFR + 1.51%), 5.19%, 04/17/31		3,000	3,093,216
(1-day SOFR + 1.73%), 5.12%, 02/01/29(f)		3,000	3,062,500
(1-day SOFR + 1.73%), 5.47%, 01/18/35		600	623,685
(1-day SOFR + 1.88%), 5.42%, 07/21/34		735	764,632
NatWest Group PLC, (1-year CMT + 2.27%), 5.52%, 09/30/28(a)		1,000	1,025,447
OneMain Finance Corp., 6.75%, 09/15/33		247	250,119
PennyMac Financial Services, Inc.(b)
7.88%, 12/15/29(f)		139	147,903
7.13%, 11/15/30		72	75,688
6.88%, 05/15/32		217	227,176
6.75%, 02/15/34		97	100,272
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(b)		347	369,664
PRA Group Europe Holding II SARL, 6.25%, 09/30/32(d)	EUR	100	114,582
Rocket Cos., Inc.(b)
6.50%, 08/01/29	USD	174	179,461
6.13%, 08/01/30		708	731,845
7.13%, 02/01/32(f)		472	496,543
6.38%, 08/01/33		617	643,296
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(b)
2.88%, 10/15/26(f)		200	197,083
3.88%, 03/01/31		16	15,194
4.00%, 10/15/33		19	17,653
UBS AG, 5.00%, 07/09/27		900	917,610
UWM Holdings LLC(b)
6.63%, 02/01/30		117	118,472
6.25%, 03/15/31		161	160,743
			56,211,798
Food Products — 0.5%
Aramark Services, Inc., 5.00%, 02/01/28(b)		122	121,982
B&G Foods, Inc., 8.00%, 09/15/28(b)		48	47,226
Chobani Holdco II LLC, (8.75% in Cash or 9.5% in PIK), 8.75%, 10/01/29(b)(h)		636	679,200
Chobani LLC/Chobani Finance Corp., Inc.(b)
4.63%, 11/15/28		345	345,063
7.63%, 07/01/29		882	920,034
Darling Global Finance BV
4.50%, 07/15/32(d)	EUR	100	119,056
4.50%, 07/15/32(b)		100	119,056
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(f)	USD	9	9,147
Fiesta Purchaser, Inc.(b)
7.88%, 03/01/31		15	15,644
9.63%, 09/15/32		48	50,305
Kraft Heinz Foods Co.
5.00%, 06/04/42		500	458,798
4.38%, 06/01/46		200	165,224
Lamb Weston Holdings, Inc.(b)
4.13%, 01/31/30		90	87,058
4.38%, 01/31/32		50	47,634
Post Holdings, Inc.(b)
4.63%, 04/15/30		67	65,242
4.50%, 09/15/31		9	8,532
6.25%, 02/15/32		64	65,758
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Food Products (continued)
Post Holdings, Inc.(b) (continued)
6.38%, 03/01/33	USD	62	$ 62,620
6.25%, 10/15/34		69	69,383
6.50%, 03/15/36		219	219,296
			3,676,258
Ground Transportation — 1.1%
Burlington Northern Santa Fe LLC, 5.05%, 03/01/41		1,890	1,853,378
Genesee & Wyoming, Inc., 6.25%, 04/15/32(b)		110	113,438
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)(f)		1,906	1,972,774
Norfolk Southern Corp.
5.05%, 08/01/30		1,800	1,865,983
4.55%, 06/01/53		1,000	842,639
Union Pacific Corp.
3.38%, 02/14/42		350	275,246
3.55%, 05/20/61		800	535,959
Watco Cos. LLC/Watco Finance Corp., 7.13%, 08/01/32(b)		124	129,866
			7,589,283
Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc.(b)
4.63%, 07/15/28		85	84,538
3.88%, 11/01/29		17	16,256
Bausch & Lomb Corp., 8.38%, 10/01/28(b)		958	999,912
Hologic, Inc., 3.25%, 02/15/29(b)		8	7,885
Insulet Corp., 6.50%, 04/01/33(b)		97	101,112
Neogen Food Safety Corp., 8.63%, 07/20/30(b)		128	136,514
Thermo Fisher Scientific, Inc.
5.09%, 08/10/33		495	513,798
2.80%, 10/15/41		1,000	740,099
			2,600,114
Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(b)(f)		64	64,640
Aetna, Inc., 4.50%, 05/15/42		575	492,879
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		153	151,663
CHS/Community Health Systems, Inc.(b)
6.00%, 01/15/29		296	295,916
5.25%, 05/15/30		764	717,543
4.75%, 02/15/31		360	320,719
10.88%, 01/15/32		183	199,734
9.75%, 01/15/34		545	572,429
Concentra Health Services, Inc., 6.88%, 07/15/32(b)		274	286,550
DaVita, Inc.(b)
6.88%, 09/01/32		38	39,557
6.75%, 07/15/33		80	82,952
Elevance Health, Inc.
4.65%, 08/15/44		1,500	1,322,020
4.38%, 12/01/47		900	747,035
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)		54	55,194
HAH Group Holding Co. LLC, 9.75%, 10/01/31(b)		84	78,990
HCA, Inc.
5.00%, 03/01/28		3,000	3,055,918
5.50%, 06/15/47		1,090	1,030,059
5.70%, 11/15/55		1,510	1,438,928
HealthEquity, Inc., 4.50%, 10/01/29(b)		170	167,007
IQVIA, Inc., 6.25%, 06/01/32(b)		350	365,721
LifePoint Health, Inc.(b)
9.88%, 08/15/30		94	101,209
11.00%, 10/15/30		315	345,440
8.38%, 02/15/32		109	118,316
10.00%, 06/01/32(f)		166	176,306
Medline Borrower LP(b)
3.88%, 04/01/29		67	65,413
Security		Par (000)	Value
Health Care Providers & Services (continued)
Medline Borrower LP(b) (continued)
5.25%, 10/01/29(f)	USD	828	$ 832,476
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 04/01/29(b)		304	314,264
Molina Healthcare, Inc.(b)
6.50%, 02/15/31		174	178,703
6.25%, 01/15/33		2	2,039
Northwell Healthcare, Inc., 4.26%, 11/01/47(f)		725	595,284
Prime Healthcare Services, Inc., 9.38%, 09/01/29(b)		63	66,150
Sotera Health Holdings LLC, 7.38%, 06/01/31(b)		105	110,126
Star Parent, Inc., 9.00%, 10/01/30(b)		346	369,254
Surgery Center Holdings, Inc., 7.25%, 04/15/32(b)(f)		539	545,181
Sutter Health, Series 2025, 5.54%, 08/15/35		1,750	1,826,547
Tenet Healthcare Corp.
6.75%, 05/15/31		88	91,565
6.00%, 11/15/33(b)		270	277,990
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(b)		162	163,201
UnitedHealth Group, Inc.
5.35%, 02/15/33		340	354,231
5.80%, 03/15/36		1,750	1,867,001
5.70%, 10/15/40		600	621,864
5.63%, 07/15/54		800	784,654
			21,292,668
Health Care REITs — 0.3%
Alexandria Real Estate Equities, Inc.
4.75%, 04/15/35		140	134,744
4.85%, 04/15/49		550	464,854
Diversified Healthcare Trust, 7.25%, 10/15/30(b)		80	81,799
MPT Operating Partnership LP/MPT Finance Corp., 8.50%, 02/15/32(b)		537	573,480
Ventas Realty LP, 3.25%, 10/15/26		870	865,172
			2,120,049
Hotel & Resort REITs — 0.3%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(b)		121	124,193
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/29(b)		65	66,531
RHP Hotel Properties LP/RHP Finance Corp.(b)
7.25%, 07/15/28		72	74,248
6.50%, 04/01/32		76	78,818
6.50%, 06/15/33		214	222,461
Service Properties Trust
0.00%, 09/30/27(b)(l)		157	141,874
8.63%, 11/15/31(b)		955	1,003,099
8.88%, 06/15/32		253	249,573
XHR LP, 6.63%, 05/15/30(b)		64	66,053
			2,026,850
Hotels, Restaurants & Leisure — 1.6%
Acushnet Co., 5.63%, 12/01/33(b)		63	63,708
Boyne USA, Inc., 4.75%, 05/15/29(b)		17	16,768
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b)
3.88%, 01/15/28		39	38,444
4.38%, 01/15/28		144	143,092
5.63%, 09/15/29		33	33,600
Caesars Entertainment, Inc.(b)
4.63%, 10/15/29(f)		2	1,918
7.00%, 02/15/30		359	371,801
6.50%, 02/15/32		166	170,054
Carnival Corp.(b)
5.88%, 06/15/31		107	110,521
5.75%, 08/01/32		109	111,865

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Carnival Corp.(b) (continued)
6.13%, 02/15/33	USD	455	$ 469,828
Carnival PLC, 4.13%, 07/15/31(b)	EUR	235	279,624
Churchill Downs, Inc.(b)
4.75%, 01/15/28	USD	35	34,870
5.75%, 04/01/30		91	91,886
6.75%, 05/01/31		223	231,235
Corvias Campus Living - USG LLC, 5.30%, 07/01/50(c)		5,475	1,861,675
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 4.63%, 01/15/29(b)		162	157,340
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(b)		215	217,182
Hilton Domestic Operating Co., Inc.(b)
6.13%, 04/01/32		60	62,130
5.88%, 03/15/33		49	50,411
5.75%, 09/15/33		32	32,749
5.50%, 03/31/34		145	145,996
Light & Wonder International, Inc.(b)
7.25%, 11/15/29		96	98,598
7.50%, 09/01/31(f)		63	65,730
6.25%, 10/01/33		146	147,810
Lindblad Expeditions LLC, 7.00%, 09/15/30(b)		192	200,291
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		160	114,844
Melco Resorts Finance Ltd.(b)
5.75%, 07/21/28		200	199,766
5.38%, 12/04/29		400	395,256
7.63%, 04/17/32		400	420,000
Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, 02/15/31(b)		200	178,155
MGM China Holdings Ltd., 5.88%, 05/15/26(d)		450	451,116
MGM Resorts International, 6.13%, 09/15/29		88	90,435
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(b)		133	138,639
NCL Corp. Ltd.(b)
5.88%, 01/15/31		31	30,883
6.75%, 02/01/32		68	69,627
6.25%, 09/15/33		457	456,808
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		63	47,723
5.88%, 09/01/31		107	70,887
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(b)		88	89,966
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/30(b)		84	85,741
Sabre GLBL, Inc., 10.75%, 11/15/29(b)(f)		66	56,122
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(b)		155	148,025
Station Casinos LLC(b)
4.50%, 02/15/28		7	6,942
6.63%, 03/15/32		81	82,917
Vail Resorts, Inc.(b)
5.63%, 07/15/30		113	114,837
6.50%, 05/15/32		172	178,492
Viking Cruises Ltd.(b)
7.00%, 02/15/29		34	34,197
9.13%, 07/15/31		195	208,814
5.88%, 10/15/33		322	326,979
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		111	111,176
Voyager Parent LLC, 9.25%, 07/01/32(b)		229	242,997
Warnermedia Holdings, Inc., 5.05%, 03/15/42		1,026	722,047
Wynn Macau Ltd.(b)
5.63%, 08/26/28		800	798,416
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Wynn Macau Ltd.(b) (continued)
5.13%, 12/15/29	USD	200	$ 198,196
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		58	58,344
7.13%, 02/15/31(f)		112	121,194
6.25%, 03/15/33		242	247,439
			11,706,106
Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)		83	83,066
Beazer Homes USA, Inc., 5.88%, 10/15/27		28	28,067
Century Communities, Inc., 6.63%, 09/15/33(b)		104	105,165
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		58	59,691
Empire Communities Corp., 9.75%, 05/01/29(b)		28	28,881
K Hovnanian Enterprises, Inc.(b)
8.00%, 04/01/31		176	179,620
8.38%, 10/01/33		194	197,160
LGI Homes, Inc.(b)
8.75%, 12/15/28		56	58,412
7.00%, 11/15/32		69	65,955
Mattamy Group Corp., 6.00%, 12/15/33(b)		41	40,636
Meritage Homes Corp., 1.75%, 05/15/28(j)		206	202,600
New Home Co., Inc., 8.50%, 11/01/30(b)		34	35,015
Newell Brands, Inc., 8.50%, 06/01/28(b)		89	93,321
Scotts Miracle-Gro Co.
4.50%, 10/15/29		13	12,755
4.38%, 02/01/32		22	20,653
Somnigroup International, Inc., 3.88%, 10/15/31(b)		45	42,061
STL Holding Co. LLC, 8.75%, 02/15/29(b)		76	79,828
Taylor Morrison Communities, Inc., 5.75%, 11/15/32(b)		62	63,791
			1,396,677
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp.(b)
4.50%, 02/15/28		4	4,003
5.13%, 03/15/28		92	92,103
5.00%, 02/01/31		30	30,468
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		93	92,797
Greenko Dutch BV, 3.85%, 03/29/26(d)		173	171,486
India Cleantech Energy, 4.70%, 08/10/26(b)		190	187,454
Lightning Power LLC, 7.25%, 08/15/32(b)		49	52,104
NRG Energy, Inc.(b)
5.75%, 07/15/29		81	80,604
6.00%, 02/01/33		542	552,731
5.75%, 01/15/34		362	365,682
6.25%, 11/01/34		57	58,540
6.00%, 01/15/36		965	977,780
Vistra Corp., (5-year CMT + 6.93%), 8.00%(a)(b)(i)		100	102,514
			2,768,266
Industrial Conglomerates — 0.2%
3M Co., 3.25%, 08/26/49		600	412,543
Amsted Industries, Inc., 6.38%, 03/15/33(b)		66	67,979
Avient Corp., 6.25%, 11/01/31(b)		94	96,619
Axon Enterprise, Inc., 6.25%, 03/15/33(b)		52	54,097
Eaton Corp., 4.15%, 11/02/42		500	432,847
Enpro, Inc., 6.13%, 06/01/33(b)		85	87,711
Maxam Prill SARL, 6.00%, 07/15/30(d)	EUR	100	120,068
			1,271,864
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Insurance — 3.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b)
4.25%, 10/15/27	USD	473	$ 469,993
6.75%, 10/15/27		69	69,405
6.75%, 04/15/28		71	72,290
5.88%, 11/01/29		1,093	1,092,038
7.00%, 01/15/31		269	279,081
7.38%, 10/01/32		404	418,895
AmWINS Group, Inc., 6.38%, 02/15/29(b)		85	87,415
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(b)		201	203,351
Aon Global Ltd., 4.60%, 06/14/44		500	437,149
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(b)		140	141,398
Ardonagh Finco Ltd.
6.88%, 02/15/31(d)	EUR	200	242,249
7.75%, 02/15/31(b)	USD	893	936,181
Ardonagh Group Finance Ltd., 8.88%, 02/15/32(b)		936	972,790
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/32(b)		458	475,226
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42(f)		500	459,165
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(b)
7.25%, 02/15/31		1,000	1,029,804
8.13%, 02/15/32		586	604,947
HUB International Ltd.(b)
7.25%, 06/15/30		1,060	1,112,921
7.38%, 01/31/32		2,399	2,517,880
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		353	369,982
6.88%, 10/01/33		211	203,740
Liberty Mutual Group, Inc., 6.50%, 05/01/42(b)		2,000	2,026,639
Marsh & McLennan Cos., Inc., 5.88%, 08/01/33		1,500	1,622,111
Panther Escrow Issuer LLC, 7.13%, 06/01/31(b)		1,564	1,620,692
Progressive Corp., 3.00%, 03/15/32		750	692,755
Prudential Financial, Inc.
5.90%, 03/17/36		500	529,804
6.63%, 12/01/37		1,625	1,851,507
Ryan Specialty LLC(b)
4.38%, 02/01/30		60	58,886
5.88%, 08/01/32		113	115,460
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)		700	574,520
USI, Inc., 7.50%, 01/15/32(b)		420	440,193
			21,728,467
Interactive Media & Services — 1.4%
Alphabet, Inc.
5.35%, 11/15/45		1,440	1,430,904
5.45%, 11/15/55		900	882,870
5.30%, 05/15/65		600	564,290
Beignet Investor LLC, 6.58%, 05/30/49(b)(f)		4,306	4,549,268
iliad SA(d)
5.63%, 02/15/30	EUR	100	126,275
4.25%, 01/09/32		100	118,548
ION Platform Finance U.S., Inc.(b)
5.00%, 05/01/28	USD	272	252,486
9.00%, 08/01/29		200	196,908
Meta Platforms, Inc.
5.63%, 11/15/55		1,000	959,771
Security		Par (000)	Value
Interactive Media & Services (continued)
Meta Platforms, Inc. (continued)
5.55%, 08/15/64	USD	700	$ 649,316
Snap, Inc.(b)
6.88%, 03/01/33(f)		288	298,439
6.88%, 03/15/34		144	148,266
			10,177,341
Internet Software & Services — 0.7%
Amazon.com, Inc.
2.50%, 06/03/50		1,500	896,518
3.95%, 04/13/52(f)		3,630	2,832,992
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		220	214,722
5.63%, 09/15/28		200	195,470
Getty Images, Inc.(b)
11.25%, 02/21/30		95	89,079
10.50%, 11/15/30		71	71,587
Match Group Holdings II LLC(b)
4.13%, 08/01/30		20	18,930
3.63%, 10/01/31		24	22,022
6.13%, 09/15/33		156	157,868
Rakuten Group, Inc.(b)
11.25%, 02/15/27		200	213,840
9.75%, 04/15/29		200	223,692
			4,936,720
IT Services — 0.8%
Amentum Holdings, Inc., 7.25%, 08/01/32(b)(f)		47	49,542
Atos SE(d)(m)
5.41%, 12/18/26	EUR	17	19,701
9.73%, 12/18/26		18	24,354
CACI International, Inc., 6.38%, 06/15/33(b)	USD	152	157,271
Fair Isaac Corp.(b)
4.00%, 06/15/28		45	44,381
6.00%, 05/15/33		774	795,012
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	830,834
Fiserv, Inc., 4.40%, 07/01/49(f)		500	392,307
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(b)(f)		274	285,903
Insight Enterprises, Inc., 6.63%, 05/15/32(b)		78	80,184
International Business Machines Corp.
4.40%, 07/27/32		500	498,776
4.75%, 02/06/33(f)		550	558,471
3.43%, 02/09/52		750	512,935
McAfee Corp., 7.38%, 02/15/30(b)		183	159,590
Oracle Corp., 5.95%, 09/26/55(f)		1,000	886,014
Science Applications International Corp., 5.88%, 11/01/33(b)		141	142,937
			5,438,212
Leisure Products — 0.0%
Deuce Finco PLC, 7.00%, 11/20/31(d)	GBP	100	136,138
Machinery — 0.4%
Chart Industries, Inc.(b)
7.50%, 01/01/30	USD	81	84,422
9.50%, 01/01/31		61	64,747
Esab Corp., 6.25%, 04/15/29(b)		145	149,091
GrafTech Global Enterprises, Inc., 9.88%, 12/23/29(b)(f)		82	71,340
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.00%, 02/15/29(b)(f)		537	563,168
John Deere Capital Corp., 4.40%, 09/08/31		445	449,376

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Machinery (continued)
King US Bidco, Inc., (3-mo. EURIBOR + 3.25%), 5.31%, 12/01/32(a)(d)	EUR	100	$ 118,629
Manitowoc Co., Inc., 9.25%, 10/01/31(b)	USD	72	77,335
Terex Corp.(b)
5.00%, 05/15/29		72	71,755
6.25%, 10/15/32		107	109,777
TK Elevator Midco GmbH, 4.38%, 07/15/27(d)	EUR	303	357,337
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)	USD	741	741,174
Vertiv Group Corp., 4.13%, 11/15/28(b)		135	133,341
			2,991,492
Media — 2.7%
APLD ComputeCo LLC, 9.25%, 12/15/30(b)		123	120,651
Cable One, Inc.(j)
0.00%, 03/15/26(l)		62	61,070
1.13%, 03/15/28		449	365,396
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29(b)		21	20,763
6.38%, 09/01/29(b)		442	448,076
4.75%, 03/01/30(b)		62	59,213
4.25%, 02/01/31(b)		499	458,506
4.75%, 02/01/32(b)		421	384,770
4.50%, 05/01/32		365	327,601
4.50%, 06/01/33(b)		439	384,282
4.25%, 01/15/34(b)(f)		736	625,802
Charter Communications Operating LLC/Charter Communications Operating Capital
5.75%, 04/01/48		1,100	938,284
5.13%, 07/01/49		1,000	782,550
Cinemark USA, Inc., 7.00%, 08/01/32(b)		41	42,546
Cipher Compute LLC, 7.13%, 11/15/30(b)		406	413,504
Comcast Corp.
6.45%, 03/15/37		790	873,081
3.90%, 03/01/38		1,500	1,306,572
4.70%, 10/15/48(f)		3,000	2,500,923
CSC Holdings LLC(b)
5.50%, 04/15/27		200	171,484
5.38%, 02/01/28		607	440,394
11.25%, 05/15/28		400	318,266
Directv Financing LLC, 8.88%, 02/01/30(b)		290	293,420
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(b)
5.88%, 08/15/27		332	333,949
10.00%, 02/15/31		232	237,116
DISH DBS Corp.(b)
5.25%, 12/01/26		810	785,495
5.75%, 12/01/28		373	366,194
DISH Network Corp., 11.75%, 11/15/27(b)		910	947,110
Flash Compute LLC, 7.25%, 12/31/30(b)		338	334,878
Gray Media, Inc.(b)
10.50%, 07/15/29(f)		79	84,952
9.63%, 07/15/32		342	354,917
7.25%, 08/15/33		302	308,592
Live Nation Entertainment, Inc., 4.75%, 10/15/27(b)		10	10,020
Midcontinent Communications, 8.00%, 08/15/32(b)		65	66,536
Neptune Bidco U.S., Inc., 10.38%, 05/15/31(b)		112	114,838
Sinclair Television Group, Inc., 8.13%, 02/15/33(b)(f)		439	458,505
Sirius XM Radio LLC(b)
3.13%, 09/01/26		21	20,815
5.00%, 08/01/27		216	216,526
Sunrise FinCo I BV, 4.63%, 05/15/32(d)	EUR	100	118,699
Security		Par (000)	Value
Media (continued)
TCI Communications, Inc., 7.88%, 02/15/26	USD	610	$ 612,502
Univision Communications, Inc.(b)
8.00%, 08/15/28		424	439,126
7.38%, 06/30/30(f)		120	121,974
8.50%, 07/31/31		242	252,800
9.38%, 08/01/32		212	227,860
Versant Media Group, Inc., 7.25%, 01/30/31(b)		117	120,708
VZ Secured Financing BV, 5.25%, 01/15/33(d)	EUR	100	115,217
Walt Disney Co.
7.63%, 11/30/28	USD	385	419,904
7.75%, 12/01/45		500	632,667
WULF Compute LLC, 7.75%, 10/15/30(b)		507	522,336
Ziggo BV, 4.88%, 01/15/30(b)		200	189,046
			19,750,436
Metals & Mining — 1.0%
Advanced Drainage Systems, Inc., 6.38%, 06/15/30(b)		153	156,453
Arsenal AIC Parent LLC(b)
8.00%, 10/01/30		161	170,847
11.50%, 10/01/31		649	714,259
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		302	304,191
Carpenter Technology Corp., 5.63%, 03/01/34(b)		167	169,626
Cleveland-Cliffs, Inc., 6.88%, 11/01/29(b)		272	281,714
Commercial Metals Co.(b)
5.75%, 11/15/33		193	197,349
6.00%, 12/15/35		199	204,006
Constellium SE(b)
3.75%, 04/15/29		591	570,674
6.38%, 08/15/32		250	258,005
ERO Copper Corp., 6.50%, 02/15/30(b)		43	43,134
First Quantum Minerals Ltd.(b)
8.00%, 03/01/33		200	213,106
7.25%, 02/15/34		200	210,190
Glencore Funding LLC, 6.14%, 04/01/55(b)		600	619,165
Kaiser Aluminum Corp.(b)
4.50%, 06/01/31		331	319,787
5.88%, 03/01/34		250	250,784
Navoi Mining & Metallurgical Combinat, 6.95%, 10/17/31(b)		200	213,125
New Gold, Inc., 6.88%, 04/01/32(b)		162	171,921
Novelis Corp.(b)
4.75%, 01/30/30		95	91,643
6.88%, 01/30/30		256	265,818
3.88%, 08/15/31		175	159,506
6.38%, 08/15/33		338	342,655
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(d)	EUR	100	114,772
Rio Tinto Finance USA PLC, 4.13%, 08/21/42	USD	400	343,821
Samarco Mineracao SA(h)
(9.00% Cash or 9.00% PIK), 9.50%, 06/30/31(d)		82	83,643
(9.00% PIK), 9.50%, 06/30/31(b)		9	9,095
Steel Dynamics, Inc., 5.75%, 05/15/55		400	398,250
Vale Overseas Ltd., 6.40%, 06/28/54		36	36,738
Vallourec SACA, 7.50%, 04/15/32(b)		200	212,356
Vedanta Resources Finance II PLC, 10.88%, 09/17/29(b)		200	210,812
Volcan Cia Minera SAA, 8.50%, 10/28/32(b)		74	75,934
			7,413,379
Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
Arbor Realty SR, Inc.
8.50%, 12/15/28		49	48,804
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Arbor Realty SR, Inc. (continued)
7.88%, 07/15/30	USD	86	$ 82,172
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/27		149	147,464
Starwood Property Trust, Inc.
7.25%, 04/01/29		94	99,274
6.00%, 04/15/30		48	49,267
6.50%, 07/01/30		67	69,888
6.50%, 10/15/30		198	206,434
			703,303
Multi-Utilities — 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.50%, 06/01/30(b)		106	112,921
KeySpan Gas East Corp., 5.82%, 04/01/41(b)		1,010	1,010,089
NiSource, Inc., 1.70%, 02/15/31		400	351,004
Piedmont Natural Gas Co., Inc., 5.10%, 02/15/35(f)		4,450	4,516,003
			5,990,017
Oil, Gas & Consumable Fuels — 4.6%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)		267	279,730
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.38%, 06/15/29		140	140,004
6.63%, 02/01/32		76	78,666
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		91	115,682
5.88%, 06/30/29		6	6,016
6.63%, 07/15/33		90	93,154
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
7.00%, 07/15/29		120	125,150
7.25%, 07/15/32		97	102,943
BP Capital Markets America, Inc., 2.72%, 01/12/32		620	564,679
Buckeye Partners LP
6.88%, 07/01/29(b)		11	11,442
6.75%, 02/01/30(b)		46	48,289
5.85%, 11/15/43		94	88,151
5.60%, 10/15/44		59	53,475
Burlington Resources LLC, 5.95%, 10/15/36		685	732,978
Caturus Energy LLC, 8.50%, 02/15/30(b)		383	398,873
Chord Energy Corp., 6.75%, 03/15/33(b)		58	59,979
CITGO Petroleum Corp., 8.38%, 01/15/29(b)		322	334,823
Civitas Resources, Inc.(b)
8.38%, 07/01/28		56	57,702
8.75%, 07/01/31		95	98,553
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		66	63,984
CNX Resources Corp., 7.25%, 03/01/32(b)		60	62,634
Comstock Resources, Inc.(b)
6.75%, 03/01/29		401	401,586
5.88%, 01/15/30		201	195,504
ConocoPhillips Co., 3.76%, 03/15/42		600	488,667
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		500	494,659
Crescent Energy Finance LLC(b)
7.63%, 04/01/32		135	130,885
7.38%, 01/15/33		244	231,544
8.38%, 01/15/34		72	71,520
DBR Land Holdings LLC, 6.25%, 12/01/30(b)		104	106,380
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.38%, 06/30/33(b)		219	223,478
Devon Energy Corp., 5.60%, 07/15/41		300	290,209
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)	USD	89	$ 94,282
Ecopetrol SA, 8.88%, 01/13/33		88	93,632
EG Global Finance PLC, 12.00%, 11/30/28(b)		209	227,158
Energy Transfer LP
6.25%, 04/15/49		540	534,445
(5-year CMT + 4.02%), 8.00%, 05/15/54(a)		342	365,070
Series H, (5-year CMT + 5.69%), 6.50%(a)(i)		4,275	4,293,827
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,507,030
EOG Resources, Inc., 5.10%, 01/15/36		200	201,936
EQT Corp., 4.50%, 01/15/29		13	13,031
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		118	118,486
8.00%, 05/15/33		4	4,152
Global Partners LP/GLP Finance Corp., 7.13%, 07/01/33(b)		66	67,204
Gran Tierra Energy, Inc., 9.50%, 10/15/29(b)		200	139,000
Greensaif Pipelines Bidco SARL, 5.85%, 02/23/36(b)		200	208,786
Gulfport Energy Operating Corp., 6.75%, 09/01/29(b)		99	102,235
Harvest Midstream I LP, 7.50%, 05/15/32(b)		58	60,458
Hess Corp., 4.30%, 04/01/27		1,100	1,104,653
Hess Midstream Operations LP(b)
6.50%, 06/01/29		118	121,859
4.25%, 02/15/30		67	65,532
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
6.25%, 11/01/28		70	70,397
5.75%, 02/01/29		94	93,001
6.00%, 04/15/30		12	11,660
6.25%, 04/15/32		9	8,472
8.38%, 11/01/33		254	259,348
6.88%, 05/15/34		40	37,480
7.25%, 02/15/35		45	42,767
Howard Midstream Energy Partners LLC(b)
7.38%, 07/15/32		27	28,490
6.63%, 01/15/34		182	186,975
Impulsora Pipeline LLC, 6.05%, 01/01/43(c)		1,489	1,312,192
ITT Holdings LLC, 6.50%, 08/01/29(b)(f)		391	375,224
Kinder Morgan, Inc., 5.05%, 02/15/46		1,400	1,258,716
Kinetik Holdings LP(b)
6.63%, 12/15/28		36	37,068
5.88%, 06/15/30		11	11,099
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(b)		78	80,166
Marathon Petroleum Corp., 6.50%, 03/01/41(f)		1,150	1,223,979
Matador Resources Co.(b)
6.88%, 04/15/28(f)		139	142,042
6.50%, 04/15/32		159	161,252
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(d)		181	158,807
MPLX LP
4.25%, 12/01/27		250	250,660
4.80%, 02/15/29		500	507,468
Murphy Oil Corp., 5.88%, 12/01/42		18	15,476
Nabors Industries, Inc., 7.63%, 11/15/32(b)		76	74,699
NGL Energy Operating LLC/NGL Energy Finance Corp.(b)
8.13%, 02/15/29		174	180,606
8.38%, 02/15/32		390	403,870
Noble Finance II LLC, 8.00%, 04/15/30(b)		69	71,685
Northern Oil & Gas, Inc., 7.88%, 10/15/33(b)		215	209,336
Northriver Midstream Finance LP, 6.75%, 07/15/32(b)		93	94,772

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(b)	USD	112	$ 107,860
Permian Resources Operating LLC(b)
8.00%, 04/15/27		189	191,468
5.88%, 07/01/29		170	170,996
7.00%, 01/15/32(f)		144	150,096
6.25%, 02/01/33		79	81,036
Petrobras Global Finance BV, 6.75%, 01/27/41		140	141,371
Petroleos Mexicanos
8.75%, 06/02/29		165	177,040
5.95%, 01/28/31		152	147,121
Pluspetrol Camisea SA/Pluspetrol Lote 56 SA, 6.24%, 07/03/36(b)		50	52,993
Prairie Acquiror LP, 9.00%, 08/01/29(b)		113	117,455
Raizen Fuels Finance SA, 6.45%, 03/05/34(b)		200	164,750
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		36	35,921
Sabine Pass Liquefaction LLC, 5.00%, 03/15/27		1,750	1,761,762
Sunoco LP(b)
5.63%, 03/15/31		74	74,542
6.63%, 08/15/32		101	103,809
6.25%, 07/01/33		106	108,578
5.88%, 03/15/34		75	74,993
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
5.50%, 01/15/28		95	95,051
7.38%, 02/15/29		302	312,136
6.00%, 09/01/31		67	66,687
TGNR Intermediate Holdings LLC, 5.50%, 10/15/29(b)		119	117,838
TransCanada PipeLines Ltd., 5.60%, 03/31/34		500	519,427
TransMontaigne Partners LLC, 8.50%, 06/15/30(b)		30	30,288
Transocean International Ltd.(b)
8.25%, 05/15/29		59	59,463
8.75%, 02/15/30		18	18,808
8.50%, 05/15/31		110	108,958
7.88%, 10/15/32		109	113,840
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		45	45,471
Valaris Ltd., 8.38%, 04/30/30(b)		143	148,786
Venture Global LNG, Inc.(b)
9.50%, 02/01/29		1,140	1,181,584
7.00%, 01/15/30		25	24,061
8.38%, 06/01/31		675	671,237
9.88%, 02/01/32		782	807,863
Venture Global Plaquemines LNG LLC(b)
6.13%, 12/15/30		416	423,631
7.50%, 05/01/33		192	207,456
6.50%, 01/15/34		515	527,484
7.75%, 05/01/35		227	248,554
6.75%, 01/15/36		552	565,408
Vista Energy Argentina SAU, 8.50%, 06/10/33(b)		38	38,855
Vital Energy, Inc.
7.75%, 07/31/29(b)		59	58,888
9.75%, 10/15/30		98	102,844
7.88%, 04/15/32(b)(f)		200	197,057
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(b)		143	144,347
			33,279,635
Passenger Airlines — 0.3%
American Airlines Pass-Through Trust
Series 2015-2, Class A, 4.00%, 09/22/27		825	810,244
Series 2015-2, Class AA, 3.60%, 09/22/27		825	816,843
American Airlines, Inc., 8.50%, 05/15/29(b)		225	235,326
Security		Par (000)	Value
Passenger Airlines (continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)	USD	35	$ 35,642
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		179	180,336
OneSky Flight LLC, 8.88%, 12/15/29(b)		133	142,328
			2,220,719
Personal Care Products — 0.1%
Opal Bidco SAS
5.50%, 03/31/32(d)	EUR	100	121,232
6.50%, 03/31/32(b)	USD	400	409,688
Perrigo Finance Unlimited Co., 6.13%, 09/30/32		51	49,677
			580,597
Pharmaceuticals — 1.6%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)		2,377	2,472,120
AbbVie, Inc.
4.30%, 05/14/36		2,670	2,561,761
4.88%, 11/14/48		2,095	1,907,440
Amneal Pharmaceuticals LLC, 6.88%, 08/01/32(b)		105	110,913
Bausch Health Cos., Inc.(b)
4.88%, 06/01/28		83	74,285
11.00%, 09/30/28		254	263,103
Becton Dickinson & Co.
4.30%, 08/22/32		750	737,956
4.69%, 12/15/44		600	531,525
Bristol-Myers Squibb Co.
4.50%, 03/01/44		350	309,531
4.35%, 11/15/47		300	253,711
CVS Health Corp., 6.00%, 06/01/44		700	703,440
Dolcetto Holdco SpA, 5.63%, 07/14/32(d)	EUR	100	119,281
Grifols SA, 2.25%, 11/15/27(d)		100	116,947
Gruenenthal GmbH, Series NOV, 4.63%, 11/15/31(d)		100	118,752
Nidda Healthcare Holding GmbH(d)
7.00%, 02/21/30		100	121,990
(3-mo. EURIBOR + 3.25%), 5.28%, 10/15/32(a)		100	118,581
Option Care Health, Inc., 4.38%, 10/31/29(b)	USD	76	74,254
Rossini SARL, (3-mo. EURIBOR + 3.88%), 5.89%, 12/31/29(a)(d)	EUR	42	50,742
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30	USD	500	456,861
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26		163	160,861
6.00%, 12/01/32		200	209,588
			11,473,642
Real Estate Management & Development — 0.3%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(h)	EUR	24	30,989
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(d)		100	119,547
Alpha Star Holding IX Ltd., 7.00%, 08/26/28(d)	USD	200	204,414
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.00%, 04/15/30(b)		33	32,695
Series AI, 7.00%, 04/15/30		157	156,921
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 04/15/30(b)		183	198,605
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31(b)		213	227,504
Fantasia Holdings Group Co. Ltd.(d)(e)(n)
11.75%, 04/17/22		200	2,000
10.88%, 01/09/23		307	3,070
11.88%, 06/01/23		400	4,000
9.25%, 07/28/23		300	3,000
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Real Estate Management & Development (continued)
Five Point Operating Co. LP, 8.00%, 10/01/30(b)	USD	50	$ 52,239
i-595 Express LLC, 3.31%, 12/31/31(c)		557	539,970
New Immo Holding SA, 4.95%, 11/14/30(d)	EUR	100	118,199
Vivion Investments SARL(d)
5.63%, 06/08/30		100	113,186
(6.50% Cash and 1.75% PIK), 8.25%, 08/31/28(h)		14	16,428
			1,822,767
Retail REITs — 0.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)	USD	109	107,726
Simon Property Group LP, 6.75%, 02/01/40		1,670	1,919,198
			2,026,924
Semiconductors & Semiconductor Equipment — 1.5%
Amkor Technology, Inc., 5.88%, 10/01/33(b)		46	46,949
Broadcom, Inc.
4.75%, 04/15/29		2,500	2,546,922
4.15%, 04/15/32(b)		1,500	1,466,766
3.47%, 04/15/34		700	638,290
3.50%, 02/15/41		700	569,439
3.75%, 02/15/51		950	716,199
Intel Corp.
5.13%, 02/10/30		750	768,809
2.00%, 08/12/31(f)		1,000	876,956
KLA Corp., 5.00%, 03/15/49		500	460,285
QUALCOMM, Inc.
4.25%, 05/20/32		445	444,447
5.40%, 05/20/33		250	264,732
4.30%, 05/20/47		2,380	1,998,307
			10,798,101
Software — 2.1%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)(f)		1,889	1,883,315
Camelot Finance SA, 4.50%, 11/01/26(b)		35	34,762
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		461	474,818
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(b)		127	110,379
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)		95	80,542
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		1,085	1,099,200
9.00%, 09/30/29(f)		1,628	1,695,579
8.25%, 06/30/32		120	125,405
CoreLogic, Inc., 4.50%, 05/01/28(b)		592	579,962
CoreWeave, Inc., 9.25%, 06/01/30(b)(f)		265	246,390
Electronic Arts, Inc., 2.95%, 02/15/51(f)		93	85,784
Ellucian Holdings, Inc., 6.50%, 12/01/29(b)		144	146,830
IPD 3 BV, Series NOV, 5.50%, 06/15/31(d)	EUR	100	118,257
Microsoft Corp.
2.53%, 06/01/50	USD	1,600	976,878
2.92%, 03/17/52(f)		3,250	2,128,870
Oracle Corp.
3.60%, 04/01/40(f)		3,025	2,243,454
3.60%, 04/01/50		400	249,164
3.95%, 03/25/51		600	394,776
6.13%, 08/03/65		600	531,356
Playtika Holding Corp., 4.25%, 03/15/29(b)		7	6,277
Sabre GLBL, Inc., 10.75%, 03/15/30(b)(f)		186	152,920
SS&C Technologies, Inc., 6.50%, 06/01/32(b)		240	249,699
Security		Par (000)	Value
Software (continued)
Twilio, Inc.
3.63%, 03/15/29	USD	73	$ 70,516
3.88%, 03/15/31		73	69,768
UKG, Inc., 6.88%, 02/01/31(b)		877	900,866
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		147	138,724
			14,794,491
Specialty Retail — 0.1%
Advance Auto Parts, Inc., 7.00%, 08/01/30(b)		101	101,535
Duomo Bidco SpA, (3-mo. EURIBOR + 3.25%), 5.31%, 01/15/32(a)(d)	EUR	100	118,420
Ferrellgas LP / Ferrellgas Finance Corp., 9.25%, 01/15/31(b)	USD	102	105,054
Staples, Inc., 10.75%, 09/01/29(b)		103	102,400
			427,409
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
4.38%, 05/13/45		1,000	891,473
3.75%, 09/12/47		700	552,954
2.65%, 02/08/51(f)		2,280	1,409,433
Seagate Data Storage Technology Pte Ltd.(b)
8.25%, 12/15/29		174	184,516
8.50%, 07/15/31		111	118,011
Seagate Data Storage Technology Pte. Ltd., 5.88%, 07/15/30(b)		74	76,284
			3,232,671
Textiles, Apparel & Luxury Goods — 0.2%
Beach Acquisition Bidco LLC(b)
5.25%, 07/15/32	EUR	270	323,032
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(h)	USD	653	720,770
Levi Strauss & Co.(b)
4.00%, 08/15/30	EUR	100	119,345
3.50%, 03/01/31	USD	11	10,243
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 5.78%, 07/01/29(a)(d)	EUR	100	118,481
			1,291,871
Tobacco — 1.0%
Altria Group, Inc.
2.45%, 02/04/32	USD	200	176,856
5.38%, 01/31/44		2,000	1,931,821
BAT Capital Corp.
3.22%, 09/06/26		394	392,000
7.08%, 08/02/43		500	561,609
4.54%, 08/15/47		1,500	1,244,290
7.08%, 08/02/53		450	510,195
Philip Morris International, Inc., 5.38%, 02/15/33		1,000	1,045,688
Reynolds American, Inc., 7.00%, 08/04/41		1,000	1,046,029
			6,908,488
Transportation Infrastructure — 0.2%
FedEx Corp., 4.10%, 02/01/45		1,250	968,139
Ocado Group PLC, 11.00%, 06/15/30(d)	GBP	100	135,959
			1,104,098
Utilities — 0.1%
TransAlta Corp., 5.88%, 02/01/34	USD	126	126,871
VoltaGrid LLC, 7.38%, 11/01/30(b)		806	798,541
			925,412

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Water Utilities — 0.2%
American Water Capital Corp., 4.45%, 06/01/32	USD	1,350	$ 1,350,734
Wireless Telecommunication Services — 1.7%
Altice France SA(b)
6.88%, 10/15/30		38	36,998
6.50%, 10/15/31		55	51,751
6.50%, 04/15/32		488	467,894
6.88%, 07/15/32		416	398,957
Digicel International Finance Ltd./Difl U.S. LLC, 8.63%, 08/01/32(b)		645	669,594
Level 3 Financing, Inc., 8.50%, 01/15/36(b)		797	816,114
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(b)		200	209,626
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	2,680,895
Telecom Argentina SA, 9.25%, 05/28/33(b)		22	23,207
T-Mobile USA, Inc.
3.88%, 04/15/30		2,000	1,966,750
2.55%, 02/15/31		500	456,792
3.30%, 02/15/51		500	334,238
5.80%, 09/15/62		500	492,132
Turkcell Iletisim Hizmetleri A/S, 7.65%, 01/24/32(b)		200	212,104
Veon Midco BV, 3.38%, 11/25/27(b)		200	189,062
Verizon Communications, Inc., 5.75%, 11/30/45		1,460	1,449,572
Vmed O2 U.K. Financing I PLC
4.25%, 01/31/31(b)		600	547,206
4.50%, 07/15/31(d)	GBP	100	119,437
6.75%, 01/15/33(b)	USD	200	198,207
Vodafone Group PLC, 4.88%, 06/19/49		700	608,017
WOM Mobile SA, (12.50% PIK), 11.00%, 04/01/31(b)(h)		10	10,292
Zegona Finance PLC, 6.75%, 07/15/29(d)	EUR	90	111,147
			12,049,992
Total Corporate Bonds — 64.5% (Cost: $462,867,267)			464,493,140
Fixed Rate Loan Interests
IT Services — 0.1%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31	USD	891	885,938
Software — 0.2%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31		1,267	1,225,342
Total Fixed Rate Loan Interests — 0.3% (Cost: $2,157,705)			2,111,280
Floating Rate Loan Interests(a)
Advertising Agencies — 0.1%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.83%, 08/23/28		293	293,529
Neptune Bidco U.S., Inc., 2022 USD Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 5.10%), 9.03%, 04/11/29		207	204,611
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.93%, 02/15/29		44	40,583
			538,723
Security		Par (000)	Value
Aerospace & Defense — 0.0%
Kaman Corp.
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.43%, 02/26/32	USD	—	$ 353
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.38%, 02/26/32		39	39,104
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 12/01/32		95	95,161
Signia Aerospace LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.57%, 12/11/31		78	78,623
			213,241
Automobile Components — 0.1%
Clarios Global LP, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/28/32		182	182,231
Tenneco, Inc.
2022 Term Loan A, (3-mo. CME Term SOFR at 0.50% Floor + 4.85%), 8.74%, 11/17/28		15	14,806
2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.99%, 11/17/28		92	90,295
			287,332
Biotechnology — 0.0%
Parexel International Corporation, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.42%, 12/12/31		92	92,024
Building Products — 0.1%
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/08/32		25	25,617
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.97%, 07/08/30		58	55,830
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 10/19/29		280	280,904
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 08/05/31		81	78,266
			440,617
Capital Markets — 0.0%
Acuren Delaware Holdco, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 07/30/31		27	26,971
Gryphon Acquire NewCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.85%, 09/13/32		155	155,986
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/16/31(c)		75	76,131
			259,088
Chemicals — 0.1%
Advancion Holdings LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR + 7.85%), 11.57%, 11/24/28		64	57,509
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.61%, 10/04/29		253	242,540
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.70%, 07/03/28		182	158,984
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Chemicals (continued)
Olympus Water U.S. Holding Corp., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 11/03/32	USD	123	$ 122,155
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.29%, 04/08/31		18	13,019
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.69%, 08/19/32		85	84,708
			678,915
Commercial Services & Supplies — 0.1%
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/12/32		70	70,075
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 08/20/32		269	270,439
Champions Financing, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.57%, 02/23/29		208	196,620
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 1.50% and 3.75% PIK), 9.09%, 07/31/30(h)		139	132,950
ION Platform Finance U.S., Inc., USD Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 10/07/32		55	51,202
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.04%, 12/17/28(e)(n)		47	5,682
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/31		118	117,880
			844,848
Communications Equipment — 0.0%
COMMSCOPE, 2024 Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 4.75%), 8.47%, 12/17/29		73	73,520
Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.35%, 08/01/30		567	515,469
Consumer Discretionary — 0.0%
Camelot U.S. Acquisition LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 01/31/31		143	143,090
Jupiter Buyer, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 11/01/31		38	38,106
			181,196
Consumer Staples Distribution & Retail — 0.1%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.21%, 08/30/32		477	479,185
Pye-Barker Fire & Safety LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 12/16/32		85	85,757
			564,942
Security		Par (000)	Value
Containers & Packaging — 0.0%
LABL, Inc., 2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.94%, 10/30/28	USD	141	$ 88,895
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 04/15/30		131	128,135
Potters Industries LLC, 2025 Repriced Term Loan B, (1-mo. CEM Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/09/32(c)		52	52,195
			269,225
Diversified Telecommunication Services — 0.1%
Delta Topco, Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.04%, 11/29/30		32	31,480
Frontier Communications Holdings LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.24%, 07/01/31		41	40,527
Lumen Technologies, Inc., 2024 Term Loan A, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.72%, 06/01/28		42	41,937
Windstream Services LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.57%, 10/01/31(c)		128	128,660
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.00% and 0.50% PIK), 7.33%, 03/11/30(h)		608	575,918
			818,522
Electronic Equipment, Instruments & Components — 0.0%
Lsf12 Crown U.S. Commercial Bidco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.37%, 12/02/31		163	164,083
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.49%, 10/01/32		71	70,875
			234,958
Energy Equipment & Services — 0.0%
Star Holding LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 07/31/31		41	40,077
Financial Services — 0.0%
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.43%, 10/08/32		45	45,183
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp.
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/29/28		126	126,098
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 01/15/31		242	243,652
			369,750
Health Care Providers & Services — 0.1%
LifePoint Health, Inc.
2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.65%, 05/19/31		163	163,140
2024 Incremental Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.33%, 05/19/31		83	82,420

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care Providers & Services (continued)
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.60% and 4.00% PIK), 14.53%, 01/28/28(h)	USD	132	$ 94,201
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 09/27/30		351	351,614
			691,375
Hotels, Restaurants & Leisure — 0.0%
Great Canadian Gaming Corp., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.44%, 11/01/29		57	56,079
Sabre GLBL, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29		45	39,588
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29(c)		27	23,439
			119,106
Household Durables — 0.0%
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 01/20/32		61	60,782
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.61%), 8.33%, 12/19/29		27	27,152
			87,934
Industrial Conglomerates — 0.0%
Titan Acquisition Ltd., 2025 Add on Delayed Draw Term Loan, 02/15/29		65	65,416
Insurance — 0.1%
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.92%, 02/15/31		90	90,063
Asurion LLC, 2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30		88	88,111
Hyperion Insurance Group Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.49%, 04/18/30		17	16,945
Jones DesLauriers Insurance Management Inc., 2025 Repriced Term Loan B, 12/10/32(o)		117	116,865
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 07/02/31		22	21,917
Truist Insurance Holdings LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 05/06/32		410	414,381
			748,282
Interactive Media & Services — 0.0%
MH Sub I LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 05/03/28		47	43,493
Internet Software & Services — 0.0%
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 08/31/28		28	28,047
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 03/15/30		167	165,128
			193,175
Security		Par (000)	Value
IT Services — 0.1%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/29/31	USD	14	$ 14,082
Finastra USA, Inc.
2025 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 7.00%), 10.72%, 09/15/33		96	93,920
2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/15/32		288	281,392
Fortress Intermediate 3, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.78%, 06/27/31		61	61,040
			450,434
Leisure Products — 0.0%
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30		98	97,989
Machinery — 0.1%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, 06/23/30(o)		19	19,054
GrafTech Global Enterprises, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.86%, 12/21/29		60	60,274
Husky Injection Molding Systems Ltd., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.53%, 02/15/29		474	477,410
			556,738
Media — 0.2%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.86%, 05/31/31		227	226,981
CMG Media Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.60%), 7.27%, 06/18/29		117	109,222
Coral-U.S. Co-Borrower LLC, 2025 Term Loan B7, (3- mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.15%, 01/31/32		57	56,051
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		320	278,909
Directv Financing LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.34%, 02/17/31		373	372,061
Gray Media, Inc.
2021 Term Loan D, (1-mo. CME Term SOFR at 0.00% Floor + 3.11%), 6.99%, 12/01/28		64	63,707
2024 Term Loan B, (1-mo. CME Term SOFR + 5.25%), 9.12%, 06/04/29		—	551
OVG Business Services LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 06/25/31		7	6,649
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 8.83%, 09/25/29(h)		344	262,894
Versant Media Group, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.16%, 01/30/31		66	65,959
			1,442,984
Metals & Mining — 0.0%
BradyPlus Holdings LLC, 2025 Term Loan B, (3-mo. CEM Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/11/30		229	226,328
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.0%
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31	USD	145	$ 145,090
Personal Care Products — 0.0%
ACP Tara Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 12/15/32(c)		53	53,265
Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.22%, 08/01/32		222	224,111
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 04/23/31		92	91,244
			315,355
Software — 0.2%
Ascend Learning LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 12/11/28		21	20,902
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/29		358	358,847
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 07/30/31		169	168,297
Boxer Parent Company Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.75%), 9.47%, 07/30/32		115	110,486
Central Parent LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 07/06/29		55	46,472
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.33%, 06/02/28		84	83,569
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.19%, 10/09/31		44	44,023
Ellucian Holdings, Inc., 2024 2nd Lien Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.47%, 11/22/32		111	111,728
RealPage, Inc.
1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 04/24/28		211	210,372
2024 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.42%, 04/24/28		83	83,553
Sabre GLBL, Inc.(c)
2025 11th Amendment Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		19	16,865
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		8	7,168
			1,262,282
Technology Hardware, Storage & Peripherals — 0.0%
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.37%, 05/25/29		85	43,105
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 8.37%, 05/25/29		12	6,252
			49,357
Security		Par (000)	Value
Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.02%, 08/06/32	USD	168	$ 167,400
Level 3 Financing, Inc., 2025 Repriced Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 03/29/32		457	458,028
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/06/32(c)		126	126,315
			751,743
Total Floating Rate Loan Interests — 1.9% (Cost: $13,988,993)			13,767,976
Foreign Agency Obligations
Argentina — 0.0%
Argentine Republic Government International Bonds, 1.75%, 07/09/27(m)		90	77,021
Barbados — 0.0%
Barbados Government International Bonds, 8.00%, 06/26/35(b)		149	157,055
Benin — 0.0%
Benin Government International Bonds, 7.96%, 02/13/38(b)		200	207,812
Bulgaria — 0.0%
Bulgaria Government International Bonds, Series 13Y, 5.00%, 03/05/37(d)		92	91,356
Canada — 0.9%
CDP Financial, Inc., 5.60%, 11/25/39(b)(f)		5,890	6,304,423
Cayman Islands — 0.0%
Kyrgyz Republic International Bonds, 7.75%, 06/03/30(b)		200	205,750
Chile — 0.0%
Chile Government International Bonds, 4.34%, 03/07/42		200	178,600
Colombia — 0.0%
Colombia Government International Bonds, 8.00%, 04/20/33		200	215,000
Costa Rica — 0.1%
Costa Rica Government International Bonds, 7.30%, 11/13/54(b)		200	224,100
Dominican Republic — 0.1%
Dominican Republic International Bonds(b)
4.50%, 01/30/30		226	221,049
7.05%, 02/03/31		150	161,091
			382,140
Ecuador — 0.0%
Ecuador Government International Bonds, 6.90%, 07/31/30(b)(m)		80	78,637
Egypt — 0.1%
Egypt Government International Bonds
7.63%, 05/29/32(d)		200	212,452
7.50%, 02/16/61(b)		219	190,924
			403,376

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Gabon — 0.0%
Gabon Government International Bonds, Series 4Y, 9.50%, 02/18/29(d)	USD	200	$ 173,126
Guatemala — 0.1%
Guatemala Government Bonds(b)
5.38%, 04/24/32		200	201,600
6.60%, 06/13/36		200	214,754
			416,354
Hungary — 0.1%
Hungary Government International Bonds, 5.25%, 06/16/29(b)		200	203,775
Magyar Export-Import Bank Zrt, 6.00%, 05/16/29(d)	EUR	100	125,803
			329,578
Indonesia — 0.0%
Indonesia Government International Bonds, 3.88%, 01/15/33		100	118,498
Ivory Coast — 0.1%
Ivory Coast Government International Bonds
5.88%, 10/17/31(d)		192	227,330
8.08%, 04/01/36(b)	USD	200	216,013
			443,343
Kenya — 0.0%
Republic of Kenya Government International Bonds, 9.75%, 02/16/31(b)		200	218,500
Latvia — 0.0%
Latvia Government International Bonds, 5.13%, 07/30/34(b)		200	204,668
Mexico — 0.0%
Mexico Government International Bonds, 5.13%, 03/19/38	EUR	100	116,969
Morocco — 0.0%
Morocco Government International Bonds, 2.38%, 12/15/27(b)	USD	200	192,000
Nigeria — 0.1%
Nigeria Government International Bonds, 10.38%, 12/09/34(b)		200	236,989
Oman — 0.0%
Oman Government International Bonds, 6.75%, 01/17/48(d)		200	220,562
Panama — 0.1%
Panama Government International Bonds
7.50%, 03/01/31		200	221,700
6.40%, 02/14/35		200	210,633
			432,333
Paraguay — 0.0%
Paraguay Government International Bonds, 2.74%, 01/29/33(d)		200	178,800
Peru — 0.1%
Peru Government International Bonds
2.78%, 01/23/31		151	139,750
1.86%, 12/01/32		98	80,973
			220,723
Security		Par (000)	Value
Poland — 0.0%
Republic of Poland Government International Bonds
Series 10Y, 4.88%, 10/04/33	USD	37	$ 37,516
Series 30Y, 5.50%, 04/04/53		119	113,556
			151,072
Romania — 0.1%
Romanian Government International Bonds
5.25%, 11/25/27(b)		50	50,797
2.12%, 07/16/31(d)	EUR	179	184,526
6.25%, 09/10/34(b)		145	179,032
6.75%, 07/11/39(b)		65	79,466
6.50%, 10/07/45(b)		80	93,395
			587,216
Serbia — 0.0%
Serbia International Bonds, 6.00%, 06/12/34(b)	USD	200	206,500
South Africa — 0.1%
Republic of South Africa Government International Bonds
7.95%, 11/19/54(b)		200	215,000
Series 30Y, 5.75%, 09/30/49		252	212,625
			427,625
Trinidad And Tobago — 0.0%
Trinidad & Tobago Government International Bonds, 6.40%, 06/26/34(b)		200	201,400
Turkey — 0.0%
Turkiye Government International Bonds, Series 7Y, 7.13%, 02/12/32		200	211,800
Uruguay — 0.0%
Oriental Republic of Uruguay, 5.25%, 09/10/60		127	118,865
Uzbekistan — 0.0%
Republic of Uzbekistan International Bonds, 5.38%, 05/29/27(b)	EUR	100	120,074
Total Foreign Agency Obligations — 2.0% (Cost: $13,180,672)			14,052,265
Municipal Bonds
Arizona — 0.1%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	USD	890	933,633
California — 1.6%
City of Los Angeles California, GO, Series A, Sustainability Bonds, 5.00%, 09/01/42		2,000	1,968,821
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 3.29%, 06/01/42		2,610	2,043,315
Series A-1, 3.71%, 06/01/41		1,000	777,447
Oxnard Union High School District, Refunding GO, (BAM), 3.18%, 08/01/43		1,600	1,248,907
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48		2,500	2,670,438
State of California, GO, BAB, 7.55%, 04/01/39		1,500	1,820,366
State of California, Refunding GO, 5.13%, 03/01/38		1,000	1,015,674
			11,544,968
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Florida — 0.2%
State Board of Administration Finance Corp., RB, Series A, 5.53%, 07/01/34	USD	1,500	$ 1,577,164
Georgia — 0.2%
Municipal Electric Authority of Georgia, Refunding RB, BAB, 6.64%, 04/01/57		987	1,067,390
Hawaii — 0.2%
City & County Honolulu HI Wastewater System Revenue, Refunding RB, Series A, 2.62%, 07/01/45		1,000	687,527
State of Hawaii, GO, Series GK, 6.15%, 10/01/38		1,000	1,075,690
			1,763,217
Illinois — 0.3%
State of Illinois, GO, 5.10%, 06/01/33		1,745	1,788,498
Massachusetts — 0.6%
Massachusetts Educational Financing Authority, RB, Series A, 6.17%, 07/01/50		2,500	2,547,942
Massachusetts Educational Financing Authority, Refunding RB, Series A, 6.35%, 07/01/49		1,355	1,401,530
University of Massachusetts Building Authority, Refunding RB, Series 3, 3.43%, 11/01/40		500	426,671
			4,376,143
New Jersey — 0.3%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41		1,750	2,044,699
New York — 0.6%
City of New York, GO
Series H, 6.29%, 02/01/45		600	630,451
Series D-1, Sustainability Bonds, 5.09%, 10/01/49		1,000	940,810
New York City Municipal Water Finance Authority, Refunding RB, BAB, 6.01%, 06/15/42		1,000	1,035,586
New York State Dormitory Authority, RB, BAB, Series F, 5.63%, 03/15/39		1,100	1,130,639
United Nations Development Corp., Refunding RB, Series A, 6.54%, 08/01/55		850	907,008
			4,644,494
Texas — 0.4%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46		2,000	1,448,132
Texas Natural Gas Securitization Finance Corp., RB, Series 2023-1, Class A2, 5.17%, 04/01/41		1,500	1,529,775
			2,977,907
Total Municipal Bonds — 4.5% (Cost: $32,056,589)			32,718,113
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.3%
A&D Mortgage Trust, Series 2024-NQM5, Class A1, 5.70%, 11/25/69(b)		1,280	1,288,727
ACRA Trust, Series 2024-NQM1, Class A1, 5.61%, 10/25/64(b)		398	399,855
Alternative Loan Trust
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		294	261,640
Series 2006-OA21, Class A1, (1-mo. Term SOFR + 0.30%), 4.04%, 03/20/47(a)		289	253,913
Series 2007-OA10, Class 2A1, (1-mo. Term SOFR + 0.61%), 4.35%, 09/25/47(a)		3,454	498,081
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Angel Oak Mortgage Trust, Series 2024-10, Class A1, 5.35%, 10/25/69(b)	USD	1,481	$ 1,488,307
Banc of America Funding Trust, Series 2007-2, Class 1A2, 6.00%, 03/25/37		177	136,634
Barclays Mortgage Loan Trust, Series 2025-NQM3, Class A1, 5.64%, 05/25/65(a)(b)		908	914,168
Bravo Residential Funding Trust(b)
Series 2021-NQM1, Class A1, 0.94%, 02/25/49(a)		426	392,174
Series 2023-NQM3, Class A1, 4.85%, 09/25/62		354	353,519
Series 2023-NQM4, Class A1, 6.44%, 05/25/63		896	899,033
Series 2025-NQM1, Class A1, 5.60%, 12/25/64		1,103	1,112,581
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49(a)(b)		390	394,446
CIM Trust(b)
Series 2023-I1, Class A1, 6.03%, 04/25/58		880	879,667
Series 2023-I2, Class A1, 6.64%, 12/25/67		824	827,530
COLT Mortgage Loan Trust(b)
Series 2023-2, Class A1, 6.60%, 07/25/68		794	798,306
Series 2023-3, Class M1, 7.80%, 09/25/68(a)		800	810,462
Series 2024-6, Class A1, 5.39%, 11/25/69		1,041	1,046,387
Series 2024-7, Class A1, 5.54%, 12/26/69		1,244	1,253,743
Series 2024-INV4, Class A1, 5.61%, 05/25/69		1,080	1,089,802
Series 2025-11, Class M1, 5.95%, 11/25/70(a)		2,500	2,506,386
CSMC Trust, Series 2022-NQM5, Class A1, 5.17%, 05/25/67(a)(b)		2,191	2,189,900
Deephaven Residential Mortgage Trust, Series 2022-2, Class A1, 4.30%, 03/25/67(a)(b)		198	193,390
Ellington Financial Mortgage Trust(a)(b)
Series 2020-1, Class M1, 5.24%, 05/25/65		1,500	1,496,779
Series 2021-2, Class A1, 0.93%, 06/25/66		158	134,749
Flagstar Mortgage Trust, Series 2021-4, Class A1, 2.50%, 06/01/51(a)(b)		2,150	1,800,495
GCAT Trust(a)(b)
Series 2022-NQM3, Class A1, 4.35%, 04/25/67		953	950,068
Series 2024-INV4, Class A2, 5.50%, 12/25/54		802	806,653
GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ2, Class A4, 2.50%, 06/25/52(a)(b)		902	753,682
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class A2, 2.50%, 11/25/51(a)(b)		797	666,125
GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37		71	43,852
Homes Trust(b)
Series 2024-NQM2, Class A1, 5.72%, 10/25/69		483	487,114
Series 2025-NQM5, Class M1, 5.80%, 09/25/70(a)		697	697,577
JP Morgan Mortgage Trust
Series 2006-S3, Class 1A12, 6.50%, 08/25/36		42	13,493
Series 2022-DSC1, Class A1, 4.75%, 01/25/63(a)(b)		362	357,165
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)		633	552,972
Series 2023-DSC1, Class A1, 4.63%, 07/25/63(a)(b)		262	258,754
Series 2024-INV1, Class A3, 5.50%, 04/25/55(a)(b)		1,459	1,471,300
Mello Mortgage Capital Acceptance, Series 2022-INV2, Class A3, 3.00%, 04/25/52(a)(b)		683	596,171
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 5.79%, 05/25/36(a)		107	68,475
MFA Trust(b)
Series 2021-NQM1, Class M1, 2.31%, 04/25/65(a)		2,750	2,373,689
Series 2023-NQM1, Class A1, 5.75%, 11/25/67		638	636,318
Series 2023-NQM3, Class A1, 6.62%, 07/25/68		1,063	1,068,880
Mill City Mortgage Trust, Series 2023-NQM2, Class A1, 6.24%, 12/25/67(b)		1,291	1,291,733

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
OBX Trust(b)
Series 2022-INC3, Class A1, 3.00%, 02/25/52(a)	USD	587	$ 512,184
Series 2023-NQM1, Class A1, 6.12%, 11/25/62(a)		498	496,577
Series 2023-NQM5, Class A1A, 6.57%, 06/25/63		969	973,907
Series 2023-NQM6, Class A1, 6.52%, 07/25/63		748	751,998
Series 2024-NQM17, Class A1, 5.61%, 11/25/64(a)		946	954,252
Series 2024-NQM2, Class M1, 6.86%, 12/25/63(a)		1,500	1,518,352
PMT Loan Trust, Series 2024-INV1, Class A3, 5.50%, 10/25/59(a)(b)		1,656	1,669,997
PRKCM Trust(b)
Series 2023-AFC2, Class A1, 6.48%, 06/25/58		814	814,823
Series 2023-AFC3, Class A1, 6.58%, 09/25/58		1,115	1,121,517
Provident Funding Mortgage Trust, Series 2024-1, Class A1, 5.50%, 12/25/54(a)(b)		1,312	1,325,562
Radian Mortgage Capital Trust, Series 2024-J2, Class A4, 5.50%, 03/25/55(a)(b)		512	516,659
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		878	768,693
Santander Mortgage Asset Receivable Trust, Series 2025-NQM6, Class A1, 5.14%, 11/25/65(a)(b)		2,343	2,349,851
Sequoia Mortgage Trust, Series 2024-INV1, Class A3, 5.50%, 10/25/54(a)(b)		771	775,788
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62(b)		544	543,804
Spruce Hill Mortgage Loan Trust, Series 2022-SH1, Class A1A, 4.10%, 07/25/57(b)		567	563,830
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65(a)(b)		2,050	1,849,162
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65(a)(b)		2,000	1,815,661
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75%, 06/25/57(a)(b)		39	37,923
Verus Securitization Trust(b)
Series 2022-3, Class A1, 4.13%, 02/25/67		2,304	2,218,499
Series 2023-1, Class A1, 5.85%, 12/25/67		686	683,649
Series 2023-5, Class A1, 6.48%, 06/25/68		699	701,793
Series 2024-8, Class A1, 5.36%, 10/25/69(a)		1,426	1,433,462
Series 2024-R1, Class A1, 5.22%, 09/25/69(a)		1,442	1,443,302
Series 2025-11, Class A1, 4.91%, 11/25/70(a)		1,713	1,714,303
Series 2025-11, Class M1, 5.66%, 11/25/70(a)		1,600	1,595,734
Visio Trust, Series 2023-2, Class A1, 6.60%, 10/25/58(b)		1,018	1,022,117
			66,688,094
Commercial Mortgage-Backed Securities — 3.2%
3650R Commercial Mortgage Trust, Series 2021-PF1, Class A5, 2.52%, 11/15/54		1,250	1,111,227
Bank, Series 2021-BN35, Class C, 2.90%, 06/15/64(a)		672	572,010
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1-mo. Term SOFR + 0.52%), 4.25%, 07/25/37(a)(b)		447	418,580
BBCMS Mortgage Trust, Series 2025-C35, Class D, 4.50%, 07/15/58(b)		330	273,073
BFLD Commercial Mortgage Trust, Series 2024-UNIV, Class D, (1-mo. Term SOFR + 2.69%), 6.44%, 11/15/41(a)(b)		630	632,341
BHMS Commercial Mortgage Trust, Series 2025-ATLS, Class A, (1-mo. Term SOFR + 1.85%), 5.60%, 08/15/42(a)(b)		506	507,902
BPR Commercial Mortgage Trust, Series 2024-PARK, Class D, 7.00%, 11/05/39(a)(b)		200	208,064
BRCK Trust(a)(b)
Series 2025-830B, Class E, 7.51%, 12/10/42		235	234,779
Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
BRCK Trust(a)(b) (continued)
Series 2025-830B, Class F, 8.40%, 12/10/42	USD	120	$ 120,026
BX Commercial Mortgage Trust(a)(b)
Series 2021-CIP, Class A, (1-mo. Term SOFR + 1.04%), 4.79%, 12/15/38		532	532,261
Series 2021-XL2, Class A, (1-mo. Term SOFR + 0.80%), 4.55%, 10/15/38		123	122,706
Series 2022-LP2, Class A, (1-mo. Term SOFR + 1.01%), 4.76%, 02/15/39		260	259,855
Series 2024-MF, Class C, (1-mo. Term SOFR + 1.94%), 5.69%, 02/15/39		452	452,139
Series 2024-XL4, Class C, (1-mo. Term SOFR + 2.19%), 5.94%, 02/15/39		93	93,033
BX Trust(a)(b)
Series 2021-LBA, Class AJV, (1-mo. Term SOFR + 0.91%), 4.67%, 02/15/36		1,690	1,687,925
Series 2022 VAMF, Class A, (1-mo. Term SOFR + 0.85%), 4.60%, 01/15/39		1,300	1,299,210
Series 2024-BIO, Class C, (1-mo. Term SOFR + 2.64%), 6.39%, 02/15/41		240	237,603
Series 2024-CNYN, Class C, (1-mo. Term SOFR + 1.94%), 5.69%, 04/15/41		577	578,396
Series 2024-PAT, Class B, (1-mo. Term SOFR + 3.04%), 6.79%, 03/15/41		170	170,690
Cantor Commercial Real Estate Lending, Series 2019- CF2, Class A5, 2.87%, 11/15/52		550	520,815
Century Plaza Towers, Series 2019-CPT, Class C, 3.00%, 11/13/39(a)(b)		250	225,854
CHI Commercial Mortgage Trust, Series 2025-110W, Class D, 6.63%, 12/13/40(a)(b)		110	110,392
Commercial Mortgage Trust(b)
Series 2025-167G, Class A, 5.50%, 08/10/40		309	309,911
Series 2025-167G, Class B, 5.93%, 08/10/40		341	341,919
Series 2025-SBX, Class B, 5.55%, 08/10/41(a)		722	724,846
CONE Trust, Series 2024-DFW1, Class D, (1-mo. Term SOFR + 3.04%), 6.79%, 08/15/41(a)(b)		660	659,530
CSMC(a)(b)
Series 2020-FACT, Class D, (1-mo. Term SOFR + 4.32%), 8.08%, 10/15/37		900	842,724
Series 2021-BHAR, Class C, (1-mo. Term SOFR + 2.11%), 5.87%, 11/15/38		300	296,616
DC Trust(a)(b)
Series 2024-HLTN, Class C, 7.04%, 04/13/40		220	220,460
Series 2025-LXP, Class B, (1-mo. Term SOFR + 1.84%), 5.58%, 08/15/37		220	220,409
Series 2025-LXP, Class C, (1-mo. Term SOFR + 2.24%), 5.98%, 08/15/37		236	236,512
GS Mortgage Securities Corp. Trust(a)(b)
Series 2025-800D, Class A, (1-mo. Term SOFR + 2.65%), 6.38%, 11/25/41		216	216,289
Series 2025-800D, Class B, (1-mo. Term SOFR + 3.45%), 7.18%, 11/25/41		400	399,955
GS Mortgage Securities Trust, Series 2019-GC38, Class AAB, 3.84%, 02/10/52		577	575,117
Hilton USA Trust, Series 2025-NVIL, Class B, (1-mo. Term SOFR + 2.19%), 5.94%, 07/15/42(a)(b)		218	218,947
JW Commercial Mortgage Trust, Series 2024-MRCO, Class C, (1-mo. Term SOFR + 2.39%), 6.14%, 06/15/39(a)(b)		800	801,979
LQR Trust, Series 2025-CALI, Class E, (1-mo. Term SOFR + 3.95%), 7.68%, 01/15/43(a)		436	435,998
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
MIC Trust, Series 2023-MIC, Class B, 9.53%, 12/05/38(a)(b)	USD	234	$ 254,298
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.31%, 04/15/48		172	169,847
PENN Commercial Mortgage Trust, Series 2025-P11, Class A, 5.34%, 08/10/42(b)		314	321,645
SELF Commercial Mortgage Trust, Series 2024-STRG, Class D, (1-mo. Term SOFR + 2.94%), 6.69%, 11/15/34(a)(b)		270	270,674
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4, 3.04%, 12/15/52		1,200	1,131,749
VEGAS, Series 2024-GCS, Class D, 6.22%, 07/10/36(a)(b)		650	643,340
VRTX Trust, Series 2025-HQ, Class B, 5.49%, 08/05/42(a)(b)		730	737,801
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,700	1,685,686
Series 2024-BPRC, Class D, 7.08%, 07/15/43(b)		250	251,969
Series 2025-5C3, Class A3, 6.10%, 01/15/58		611	646,966
			22,984,068
Total Non-Agency Mortgage-Backed Securities — 12.5% (Cost: $91,929,482)			89,672,162
Preferred Securities
Capital Trusts — 6.9%(a)
Automobiles — 0.4%
General Motors Financial Co., Inc., Series C, 5.70%(i)		2,500	2,510,204
Banks(i) — 3.8%
Bank of America Corp.(f)
6.63%		7,650	7,970,925
Series FF, 5.88%		3,500	3,559,857
Barclays PLC
4.38%		310	299,909
9.63%		640	724,989
Citigroup, Inc.
Series BB, 7.20%		2,500	2,595,322
Series FF, 6.95%		2,500	2,577,438
HSBC Holdings PLC
4.70%		275	261,214
6.00%(f)		235	236,948
6.50%(f)		1,090	1,111,338
ING Groep NV, Series NC10, 4.25%		1,500	1,346,330
Krung Thai Bank PCL, 4.40%(d)		252	250,992
Lloyds Banking Group PLC, 6.75%		595	599,952
NatWest Group PLC, 8.13%		225	253,157
PNC Financial Services Group, Inc., Series W, 6.25%(f)		3,584	3,700,071
U.S. Bancorp, Series J, 5.30%(f)		1,900	1,904,285
			27,392,727
Capital Markets — 0.2%
State Street Corp., 4.98%, 06/01/77		1,485	1,326,791
Electric Utilities — 0.9%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79		4,750	4,796,365
PG&E Corp., 7.38%, 03/15/55		1,723	1,794,489
			6,590,854
Financial Services(i) — 1.3%
Bank of New York Mellon Corp., Series F, 4.63%		2,750	2,732,184
Goldman Sachs Group, Inc., Series W, 7.50%		2,500	2,661,723
Security		Par (000)	Value
Financial Services (continued)
UBS Group AG(b)
4.88%	USD	2,000	$ 1,981,532
Series NC10, 9.25%		1,200	1,407,308
Series NC5, 9.25%		200	219,450
			9,002,197
Health Care Equipment & Supplies — 0.2%
CVS Health Corp.
6.75%, 12/10/54		320	334,198
7.00%, 03/10/55		1,305	1,369,008
			1,703,206
Independent Power and Renewable Electricity Producers(b)(i) — 0.1%
NRG Energy, Inc., 10.25%		340	371,226
Vistra Corp., 7.00%		141	143,462
			514,688
Utilities — 0.0%
Electricite de France SA, 3.38%(d)(i)	EUR	200	224,453
			49,265,120

	Shares
Preferred Stocks — 0.0%(e)
Financial Services — 0.0%
Federal National Mortgage Association, Series S, 8.25%(a)(i)	10,000	152,300
IT Services(c) — 0.0%
Veritas Newco
Series G	428	10,058
Series G-1	296	6,808
		16,866
		169,166
Trust Preferred — 0.1%
Financial Services — 0.1%
Citigroup Capital XIII, 10.47%, 10/30/40(a)	29,583	893,406
		893,406
Total Preferred Securities — 7.0% (Cost: $48,391,955)		50,327,692

		Par (000)
U.S. Government Sponsored Agency Securities
Agency Obligations — 1.0%
Ginnie Mae Mortgage-Backed Securities(f)
5.50%, 07/20/55	USD	1,160	1,183,453
6.00%, 07/20/55		758	787,621
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(l)		6,055	5,125,815
			7,096,889
Collateralized Mortgage Obligations — 5.6%
Fannie Mae REMICS
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636	1,503,158
Series 2022-25, Class KL, 4.00%, 05/25/52		14,500	13,420,250
Series 2025-2, Class FG, (30-day Avg SOFR + 1.45%), 5.32%, 02/25/55(a)		313	315,456

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Fannie Mae REMICS (continued)
Series 2025-24, Class PZ, 5.00%, 03/25/55	USD	5,191	$ 4,994,019
Series 2025-35, Class FJ, (30-day Avg SOFR + 1.60%), 5.47%, 05/25/55(a)		431	436,010
Series 5471, Class FM, (30-day Avg SOFR + 1.40%), 5.27%, 11/25/54(a)		1,267	1,276,556
Series 5499, Class FW, (30-day Avg SOFR + 1.40%), 5.27%, 02/25/55(a)		3,711	3,739,596
Freddie Mac REMICS
Series 4350, Class DY, 4.00%, 06/15/44		1,255	1,227,099
Series 4398, Class ZX, 4.00%, 09/15/54		12,027	11,114,327
Series 4549, Class TZ, 4.00%, 11/15/45		2,475	2,414,809
			40,441,280
Interest Only Collateralized Mortgage Obligations — 1.7%
Fannie Mae REMICS
Series 2012-47, Class NI, 4.50%, 04/25/42		545	70,759
Series 5112, Class KI, 3.50%, 06/25/51		13,571	2,532,371
Ginnie Mae
Series 2009-116, Class KS, (1-mo. Term SOFR + 6.36%), 2.62%, 12/16/39(a)		460	46,363
Series 2019-151, Class IA, 3.50%, 12/20/49		25,701	4,781,169
Series 2020-151, Class MI, 2.50%, 10/20/50		15,157	2,180,400
Series 2021-175, Class IE, 4.00%, 09/20/47		12,367	2,570,730
			12,181,792
Mortgage-Backed Securities — 8.6%
Fannie Mae Mortgage-Backed Securities, 4.00%, 04/01/56(f)		760	722,606
Freddie Mac Mortgage-Backed Securities(f)
4.00%, 05/01/39		3,503	3,447,716
4.50%, 03/01/47		434	437,541
Ginnie Mae Mortgage-Backed Securities
5.50%, 08/15/33		17	17,399
6.00%, 11/20/55		1,433	1,471,622
6.50%, 11/20/55		485	507,011
Uniform Mortgage-Backed Securities(f)
1.50%, 05/01/31		3,866	3,671,041
5.00%, 08/01/34 - 11/01/45		20,916	21,337,894
4.50%, 06/01/37 - 06/01/44		10,784	10,830,209
5.50%, 12/01/37 - 08/01/54		7,476	7,666,631
6.00%, 12/01/38 - 08/01/55		1,578	1,628,402
3.50%, 09/01/42 - 04/01/53		2,365	2,206,799
3.00%, 02/01/52		1,691	1,496,612
4.00%, 05/01/52 - 09/01/52		3,301	3,167,762
6.50%, 10/01/53		3,059	3,181,177
			61,790,422
Total U.S. Government Sponsored Agency Securities — 16.9% (Cost: $122,935,770)			121,510,383
U.S. Treasury Obligations
U.S. Treasury Bonds(f)
4.13%, 08/15/44		30,400	27,900,313
3.00%, 11/15/45		54,500	41,643,535
Security		Par (000)	Value
U.S. Treasury Obligations (continued)
U.S. Treasury Bonds(f) (continued)
3.13%, 05/15/48	USD	1,900	$ 1,443,035
4.63%, 05/15/54		63,500	61,155,957
4.75%, 05/15/55		70,000	68,785,937
Total U.S. Treasury Obligations — 27.9% (Cost: $203,818,628)			200,928,777
Total Long-Term Investments — 145.9% (Cost: $1,053,320,315)			1,050,340,854

	Shares
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(p)(q)	1,210,830	1,210,830
Total Short-Term Securities — 0.1% (Cost: $1,210,830)		1,210,830
Total Investments — 146.0% (Cost: $1,054,531,145)		1,051,551,684
Liabilities in Excess of Other Assets — (46.0)%		(331,544,370)
Net Assets — 100.0%		$ 720,007,314

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Convertible security.
(k)	When-issued security.
(l)	Zero-coupon bond.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Trust.
(q)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 4,465,196	$ —	$ (3,254,366)(a)	$ —	$ —	$ 1,210,830	1,210,830	$ 239,454	$ —

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
U.S. Bancorp Investments, Inc.	3.56%(b)	04/07/25	Open	$ 551,375	$ 568,539	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	05/19/25	Open	112,416	115,450	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	05/19/25	Open	373,125	383,193	Corporate Bonds	Open/Demand
HSBC Bank PLC	3.70 (b)	06/16/25	Open	3,869,257	3,960,271	Corporate Bonds	Open/Demand
BNP Paribas SA	3.62 (b)	07/21/25	Open	101,400	103,310	Corporate Bonds	Open/Demand
BNP Paribas SA	3.65 (b)	07/21/25	Open	132,678	135,194	Corporate Bonds	Open/Demand
BNP Paribas SA	3.67 (b)	07/21/25	Open	3,065,440	3,123,865	Capital Trusts	Open/Demand
BNP Paribas SA	3.70 (b)	07/21/25	Open	207,080	211,055	Corporate Bonds	Open/Demand
BNP Paribas SA	3.70 (b)	07/21/25	Open	1,178,205	1,200,822	Capital Trusts	Open/Demand
BNP Paribas SA	3.64 (b)	08/05/25	Open	572,986	582,780	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.60 (b)	08/07/25	Open	98,840	100,489	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	0.25 (b)	08/19/25	Open	72,675	72,869	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	(0.75)(b)	08/26/25	Open	53,300	53,300	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.25 (b)	09/23/25	Open	50,000	50,494	Corporate Bonds	Open/Demand
BNP Paribas SA	3.64 (b)	10/01/25	Open	471,344	476,128	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.65 (b)	10/06/25	Open	599,267	605,019	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	10/06/25	Open	995,000	1,004,599	Corporate Bonds	Open/Demand
BNP Paribas SA	3.97 (b)	10/08/25	Open	1,498,625	1,513,067	U.S. Treasury Obligations	Open/Demand
BNP Paribas SA	3.97 (b)	10/08/25	Open	43,123,125	43,495,182	U.S. Treasury Obligations	Open/Demand
Morgan Stanley & Co. LLC	3.25 (b)	10/31/25	Open	441,488	444,149	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	11/12/25	Open	4,355,438	4,379,755	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.75 (b)	11/13/25	Open	1,387,950	1,395,507	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	11/14/25	Open	4,228,700	4,251,366	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	11/19/25	Open	2,208,250	2,218,853	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.00 (b)	11/20/25	Open	145,750	146,303	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	1.85 (b)	11/21/25	Open	310,084	310,825	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.65 (b)	11/24/25	Open	196,100	196,907	Corporate Bonds	Open/Demand
BNP Paribas SA	3.70 (b)	11/26/25	Open	1,406,578	1,406,578	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	12/02/25	Open	314,746	315,774	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.57 (b)	12/08/25	Open	17,220	34,440	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.82 (b)	12/08/25	Open	26,838	53,675	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	3,335,840	3,343,565	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,368,785	1,371,955	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,237,660	1,240,526	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	320,042	320,783	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	421,866	422,843	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	447,083	448,118	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	11,584,663	11,611,491	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	118,156	118,429	U.S. Government Sponsored Agency Securities	Up to 30 Days

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
HSBC Securities (USA), Inc.	3.97%	12/10/25	01/14/26	$ 3,535,493	$ 3,543,681	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	192,886	193,333	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	241,568	242,127	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	527,923	529,146	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,617,594	1,621,340	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	696,227	697,840	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	6,623,189	6,638,527	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	124,639	124,927	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,439,654	1,442,988	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	146,776	147,116	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,280,409	1,283,374	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,144,632	1,147,283	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,457,353	1,460,728	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,070,437	1,072,916	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	640,883	642,367	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	791,821	793,655	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,200,049	1,202,828	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	787,849	789,673	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	970,809	973,057	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,788,369	1,792,511	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	3,728,471	3,737,106	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	2,012,761	2,017,422	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	333,820	334,593	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	187,375	187,809	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	157,983	158,349	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	818,459	820,354	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	858,997	860,986	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	3,087,352	3,094,502	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	1,418,098	1,421,382	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	430,382	431,379	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	3.97	12/10/25	01/14/26	712,690	714,340	U.S. Government Sponsored Agency Securities	Up to 30 Days
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
HSBC Securities (USA), Inc.	3.97%	12/10/25	01/14/26	$ 762,185	$ 763,950	U.S. Government Sponsored Agency Securities	Up to 30 Days
J.P. Morgan Securities LLC	3.55	12/12/25	01/30/26	258,226	258,736	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.60	12/12/25	01/30/26	115,560	115,791	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.65	12/12/25	01/30/26	147,250	147,549	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.68	12/12/25	01/30/26	838,750	840,465	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/12/25	01/30/26	2,727,038	2,732,719	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.20	12/12/25	03/04/26	48,840	48,927	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	12/12/25	03/04/26	165,888	166,201	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	12/12/25	03/04/26	85,054	85,214	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	12/12/25	03/04/26	516,520	517,496	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	12/12/25	03/04/26	92,263	92,442	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.55	12/12/25	03/04/26	1,430,918	1,433,740	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	988,969	990,947	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	141,406	141,689	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	115,023	115,253	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	1,443	1,445	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	475,640	476,591	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	306,078	306,690	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	69,086	69,224	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	70,425	70,566	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	50,479	50,580	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	111,719	111,942	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	494,594	495,583	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	277,294	277,856	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	2,063,750	2,067,935	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	628,245	629,519	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	120,143	120,386	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	38,011	38,088	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	2,803,560	2,809,323	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	424,080	424,952	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	60,445	60,569	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	434,970	435,864	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	2,962,500	2,968,590	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	839,299	841,024	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	256,320	256,847	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	706,910	708,363	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	3,820,000	3,827,852	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	386,325	387,119	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,667,813	1,671,241	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	148,250	148,555	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,631,625	1,634,979	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	227,160	227,627	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	7,054	7,068	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	438,750	439,652	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	214,748	215,195	Corporate Bonds	31 - 90 Days
Barclays Bank PLC	3.74	12/18/25	01/16/26	1,338,750	1,340,697	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	12/18/25	01/16/26	560,063	560,877	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	1.50	12/18/25	01/16/26	88,583	88,634	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.70	12/18/25	01/16/26	80,430	80,546	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	4,306,000	4,312,263	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.60	12/19/25	03/04/26	63,793	63,875	Corporate Bonds	31 - 90 Days
Morgan Stanley & Co. LLC	0.00 (b)	12/19/25	Open	54,203	54,203	Corporate Bonds	Open/Demand
Barclays Bank PLC	3.70	12/23/25	01/16/26	830,000	830,768	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.70	12/23/25	01/16/26	968,750	969,646	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.70	12/23/25	01/16/26	1,038,171	1,039,131	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.70	12/23/25	01/16/26	1,145,688	1,146,747	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.70	12/23/25	01/16/26	221,464	221,669	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.70	12/23/25	01/16/26	120,488	120,599	Capital Trusts	Up to 30 Days
Barclays Bank PLC	3.74	12/23/25	01/16/26	3,724,896	3,728,379	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	12/23/25	01/16/26	2,970,000	2,972,777	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	3.74	12/23/25	01/16/26	2,385,000	2,387,230	Corporate Bonds	Up to 30 Days

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Bank PLC	3.74%	12/23/25	01/16/26	$ 3,041,250	$ 3,044,094	Foreign Agency Obligations	Up to 30 Days
Fixed Income Clearing Corporation - Morgan Stanley	3.96	12/31/25	01/02/26	28,614,000	28,617,148	U.S. Treasury Obligations	Up to 30 Days
Fixed Income Clearing Corporation - Morgan Stanley	3.96	12/31/25	01/02/26	62,150,625	62,157,462	U.S. Treasury Obligations	Up to 30 Days
Fixed Income Clearing Corporation - Morgan Stanley	3.96	12/31/25	01/02/26	69,506,995	69,530,052	U.S. Treasury Obligations	Up to 30 Days
				$ 344,404,078	$ 345,404,248

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	130	03/20/26	$ 14,617	$ 23,755
Ultra U.S. Treasury Bond	13	03/20/26	1,534	(21,961)
2-Year U.S. Treasury Note	284	03/31/26	59,296	59,361
5-Year U.S. Treasury Note	475	03/31/26	51,920	(24,850)
				36,305
Short Contracts
10-Year U.S. Ultra Long Treasury Note	215	03/20/26	24,728	34,523
U.S. Long Bond	113	03/20/26	13,062	88,966
				123,489
				$ 159,794
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	53,876	USD	63,083	Barclays Bank PLC	01/16/26	$ 264
EUR	132,347	USD	153,620	Wells Fargo Bank N.A.	01/16/26	1,996
USD	437,970	EUR	370,168	JPMorgan Chase Bank N.A.	03/18/26	1,481
USD	119,263	EUR	101,000	Morgan Stanley & Co. International PLC	03/18/26	167
USD	9,835,218	EUR	8,326,000	Morgan Stanley & Co. International PLC	03/18/26	17,510
USD	207,743	EUR	176,000	Natwest Markets PLC	03/18/26	211
USD	4,719	EUR	4,000	Standard Chartered Bank	03/18/26	2
USD	31,493	GBP	23,323	Standard Chartered Bank	03/18/26	61
						21,692
USD	120,407	EUR	103,021	UBS AG	01/16/26	(726)
USD	121,181	EUR	103,683	UBS AG	01/16/26	(731)
USD	153,855	EUR	131,625	UBS AG	01/16/26	(911)
USD	214,401	EUR	183,443	UBS AG	01/16/26	(1,293)
USD	116,493	EUR	99,679	Wells Fargo Bank N.A.	01/16/26	(711)
USD	127,364	EUR	108,982	Wells Fargo Bank N.A.	01/16/26	(778)
USD	523,708	EUR	448,123	Wells Fargo Bank N.A.	01/16/26	(3,201)
USD	654,461	GBP	489,000	Morgan Stanley & Co. International PLC	03/18/26	(4,566)
						(12,917)
						$ 8,775
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.45.V1	5.00%	Quarterly	12/20/30	USD	7,800	$ (606,975)	$ (571,056)	$ (35,919)
CDX.NA.IG.45.V1	1.00	Quarterly	12/20/30	USD	16,025	(368,156)	(351,001)	(17,155)
						$ (975,131)	$ (922,057)	$ (53,074)
OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	BB+	EUR	20	$ 1,426	$ 1,485	$ (59)
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	NR	EUR	5	322	(436)	758
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	NR	EUR	3	194	(245)	439
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	NR	EUR	9	546	(689)	1,235
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	NR	EUR	3	158	(205)	363
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	NR	EUR	6	331	(460)	791
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	NR	EUR	4	240	(321)	561
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	18	2,820	2,306	514
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	BB-	EUR	13	1,777	1,255	522
								$ 7,814	$ 2,690	$ 5,124

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ —	$ (922,057)	$ —	$ (53,074)
OTC Swaps	5,046	(2,356)	5,183	(59)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 206,605	$ —	$ 206,605
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	21,692	—	—	21,692
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	10,229	—	—	—	—	10,229
	$ —	$ 10,229	$ —	$ 21,692	$ 206,605	$ —	$ 238,526
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 46,811	$ —	$ 46,811

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 12,917	$ —	$ —	$ 12,917
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	53,074	—	—	—	—	53,074
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	2,415	—	—	—	—	2,415
	$ —	$ 55,489	$ —	$ 12,917	$ 46,811	$ —	$ 115,217

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (4,196,017)	$ —	$ (4,196,017)
Forward foreign currency exchange contracts	—	—	—	(514,746)	—	—	(514,746)
Swaps	—	(380,403)	—	—	—	—	(380,403)
	$ —	$ (380,403)	$ —	$ (514,746)	$ (4,196,017)	$ —	$ (5,091,166)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 1,443,262	$ —	$ 1,443,262
Forward foreign currency exchange contracts	—	—	—	(141,584)	—	—	(141,584)
Swaps	—	242,221	—	—	—	—	242,221
	$ —	$ 242,221	$ —	$ (141,584)	$ 1,443,262	$ —	$ 1,543,899
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$131,833,768
Average notional value of contracts — short	78,784,770
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	9,595,254
Average amounts sold — in USD	143,945
Credit default swaps:
Average notional value — buy protection	26,930,000
Average notional value — sell protection	107,602
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 65,031	$ 106,942
Forward foreign currency exchange contracts	21,692	12,917
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

	Assets	Liabilities
Swaps — centrally cleared	$ 2,144	$ —
Swaps — OTC(a)	10,229	2,415
Total derivative assets and liabilities in the Statements of Assets and Liabilities	99,096	122,274
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(67,175)	(106,942)
Total derivative assets and liabilities subject to an MNA	$ 31,921	$ 15,332

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 758	$ (436)	$ —	$ —	$ 322
Barclays Bank PLC	1,938	(934)	—	—	1,004
BNP Paribas SA	2,820	—	—	—	2,820
Citibank N.A.	363	(205)	—	—	158
JPMorgan Chase Bank N.A.	4,049	(460)	—	—	3,589
Morgan Stanley & Co. International PLC	19,723	(4,946)	—	—	14,777
Natwest Markets PLC	211	—	—	—	211
Standard Chartered Bank	63	—	—	—	63
Wells Fargo Bank N.A.	1,996	(1,996)	—	—	—
	$ 31,921	$ (8,977)	$ —	$ —	$ 22,944

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 436	$ (436)	$ —	$ —	$ —
Barclays Bank PLC	934	(934)	—	—	—
Citibank N.A.	205	(205)	—	—	—
JPMorgan Chase Bank N.A.	460	(460)	—	—	—
Morgan Stanley & Co. International PLC	4,946	(4,946)	—	—	—
UBS AG	3,661	—	—	—	3,661
Wells Fargo Bank N.A.	4,690	(1,996)	—	—	2,694
	$ 15,332	$ (8,977)	$ —	$ —	$ 6,355

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 60,648,549	$ —	$ 60,648,549
Common Stocks	—	99,822	10,695	110,517

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Core Bond Trust (BHK)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 460,779,303	$ 3,713,837	$ 464,493,140
Fixed Rate Loan Interests	—	2,111,280	—	2,111,280
Floating Rate Loan Interests	—	13,283,938	484,038	13,767,976
Foreign Agency Obligations	—	14,052,265	—	14,052,265
Municipal Bonds	—	32,718,113	—	32,718,113
Non-Agency Mortgage-Backed Securities	—	89,672,162	—	89,672,162
Preferred Securities
Capital Trusts	—	49,265,120	—	49,265,120
Preferred Stocks	—	152,300	16,866	169,166
Trust Preferred	893,406	—	—	893,406
U.S. Government Sponsored Agency Securities	—	121,510,383	—	121,510,383
U.S. Treasury Obligations	—	200,928,777	—	200,928,777
Short-Term Securities
Money Market Funds	1,210,830	—	—	1,210,830
Unfunded Floating Rate Loan Interests(a)	—	1,124	—	1,124
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(392)	—	(392)
	$2,104,236	$1,045,222,744	$4,225,436	$1,051,552,416
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 5,183	$ —	$ 5,183
Foreign Currency Exchange Contracts	—	21,692	—	21,692
Interest Rate Contracts	206,605	—	—	206,605
Liabilities
Credit Contracts	—	(53,133)	—	(53,133)
Foreign Currency Exchange Contracts	—	(12,917)	—	(12,917)
Interest Rate Contracts	(46,811)	—	—	(46,811)
	$159,794	$(39,175)	$—	$120,619

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $345,404,248 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
Arcano Euro CLO II DAC, Series 2X, Class D, (3-mo. EURIBOR + 3.30%), 0.00%, 07/25/39(a)(b)	EUR	100	$ 118,027
Arini European CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 2.80%), 4.83%, 01/15/39(a)(b)		100	117,984
Aurium CLO VII DAC, Series 7X, Class DR, (3-mo. EURIBOR + 3.15%), 5.28%, 10/15/38(a)(b)		100	117,824
Aurium CLO XIII DAC, Series 13X, Class D, (3-mo. EURIBOR + 2.80%), 4.81%, 04/15/38(a)(b)		100	116,892
Avoca CLO XVIII DAC, Series 18X, Class DR, (3-mo. EURIBOR + 3.05%), 5.08%, 01/15/38(a)(b)		110	129,332
CIFC European Funding CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.20%), 5.21%, 07/15/32(a)(b)		100	117,790
CIFC European Funding CLO II DAC, Series 2X, Class DR, (3-mo. EURIBOR + 3.00%), 5.03%, 10/15/39(a)(b)		100	118,022
Contego CLO V DAC, Series 5X, Class DR, (3-mo. EURIBOR + 3.10%), 5.13%, 10/15/37(a)(b)		100	116,860
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, (3-mo. EURIBOR + 3.15%), 5.25%, 12/15/34(a)(b)		100	117,525
Fidelity Grand Harbour CLO DAC, Series 2023-1X, Class DR, (3-mo. EURIBOR + 2.70%), 4.76%, 02/15/38(a)(b)		100	116,917
Greene King Finance PLC(b)
Series 06, Class B2, (1-day SONIA GBP 2.20%), 5.98%, 03/15/36(a)	GBP	100	122,842
Series B1, (1-day SONIA GBP 1.92%), 5.70%, 12/15/34		100	123,857
Hambridge Euro CLO 1 DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.30%), 5.34%, 10/20/38(a)(b)	EUR	100	118,366
Henley CLO XI DAC, Series 11X, Class D, (3-mo. EURIBOR + 2.60%), 4.67%, 04/25/39(a)(b)		100	117,299
Rockfield Park CLO DAC, Series 1X, Class C, (3-mo. EURIBOR + 3.00%), 5.02%, 07/16/34(a)(b)		100	117,892
Rockford Tower Europe CLO DAC, Series 2025-1X, Class D, (3-mo. EURIBOR + 3.00%), 5.07%, 10/25/37(a)(b)		100	116,756
Signal Harmonic CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.50%), 5.42%, 07/15/38(a)(b)		100	118,178
Silver Point Euro CLO 1 DAC, Series 1X, Class D, (3-mo. EURIBOR + 3.00%), 5.10%, 01/15/39(a)(b)		100	117,766
Sona Fios CLO III DAC, Series 3X, Class D, (3-mo. EURIBOR + 3.25%), 5.25%, 04/20/37(a)(b)		110	130,283
Sona Fios CLO V DAC, Series 5X, Class D, (3-mo. EURIBOR + 3.30%), 5.33%, 08/25/38(a)(b)		100	118,148
Unique Pub Finance Co. PLC, Series 02, Class N, 6.46%, 03/30/32(a)	GBP	99	139,302
Total Asset-Backed Securities — 0.2% (Cost: $2,359,910)			2,527,862

	Shares
Common Stocks
Electrical Equipment — 0.0%
SunPower Corp.(c)(d)	1,025	—
Energy Equipment & Services — 0.0%
Nine Energy Service, Inc.(d)	2,390	826
Security	Shares	Value
Health Care Providers & Services — 0.0%
Quorum Restructuring Equity(c)(d)	19,441	$ 9,721
Metals & Mining — 0.2%
Constellium SE, Class A(d)	159,448	3,005,595
Oil, Gas & Consumable Fuels — 0.3%
Energy Transfer LP	223,894	3,692,012
Enterprise Products Partners LP	48,797	1,564,432
		5,256,444
Real Estate Management & Development — 0.0%
ADLER Group SA(c)(d)	83,768	1
Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd.(d)	1	3
Specialized REITs — 0.3%
VICI Properties, Inc.	148,425	4,173,711
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(d)	56,189	989,575
Total Common Stocks — 0.8% (Cost: $12,813,269)		13,435,876

		Par (000)
Corporate Bonds
Advertising Agencies — 2.3%
Clear Channel Outdoor Holdings, Inc.(e)
7.75%, 04/15/28	USD	1,262	1,262,931
7.50%, 06/01/29		7,830	7,774,809
7.88%, 04/01/30		6,875	7,240,702
7.13%, 02/15/31		4,559	4,773,927
7.50%, 03/15/33		5,577	5,890,936
CMG Media Corp., 8.88%, 06/18/29(e)		1,123	964,724
Lamar Media Corp., 5.38%, 11/01/33(e)		1,138	1,130,543
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(e)		1,889	1,892,228
Outfront Media Capital LLC/Outfront Media Capital Corp.(e)
5.00%, 08/15/27		500	500,723
4.25%, 01/15/29		910	886,238
4.63%, 03/15/30		1,550	1,513,029
7.38%, 02/15/31		1,309	1,385,524
Stagwell Global LLC, 5.63%, 08/15/29(e)		553	539,257
Summer BC Holdco B SARL, 5.88%, 02/15/30(a)	EUR	100	108,300
			35,863,871
Aerospace & Defense — 2.9%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(e)	USD	469	485,340
ATI, Inc.
5.88%, 12/01/27		886	887,038
7.25%, 08/15/30		2,612	2,759,518
5.13%, 10/01/31		1,063	1,063,713
Bombardier, Inc.(e)
6.00%, 02/15/28(f)		964	966,880
8.75%, 11/15/30		712	769,250
7.25%, 07/01/31		186	198,211
7.00%, 06/01/32		1,497	1,581,792
6.75%, 06/15/33		1,847	1,952,253
Czechoslovak Group A/S, 5.25%, 01/10/31(a)	EUR	125	152,042
Efesto Bidco SpA Efesto U.S. LLC, Series XR, 7.50%, 02/15/32(e)	USD	6,646	6,713,191
Goat Holdco LLC, 6.75%, 02/01/32(e)		945	970,576

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Aerospace & Defense (continued)
TransDigm, Inc.(e)
6.63%, 03/01/32	USD	9,978	$ 10,381,301
6.00%, 01/15/33		179	183,201
6.38%, 05/31/33		7,863	8,068,437
6.25%, 01/31/34		1,066	1,106,168
6.75%, 01/31/34		7,521	7,834,507
			46,073,418
Air Freight & Logistics(e) — 0.1%
Rand Parent LLC, 8.50%, 02/15/30		1,223	1,274,186
Stonepeak Nile Parent LLC, 7.25%, 03/15/32		423	447,659
			1,721,845
Automobile Components — 1.7%
American Axle & Manufacturing, Inc.(e)
6.38%, 10/15/32		820	835,136
7.75%, 10/15/33		857	872,922
Clarios Global LP/Clarios U.S. Finance Co.
6.75%, 05/15/28(e)		7,384	7,571,369
6.75%, 02/15/30(e)		1,960	2,045,868
4.75%, 06/15/31(e)	EUR	1,555	1,853,457
4.75%, 06/15/31(a)		110	131,113
6.75%, 09/15/32(e)	USD	3,610	3,743,543
Dana, Inc.
4.25%, 09/01/30		481	465,726
4.50%, 02/15/32		733	703,612
Forvia SE, 5.50%, 06/15/31(a)	EUR	115	139,825
Garrett Motion Holdings, Inc./Garrett LX I SARL, 7.75%, 05/31/32(e)	USD	766	814,157
Goodyear Tire & Rubber Co.
6.63%, 07/15/30		653	668,695
5.25%, 04/30/31		75	72,006
5.63%, 04/30/33		311	294,579
IHO Verwaltungs GmbH(a)(g)
(7.00% Cash or 7.75% PIK), 7.00%, 11/15/31	EUR	100	126,878
(8.75% Cash or 9.50% PIK), 8.75%, 05/15/28		116	142,450
Mahle GmbH, 6.50%, 05/02/31(a)		206	251,725
Qnity Electronics, Inc.(e)
5.75%, 08/15/32	USD	1,533	1,567,410
6.25%, 08/15/33		1,190	1,233,496
Schaeffler AG(a)
4.25%, 04/01/28	EUR	100	119,966
5.38%, 04/01/31		100	123,906
Tenneco, Inc., 8.00%, 11/17/28(e)	USD	2,029	2,035,492
ZF Europe Finance BV, 7.00%, 06/12/30(a)	EUR	100	123,806
ZF Finance GmbH(a)
2.00%, 05/06/27		200	230,939
2.75%, 05/25/27		100	116,744
			26,284,820
Automobiles — 1.9%
Allison Transmission, Inc., 5.88%, 12/01/33(e)	USD	837	849,189
Asbury Automotive Group, Inc., 5.00%, 02/15/32(e)		306	297,370
Aston Martin Capital Holdings Ltd., 10.38%, 03/31/29(a)	GBP	104	127,610
Carvana Co.(e)(g)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30	USD	3,641	3,816,470
(9.00% PIK), 9.00%, 06/01/31		7,575	8,547,541
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(e)		1,059	1,132,146
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 11.50%, 08/15/29(e)		639	667,593
Group 1 Automotive, Inc., 6.38%, 01/15/30(e)		775	797,469
Ken Garff Automotive LLC, 4.88%, 09/15/28(e)		381	379,867
LCM Investments Holdings II LLC(e)
4.88%, 05/01/29		542	533,985
8.25%, 08/01/31		1,197	1,266,059
Security		Par (000)	Value
Automobiles (continued)
Lithia Motors, Inc., 5.50%, 10/01/30(e)	USD	948	$ 951,765
Nissan Motor Acceptance Co. LLC, 6.13%, 09/30/30(e)		2,430	2,430,339
Nissan Motor Co. Ltd.
5.25%, 07/17/29(a)	EUR	109	131,517
7.75%, 07/17/32(e)	USD	1,126	1,196,049
6.38%, 07/17/33(e)	EUR	795	958,179
6.38%, 07/17/33(a)		100	120,526
8.13%, 07/17/35(e)	USD	3,545	3,766,996
RCI Banque SA(a)(b)
(5-year EURIBOR ICE Swap + 2.20%), 4.75%, 03/24/37	EUR	100	119,769
(5-year EURIBOR ICE Swap + 2.75%), 5.50%, 10/09/34		100	123,859
Renault SA, 3.88%, 09/30/30(a)		100	118,373
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC, 10.00%, 01/15/31(e)	USD	1,269	1,247,502
			29,580,173
Banks — 0.6%
Abanca Corp. Bancaria SA, (5-year EURIBOR ICE Swap + 2.45%), 4.63%, 12/11/36(a)(b)	EUR	100	120,567
Banca Monte dei Paschi di Siena SpA, (5-year EURIBOR ICE Swap + 2.15%), 4.38%, 10/02/35(a)(b)		200	238,474
Banco Bilbao Vizcaya Argentaria SA, (5-year EUR Swap + 4.27%), 6.88%(a)(b)(h)		200	254,453
Banco Espirito Santo SA(d)(i)
4.75%, 01/15/22(b)		1,900	491,234
4.00%, 01/21/22		1,100	284,398
CaixaBank SA, (5-year EURIBOR ICE Swap + 3.94%), 6.25%(a)(b)(h)		200	247,077
Eurobank Ergasias Services and Holdings SA, (5-year EURIBOR ICE Swap + 2.00%), 4.25%, 04/30/35(a)(b)		100	117,450
First-Citizens Bank & Trust Co., 6.00%, 04/01/36	USD	3,261	3,379,100
National Bank of Greece SA, (5-year EURIBOR ICE Swap + 3.15%), 5.88%, 06/28/35(a)(b)	EUR	175	219,732
Toronto-Dominion Bank, (5-year CMT + 2.98%), 7.25%, 07/31/84(b)	USD	2,046	2,149,161
Walker & Dunlop, Inc., 6.63%, 04/01/33(e)		1,235	1,267,016
			8,768,662
Biotechnology(e) — 0.2%
Genmab AS
6.25%, 12/15/32		931	954,132
7.25%, 12/15/33		2,288	2,403,342
			3,357,474
Building Materials — 3.0%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/33(e)		1,222	1,287,565
Builders FirstSource, Inc.(e)
6.38%, 03/01/34		819	846,790
6.75%, 05/15/35		2,262	2,364,954
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.38%, 12/15/30(a)	EUR	200	244,890
6.63%, 12/15/30(e)	USD	13,402	13,958,345
6.75%, 07/15/31(e)		1,027	1,082,470
HT Troplast GmbH, 9.38%, 07/15/28(a)	EUR	124	151,116
Jeld-Wen, Inc.(e)
4.88%, 12/15/27	USD	2,376	2,073,801
7.00%, 09/01/32		918	630,739
New Enterprise Stone & Lime Co., Inc.(e)
5.25%, 07/15/28		435	434,636
9.75%, 07/15/28		1,074	1,082,055
Quikrete Holdings, Inc.(e)
6.38%, 03/01/32		6,577	6,845,868
6.75%, 03/01/33		1,920	2,005,039
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Building Materials (continued)
Smyrna Ready Mix Concrete LLC(e)
6.00%, 11/01/28	USD	1,644	$ 1,651,599
8.88%, 11/15/31		302	323,029
Standard Building Solutions, Inc.(e)
6.50%, 08/15/32		2,288	2,355,555
6.25%, 08/01/33		3,437	3,511,022
5.88%, 03/15/34		1,477	1,481,318
Standard Industries, Inc., 3.38%, 01/15/31(e)		4,044	3,705,012
Wilsonart LLC, 11.00%, 08/15/32(e)		1,810	1,617,384
			47,653,187
Building Products(e) — 0.9%
QXO Building Products, Inc., 6.75%, 04/30/32		5,352	5,589,729
White Cap Supply Holdings LLC, 7.38%, 11/15/30		8,092	8,370,553
			13,960,282
Capital Markets — 1.2%
Apollo Debt Solutions BDC
5.88%, 08/30/30		894	904,241
6.70%, 07/29/31		296	312,336
6.55%, 03/15/32		207	213,592
ARES Strategic Income Fund(e)
5.80%, 09/09/30		1,005	1,014,731
5.15%, 01/15/31		973	954,828
Bain Capital Specialty Finance, Inc., 5.95%, 03/15/30		315	313,784
Blue Owl Capital Corp., 6.20%, 07/15/30		955	966,998
Blue Owl Capital Corp. II, 8.45%, 11/15/26		433	445,225
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(e)		1,162	1,077,940
Focus Financial Partners LLC, 6.75%, 09/15/31(e)		1,667	1,713,874
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		4,260	4,201,447
9.75%, 01/15/29		876	873,319
4.38%, 02/01/29		1,179	1,017,230
10.00%, 11/15/29(e)		1,258	1,257,113
Jane Street Group/JSG Finance, Inc.(e)
6.13%, 11/01/32		416	423,305
6.75%, 05/01/33		1,815	1,894,490
Lehman Brothers Holdings, Inc.(d)(i)
5.38%, 10/17/17	EUR	350	1,111
4.75%, 01/16/18		1,890	5,997
Osaic Holdings, Inc.(e)
6.75%, 08/01/32	USD	697	728,100
8.00%, 08/01/33		1,169	1,215,405
			19,535,066
Chemicals — 3.3%
Advancion Sciences, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(e)(g)		1,720	1,501,072
Celanese U.S. Holdings LLC
7.00%, 02/15/31		133	136,174
6.75%, 04/15/33		990	984,806
7.38%, 02/15/34		1,128	1,146,015
Chemours Co.
5.38%, 05/15/27		1,878	1,882,560
5.75%, 11/15/28(e)		3,730	3,627,463
8.00%, 01/15/33(e)		739	715,435
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(a)	EUR	100	117,518
Herens Holdco SARL, 4.75%, 05/15/28(e)	USD	2,679	2,326,115
Ingevity Corp., 3.88%, 11/01/28(e)		494	481,015
Inversion Escrow Issuer LLC, 6.75%, 08/01/32(e)		2,691	2,680,603
Itelyum Regeneration SpA, 5.75%, 04/15/30(a)	EUR	100	117,136
Kronos International, Inc., 9.50%, 03/15/29(a)		270	294,565
Lune Holdings SARL, 5.63%, 11/15/28(a)		125	16,893
Security		Par (000)	Value
Chemicals (continued)
Mativ Holdings, Inc., 8.00%, 10/01/29(e)	USD	823	$ 831,251
Methanex U.S. Operations, Inc., 6.25%, 03/15/32(e)		775	797,995
Olympus Water U.S. Holding Corp.
5.38%, 10/01/29(a)	EUR	100	109,043
6.25%, 10/01/29(e)	USD	400	389,233
7.25%, 06/15/31(e)		3,549	3,630,655
6.13%, 02/15/33(a)	EUR	100	116,595
7.25%, 02/15/33(e)	USD	6,967	7,001,428
Perimeter Holdings LLC, 01/15/34(e)(j)		2,795	2,776,634
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(e)		3,950	3,911,277
Solstice Advanced Materials, Inc., 5.63%, 09/30/33(e)		2,248	2,267,769
WR Grace Holdings LLC(e)
4.88%, 06/15/27		162	161,500
5.63%, 08/15/29		8,156	7,763,580
7.38%, 03/01/31		3,278	3,356,780
6.63%, 08/15/32		3,208	3,248,965
			52,390,075
Commercial Services & Supplies — 5.7%
ADT Security Corp.(e)
4.88%, 07/15/32		617	597,612
5.88%, 10/15/33		2,463	2,493,525
Albion Financing 1 SARL/Aggreko Holdings, Inc.
5.38%, 05/21/30(a)	EUR	100	121,210
7.00%, 05/21/30(e)	USD	2,596	2,709,473
Allied Universal Holdco LLC, 7.88%, 02/15/31(e)		10,478	11,042,541
Allied Universal Holdco LLC/Allied Universal Finance Corp.(e)
6.00%, 06/01/29		6,537	6,469,358
6.88%, 06/15/30		4,000	4,164,705
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL
4.63%, 06/01/28(e)		5,240	5,165,223
4.88%, 06/01/28(a)	GBP	300	393,693
BCP V Modular Services Finance II PLC(a)
4.75%, 11/30/28	EUR	200	221,947
6.13%, 11/30/28	GBP	100	126,529
6.50%, 07/10/31	EUR	100	109,569
Boels Topholding BV(a)
6.25%, 02/15/29		107	129,702
5.75%, 05/15/30		100	121,515
Brink’ s Co., 6.75%, 06/15/32(e)	USD	724	754,434
Deluxe Corp., 8.13%, 09/15/29(e)		639	673,173
EC Finance PLC, 3.25%, 10/15/26(a)	EUR	109	126,752
FTAI Aviation Investors LLC(e)
5.50%, 05/01/28	USD	4,130	4,133,614
7.88%, 12/01/30		3,338	3,549,643
7.00%, 05/01/31		4,570	4,812,612
7.00%, 06/15/32		2,193	2,305,398
5.88%, 04/15/33		1,813	1,842,338
Garda World Security Corp.(e)
7.75%, 02/15/28		2,366	2,419,465
6.00%, 06/01/29		302	296,169
8.25%, 08/01/32		2,749	2,793,875
8.38%, 11/15/32		6,756	6,881,749
Herc Holdings, Inc.(e)
7.00%, 06/15/30		2,120	2,231,148
5.75%, 03/15/31		779	790,563
7.25%, 06/15/33		1,076	1,140,973
6.00%, 03/15/34		805	815,728
Hertz Corp., 12.63%, 07/15/29(e)		760	766,585
ION Platform Finance SARL(a)
7.88%, 05/01/29	EUR	237	282,680

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
ION Platform Finance SARL(a) (continued)
6.50%, 09/30/30	EUR	100	$ 113,724
Kapla Holding SAS(a)
5.00%, 04/30/31		100	119,178
(3-mo. EURIBOR + 3.50%), 5.60%, 07/31/30(b)		100	118,780
Loxam SAS(a)
6.38%, 05/15/28		115	139,320
6.38%, 05/31/29		91	110,533
4.25%, 02/15/31		100	117,567
Pachelbel Bidco SpA(a)
7.13%, 05/17/31		100	125,504
(3-mo. EURIBOR + 4.25%), 6.32%, 05/17/31(b)		100	118,833
RR Donnelley & Sons Co., 9.50%, 08/01/29(e)	USD	3,259	3,358,399
Sabre Financial Borrower LLC, 11.13%, 06/15/29(e)		2,558	2,592,118
Shift4 Payments, Inc., Series DEC, 5.50%, 05/15/33(a)	EUR	100	120,350
Sotheby’s, 7.38%, 10/15/27(e)	USD	5,001	4,971,732
Sotheby’ s/Bidfair Holdings, Inc., 5.88%, 06/01/29(e)		978	909,925
United Rentals North America, Inc., 5.38%, 11/15/33(e)		2,834	2,831,994
Verisure Holding AB, 7.13%, 02/01/28(a)	EUR	100	120,637
Veritiv Operating Co., 10.50%, 11/30/30(e)	USD	819	880,599
Wand NewCo 3, Inc., 7.63%, 01/30/32(e)		2,092	2,214,016
			89,446,710
Communications Equipment(e) — 0.3%
CommScope LLC, 4.75%, 09/01/29		4,757	4,750,293
Viavi Solutions, Inc., 3.75%, 10/01/29		528	505,362
			5,255,655
Construction & Engineering — 0.6%
AECOM, 6.00%, 08/01/33(e)		3,386	3,470,176
Arcosa, Inc., 6.88%, 08/15/32(e)		144	151,795
Brand Industrial Services, Inc., 10.38%, 08/01/30(e)		4,619	4,529,587
Heathrow Finance PLC, 6.63%, 03/01/31(a)	GBP	100	135,539
Weekley Homes LLC / Weekley Finance Corp., 6.75%, 01/15/34(e)	USD	884	895,076
			9,182,173
Consumer Discretionary — 0.8%
Amber Finco PLC, 6.63%, 07/15/29(a)	EUR	165	203,622
APCOA Group GmbH, 6.00%, 04/15/31(a)		150	179,414
APi Group DE, Inc., 4.75%, 10/15/29(e)	USD	1,283	1,257,019
Arena Luxembourg Finance SARL, (3-mo. EURIBOR + 2.50%), 4.55%, 05/01/30(a)(b)	EUR	100	118,564
Clarivate Science Holdings Corp., 4.88%, 07/01/29(e)	USD	4,464	4,220,761
Raven Acquisition Holdings LLC, 6.88%, 11/15/31(e)		2,198	2,264,689
Williams Scotsman, Inc.(e)
6.63%, 06/15/29		200	206,575
6.63%, 04/15/30		1,207	1,247,542
7.38%, 10/01/31		2,841	2,967,972
			12,666,158
Consumer Finance — 2.5%
Block, Inc.(e)
5.63%, 08/15/30		1,889	1,927,388
6.00%, 08/15/33		2,591	2,659,944
Boost Newco Borrower LLC, 7.50%, 01/15/31(e)(f)		5,245	5,574,648
Bread Financial Holdings, Inc., (5-year CMT + 4.30%), 8.38%, 06/15/35(b)(e)		224	231,580
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(e)		6,686	6,344,060
Navient Corp.
9.38%, 07/25/30		37	41,119
7.88%, 06/15/32		742	776,274
OneMain Finance Corp.
6.63%, 05/15/29		996	1,031,601
Security		Par (000)	Value
Consumer Finance (continued)
OneMain Finance Corp. (continued)
5.38%, 11/15/29	USD	1,200	$ 1,200,811
7.88%, 03/15/30		1,538	1,626,146
6.13%, 05/15/30		1,803	1,838,315
4.00%, 09/15/30		451	422,749
7.50%, 05/15/31		575	604,986
7.13%, 11/15/31		527	550,103
6.75%, 03/15/32		1,693	1,738,567
7.13%, 09/15/32		1,146	1,190,603
6.50%, 03/15/33		2,346	2,366,295
Shift4 Payments, Inc.
6.75%, 08/15/32(e)		4,172	4,307,557
5.50%, 05/15/33(e)	EUR	1,445	1,739,053
5.50%, 05/15/33(a)		100	120,350
WEX, Inc., 6.50%, 03/15/33(e)	USD	2,219	2,271,504
Worldline SA/France(a)
0.00%, 07/30/26(k)	EUR	10	11,332
0.88%, 06/30/27		100	106,539
			38,681,524
Consumer Staples Distribution & Retail — 0.6%
Albertsons Cos, Inc.(e)
5.50%, 03/31/31	USD	864	873,109
6.25%, 03/15/33		749	769,958
5.75%, 03/31/34		1,496	1,502,051
B&M European Value Retail SA, 6.50%, 11/27/31(a)	GBP	100	132,654
Bellis Acquisition Co. PLC(a)
8.13%, 05/14/30		128	160,474
8.00%, 07/01/31	EUR	200	227,778
Boots Group Finco LP
5.38%, 08/31/32(e)		1,980	2,404,456
5.38%, 08/31/32(a)		100	121,437
7.38%, 08/31/32(e)	GBP	865	1,205,821
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(e)	USD	850	892,244
Lion/Polaris Lux 4 SA, (3-mo. EURIBOR + 3.63%), 5.64%, 07/01/29(a)(b)	EUR	200	237,753
Market Bidco Finco PLC, 6.75%, 01/31/31(a)		105	122,050
Performance Food Group, Inc., 4.25%, 08/01/29(e)	USD	45	43,996
United Natural Foods, Inc., 6.75%, 10/15/28(e)		1,122	1,123,055
			9,816,836
Containers & Packaging — 3.9%
Ahlstrom Holding 3 OY, 3.63%, 02/04/28(a)	EUR	109	126,797
Ardagh Group SA
9.50%, 12/01/30(e)	USD	2,688	2,914,798
9.50%, 12/01/30		136	147,622
(4.50% Cash + 7.50% PIK), 12.00%, 12/01/30(a)(g)	EUR	1,470	1,583,811
(5.50% Cash + 6.50% PIK), 12.00%, 12/01/30(e)(g)	USD	3,678	3,360,772
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.25%, 01/30/31(e)		1,655	1,692,693
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28(e)		1,508	1,449,917
3.00%, 09/01/29(a)	EUR	464	518,487
4.00%, 09/01/29(e)	USD	6,715	6,321,405
Ball Corp.
4.25%, 07/01/32	EUR	775	932,056
5.50%, 09/15/33	USD	845	861,387
Clydesdale Acquisition Holdings, Inc.(e)
6.63%, 04/15/29		2,900	2,950,602
6.88%, 01/15/30		1,840	1,886,000
6.75%, 04/15/32		4,391	4,515,153
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Containers & Packaging (continued)
Crown Americas LLC, 5.88%, 06/01/33(e)	USD	2,925	$ 2,991,687
Fedrigoni SpA, 6.13%, 06/15/31(a)	EUR	100	114,528
Kleopatra Finco SARL, 4.25%, 03/01/26(a)(d)(i)		100	55,234
LABL, Inc.(e)
5.88%, 11/01/28	USD	376	235,614
9.50%, 11/01/28		2,653	1,673,966
8.63%, 10/01/31		1,593	847,249
Magnera Corp., 7.25%, 11/15/31(e)		688	675,382
Mauser Packaging Solutions Holding Co.(e)
7.88%, 04/15/30		17,423	17,285,539
9.25%, 04/15/30		1,237	1,187,520
OI European Group BV
6.25%, 05/15/28(e)	EUR	394	476,350
6.25%, 05/15/28(a)		100	120,901
5.25%, 06/01/29(a)		100	121,242
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/27(e)	USD	211	211,749
Sappi Papier Holding GmbH, 4.50%, 03/15/32(a)	EUR	115	131,191
Sealed Air Corp.(e)
4.00%, 12/01/27	USD	404	401,906
6.50%, 07/15/32		400	414,951
Sealed Air Corp./Sealed Air Corp. U.S., 7.25%, 02/15/31(e)		87	90,597
Silgan Holdings, Inc., 4.25%, 02/15/31(e)	EUR	1,670	1,989,070
Trivium Packaging Finance BV
6.63%, 07/15/30(a)		500	618,734
6.63%, 07/15/30(e)		445	550,673
8.25%, 07/15/30(e)	USD	896	960,499
12.25%, 01/15/31(e)		553	600,025
			61,016,107
Distributors(e) — 0.2%
Gates Corp., 6.88%, 07/01/29		1,519	1,577,451
Resideo Funding, Inc.
4.00%, 09/01/29		290	279,502
6.50%, 07/15/32		1,678	1,717,488
			3,574,441
Diversified Consumer Services — 0.0%
La Financiere Atalian SAS, (3.50% Cash and 5.00% PIK), 8.50%, 06/30/28(g)	EUR	155	51,726
Diversified REITs — 0.7%
Digital Realty Trust LP, 1.88%, 11/15/29(e)(l)	USD	422	427,908
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(e)		585	558,479
Iron Mountain, Inc.
5.25%, 07/15/30(e)		122	120,525
5.63%, 07/15/32(e)		3,252	3,200,854
6.25%, 01/15/33(e)		677	682,664
4.75%, 01/15/34(e)	EUR	1,800	2,057,027
4.75%, 01/15/34(a)		100	114,279
Millrose Properties, Inc.(e)
6.38%, 08/01/30	USD	2,738	2,801,587
6.25%, 09/15/32		1,518	1,531,637
			11,494,960
Diversified Telecommunication Services — 6.1%
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(e)		800	848,591
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(g)		11,397	11,676,178
10.75%, 11/30/29		4,613	5,101,595
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
eircom Finance DAC, 5.00%, 04/30/31(a)	EUR	160	$ 191,232
Eutelsat SA(a)
1.50%, 10/13/28		100	112,347
9.75%, 04/13/29		100	125,327
Fibercop SpA
4.75%, 06/30/30(a)		102	121,804
5.13%, 06/30/32(a)		100	119,440
6.00%, 09/30/34(e)	USD	2,917	2,763,404
7.20%, 07/18/36(e)		1,468	1,461,027
Series 2033, 6.38%, 11/15/33(e)		803	795,723
Frontier Communications Holdings LLC
5.88%, 10/15/27(e)		251	251,811
5.00%, 05/01/28(e)		345	345,593
6.75%, 05/01/29(e)		611	615,627
5.88%, 11/01/29		910	920,573
6.00%, 01/15/30(e)		1,055	1,072,891
8.75%, 05/15/30(e)		11,428	11,933,808
8.63%, 03/15/31(e)		1,334	1,403,612
Iliad Holding SAS
7.00%, 10/15/28(e)		828	838,295
5.38%, 04/15/30(a)	EUR	169	205,030
6.88%, 04/15/31(a)		101	126,612
8.50%, 04/15/31(e)	USD	2,225	2,394,654
7.00%, 04/15/32(e)		2,781	2,866,246
Kaixo Bondco Telecom SA, 5.13%, 09/30/29(a)	EUR	100	118,948
Level 3 Financing, Inc.(e)
3.63%, 01/15/29	USD	343	316,558
4.88%, 06/15/29		4,905	4,770,112
6.88%, 06/30/33		10,535	10,779,892
7.00%, 03/31/34		10,182	10,493,284
Lorca Telecom Bondco SA, 4.00%, 09/18/27(a)	EUR	26	30,447
Lumen Technologies, Inc.(e)
4.13%, 04/15/30	USD	841	835,004
10.00%, 10/15/32		1,154	1,160,297
Sable International Finance Ltd., 7.13%, 10/15/32(e)		2,418	2,451,247
SES SA, 4.13%, 06/24/30(a)	EUR	100	117,591
SoftBank Group Corp.(a)
5.38%, 01/08/29		148	178,040
5.25%, 10/10/29		100	119,305
5.88%, 07/10/31		100	120,086
3.88%, 07/06/32		190	208,754
Telecom Italia Capital SA, 7.72%, 06/04/38	USD	2,045	2,265,281
Windstream Services LLC, 7.50%, 10/15/33(e)		1,911	1,958,981
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(e)		6,717	7,051,302
Zayo Group Holdings, Inc.(e)(g)
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30		5,261	4,998,260
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30		1,400	1,284,122
			95,548,931
Electric Utilities — 1.1%
Alpha Generation LLC, 6.75%, 10/15/32(e)		1,671	1,729,802
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC
5.63%, 02/15/32(a)	EUR	106	127,252
6.38%, 02/15/32(e)	USD	988	989,629
ContourGlobal Power Holdings SA
5.00%, 02/28/30(a)	EUR	100	120,320
6.75%, 02/28/30(e)	USD	2,413	2,488,068
EDP SA, (5-year EUR Swap + 2.38%), 1.88%, 08/02/81(a)(b)	EUR	200	233,428

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc., (5-year CMT + 2.46%), 6.75%, 06/15/54(b)	USD	757	$ 808,162
Public Power Corp. SA(a)
4.25%, 10/31/30	EUR	100	119,104
4.63%, 10/31/31		100	120,274
Vistra Operations Co. LLC(e)
7.75%, 10/15/31	USD	1,331	1,409,765
6.88%, 04/15/32		1,756	1,849,806
XPLR Infrastructure Operating Partners LP(e)
8.38%, 01/15/31		4,433	4,653,014
7.75%, 04/15/34		3,379	3,434,052
			18,082,676
Electronic Equipment, Instruments & Components(e) — 0.3%
Sensata Technologies, Inc., 6.63%, 07/15/32		1,981	2,074,250
WESCO Distribution, Inc.
6.63%, 03/15/32		800	835,331
6.38%, 03/15/33		1,031	1,076,451
Zebra Technologies Corp., 6.50%, 06/01/32		591	610,931
			4,596,963
Energy Equipment & Services — 1.3%
Archrock Partners LP/Archrock Partners Finance Corp.(e)
6.25%, 04/01/28		560	563,214
6.63%, 09/01/32		2,256	2,326,737
Enerflex, Inc., 6.88%, 01/15/31(e)		508	519,401
Kodiak Gas Services LLC(e)
7.25%, 02/15/29		2,606	2,711,157
6.50%, 10/01/33		1,706	1,742,189
6.75%, 10/01/35		1,321	1,358,264
Oceaneering International, Inc., 6.00%, 02/01/28		369	373,142
OEG Finance PLC, 7.25%, 09/27/29(a)	EUR	200	245,690
Star Holding LLC, 8.75%, 08/01/31(e)	USD	1,289	1,241,126
Tidewater, Inc., 9.13%, 07/15/30(e)		1,127	1,209,202
USA Compression Partners LP/USA Compression Finance Corp.(e)
7.13%, 03/15/29		1,563	1,617,879
6.25%, 10/01/33		3,055	3,091,630
Weatherford International Ltd., 6.75%, 10/15/33(e)		2,961	3,032,396
			20,032,027
Entertainment — 0.3%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30(a)	EUR	90	111,057
Brightstar Lottery PLC/ Brightstar Global Solutions Corp., 5.75%, 01/15/33(e)	USD	1,199	1,190,409
Cirsa Finance International SARL, (3-mo. EURIBOR + 3.00%), 5.10%, 10/15/32(a)(b)	EUR	100	118,563
Entain PLC, 4.88%, 11/30/31(a)		100	118,302
Flutter Treasury DAC, 4.00%, 06/04/31(a)		101	118,392
Lottomatica Group SpA(a)
4.88%, 01/31/31		100	121,027
(3-mo. EURIBOR + 3.25%), 5.31%, 06/01/31(b)		100	118,238
Motion Bondco DAC, 6.63%, 11/15/27(e)	USD	687	667,065
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30(e)		1,917	1,703,754
			4,266,807
Environmental, Maintenance & Security Service — 0.9%
Biffa Group Holdings Ltd.(a)
5.25%, 06/15/31	EUR	100	117,180
7.38%, 06/15/31	GBP	100	135,957
GFL Environmental, Inc., 6.75%, 01/15/31(e)	USD	109	114,360
Security		Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Luna 15 SARL(g)
(10.50% PIK), 10.50%, 07/01/32(e)	EUR	585	$ 714,872
(10.50% PIK), 10.50%, 07/01/32(a)		100	122,200
Madison IAQ LLC, 5.88%, 06/30/29(e)	USD	3,815	3,791,823
Paprec Holding SA, 4.13%, 07/15/30(a)	EUR	100	118,081
Reworld Holding Corp., 4.88%, 12/01/29(e)	USD	2,689	2,584,612
Waste Pro USA, Inc., 7.00%, 02/01/33(e)		5,533	5,695,203
Wrangler Holdco Corp., 6.63%, 04/01/32(e)		752	788,264
			14,182,552
Financial Services — 3.1%
Azorra Finance Ltd.(e)
7.75%, 04/15/30		2,259	2,386,069
7.25%, 01/15/31		621	650,704
Bracken MidCo1 PLC, (6.75% Cash or 7.50% PIK), 6.75%, 11/01/27(a)(g)	GBP	100	133,531
CrossCountry Intermediate HoldCo LLC(e)
6.50%, 10/01/30	USD	1,244	1,268,875
6.75%, 12/01/32		619	629,045
Deutsche Bank AG, (5-year EURIBOR ICE Swap + 5.26%), 8.13%(a)(b)(h)	EUR	200	255,423
Encore Issuances SA, (1-mo. EURIBOR + 3.00%), 4.93%, 08/14/26(b)		32	37,754
Freedom Mortgage Holdings LLC(e)
9.25%, 02/01/29	USD	862	904,107
6.88%, 05/01/31		658	658,395
9.13%, 05/15/31		1,491	1,601,419
8.38%, 04/01/32		1,008	1,061,086
Garfunkelux Holdco 3 SA, 9.00%, 09/01/28(a)	EUR	185	208,286
GGAM Finance Ltd.(e)
8.00%, 06/15/28	USD	442	468,064
6.88%, 04/15/29		1,248	1,294,408
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(e)		1,913	1,975,995
Intrum Investments And Financing AB, 8.00%, 09/11/27(a)	EUR	103	122,633
Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.63%, 10/15/31(e)	USD	209	205,671
Lehman Brothers Holdings, Inc.(d)(i)
1.00%, 02/05/18	EUR	3,950	12,534
1.00%, 09/22/18	USD	430	43
1.00%, 12/31/49		1,535	154
Midcap Financial Issuer Trust(e)
6.50%, 05/01/28		1,978	1,974,537
5.63%, 01/15/30		1,400	1,311,323
OneMain Finance Corp., 6.75%, 09/15/33		2,180	2,207,530
PennyMac Financial Services, Inc.(e)
7.88%, 12/15/29		981	1,043,831
7.13%, 11/15/30		777	816,805
6.88%, 05/15/32		1,584	1,658,281
6.75%, 02/15/34		902	932,422
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(e)		2,683	2,858,237
PRA Group Europe Holding II SARL, 6.25%, 09/30/32(a)	EUR	154	176,456
ProGroup AG(a)
5.13%, 04/15/29		100	120,680
5.38%, 04/15/31		100	120,130
Rocket Cos., Inc.(e)
6.50%, 08/01/29	USD	2,646	2,729,052
6.13%, 08/01/30		6,075	6,279,601
7.13%, 02/01/32		3,608	3,795,612
6.38%, 08/01/33		5,000	5,213,095
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(e)
3.88%, 03/01/31		225	213,659
4.00%, 10/15/33		142	131,932
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Financial Services (continued)
Stena International SA, 7.25%, 01/15/31(e)	USD	200	$ 203,881
Titanium 2l Bondco SARL, (6.25% PIK), 6.25%, 01/14/31(g)	EUR	549	115,594
UWM Holdings LLC(e)
6.63%, 02/01/30	USD	1,662	1,682,906
6.25%, 03/15/31		1,536	1,533,551
			48,993,311
Food Products — 1.2%
B&G Foods, Inc., 8.00%, 09/15/28(e)		452	444,709
Chobani Holdco II LLC, (8.75% in Cash or 9.5% in PIK), 8.75%, 10/01/29(e)(g)		7,388	7,885,959
Chobani LLC/Chobani Finance Corp., Inc., 7.63%, 07/01/29(e)		5,460	5,695,446
Darling Global Finance BV
4.50%, 07/15/32(e)	EUR	990	1,178,654
4.50%, 07/15/32(a)		100	119,056
Fiesta Purchaser, Inc.(e)
7.88%, 03/01/31	USD	104	108,462
9.63%, 09/15/32		450	471,607
Froneri Lux FinCo SARL, 4.75%, 08/01/32(a)	EUR	100	118,403
Irca SpA, (3-mo. EURIBOR + 3.75%), 5.85%, 12/15/29(a)(b)		104	124,198
Post Holdings, Inc.(e)
4.50%, 09/15/31	USD	215	203,830
6.38%, 03/01/33		331	334,310
6.25%, 10/15/34		94	94,522
6.50%, 03/15/36		1,699	1,701,296
Premier Foods Finance PLC, 3.50%, 10/15/26(a)	GBP	100	133,240
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(e)	USD	393	378,632
Tereos Finance Groupe I SA, 7.25%, 04/15/28(a)	EUR	100	118,767
			19,111,091
Ground Transportation — 0.1%
Watco Cos. LLC/Watco Finance Corp., 7.13%, 08/01/32(e)	USD	1,136	1,189,741
Health Care Equipment & Supplies — 0.6%
Avantor Funding, Inc., 3.88%, 07/15/28(a)	EUR	100	117,328
Bausch & Lomb Corp., 8.38%, 10/01/28(e)	USD	6,265	6,539,094
Hologic, Inc., 3.25%, 02/15/29(e)		79	77,860
Insulet Corp., 6.50%, 04/01/33(e)		1,080	1,125,778
Neogen Food Safety Corp., 8.63%, 07/20/30(e)		899	958,794
			8,818,854
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(e)		1,017	1,027,174
AHP Health Partners, Inc., 5.75%, 07/15/29(e)		2,104	2,085,633
CHS/Community Health Systems, Inc.(e)
6.00%, 01/15/29		2,190	2,189,376
5.25%, 05/15/30		4,839	4,544,753
4.75%, 02/15/31		3,310	2,948,831
10.88%, 01/15/32		1,570	1,713,561
9.75%, 01/15/34		4,962	5,211,731
Clariane SE, 7.88%, 06/27/30(a)	EUR	100	119,732
Concentra Health Services, Inc., 6.88%, 07/15/32(e)	USD	2,252	2,355,151
DaVita, Inc.(e)
6.88%, 09/01/32		287	298,757
6.75%, 07/15/33		209	216,711
Ephios Subco 3 SARL, 7.88%, 01/31/31(a)	EUR	118	147,771
Fortrea Holdings, Inc., 7.50%, 07/01/30(e)	USD	423	432,351
Gruppo San Donato SPA, 6.50%, 10/31/31(a)	EUR	100	119,613
Security		Par (000)	Value
Health Care Providers & Services (continued)
HAH Group Holding Co. LLC, 9.75%, 10/01/31(e)	USD	1,616	$ 1,519,612
IQVIA, Inc.
1.75%, 03/15/26(a)	EUR	330	387,087
6.25%, 06/01/32(e)	USD	3,144	3,285,223
LifePoint Health, Inc.(e)
9.88%, 08/15/30		231	248,716
11.00%, 10/15/30		1,726	1,892,792
8.38%, 02/15/32		3,458	3,753,534
10.00%, 06/01/32		1,578	1,675,969
Medline Borrower LP, 5.25%, 10/01/29(e)		7,075	7,113,247
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 04/01/29(e)		111	114,747
Mehilainen Yhtiot OYJ, 5.13%, 06/30/32(a)	EUR	100	119,304
Molina Healthcare, Inc.(e)
6.50%, 02/15/31	USD	1,921	1,972,925
6.25%, 01/15/33		631	643,282
Prime Healthcare Services, Inc., 9.38%, 09/01/29(e)		390	409,500
Sotera Health Holdings LLC, 7.38%, 06/01/31(e)		996	1,044,626
Star Parent, Inc., 9.00%, 10/01/30(e)		4,127	4,404,368
Surgery Center Holdings, Inc., 7.25%, 04/15/32(e)		6,052	6,121,406
Tenet Healthcare Corp., 6.00%, 11/15/33(e)		1,112	1,144,909
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(e)		2,284	2,300,935
			61,563,327
Health Care REITs — 0.5%
Diversified Healthcare Trust, 7.25%, 10/15/30(e)		729	745,394
MPT Operating Partnership LP/MPT Finance Corp.
7.00%, 02/15/32(e)	EUR	1,425	1,740,212
7.00%, 02/15/32(a)		152	185,623
8.50%, 02/15/32(e)	USD	4,784	5,108,993
			7,780,222
Hotel & Resort REITs — 1.3%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(e)		1,878	1,927,560
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/29(e)		606	620,270
RHP Hotel Properties LP/RHP Finance Corp.(e)
6.50%, 04/01/32		4,515	4,682,441
6.50%, 06/15/33		1,478	1,536,436
RLJ Lodging Trust LP, 4.00%, 09/15/29(e)		749	710,414
Service Properties Trust
0.00%, 09/30/27(e)(k)		1,434	1,295,843
8.63%, 11/15/31(e)		6,051	6,355,765
8.88%, 06/15/32		3,191	3,147,771
XHR LP, 6.63%, 05/15/30(e)		592	610,994
			20,887,494
Hotels, Restaurants & Leisure — 6.3%
Acushnet Co., 5.63%, 12/01/33(e)		557	563,258
Banijay Entertainment SAS, 7.00%, 05/01/29(a)	EUR	113	137,748
Boyne USA, Inc., 4.75%, 05/15/29(e)	USD	1,615	1,592,915
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 5.63%, 09/15/29(e)		630	641,457
Caesars Entertainment, Inc.(e)
4.63%, 10/15/29		456	437,413
7.00%, 02/15/30		6,340	6,566,065
6.50%, 02/15/32		3,143	3,219,765
Carnival Corp.(e)
5.88%, 06/15/31		1,206	1,245,682
5.75%, 08/01/32		1,146	1,176,118
6.13%, 02/15/33		3,766	3,888,734
Carnival PLC, 4.13%, 07/15/31(e)	EUR	2,155	2,564,213

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(e)
5.75%, 04/01/30	USD	565	$ 570,503
6.75%, 05/01/31		10,273	10,652,351
Cirsa Finance International SARL, 6.50%, 03/15/29(a)	EUR	100	122,162
Essendi SA(a)
5.50%, 11/15/31		108	130,117
(3-mo. EURIBOR + 3.75%), 5.81%, 05/15/32(b)		100	119,025
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(e)
4.63%, 01/15/29	USD	4,391	4,264,684
6.75%, 01/15/30		671	637,970
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(e)		1,987	2,007,167
Hilton Domestic Operating Co., Inc.(e)
5.75%, 09/15/33		798	816,685
5.50%, 03/31/34		1,282	1,290,805
Light & Wonder International, Inc.(e)
7.25%, 11/15/29		241	247,523
7.50%, 09/01/31		474	494,538
6.25%, 10/01/33		1,325	1,341,427
Lindblad Expeditions LLC, 7.00%, 09/15/30(e)		1,781	1,857,904
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(e)		1,446	1,037,898
Melco Resorts Finance Ltd.(e)
5.63%, 07/17/27		200	199,812
5.75%, 07/21/28		600	599,298
5.38%, 12/04/29		2,083	2,058,296
7.63%, 04/17/32		1,534	1,610,700
6.50%, 09/24/33		270	270,351
Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, 02/15/31(e)		2,000	1,781,552
MGM China Holdings Ltd., 7.13%, 06/26/31(e)		474	501,255
MGM Resorts International, 6.13%, 09/15/29		1,648	1,693,600
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(e)		578	568,540
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(e)		1,384	1,442,684
Motion Finco SARL, 7.38%, 06/15/30(a)	EUR	100	106,661
NCL Corp. Ltd.(e)
5.88%, 01/15/31	USD	330	328,751
6.75%, 02/01/32		746	763,846
6.25%, 09/15/33		4,192	4,190,235
Pinewood Finco PLC(a)
3.63%, 11/15/27	GBP	100	131,470
6.00%, 03/27/30		181	245,352
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(e)
5.63%, 09/01/29	USD	1,188	899,910
5.88%, 09/01/31		262	173,575
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(e)		903	923,177
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/30(e)		807	823,728
Sabre GLBL, Inc., 10.75%, 11/15/29(e)		503	427,715
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(e)		1,076	1,027,580
Station Casinos LLC(e)
4.63%, 12/01/31		2,187	2,073,398
6.63%, 03/15/32		755	772,866
Stonegate Pub Co. Financing PLC, (3-mo. EURIBOR + 6.63%), 8.69%, 07/31/29(a)(b)	EUR	100	114,544
TUI AG, 5.88%, 03/15/29(a)		120	145,891
TUI Cruises GmbH, 5.00%, 05/15/30(a)		106	127,820
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Vail Resorts, Inc., 5.63%, 07/15/30(e)	USD	1,122	$ 1,140,244
Viking Cruises Ltd.(e)
7.00%, 02/15/29		269	270,559
9.13%, 07/15/31		3,246	3,475,947
5.88%, 10/15/33		2,923	2,968,198
Voyager Parent LLC, 9.25%, 07/01/32(e)		1,652	1,752,972
Warnermedia Holdings, Inc., 5.05%, 03/15/42		10,217	7,190,214
Wynn Macau Ltd.(e)
5.50%, 10/01/27		200	199,568
5.63%, 08/26/28		5,107	5,096,888
4.50%, 03/07/29(l)		200	204,193
5.13%, 12/15/29		1,358	1,345,751
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(e)
5.13%, 10/01/29		1,064	1,070,304
7.13%, 02/15/31		2,105	2,277,795
6.25%, 03/15/33		252	257,664
			98,877,031
Household Durables — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.(e)
4.63%, 04/01/30		636	607,373
6.88%, 08/01/33		758	758,603
Beazer Homes USA, Inc., 5.88%, 10/15/27		306	306,727
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(e)		1,154	1,116,282
Century Communities, Inc., 6.63%, 09/15/33(e)		947	957,605
Dream Finders Homes, Inc., 8.25%, 08/15/28(e)		607	624,702
Empire Communities Corp., 9.75%, 05/01/29(e)		257	265,087
K Hovnanian Enterprises, Inc.(e)
8.00%, 04/01/31		1,637	1,670,668
8.38%, 10/01/33		1,785	1,814,077
LGI Homes, Inc.(e)
8.75%, 12/15/28		453	472,510
7.00%, 11/15/32		1,305	1,247,413
Mattamy Group Corp., 6.00%, 12/15/33(e)		356	352,837
Meritage Homes Corp., 1.75%, 05/15/28(l)		2,135	2,099,763
New Home Co., Inc.(e)
9.25%, 10/01/29		1,145	1,194,997
8.50%, 11/01/30		301	309,986
Newell Brands, Inc., 8.50%, 06/01/28(e)		1,366	1,432,323
Scotts Miracle-Gro Co.
4.50%, 10/15/29		229	224,685
4.38%, 02/01/32		1,696	1,592,122
Somnigroup International, Inc., 3.88%, 10/15/31(e)		1,434	1,340,346
STL Holding Co. LLC, 8.75%, 02/15/29(e)		618	649,129
Taylor Morrison Communities, Inc., 5.75%, 11/15/32(e)		421	433,163
			19,470,398
Independent Power and Renewable Electricity Producers(e) — 1.7%
Calpine Corp.
4.50%, 02/15/28		41	41,027
4.63%, 02/01/29		2,297	2,288,400
Lightning Power LLC, 7.25%, 08/15/32		609	647,581
NRG Energy, Inc.
5.75%, 07/15/29		1,231	1,224,974
6.00%, 02/01/33		3,898	3,975,177
5.75%, 01/15/34		3,288	3,321,439
6.25%, 11/01/34		2,648	2,719,536
6.00%, 01/15/36		8,769	8,885,131
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Independent Power and Renewable Electricity Producers (continued)
Vistra Corp., (5-year CMT + 6.93%), 8.00%(b)(h)	USD	994	$ 1,018,991
XPLR Infrastructure LP, 2.50%, 06/15/26(l)		3,214	3,153,898
			27,276,154
Industrial Conglomerates — 0.2%
Amsted Industries, Inc., 6.38%, 03/15/33(e)		1,134	1,168,004
Avient Corp., 6.25%, 11/01/31(e)		927	952,824
Axon Enterprise, Inc., 6.25%, 03/15/33(e)		630	655,406
Enpro, Inc., 6.13%, 06/01/33(e)		876	903,941
Maxam Prill SARL, 6.00%, 07/15/30(a)	EUR	154	184,905
			3,865,080
Insurance — 7.4%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(e)
6.75%, 10/15/27	USD	974	979,721
6.75%, 04/15/28		1,904	1,938,606
5.88%, 11/01/29		4,674	4,669,888
7.00%, 01/15/31		4,658	4,832,560
7.38%, 10/01/32		6,696	6,942,875
AmWINS Group, Inc., 4.88%, 06/30/29(e)		878	863,465
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(e)		1,855	1,876,698
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(e)		1,293	1,305,910
Ardonagh Finco Ltd.
6.88%, 02/15/31(a)	EUR	1,289	1,561,296
7.75%, 02/15/31(e)	USD	6,809	7,138,248
Ardonagh Group Finance Ltd., 8.88%, 02/15/32(e)		7,036	7,312,550
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/32(e)		4,075	4,228,266
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(e)
7.25%, 02/15/31		8,035	8,274,476
8.13%, 02/15/32		4,075	4,206,753
HUB International Ltd.(e)
7.25%, 06/15/30		17,374	18,241,399
7.38%, 01/31/32		20,334	21,341,631
Jones Deslauriers Insurance Management, Inc.(e)
8.50%, 03/15/30		2,854	2,991,300
6.88%, 10/01/33		1,923	1,856,834
Panther Escrow Issuer LLC, 7.13%, 06/01/31(e)		13,111	13,586,248
Unipol Assicurazioni SpA, 4.90%, 05/23/34(a)	EUR	100	123,135
USI, Inc., 7.50%, 01/15/32(e)	USD	2,719	2,849,727
			117,121,586
Interactive Media & Services — 3.3%
Beignet Investor LLC, 6.58%, 05/30/49(e)		39,424	41,651,264
iliad SA(a)
5.38%, 02/15/29	EUR	100	123,626
5.63%, 02/15/30		100	126,275
4.25%, 01/09/32		100	118,548
ION Platform Finance U.S., Inc.(e)
4.63%, 05/01/28	USD	400	370,087
5.00%, 05/01/28		2,232	2,071,868
8.75%, 05/01/29		782	792,253
9.50%, 05/30/29		757	766,613
9.00%, 08/01/29		776	764,003
Snap, Inc.(e)
6.88%, 03/01/33		3,239	3,356,398
Security		Par (000)	Value
Interactive Media & Services (continued)
Snap, Inc.(e) (continued)
6.88%, 03/15/34	USD	1,419	$ 1,461,034
United Group BV, 6.25%, 01/31/32(a)	EUR	100	117,966
			51,719,935
Internet Software & Services — 0.8%
ANGI Group LLC, 3.88%, 08/15/28(e)	USD	509	470,138
Cablevision Lightpath LLC(e)
3.88%, 09/15/27		600	585,604
5.63%, 09/15/28		1,201	1,173,798
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(a)	EUR	122	151,767
Getty Images, Inc.(e)
11.25%, 02/21/30	USD	931	872,975
10.50%, 11/15/30		631	636,214
Match Group Holdings II LLC(e)
4.63%, 06/01/28		2,149	2,129,773
4.13%, 08/01/30		872	825,358
3.63%, 10/01/31		723	663,419
6.13%, 09/15/33		1,472	1,489,627
Rakuten Group, Inc.(e)
11.25%, 02/15/27		1,108	1,184,674
9.75%, 04/15/29		2,200	2,460,613
			12,643,960
IT Services — 1.0%
Almaviva-The Italian Innovation Co. SpA, 5.00%, 10/30/30(a)	EUR	162	191,961
Amentum Holdings, Inc., 7.25%, 08/01/32(e)	USD	438	461,689
Atos SE(a)(m)
5.41%, 12/18/26	EUR	117	135,685
1.04%, 12/18/32		152	116,724
9.73%, 12/18/26		197	265,942
CACI International, Inc., 6.38%, 06/15/33(e)	USD	1,615	1,671,006
Cedacri SpA, (3-mo. EURIBOR + 5.50%), 7.56%, 05/15/28(a)(b)	EUR	100	118,834
Fair Isaac Corp., 6.00%, 05/15/33(e)	USD	6,109	6,274,841
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(e)		2,157	2,250,700
KBR, Inc., 4.75%, 09/30/28(e)		1,213	1,188,740
McAfee Corp., 7.38%, 02/15/30(e)		1,585	1,382,243
Science Applications International Corp., 5.88%, 11/01/33(e)		1,280	1,297,587
			15,355,952
Leisure Products(a) — 0.0%
Deuce Finco PLC, 7.00%, 11/20/31	GBP	100	136,138
Dometic Group AB, 5.00%, 09/11/30	EUR	100	119,625
Pinnacle Bidco PLC
8.25%, 10/11/28		100	122,988
10.00%, 10/11/28	GBP	100	141,871
			520,622
Machinery — 1.3%
Chart Industries, Inc.(e)
7.50%, 01/01/30	USD	2,959	3,084,004
9.50%, 01/01/31		537	569,990
GrafTech Global Enterprises, Inc., 9.88%, 12/23/29(e)		646	562,020
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.00%, 02/15/29(e)		4,449	4,665,798
IMA Industria Macchine Automatiche SpA(a)
3.75%, 01/15/28	EUR	100	117,667
(3-mo. EURIBOR + 3.75%), 5.78%, 04/15/29(b)		200	237,744

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Machinery (continued)
King US Bidco, Inc., (3-mo. EURIBOR + 3.25%), 5.31%, 12/01/32(a)(b)	EUR	100	$ 118,629
Manitowoc Co., Inc., 9.25%, 10/01/31(e)	USD	668	717,499
Terex Corp.(e)
5.00%, 05/15/29		130	129,558
6.25%, 10/15/32		773	793,060
TK Elevator Midco GmbH, 4.38%, 07/15/27(a)	EUR	992	1,169,894
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(e)	USD	8,479	8,480,992
			20,646,855
Media — 7.2%
Allwyn Entertainment Financing U.K. PLC, 4.13%, 02/15/31(a)	EUR	100	115,757
APLD ComputeCo LLC, 9.25%, 12/15/30(e)	USD	1,091	1,070,162
Cable One, Inc.(l)
0.00%, 03/15/26(k)		475	467,875
1.13%, 03/15/28		2,038	1,658,524
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29(e)		91	89,974
4.75%, 03/01/30(e)		553	528,142
4.25%, 02/01/31(e)		6,573	6,039,602
4.75%, 02/01/32(e)		8,206	7,499,809
4.50%, 05/01/32		6,412	5,755,009
4.50%, 06/01/33(e)		6,779	5,934,056
4.25%, 01/15/34(e)		1,938	1,647,832
Cinemark USA, Inc., 7.00%, 08/01/32(e)		383	397,440
Cipher Compute LLC, 7.13%, 11/15/30(e)		2,599	2,647,037
CSC Holdings LLC(e)
5.50%, 04/15/27		1,606	1,377,015
5.38%, 02/01/28		2,028	1,471,366
11.25%, 05/15/28		5,767	4,588,602
11.75%, 01/31/29		2,065	1,534,186
Directv Financing LLC, 8.88%, 02/01/30(e)		2,632	2,663,042
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(e)
5.88%, 08/15/27		2,201	2,213,920
10.00%, 02/15/31		2,174	2,221,941
DISH DBS Corp.(e)
5.25%, 12/01/26		4,217	4,089,425
5.75%, 12/01/28		5,745	5,640,168
DISH Network Corp., 11.75%, 11/15/27(e)		7,733	8,048,352
Flash Compute LLC, 7.25%, 12/31/30(e)		2,984	2,956,436
Gray Media, Inc.(e)
10.50%, 07/15/29		1,453	1,562,470
9.63%, 07/15/32		3,118	3,235,762
7.25%, 08/15/33		3,030	3,096,141
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(e)		2,930	2,047,923
Live Nation Entertainment, Inc., 4.75%, 10/15/27(e)		57	57,116
Midcontinent Communications, 8.00%, 08/15/32(e)		884	904,884
Neptune Bidco U.S., Inc., 10.38%, 05/15/31(e)		327	335,287
Odeon Finco PLC, 12.75%, 11/01/27(e)		1,503	1,549,689
Sinclair Television Group, Inc., 8.13%, 02/15/33(e)		3,592	3,751,593
Sirius XM Radio LLC(e)
5.00%, 08/01/27		5,912	5,926,396
4.00%, 07/15/28		381	372,453
Sunrise FinCo I BV
4.88%, 07/15/31(e)		1,470	1,400,175
4.63%, 05/15/32(a)	EUR	100	118,699
Tele Columbus AG, (10.00% PIK), 10.00%, 01/01/29(a)(g)		114	88,110
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(e)	USD	2,000	1,987,298
Security		Par (000)	Value
Media (continued)
Univision Communications, Inc.(e)
8.00%, 08/15/28	USD	3,418	$ 3,539,937
8.50%, 07/31/31		1,521	1,588,881
9.38%, 08/01/32		2,071	2,225,938
Versant Media Group, Inc., 7.25%, 01/30/31(e)		1,037	1,069,862
Virgin Media O2 Vendor Financing Notes V DAC, 7.88%, 03/15/32(a)	GBP	100	135,216
Virgin Media Secured Finance PLC(a)
4.25%, 01/15/30		100	123,528
4.13%, 08/15/30		100	120,787
VZ Secured Financing BV, 5.25%, 01/15/33(a)	EUR	300	345,650
WULF Compute LLC, 7.75%, 10/15/30(e)	USD	4,589	4,727,810
Ziggo Bond Co. BV, 5.13%, 02/28/30(e)		650	580,295
Ziggo BV, 4.88%, 01/15/30(e)		1,165	1,101,194
			112,648,766
Metals & Mining — 3.6%
Aris Mining Corp., 8.00%, 10/31/29(e)		362	377,722
Arsenal AIC Parent LLC(e)
8.00%, 10/01/30		1,197	1,270,210
11.50%, 10/01/31		4,744	5,221,023
Carpenter Technology Corp., 5.63%, 03/01/34(e)		1,479	1,502,257
Cleveland-Cliffs, Inc., 6.88%, 11/01/29(e)		2,230	2,309,637
Commercial Metals Co.(e)
5.75%, 11/15/33		1,708	1,746,485
6.00%, 12/15/35		1,760	1,804,274
Constellium SE(e)
5.63%, 06/15/28		4,620	4,619,337
3.75%, 04/15/29		2,133	2,059,642
6.38%, 08/15/32		1,341	1,383,940
ERO Copper Corp., 6.50%, 02/15/30(e)		1,818	1,823,681
First Quantum Minerals Ltd.(e)
9.38%, 03/01/29		3,448	3,630,744
8.00%, 03/01/33		865	921,683
7.25%, 02/15/34		1,022	1,074,071
Kaiser Aluminum Corp.(e)
4.50%, 06/01/31		4,136	3,995,889
5.88%, 03/01/34		2,220	2,226,964
New Gold, Inc., 6.88%, 04/01/32(e)		2,700	2,865,353
Novelis Corp.(e)
4.75%, 01/30/30		5,807	5,601,781
6.88%, 01/30/30		1,944	2,018,554
3.88%, 08/15/31		4,389	4,000,411
6.38%, 08/15/33		3,681	3,731,692
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(a)	EUR	1,029	1,181,005
Vallourec SACA, 7.50%, 04/15/32(e)	USD	1,440	1,528,967
			56,895,322
Mortgage Real Estate Investment Trusts (REITs)(e) — 0.4%
Arbor Realty SR, Inc.
8.50%, 12/15/28		434	432,265
7.88%, 07/15/30		792	756,744
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/27		1,284	1,270,766
Starwood Property Trust, Inc.
7.25%, 04/01/29		879	928,314
6.00%, 04/15/30		442	453,670
6.50%, 07/01/30		633	660,287
6.50%, 10/15/30		1,964	2,047,655
			6,549,701
Multi-Utilities — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.50%, 06/01/30(e)		672	715,876
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels — 8.4%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(e)	USD	1,728	$ 1,810,384
Antero Midstream Partners LP/Antero Midstream Finance Corp., 6.63%, 02/01/32(e)		1,514	1,567,117
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(e)
9.00%, 11/01/27		963	1,224,199
5.88%, 06/30/29		1,254	1,257,289
6.63%, 07/15/33		930	962,591
Blue Racer Midstream LLC/Blue Racer Finance Corp.(e)
7.00%, 07/15/29		1,140	1,188,921
7.25%, 07/15/32		918	974,248
Breakwater Energy Holdings SARL
9.25%, 11/15/30(e)		500	523,577
9.25%, 11/15/30		250	261,789
Buckeye Partners LP
6.88%, 07/01/29(e)		103	107,142
6.75%, 02/01/30(e)		386	405,204
5.85%, 11/15/43		816	765,226
5.60%, 10/15/44		553	501,213
Caturus Energy LLC, 8.50%, 02/15/30(e)		3,430	3,572,153
CD&R Firefly Bidco PLC, 8.63%, 04/30/29(a)	GBP	224	315,919
Chord Energy Corp., 6.75%, 03/15/33(e)	USD	601	621,504
CITGO Petroleum Corp., 8.38%, 01/15/29(e)		2,678	2,784,649
Civitas Resources, Inc.(e)
8.38%, 07/01/28		1,478	1,522,921
8.75%, 07/01/31		649	673,273
CNX Midstream Partners LP, 4.75%, 04/15/30(e)		520	504,112
CNX Resources Corp., 7.25%, 03/01/32(e)		479	500,028
Comstock Resources, Inc.(e)
6.75%, 03/01/29		4,687	4,694,462
5.88%, 01/15/30		59	57,387
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(e)		6,898	6,824,320
Crescent Energy Finance LLC(e)
7.63%, 04/01/32		2,163	2,097,076
7.38%, 01/15/33		1,402	1,330,430
8.38%, 01/15/34		1,176	1,168,168
DBR Land Holdings LLC, 6.25%, 12/01/30(e)		907	927,752
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.38%, 06/30/33(e)		1,599	1,631,698
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(e)		772	817,813
EG Global Finance PLC, 12.00%, 11/30/28(e)		1,943	2,111,812
Enbridge, Inc.(b)
(5-year CMT + 2.97%), 7.20%, 06/27/54		810	857,705
(5-year CMT + 3.12%), 7.38%, 03/15/55		1,104	1,168,623
Energean PLC, 5.63%, 05/12/31(a)	EUR	107	125,746
Energy Transfer LP(b)
(5-year CMT + 2.83%), 7.13%, 10/01/54	USD	1,564	1,604,714
(5-year CMT + 4.02%), 8.00%, 05/15/54		2,594	2,768,978
Series H, (5-year CMT + 5.69%), 6.50%(h)		2,085	2,094,182
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		559	561,301
8.00%, 05/15/33		232	240,840
Global Partners LP/GLP Finance Corp., 7.13%, 07/01/33(e)		685	697,496
Gulfport Energy Operating Corp., 6.75%, 09/01/29(e)		773	798,262
Harvest Midstream I LP, 7.50%, 05/15/32(e)		502	523,277
Hilcorp Energy I LP/Hilcorp Finance Co.(e)
6.25%, 11/01/28		427	429,424
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.(e) (continued)
5.75%, 02/01/29	USD	957	$ 946,828
6.00%, 04/15/30		130	126,321
6.25%, 04/15/32		95	89,431
8.38%, 11/01/33		1,617	1,651,046
6.88%, 05/15/34		964	903,278
7.25%, 02/15/35		408	387,752
Howard Midstream Energy Partners LLC(e)
7.38%, 07/15/32		673	710,132
6.63%, 01/15/34		1,684	1,730,031
Ithaca Energy North Sea PLC, 5.50%, 10/01/31(a)	EUR	100	118,123
ITT Holdings LLC, 6.50%, 08/01/29(e)	USD	2,641	2,534,440
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(e)		740	760,552
Matador Resources Co., 6.50%, 04/15/32(e)		1,546	1,567,899
Murphy Oil Corp., 5.88%, 12/01/42		141	121,228
Nabors Industries, Inc., 7.63%, 11/15/32(e)		672	660,493
NGL Energy Operating LLC/NGL Energy Finance Corp.(e)
8.13%, 02/15/29		1,248	1,295,379
8.38%, 02/15/32		3,074	3,183,327
Noble Finance II LLC, 8.00%, 04/15/30(e)		776	806,197
Northern Oil & Gas, Inc., 7.88%, 10/15/33(e)		1,963	1,911,284
Northriver Midstream Finance LP, 6.75%, 07/15/32(e)		873	889,634
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(e)		809	779,098
Permian Resources Operating LLC, 6.25%, 02/01/33(e)		1,946	1,996,141
Prairie Acquiror LP, 9.00%, 08/01/29(e)		984	1,022,792
Sunoco LP(e)
5.63%, 03/15/31		675	679,946
6.63%, 08/15/32		987	1,014,455
6.25%, 07/01/33		1,079	1,105,239
5.88%, 03/15/34		685	684,939
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e)
5.50%, 01/15/28		1,497	1,497,807
7.38%, 02/15/29		2,434	2,515,692
6.00%, 09/01/31		522	519,559
TGNR Intermediate Holdings LLC, 5.50%, 10/15/29(e)		1,102	1,091,235
TransMontaigne Partners LLC, 8.50%, 06/15/30(e)		305	307,924
Transocean International Ltd.(e)
8.25%, 05/15/29		690	695,419
8.75%, 02/15/30		374	391,057
8.50%, 05/15/31		861	852,843
7.88%, 10/15/32		1,004	1,048,579
Transocean Titan Financing Ltd., 8.38%, 02/01/28(e)		127	129,800
Valaris Ltd., 8.38%, 04/30/30(e)		1,187	1,235,031
Venture Global LNG, Inc.(e)
9.50%, 02/01/29		7,898	8,186,095
7.00%, 01/15/30		169	162,651
8.38%, 06/01/31		3,754	3,733,075
9.88%, 02/01/32		2,652	2,739,708
Venture Global Plaquemines LNG LLC(e)
6.13%, 12/15/30		3,746	3,814,718
7.50%, 05/01/33		1,676	1,810,920
6.50%, 01/15/34		4,778	4,893,819
7.75%, 05/01/35		2,783	3,047,255
6.75%, 01/15/36		5,096	5,219,784
Vital Energy, Inc.
7.75%, 07/31/29(e)		386	385,269
9.75%, 10/15/30		764	801,761
7.88%, 04/15/32(e)		1,302	1,282,840

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(e)	USD	1,669	$ 1,684,727
Wintershall Dea Finance 2 BV, (5-year EURIBOR ICE Swap + 3.94%), 6.12%(a)(b)(h)	EUR	176	211,005
			131,509,483
Passenger Airlines — 0.4%
American Airlines, Inc., 8.50%, 05/15/29(e)	USD	1,813	1,896,202
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(e)		283	287,681
Deutsche Lufthansa AG, (5-year EURIBOR ICE Swap + 2.86%), 5.25%, 01/15/55(a)(b)	EUR	100	121,961
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(e)	USD	2,141	2,156,974
OneSky Flight LLC, 8.88%, 12/15/29(e)		1,239	1,325,897
			5,788,715
Personal Care Products — 0.1%
Opal Bidco SAS
5.50%, 03/31/32(a)	EUR	100	121,232
6.50%, 03/31/32(e)	USD	1,524	1,560,909
			1,682,141
Pharmaceuticals — 2.1%
1261229 B.C. Ltd., 10.00%, 04/15/32(e)		22,427	23,324,459
Amneal Pharmaceuticals LLC, 6.88%, 08/01/32(e)		964	1,018,283
Bausch Health Cos., Inc.(e)
4.88%, 06/01/28		221	197,795
11.00%, 09/30/28		2,529	2,619,639
Dolcetto Holdco SpA, 5.63%, 07/14/32(a)	EUR	100	119,281
Grifols SA
2.25%, 11/15/27(a)		1,374	1,606,845
4.75%, 10/15/28(e)	USD	200	197,519
7.13%, 05/01/30(a)	EUR	141	173,847
Gruenenthal GmbH, 4.63%, 11/15/31(a)		136	161,503
Nidda Healthcare Holding GmbH(a)
7.00%, 02/21/30		215	262,278
(3-mo. EURIBOR + 3.25%), 5.28%, 10/15/32(b)		169	200,402
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28(e)	USD	646	629,485
Rossini SARL(a)
6.75%, 12/31/29	EUR	121	149,409
(3-mo. EURIBOR + 3.88%), 5.89%, 12/31/29(b)		73	87,276
Teva Pharmaceutical Finance Netherlands II BV, 7.88%, 09/15/31		100	140,583
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	674	665,154
6.75%, 03/01/28		800	830,760
6.00%, 12/01/32		495	518,730
			32,903,248
Real Estate Management & Development — 0.5%
Adler Financing SARL, Series 1L, (8.25% PIK), 8.25%, 12/31/28(g)	EUR	293	377,132
Alexandrite Lake Lux Holdings SARL, 6.75%, 07/30/30(a)		112	133,893
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.00%, 04/15/30(e)	USD	124	123,014
Series AI, 7.00%, 04/15/30		1,009	1,004,456
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 04/15/30(e)		725	786,822
Aroundtown Finance SARL(b)(h)
(5-year CMT + 3.16%), 7.88%		150	150,758
(5-year EURIBOR ICE Swap + 3.43%), 5.25%(a)	EUR	275	315,014
Security		Par (000)	Value
Real Estate Management & Development (continued)
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31(e)	USD	1,566	$ 1,672,635
DEMIRE Deutsche Mittelstand Real Estate AG, 5.00%, 12/31/27(a)(m)	EUR	88	97,299
Five Point Operating Co. LP, 8.00%, 10/01/30(e)	USD	456	476,420
Grand City Properties SA, (5-year EUR Swap + 2.18%), 1.50%(a)(b)(h)	EUR	100	115,691
Howard Hughes Corp., 4.38%, 02/01/31(e)	USD	2,103	2,002,251
New Immo Holding SA(a)
3.25%, 07/23/27	EUR	200	234,520
5.88%, 04/17/28		100	121,563
4.95%, 11/14/30		100	118,199
Vivion Investments SARL(a)
5.63%, 06/08/30		100	113,186
(6.50% Cash and 1.75% PIK), 8.25%, 08/31/28(g)		25	29,734
(6.50% PIK), 6.50%, 02/28/29(g)		151	176,941
			8,049,528
Retail REITs — 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(e)	USD	1,801	1,779,950
Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology, Inc., 5.88%, 10/01/33(e)		416	424,581
Kioxia Holdings Corp., 6.63%, 07/24/33		800	831,901
ON Semiconductor Corp., 0.50%, 03/01/29(l)		1,259	1,191,014
			2,447,496
Software — 4.7%
AthenaHealth Group, Inc., 6.50%, 02/15/30(e)		15,521	15,474,289
Camelot Finance SA, 4.50%, 11/01/26(e)		87	86,408
Capstone Borrower, Inc., 8.00%, 06/15/30(e)		3,359	3,459,682
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(e)		274	238,140
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(e)		2,127	1,803,294
Cloud Software Group, Inc.(e)
6.50%, 03/31/29		8,672	8,785,498
9.00%, 09/30/29		12,148	12,652,268
8.25%, 06/30/32		2,396	2,503,916
CoreLogic, Inc., 4.50%, 05/01/28(e)		2,658	2,603,950
CoreWeave, Inc., 9.25%, 06/01/30(e)		1,852	1,721,939
Electronic Arts, Inc., 2.95%, 02/15/51		859	792,349
Ellucian Holdings, Inc., 6.50%, 12/01/29(e)		2,289	2,333,981
IPD 3 BV, 5.50%, 06/15/31(a)	EUR	200	237,735
Playtika Holding Corp., 4.25%, 03/15/29(e)	USD	421	377,537
Sabre GLBL, Inc., 10.75%, 03/15/30(e)		1,401	1,152,085
SS&C Technologies, Inc., 6.50%, 06/01/32(e)		2,713	2,822,643
TeamSystem SpA(a)(b)
(3-mo. EURIBOR + 3.25%), 5.28%, 07/01/32	EUR	114	134,695
(3-mo. EURIBOR + 3.50%), 5.53%, 07/31/31		113	133,707
UKG, Inc., 6.88%, 02/01/31(e)	USD	11,548	11,862,256
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(e)		5,203	4,910,063
			74,086,435
Specialty Retail — 0.3%
Advance Auto Parts, Inc., 7.00%, 08/01/30(e)		924	928,893
Afflelou SAS, 6.00%, 07/25/29(a)	EUR	152	185,828
Bubbles Bidco SpA(a)
6.50%, 09/30/31		123	148,296
(3-mo. EURIBOR + 4.25%), 6.27%, 09/30/31(b)		120	142,214
Duomo Bidco SpA, (3-mo. EURIBOR + 3.25%), 5.31%, 01/15/32(a)(b)		100	118,420
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Specialty Retail (continued)
Ferrellgas LP / Ferrellgas Finance Corp., 9.25%, 01/15/31(e)	USD	898	$ 924,884
Goldstory SAS, 6.75%, 02/01/30(a)	EUR	100	121,907
PetSmart LLC/PetSmart Finance Corp., 7.50%, 09/15/32(e)	USD	250	254,421
Staples, Inc., 10.75%, 09/01/29(e)		915	909,675
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(e)		418	401,292
			4,135,830
Technology Hardware, Storage & Peripherals — 0.1%
Seagate Data Storage Technology Pte. Ltd., 5.88%, 07/15/30(e)		853	879,329
Textiles, Apparel & Luxury Goods — 0.6%
Beach Acquisition Bidco LLC
5.25%, 07/15/32(e)	EUR	2,056	2,459,830
5.25%, 07/15/32(a)		100	119,642
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(e)(g)	USD	4,182	4,616,020
Crocs, Inc.(e)
4.25%, 03/15/29		217	210,006
4.13%, 08/15/31		282	260,517
European TopSoho SARL, 4.00%, 09/21/21(a)(d)(i)	EUR	200	190,386
Levi Strauss & Co., 4.00%, 08/15/30(e)		665	793,644
PrestigeBidCo GmbH, (3-mo. EURIBOR + 3.75%), 5.78%, 07/01/29(a)(b)		200	236,961
			8,887,006
Transportation Infrastructure — 0.1%
Edge Finco PLC, 8.13%, 08/15/31(a)	GBP	206	295,037
Mobico Group PLC(a)
4.88%, 09/26/31	EUR	110	102,327
(5-year UK Government Bond + 4.14%), 4.25%(b)(h)	GBP	154	122,156
Ocado Group PLC, 11.00%, 06/15/30(a)		100	135,959
SGL Group ApS, (3-mo. EURIBOR + 4.75%), 6.77%, 04/22/30(b)	EUR	193	218,831
			874,310
Utilities — 0.5%
TransAlta Corp., 5.88%, 02/01/34	USD	1,108	1,115,656
VoltaGrid LLC, 7.38%, 11/01/30(e)		7,386	7,317,648
			8,433,304
Wireless Telecommunication Services — 1.9%
Altice France SA
4.75%, 10/15/30(a)	EUR	154	170,194
6.88%, 10/15/30(e)	USD	360	349,271
6.50%, 10/15/31(e)		2,040	1,937,168
6.50%, 04/15/32(e)		5,518	5,289,445
5.63%, 07/15/32(a)	EUR	47	52,556
6.88%, 07/15/32(e)	USD	2,381	2,283,407
Digicel International Finance Ltd./Difl U.S. LLC, 8.63%, 08/01/32(e)		4,709	4,888,554
Level 3 Financing, Inc., 8.50%, 01/15/36(e)		7,055	7,224,197
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29(a)	GBP	200	255,179
4.25%, 01/31/31(e)	USD	4,972	4,534,512
4.50%, 07/15/31(a)	GBP	201	240,068
4.75%, 07/15/31(e)	USD	1,000	923,213
Security		Par (000)	Value
Wireless Telecommunication Services (continued)
Vmed O2 U.K. Financing I PLC (continued)
5.63%, 04/15/32(a)	EUR	100	$ 118,158
7.75%, 04/15/32(e)	USD	400	416,840
6.75%, 01/15/33(e)		1,359	1,346,817
Zegona Finance PLC, 6.75%, 07/15/29(a)	EUR	239	295,652
			30,325,231
Total Corporate Bonds — 108.5% (Cost: $1,658,572,700)			1,707,518,403
Fixed Rate Loan Interests
IT Services — 0.7%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31	USD	8,477	8,434,257
X Corp., 2025 Fixed Term Loan, 9.50%, 10/26/29		3,043	3,029,945
			11,464,202
Software — 0.7%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31		10,598	10,247,440
Total Fixed Rate Loan Interests — 1.4% (Cost: $22,124,542)			21,711,642
Floating Rate Loan Interests(b)
Advertising Agencies — 0.4%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.83%, 08/23/28		4,263	4,265,485
Neptune Bidco U.S., Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 9.03%, 04/11/29		1,696	1,675,110
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.93%, 02/15/29		449	417,215
			6,357,810
Aerospace & Defense — 0.2%
Kaman Corp.
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.43%, 02/26/32		16	16,328
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.38%, 02/26/32		1,796	1,802,177
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 12/01/32		855	858,591
Signia Aerospace LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.57%, 12/11/31		737	736,596
			3,413,692
Automobile Components — 0.2%
Clarios Global LP, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/28/32		2,211	2,219,017

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Automobile Components (continued)
Tenneco, Inc.
2022 Term Loan A, (3-mo. CME Term SOFR at 0.50% Floor + 4.85%), 8.74%, 11/17/28	USD	163	$ 159,365
2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.99%, 11/17/28		1,015	996,560
			3,374,942
Biotechnology — 0.1%
Parexel International Corporation, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.42%, 12/12/31		828	830,626
Building Products — 0.3%
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/08/32		238	238,648
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.97%, 07/08/30		529	510,171
White Cap Supply Holdings LLC, 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 10/19/29		2,791	2,801,947
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 08/05/31		811	784,962
			4,335,728
Capital Markets — 0.2%
Acuren Delaware Holdco, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 07/30/31		241	242,744
Gryphon Acquire NewCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.85%, 09/13/32		1,600	1,610,176
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/16/31(c)		700	704,197
			2,557,117
Chemicals — 0.4%
Advancion Holdings LLC, 2020 2nd Lien Term Loan, (1- mo. CME Term SOFR + 7.85%), 11.57%, 11/24/28		443	395,688
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.61%, 10/04/29		2,192	2,102,886
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.70%, 07/03/28		1,486	1,297,182
Olympus Water U.S. Holding Corp., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 11/03/32		1,134	1,126,210
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.29%, 04/08/31		669	492,781
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.69%, 08/19/32		779	778,315
			6,193,062
Commercial Services & Supplies — 0.5%
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/12/32		648	648,694
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 08/20/32		2,816	2,829,067
Champions Financing, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.57%, 02/23/29		1,751	1,656,362
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 1.50% and 3.75% PIK), 9.09%, 07/31/30(g)		481	459,634
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Garda World Security Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 02/01/29	USD	799	$ 800,603
ION Platform Finance U.S., Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 10/07/32		502	469,924
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.04%, 12/17/28(d)(i)		672	80,642
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/31		1,232	1,232,965
			8,177,891
Communications Equipment — 0.1%
COMMSCOPE, 2024 Term Loan, (1-mo. CME Term SOFR at 2.00% Floor + 4.75%), 8.47%, 12/17/29		1,104	1,104,649
Radiate Holdco LLC
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.72%, 06/26/29		23	22,592
2025 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.72%, 06/26/29		23	22,592
			1,149,833
Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.35%, 08/01/30		4,515	4,104,295
Consumer Discretionary — 0.1%
Camelot U.S. Acquisition LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 01/31/31		1,464	1,464,922
Jupiter Buyer, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 11/01/31		349	351,902
			1,816,824
Consumer Staples Distribution & Retail — 0.3%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.21%, 08/30/32		4,390	4,410,106
Pye-Barker Fire & Safety LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 12/16/32		768	772,689
			5,182,795
Containers & Packaging — 0.2%
LABL, Inc., 2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.94%, 10/30/28		2,771	1,745,536
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 04/15/30		1,179	1,153,215
Potters Industries LLC, 2025 Repriced Term Loan B, (1- mo. CEM Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/09/32(c)		462	463,733
			3,362,484
Diversified Telecommunication Services — 0.5%
Delta Topco, Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.04%, 11/29/30		299	294,141
Frontier Communications Holdings LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.24%, 07/01/31		374	373,643
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Lumen Technologies, Inc., 2024 Term Loan A, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.72%, 06/01/28	USD	408	$ 409,203
Windstream Services LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.85%), 8.57%, 10/01/31(c)		1,193	1,195,948
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00% and 0.50% PIK), 7.33%, 03/11/30(g)		5,074	4,801,536
			7,074,471
Electronic Equipment, Instruments & Components — 0.2%
Lsf12 Crown U.S. Commercial Bidco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.37%, 12/02/31		1,513	1,520,698
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.49%, 10/01/32		654	656,069
			2,176,767
Energy Equipment & Services — 0.0%
Star Holding LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 07/31/31		361	354,325
Financial Services — 0.0%
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.43%, 10/08/32		454	455,843
Health Care Equipment & Supplies — 0.2%
Bausch & Lomb Corp.
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/29/28		1,048	1,047,880
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 01/15/31		2,353	2,373,928
			3,421,808
Health Care Providers & Services — 0.4%
LifePoint Health, Inc.
2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.65%, 05/19/31		1,713	1,717,385
2024 Incremental Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.33%, 05/19/31		752	752,665
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.60% and 4.00% PIK), 14.53%, 01/28/28(g)		1,662	1,184,140
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 09/27/30		2,927	2,929,631
			6,583,821
Hotels, Restaurants & Leisure — 0.1%
Great Canadian Gaming Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.44%, 11/01/29		532	521,244
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29	USD	319	$ 280,318
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29(c)		166	148,209
			949,771
Household Durables — 0.1%
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 01/20/32		468	469,299
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.61%), 8.33%, 12/19/29		201	199,022
			668,321
Insurance — 0.4%
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.92%, 02/15/31		1,083	1,080,014
Asurion LLC, 2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30		917	916,693
Hyperion Insurance Group Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.49%, 04/18/30		167	167,457
Jones DesLauriers Insurance Management Inc., 2025 Repriced Term Loan B, 12/10/32(n)		1,055	1,055,020
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1- mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 07/02/31		199	199,243
Truist Insurance Holdings LLC, 2nd Lien Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 05/06/32		3,327	3,362,642
			6,781,069
Interactive Media & Services — 0.0%
MH Sub I LLC, 2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 05/03/28		467	432,840
Internet Software & Services — 0.1%
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 08/31/28		287	288,484
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 03/15/30		1,615	1,597,559
			1,886,043
IT Services — 0.3%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/29/31		208	207,831
Finastra USA, Inc.
2025 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 7.00%), 10.72%, 09/15/33		886	866,800

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
IT Services (continued)
Finastra USA, Inc. (continued)
2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/15/32	USD	2,655	$ 2,595,267
Fortress Intermediate 3, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.78%, 06/27/31		575	574,811
			4,244,709
Leisure Products — 0.1%
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30		901	898,794
Machinery — 0.4%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, 06/23/30(n)		163	163,458
GrafTech Global Enterprises, Inc., 2024 Term Loan, (3- mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.86%, 12/21/29		468	474,844
Husky Injection Molding Systems Ltd., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.53%, 02/15/29		6,160	6,199,452
			6,837,754
Media — 0.7%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.86%, 05/31/31		1,499	1,497,176
CMG Media Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.60%), 7.27%, 06/18/29		881	819,511
Coral-U.S. Co-Borrower LLC, 2025 Term Loan B7, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.15%, 01/31/32		594	582,022
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		2,235	1,948,938
Directv Financing LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.50%), 9.34%, 02/17/31		3,289	3,280,098
Gray Media, Inc.
2021 Term Loan D, (1-mo. CME Term SOFR at 0.00% Floor + 3.11%), 6.99%, 12/01/28		700	700,094
2024 Term Loan B, (1-mo. CME Term SOFR + 5.25%), 9.12%, 06/04/29		5	4,824
OVG Business Services LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 06/25/31		61	61,437
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 8.83%, 09/25/29(g)		2,049	1,567,299
Versant Media Group, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.16%, 01/30/31		601	600,627
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1-mo. CME Term SOFR + 3.36%), 7.11%, 01/31/29		200	200,250
			11,262,276
Metals & Mining — 0.1%
BradyPlus Holdings LLC, 2025 Term Loan B, (3-mo. CEM Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/11/30		2,054	2,030,030
Oil, Gas & Consumable Fuels — 0.1%
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31		1,333	1,336,831
Security		Par (000)	Value
Personal Care Products — 0.0%
ACP Tara Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 12/15/32(c)	USD	476	$ 478,380
Pharmaceuticals — 0.2%
Amneal Pharmaceuticals LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.22%, 08/01/32		2,044	2,059,206
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 04/23/31		1,034	1,025,096
			3,084,302
Software — 0.8%
Ascend Learning LLC, 2025 Repriced Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 12/11/28		192	192,288
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/29		3,601	3,605,170
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 07/30/31		1,805	1,799,048
Boxer Parent Company Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.75%), 9.47%, 07/30/32		1,053	1,011,670
Central Parent LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 07/06/29		369	311,302
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.61%), 10.33%, 06/04/29		1,107	1,113,678
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.33%, 06/02/28		2,435	2,434,187
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.19%, 10/09/31		394	395,198
Ellucian Holdings, Inc., 2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.47%, 11/22/32		1,354	1,362,882
RealPage, Inc., 2024 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.42%, 04/24/28		783	784,797
Sabre GLBL, Inc.(c)
2025 11th Amendment Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		120	106,635
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		57	50,758
			13,167,613
Technology Hardware, Storage & Peripherals — 0.0%
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.37%, 05/25/29		725	366,878
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 8.37%, 05/25/29		105	53,108
			419,986
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Wireless Telecommunication Services — 0.5%
Digicel International Finance Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.02%, 08/06/32	USD	1,555	$ 1,549,448
Level 3 Financing, Inc., 2025 Repriced Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 03/29/32		5,171	5,182,635
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/06/32(c)		1,157	1,159,893
			7,891,976
Total Floating Rate Loan Interests — 8.5% (Cost: $135,670,639)			133,294,829

	Shares
Investment Companies
Fixed Income Funds — 1.1%
iShares Broad USD High Yield Corporate Bond ETF(f)(o)	488,154	18,254,519
Total Investment Companies — 1.1% (Cost: $17,754,161)		18,254,519

		Par (000)
Preferred Securities
Capital Trusts — 5.4%
Automobiles(a)(b)(h) — 0.0%
Volkswagen International Finance NV
5.49%	EUR	100	121,282
5.99%		100	121,609
			242,891
Banks(h) — 2.0%
Bank of America Corp.(b)
6.25%	USD	2,625	2,666,228
6.63%		6,140	6,397,579
Barclays PLC(b)
4.38%		2,490	2,408,947
7.63%		1,000	1,066,972
8.00%		400	426,788
9.63%		3,745	4,242,321
CaixaBank SA, 7.50%(a)(b)	EUR	200	259,944
Citigroup, Inc.
6.63%(b)	USD	1,320	1,341,479
Series CC, 7.13%(b)		3,685	3,799,117
Series DD, 7.00%(b)		860	907,015
Series EE, 6.75%(b)		2,126	2,164,117
Series FF, 6.95%(b)		856	882,515
Series GG, 6.88%		1,020	1,059,887
NatWest Group PLC, 8.13%(b)		1,115	1,254,532
PNC Financial Services Group, Inc., Series W, 6.25%(b)		644	664,857
Wells Fargo & Co., 6.85%(b)		876	915,432
			30,457,730
Security		Par (000)	Value
Building Products — 0.0%
Nationwide Building Society, 7.50%(a)(b)(h)	GBP	235	$ 329,707
Capital Markets(b) — 0.1%
Apollo Global Management, Inc., 6.00%, 12/15/54	USD	1,767	1,744,927
Deutsche Bank AG, 6.75%(a)(h)	EUR	200	240,034
			1,984,961
Diversified Telecommunication Services(a)(b)(h) — 0.0%
Telefonica Europe BV
6.14%		200	250,796
6.75%		100	129,850
			380,646
Electric Utilities(b) — 0.3%
AES Corp., 7.60%, 01/15/55	USD	1,441	1,467,526
CenterPoint Energy, Inc., Series B, 6.85%, 02/15/55		482	514,043
Dominion Energy, Inc., 6.63%, 05/15/55		335	345,203
Duke Energy Corp., 6.45%, 09/01/54		916	961,414
EDP SA, 4.75%, 05/29/54(a)	EUR	100	121,192
Electricite de France SA, 4.38%(a)(h)		100	116,289
NextEra Energy Capital Holdings, Inc., 6.38%, 08/15/55	USD	1,275	1,316,115
			4,841,782
Financial Services(b) — 1.2%
Aptiv Swiss Holdings Ltd., 6.88%, 12/15/54		1,200	1,251,604
Brookfield Finance, Inc., 6.30%, 01/15/55		2,930	2,903,186
Corebridge Financial, Inc., 6.38%, 09/15/54		1,221	1,230,331
Deutsche Bank AG(a)(h)
7.13%	EUR	200	248,664
7.38%		200	252,997
Goldman Sachs Group, Inc., 6.85%(h)	USD	1,950	2,027,833
Societe Generale SA, 8.13%(e)(h)		482	507,518
UBS Group AG(e)(h)
6.60%		800	812,450
6.85%		200	204,505
7.00%		2,600	2,654,795
7.13%		1,000	1,024,765
7.75%		2,000	2,156,064
Series NC10, 9.25%		2,000	2,345,514
Series NC5, 9.25%		800	877,799
			18,498,025
Independent Power and Renewable Electricity Producers(b)(e)(h) — 0.5%
NRG Energy, Inc., 10.25%		2,614	2,854,072
Vistra Corp., 7.00%		4,073	4,144,130
			6,998,202
Insurance(a)(b)(h) — 0.0%
BNP Paribas Cardif SA, 6.00%	EUR	200	236,425
NN Group NV, 5.75%		200	239,297
			475,722
Internet Software & Services — 0.0%
Rakuten Group, Inc., 8.13%(b)(e)(h)	USD	505	520,136
Metals & Mining — 0.0%
Prysmian SpA, 5.25%(a)(b)(h)	EUR	150	183,479
Multi-Utilities(b) — 0.1%
AltaGas Ltd., 7.20%, 10/15/54(e)	USD	1,135	1,176,702
Centrica PLC, 6.50%, 05/21/55(a)	GBP	100	138,840
			1,315,542

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels — 1.1%
Energy Transfer LP, Series G, 7.13%(b)(h)	USD	1,280	$ 1,310,660
Eni SpA, 4.50%(a)(h)	EUR	100	119,341
Sunoco LP, 7.88%(b)(e)(h)	USD	8,323	8,550,010
Var Energi ASA, 7.86%, 11/15/83(a)(b)	EUR	100	129,030
Venture Global LNG, Inc., 9.00%(b)(e)(h)	USD	8,019	6,332,850
			16,441,891
Passenger Airlines — 0.0%
Air France-KLM, 5.75%(a)(b)(h)	EUR	100	119,045
Pharmaceuticals(a)(b) — 0.0%
Bayer AG
Series NC5, 6.63%, 09/25/83		100	124,728
Series NC8, 7.00%, 09/25/83		100	129,125
			253,853
Real Estate Management & Development(a)(b)(h) — 0.0%
Heimstaden Bostad AB, 2.63%		375	428,059
Vivion Investments SARL, 8.13%		100	108,773
			536,832
Specialty Retail — 0.0%
Unibail-Rodamco-Westfield SE, 4.75%(a)(b)(h)		200	239,283
Transportation Infrastructure — 0.0%
Poste Italiane SpA, 2.63%(a)(h)		100	112,687
Utilities(a) — 0.1%
Electricite de France SA(b)(h)
3.00%		200	231,828
3.38%		200	224,453
5.13%		200	241,368
Enel SpA, 4.25%(h)		125	148,724
Orsted A/S, 2.50%, 12/31/99(b)	GBP	100	103,370
Veolia Environnement SA, 4.32%(b)(h)	EUR	100	116,943
			1,066,686
			84,999,100

	Shares
Preferred Stocks — 0.6%(d)
Financial Services — 0.1%
Shift4 Payments, Inc., 6.00%	6,896	551,749
Insurance — 0.4%
Alliant Cali, Inc., (Acquired 09/25/24, Cost: $5,947,430), 12/31/79(c)(p)	6,038	6,405,714
IT Services(c) — 0.0%
Veritas Newco
Series G	374	8,789
Series G-1	258	5,934
		14,723
Security	Shares	Value
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., 7.50%	32,100	$ 1,870,788
		8,842,974
Total Preferred Securities — 6.0% (Cost: $91,572,390)		93,842,074
Total Long-Term Investments — 126.5% (Cost: $1,940,867,611)		1,990,585,205
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(o)(q)	646,102	646,102
Total Short-Term Securities — 0.1% (Cost: $646,102)		646,102
Total Investments — 126.6% (Cost: $1,941,513,713)		1,991,231,307
Liabilities in Excess of Other Assets — (26.6)%		(417,881,411)
Net Assets — 100.0%		$ 1,573,349,896

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	When-issued security.
(k)	Zero-coupon bond.
(l)	Convertible security.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Affiliate of the Trust.
(p)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $6,405,714, representing 0.4% of its net assets as of period end, and an original cost of $5,947,430.

(q)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ —	$ 646,102 (a)	$ —	$ —	$ —	$ 646,102	646,102	$ 66,027	$ —
iShares Broad USD High Yield Corporate Bond ETF	32,859,136	—	(14,863,087)	(58,113)	316,583	18,254,519	488,154	1,411,237	—
				$ (58,113)	$ 316,583	$ 18,900,621		$ 1,477,264	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Ultra Long Treasury Note	223	03/20/26	$ 25,648	$ 36,214
U.S. Long Bond	145	03/20/26	16,761	111,208
				$ 147,422
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	65,643,099	EUR	55,561,000	BNP Paribas SA	03/18/26	$ 127,641
USD	710,577	EUR	602,000	Deutsche Bank AG	03/18/26	721
USD	1,646,387	EUR	1,391,760	JPMorgan Chase Bank N.A.	03/18/26	5,276
USD	120,444	EUR	102,000	Morgan Stanley & Co. International PLC	03/18/26	169
USD	74,519	EUR	63,000	Natwest Markets PLC	03/18/26	232
						134,039
EUR	500,000	USD	591,129	Natwest Markets PLC	03/18/26	(1,549)
USD	6,014,588	GBP	4,494,000	Deutsche Bank AG	03/18/26	(41,992)
						(43,541)
						$ 90,498
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.45.V1	5.00%	Quarterly	12/20/30	B-	USD	21,251	$ 1,653,719	$ 1,546,978	$ 106,741

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/27	BB+	EUR	125	$ 8,911	$ 9,282	$ (371)
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	NR	EUR	35	2,101	(2,836)	4,937
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	NR	EUR	21	1,263	(1,596)	2,859
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	NR	EUR	60	3,549	(4,486)	8,035
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	NR	EUR	17	1,030	(1,331)	2,361
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	NR	EUR	36	2,154	(2,994)	5,148
Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	NR	EUR	26	1,562	(2,089)	3,651
Altice France SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+	EUR	31	1,460	1,329	131
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	109	17,081	13,126	3,955
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	BNP Paribas SA	12/20/29	B-	EUR	140	21,938	17,938	4,000
iTraxx.XO.42.V3 20-35%	5.00	Quarterly	Goldman Sachs International	12/20/29	B-	EUR	76	11,909	11,991	(82)
Zegona Finance PLC	5.00	Quarterly	BNP Paribas SA	06/20/30	BB	EUR	32	6,132	5,083	1,049
Zegona Finance PLC	5.00	Quarterly	Deutsche Bank AG	06/20/30	BB	EUR	32	6,086	3,980	2,106
Faurecia SE	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/30	BB-	EUR	139	18,998	13,422	5,576
								$ 104,174	$ 60,819	$ 43,355

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	631	$ 36,506	$ (5,939)	$ 42,445
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	JPMorgan Chase Bank N.A.	N/A	03/20/26	USD	904	53,952	(9,378)	63,330
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	693	55,295	(3,514)	58,809
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	693	51,812	(3,684)	55,496
1-day SOFR, 3.87%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	1,875	77,416	(17,649)	95,065
1-day SOFR, 3.87%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/20/26	USD	3,750	151,305	(35,747)	187,052
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/26	USD	3,272	87,728	(29,711)	117,439
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/26	USD	4,576	97,262	(42,679)	139,941
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/26	USD	2,290	41,999	(22,478)	64,477
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/26	USD	262	5,436	(2,606)	8,042
1-day SOFR, 3.87%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	06/20/26	USD	19,659	365,237	(183,357)	548,594
1-day SOFR, 3.87%	Quarterly	Markit iBoxx $ Liquid High Yield Index	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/20/26	USD	693	3,578	(6,485)	10,063
									$ 1,027,526	$ (363,227)	$ 1,390,753
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 1,546,978	$ —	$ 106,741	$ —
OTC Swaps	76,151	(378,559)	1,434,561	(453)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 147,422	$ —	$ 147,422
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	134,039	—	—	134,039
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	106,741	—	—	—	—	106,741
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	119,959	—	—	1,390,753	—	1,510,712
	$ —	$ 226,700	$ —	$ 134,039	$ 1,538,175	$ —	$ 1,898,914
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 43,541	$ —	$ —	$ 43,541
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	15,785	—	—	363,227	—	379,012
	$ —	$ 15,785	$ —	$ 43,541	$ 363,227	$ —	$ 422,553

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 361,422	$ —	$ 361,422
Forward foreign currency exchange contracts	—	—	—	(4,151,481)	—	—	(4,151,481)
Swaps	—	1,749,891	—	—	186,742	—	1,936,633
	$ —	$ 1,749,891	$ —	$ (4,151,481)	$ 548,164	$ —	$ (1,853,426)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 115,507	$ —	$ 115,507
Forward foreign currency exchange contracts	—	—	—	(600,238)	—	—	(600,238)
Swaps	—	(287,768)	—	—	764,349	—	476,581
	$ —	$ (287,768)	$ —	$ (600,238)	$ 879,856	$ —	$ (8,150)

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$10,958,504
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	64,220,511
Average amounts sold — in USD	210,883
Credit default swaps:
Average notional value — sell protection	34,933,648
Total return swaps:
Average notional value	39,298,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 73,531	$ 38
Forward foreign currency exchange contracts	134,039	43,541
Swaps — centrally cleared	—	6,942
Swaps — OTC(a)	1,510,712	379,012
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,718,282	429,533
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(73,531)	(6,980)
Total derivative assets and liabilities subject to an MNA	$ 1,644,751	$ 422,553

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$ 4,937	$ (2,836)	$ —	$ —	$ 2,101
Barclays Bank PLC	10,894	(6,082)	—	—	4,812
BNP Paribas SA	172,792	—	—	—	172,792
Citibank N.A.	2,361	(1,331)	—	—	1,030
Deutsche Bank AG	6,807	(6,807)	—	—	—
Goldman Sachs International	11,991	(82)	—	—	11,909
JPMorgan Chase Bank N.A.	136,657	(18,311)	—	—	118,346
Morgan Stanley & Co. International PLC	1,298,080	(350,370)	—	(880,000)	67,710
Natwest Markets PLC	232	(232)	—	—	—
	$ 1,644,751	$ (386,051)	$ —	$ (880,000)	$ 378,700

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$ 2,836	$ (2,836)	$ —	$ —	$ —
Barclays Bank PLC	6,082	(6,082)	—	—	—
Citibank N.A.	1,331	(1,331)	—	—	—
Deutsche Bank AG	41,992	(6,807)	—	—	35,185
Goldman Sachs International	82	(82)	—	—	—
JPMorgan Chase Bank N.A.	18,311	(18,311)	—	—	—
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Morgan Stanley & Co. International PLC	$ 350,370	$ (350,370)	$ —	$ —	$ —
Natwest Markets PLC	1,549	(232)	—	—	1,317
	$ 422,553	$ (386,051)	$ —	$ —	$ 36,502

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 2,527,862	$ —	$ 2,527,862
Common Stocks
Electrical Equipment	—	—	—	—
Energy Equipment & Services	826	—	—	826
Health Care Providers & Services	—	—	9,721	9,721
Metals & Mining	3,005,595	—	—	3,005,595
Oil, Gas & Consumable Fuels	5,256,444	—	—	5,256,444
Real Estate Management & Development	—	—	1	1
Semiconductors & Semiconductor Equipment	3	—	—	3
Specialized REITs	4,173,711	—	—	4,173,711
Wireless Telecommunication Services	—	989,575	—	989,575
Corporate Bonds	—	1,707,518,403	—	1,707,518,403
Fixed Rate Loan Interests	—	21,711,642	—	21,711,642
Floating Rate Loan Interests	—	128,987,076	4,307,753	133,294,829
Investment Companies	18,254,519	—	—	18,254,519
Preferred Securities
Capital Trusts	—	84,999,100	—	84,999,100
Preferred Stocks	—	2,422,537	6,420,437	8,842,974
Short-Term Securities
Money Market Funds	646,102	—	—	646,102
Unfunded Floating Rate Loan Interests	—	10,202	—	10,202
Liabilities
Unfunded Floating Rate Loan Interests	—	(3,214)	—	(3,214)
	$31,337,200	$1,949,163,183	$10,737,912	$1,991,238,295
Derivative Financial Instruments(a)
Assets
Credit Contracts	$ —	$ 150,549	$ —	$ 150,549
Foreign Currency Exchange Contracts	—	134,039	—	134,039
Interest Rate Contracts	147,422	1,390,753	—	1,538,175
Liabilities
Credit Contracts	—	(453)	—	(453)
Foreign Currency Exchange Contracts	—	(43,541)	—	(43,541)
	$147,422	$1,631,347	$—	$1,778,769

(a)
Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Corporate High Yield Fund, Inc. (HYT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $444,000,000 are categorized as Level 2 within the fair value hierarchy.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 1	$ 56,972	$ 14,380,073	$ 7,404,381	$ 16,440,550	$ 30	$ 38,282,007
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3(a)	—	(56,972)	(8,992,000)	(469,913)	—	—	(9,518,885)
Accrued discounts/premiums	—	—	4,535	17,027	—	—	21,562
Net realized gain (loss)	—	—	39,646	(118,241)	(1,397,111)	—	(1,475,706)
Net change in unrealized appreciation (depreciation)(b)(c)	9,721	—	50,940	(159,239)	1,166,279	(30)	1,067,671
Purchases	—	—	471,557	3,546,248	—	—	4,017,805
Sales	—	—	(5,954,751)	(5,912,510)	(9,789,281)	—	(21,656,542)
Closing balance, as of December 31, 2025	$ 9,722	$ —	$ —	$ 4,307,753	$ 6,420,437	$ —	$ 10,737,912
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(c)	$ 9,721	$ —	$ (719)	$ 654	$ (3,673,161)	$ —	$ (3,663,506)

(a)
As of December 31, 2024, the Fund used significant  unobservable inputs in determining the value of certain investments. As of December 31, 2025, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities
1988 CLO Ltd., Series 2023-2A, Class A1R, (3-mo. CME Term SOFR + 1.20%), 5.10%, 04/15/38(a)(b)	USD	2,000	$ 1,999,793
522 Funding CLO Ltd., Series 2019-5A, Class AR, (3- mo. CME Term SOFR + 1.33%), 5.23%, 04/15/35(a)(b)		2,500	2,500,002
720 East CLO IV Ltd., Series 2024-1A, Class A1, (3-mo. CME Term SOFR + 1.60%), 5.50%, 04/15/37(a)(b)		2,000	2,007,150
AB BSL CLO Ltd., Series 2021-3A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 5.13%, 04/20/38(a)(b)		1,500	1,503,602
AGL CLO Ltd.(a)(b)
Series 2022-20A, Class A1R, (3-mo. CME Term SOFR + 1.37%), 5.25%, 10/20/37		1,000	1,003,715
Series 2024-34A, Class A1, (3-mo. CME Term SOFR + 1.34%), 5.20%, 01/22/38		1,000	1,003,349
Anchorage Capital CLO Ltd., Series 2025-32A, Class D, (3-mo. CME Term SOFR + 3.95%), 8.07%, 07/15/37(a)(b)		1,000	1,009,824
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.25%, 10/22/34(a)(b)		3,000	3,003,001
ARES Loan Funding V Ltd., Series 2024-ALF5A, Class A1, (3-mo. CME Term SOFR + 1.50%), 5.36%, 07/27/37(a)(b)		1,000	1,003,284
ARES XXXIX CLO Ltd., Series 2016-39A, Class AR3, (3-mo. CME Term SOFR + 1.42%), 5.30%, 07/18/37(a)(b)		1,000	1,003,647
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3-mo. CME Term SOFR + 1.44%), 5.31%, 10/24/31(a)(b)		20	19,954
Ballyrock CLO Ltd., Series 2024-22A, Class A2, (3-mo. CME Term SOFR + 1.95%), 5.85%, 04/15/37(a)(b)		1,000	1,004,208
Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class A1R2, (3-mo. CME Term SOFR + 1.32%), 5.20%, 01/17/38(a)(b)		1,000	1,003,450
Benefit Street Partners CLO XXIX Ltd., Series 2022- 29A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.04%, 01/25/38(a)(b)		1,000	999,527
Birch Grove CLO Ltd.(a)(b)
Series 19A, Class A1RR, (3-mo. CME Term SOFR + 1.59%), 5.47%, 07/17/37		1,000	1,003,745
Series 2021-3A, Class BR, (3-mo. CME Term SOFR + 1.60%), 5.48%, 01/19/38		1,000	1,001,876
Series 2025-12A, Class A1, (3-mo. CME Term SOFR + 1.17%), 5.03%, 04/22/38		1,250	1,249,029
Bryant Park Funding Ltd.(a)(b)
Series 2023-21A, Class AR, (3-mo. CME Term SOFR + 1.27%), 5.18%, 10/18/38		1,000	1,002,210
Series 2024-22A, Class C, (3-mo. CME Term SOFR + 2.60%), 6.50%, 04/15/37		1,500	1,507,951
Buckhorn Park CLO Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.07%), 4.95%, 07/18/34(a)(b)		1,000	999,508
Carlyle U.S. CLO Ltd.(a)(b)
Series 2017-3A, Class A1R2, (3-mo. CME Term SOFR + 1.40%), 5.27%, 10/21/37		1,500	1,506,127
Series 2019-2A, Class AR2, (3-mo. CME Term SOFR + 1.36%), 5.26%, 10/15/37		2,000	2,007,194
Series 2021-11A, Class A1R, (3-mo. CME Term SOFR + 1.41%), 5.27%, 07/25/37		2,000	2,006,990
CarVal CLO I Ltd., Series 2018-1A, Class D, (3-mo. CME Term SOFR + 3.15%), 7.05%, 07/16/31(a)(b)		500	500,198
Security		Par (000)	Value
Asset-Backed Securities (continued)
CIFC Funding Ltd.(a)(b)
Series 2014-2RA, Class AR, (3-mo. CME Term SOFR + 1.36%), 5.23%, 10/24/37	USD	1,000	$ 1,003,001
Series 2015-4A, Class A1A2, (3-mo. CME Term SOFR + 1.33%), 5.22%, 04/20/34		1,000	1,001,712
Series 2019-5A, Class BR2, (3-mo. CME Term SOFR + 1.65%), 5.74%, 10/15/38		1,000	1,005,033
Series 2020-2A, Class AR, (3-mo. CME Term SOFR + 1.43%), 5.32%, 10/20/34		1,200	1,200,365
Series 2024-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 5.38%, 04/18/37		1,500	1,504,871
Clover CLO LLC, Series 2018-1A, Class A1RR, (3-mo. CME Term SOFR + 1.53%), 5.41%, 04/20/37(a)(b)		3,500	3,511,756
Diameter Capital CLO Ltd.(a)(b)
Series 2021-1A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.29%, 10/15/37		2,800	2,810,421
Series 2025-10A, Class A, (3-mo. CME Term SOFR + 1.31%), 5.19%, 04/20/38		1,500	1,504,626
Elmwood CLO 26 Ltd., Series 2026-1A, Class C, (3-mo. CME Term SOFR + 2.40%), 6.28%, 04/18/37(a)(b)		1,000	1,004,745
Elmwood CLO 29 Ltd., Series 2024-5A, Class AR1, (3-mo. CME Term SOFR + 1.52%), 5.40%, 04/20/37(a)(b)		1,000	1,003,445
Elmwood CLO 37 Ltd.(a)(b)
Series 2024-13A, Class C, (3-mo. CME Term SOFR + 1.70%), 5.58%, 01/17/38		1,000	1,001,224
Series 2024-13A, Class D1, (3-mo. CME Term SOFR + 2.60%), 6.48%, 01/17/38		1,000	1,005,931
Elmwood CLO 38 Ltd., Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.01%, 04/22/38(a)(b)		1,000	998,915
Elmwood CLO II Ltd., Series 2019-2A, Class A1RR, (3-mo. CME Term SOFR + 1.35%), 5.23%, 10/20/37(a)(b)		2,000	2,006,931
Elmwood CLO VII Ltd., Series 2020-4A, Class A1RR, (3-mo. CME Term SOFR + 1.36%), 5.24%, 10/17/37(a)(b)		2,000	2,007,112
Elmwood CLO XI Ltd., Series 2021-4A, Class BR, (3- mo. CME Term SOFR + 1.55%), 5.43%, 01/20/38(a)(b)		1,250	1,253,127
Elmwood CLO XII Ltd., Series 2021-5A, Class BR, (3- mo. CME Term SOFR + 1.70%), 5.60%, 10/15/37(a)(b)		2,000	2,007,330
GoldenTree Loan Management U.S. CLO Ltd., Series 2025-24A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.03%, 10/20/38(a)(b)		1,000	998,766
Golub Capital Partners CLO Ltd.(a)(b)
Series 2019-41A, Class AR2, (3-mo. CME Term SOFR + 1.33%), 5.21%, 07/20/38		1,000	1,003,463
Series 2019-43A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 5.22%, 10/20/37		1,500	1,505,770
Series 2020-48A, Class A1R, (3-mo. CME Term SOFR + 1.31%), 5.19%, 04/17/38		1,500	1,504,943
Series 2021-58A, Class A1R, (3-mo. CME Term SOFR + 1.28%), 5.51%, 10/25/37		1,000	1,002,504
Series 2024-76A, Class A1, (3-mo. CME Term SOFR + 1.37%), 5.23%, 10/25/37		1,500	1,505,457
HalseyPoint CLO Ltd.(a)(b)
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.48%), 5.37%, 04/20/34		2,000	2,001,056
Series 2021-5A, Class A1A, (3-mo. CME Term SOFR + 1.47%), 5.31%, 01/30/35		1,000	1,000,683

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
Kennedy Lewis CLO Ltd.(a)(b)
Series 2024-17A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.26%, 10/22/37	USD	3,000	$ 3,011,572
Series 7A, Class BR, (3-mo. CME Term SOFR + 2.20%), 6.06%, 04/22/37		1,000	1,002,052
Series 8A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.26%, 01/20/38		2,750	2,759,946
Series 9A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.23%, 01/20/38		1,000	1,003,358
Madison Park Funding L Ltd., Series 2021-50A, Class A, (3-mo. CME Term SOFR + 1.40%), 5.29%, 04/19/34(a)(b)		2,520	2,520,861
Madison Park Funding LIX Ltd., Series 2021-59A, Class A1R, (3-mo. CME Term SOFR + 1.50%), 5.38%, 04/18/37(a)(b)		1,000	1,003,066
Madison Park Funding LVIII Ltd., Series 2024-58A, Class B, (3-mo. CME Term SOFR + 1.95%), 5.81%, 04/25/37(a)(b)		1,000	1,002,840
Madison Park Funding LXXI Ltd., Series 2025-71A, Class A1, (3-mo. CME Term SOFR + 1.14%), 5.00%, 04/23/38(a)(b)		2,500	2,496,682
Marathon CLO Ltd., Series 2020-15ARRR, Class C1R3, (3-mo. CME Term SOFR + 3.20%), 7.05%, 08/15/37(a)(b)		1,500	1,507,532
Neuberger Berman Loan Advisers CLO Ltd., Series 2021-46A, Class BR, (3-mo. CME Term SOFR + 1.50%), 5.38%, 01/20/37(a)(b)		1,450	1,452,378
New Mountain CLO Ltd.(a)(b)
Series CLO-3A, Class A1R, (3-mo. CME Term SOFR + 1.33%), 5.21%, 10/20/38		1,500	1,504,168
Series CLO-5A, Class AR, (3-mo. CME Term SOFR + 1.25%), 5.13%, 07/20/36		2,500	2,504,899
Series CLO-7A, Class A1, (3-mo. CME Term SOFR + 1.20%), 5.08%, 03/31/38		1,500	1,499,840
OCP CLO Ltd.(a)(b)
Series 2015-10A, Class AR3, (3-mo. CME Term SOFR + 1.31%), 5.17%, 01/26/38		1,000	1,003,521
Series 2020-19A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 5.06%, 04/20/38		2,000	1,998,502
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class DR, (3-mo. CME Term SOFR + 3.11%), 7.02%, 07/15/30(a)(b)		500	501,454
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (3-mo. CME Term SOFR + 1.66%), 5.55%, 01/20/30(a)(b)		942	942,539
Octagon Investment Partners XVII Ltd.(a)(b)
Series 2013-1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 5.52%, 01/25/31		707	707,429
Series 2013-1A, Class CR2, (3-mo. CME Term SOFR + 1.96%), 5.82%, 01/25/31		1,000	1,002,435
OHA Credit Funding Ltd.(a)(b)
Series 2019-3A, Class AR2, (3-mo. CME Term SOFR + 1.32%), 5.20%, 01/20/38		1,750	1,755,494
Series 2020-5AR, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.23%, 10/18/37		1,000	1,003,421
Series 2020-7A, Class A1R2, (3-mo. CME Term SOFR + 1.28%), 5.16%, 07/19/38		1,000	1,002,738
OHA Credit Partners XII Ltd., Series 2015-12AR, Class D1R2, (3-mo. CME Term SOFR + 3.50%), 7.36%, 04/23/37(a)(b)		600	600,212
Security		Par (000)	Value
Asset-Backed Securities (continued)
OHA Credit Partners XVI, Series 2021-16A, Class AR, (3-mo. CME Term SOFR + 1.35%), 5.23%, 10/18/37(a)(b)	USD	750	$ 752,621
Palmer Square CLO Ltd., Series 2021-4A, Class BR, (3-mo. CME Term SOFR + 1.70%), 5.60%, 07/15/38(a)(b)		2,500	2,509,942
Post CLO Ltd., Series 2024-1, Class A1, (3-mo. CME Term SOFR + 1.60%), 5.48%, 04/20/37(a)(b)		2,000	2,007,046
Rad CLO Ltd., Series 2024-25A, Class A1, (3-mo. CME Term SOFR + 1.46%), 5.34%, 07/20/37(a)(b)		1,500	1,504,970
Regatta VI Funding Ltd., Series 2016-1A, Class A1R3, (3-mo. CME Term SOFR + 1.25%), 5.21%, 10/20/38(a)(b)		2,000	2,004,938
Regatta XI Funding Ltd., Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.40%), 5.28%, 07/17/37(a)(b)		3,000	3,009,768
Regatta XII Funding Ltd., Series 2019-1A, Class ARR, (3-mo. CME Term SOFR + 1.39%), 5.29%, 10/15/37(a)(b)		1,500	1,505,870
Regatta XVIII Funding Ltd., Series 2021-1A, Class BR, (3-mo. CME Term SOFR + 1.55%), 5.45%, 04/15/38(a)(b)		1,000	1,002,594
Regatta XXIV Funding Ltd., Series 2021-5A, Class AR, (3-mo. CME Term SOFR + 1.32%), 5.20%, 01/20/38(a)(b)		2,000	2,006,390
Regatta XXVII Funding Ltd., Series 2024-1A, Class A1, (3-mo. CME Term SOFR + 1.53%), 5.39%, 04/26/37(a)(b)		2,000	2,007,077
Regatta XXVIII Funding Ltd., Series 2024-2A, Class A1, (3-mo. CME Term SOFR + 1.55%), 5.41%, 04/25/37(a)(b)		1,500	1,503,752
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 5.34%, 10/20/30(a)(b)		199	198,663
RR Ltd.(a)(b)
Series 2018-5A, Class CR, (3-mo. CME Term SOFR + 3.60%), 7.50%, 07/15/39		650	650,524
Series 2022-21A, Class A1AR, (3-mo. CME Term SOFR + 1.40%), 5.30%, 07/15/39		1,000	1,003,282
Series 2024-29RA, Class A2R, (3-mo. CME Term SOFR + 1.70%), 5.60%, 07/15/39		2,000	2,007,569
Signal Peak CLO Ltd.(a)(b)
Series 2020-8A, Class A1R, (3-mo. CME Term SOFR + 1.39%), 5.27%, 10/20/37		6,000	6,021,762
Series 2024-14A, Class A, (3-mo. CME Term SOFR + 1.30%), 5.16%, 01/22/38		2,000	2,006,578
Silver Point CLO Ltd.(a)(b)
Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.63%), 5.53%, 04/15/37		1,000	1,003,277
Series 2025-9A, Class A1, (3-mo. CME Term SOFR + 1.52%), 5.81%, 03/31/38		1,500	1,504,992
Sixth Street CLO XII Ltd., Series 2018-12A, Class BR2, (3-mo. CME Term SOFR + 1.60%), 5.37%, 01/17/39(a)(b)		1,000	1,002,422
Sixth Street CLO XIV Ltd., Series 2019-14A, Class BR2, (3-mo. CME Term SOFR + 1.50%), 5.37%, 01/20/38(a)(b)		1,750	1,754,341
Symphony CLO 36 Ltd., Series 2017-2A, Class A, (3- mo. CME Term SOFR + 1.41%), 5.31%, 01/16/31(a)(b)		57	57,026
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Asset-Backed Securities (continued)
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 5.29%, 01/15/34(a)(b)	USD	2,000	$ 2,000,621
Trestles CLO VII Ltd., Series 2024-7A, Class A1, (3-mo. CME Term SOFR + 1.38%), 5.24%, 10/25/37(a)(b)		1,388	1,392,657
Trimaran CAVU Ltd.(a)(b)
Series 2021-2A, Class B1, (3-mo. CME Term SOFR + 2.01%), 5.87%, 10/25/34		1,500	1,500,181
Series 2022-2A, Class AR, (3-mo. CME Term SOFR + 1.24%), 5.12%, 03/27/38		1,000	1,001,520
Warwick Capital CLO Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.40%), 5.28%, 07/20/37(a)(b)		1,000	1,003,828
Whitebox CLO II Ltd., Series 2020-2A, Class A1R2, (3-mo. CME Term SOFR + 1.38%), 5.25%, 10/24/37(a)(b)		1,500	1,505,305
Total Asset-Backed Securities — 13.9% (Cost: $146,587,488)			147,418,976

	Shares
Common Stocks
Entertainment — 0.0%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $5,212)(c)(d)(e)	415	46,480
Financial Services — 0.0%
Aimbridge Acquisition Co., Inc.(c)(d)	667	44,870
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(d)	99	82
Hotels, Restaurants & Leisure — 0.0%
Fortrex Equity(c)(d)	895	24,165
IT Services — 0.0%
Travelport LLC(c)(d)	25	73,467
Trading Companies & Distributors — 0.0%
TMK Hawk Midco Corp.(c)(d)	934	6,542
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(d)	13,720	241,631
Total Common Stocks — 0.0% (Cost: $439,472)		437,237

		Par (000)
Corporate Bonds
Advertising Agencies(b) — 0.8%
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28	USD	1,401	1,402,034
7.50%, 06/01/29(f)		380	377,322
7.88%, 04/01/30(f)		901	948,927
7.13%, 02/15/31		1,124	1,176,989
7.50%, 03/15/33		1,306	1,379,516
CMG Media Corp., 8.88%, 06/18/29		54	46,389
Lamar Media Corp., 5.38%, 11/01/33		269	267,237
Neptune Bidco U.S., Inc., 9.29%, 04/15/29		54	54,092
Security		Par (000)	Value
Advertising Agencies (continued)
Omnicom Group, Inc., 5.40%, 10/01/48(f)	USD	2,215	$ 2,050,948
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27		119	119,172
4.25%, 01/15/29(f)		373	363,260
4.63%, 03/15/30(f)		176	171,802
7.38%, 02/15/31		359	379,987
Stagwell Global LLC, 5.63%, 08/15/29		209	203,806
			8,941,481
Aerospace & Defense — 3.5%
AAR Escrow Issuer LLC, 6.75%, 03/15/29(b)		350	362,194
ATI, Inc.
5.88%, 12/01/27		253	253,297
7.25%, 08/15/30		657	694,105
5.13%, 10/01/31		656	656,440
Boeing Co.(f)
5.15%, 05/01/30		6,775	6,961,381
7.01%, 05/01/64		2,285	2,596,332
Bombardier, Inc.(b)
8.75%, 11/15/30		576	622,315
7.25%, 07/01/31		165	175,832
7.00%, 06/01/32(f)		362	382,504
6.75%, 06/15/33		436	460,846
Efesto Bidco SpA Efesto U.S. LLC, Series XR, 7.50%, 02/15/32(b)		1,270	1,282,840
General Dynamics Corp., 4.25%, 04/01/50(f)		1,260	1,062,790
Goat Holdco LLC, 6.75%, 02/01/32(b)		452	464,233
Moog, Inc., 4.25%, 12/15/27(b)		320	316,933
Northrop Grumman Corp.(f)
4.03%, 10/15/47		2,400	1,927,792
5.25%, 05/01/50		3,050	2,878,280
RTX Corp.(f)
4.63%, 11/16/48		2,805	2,443,530
3.13%, 07/01/50		3,545	2,385,819
6.40%, 03/15/54		1,100	1,210,511
TransDigm, Inc.(b)
6.75%, 08/15/28		1,695	1,724,859
6.38%, 03/01/29		2,462	2,538,984
6.63%, 03/01/32		1,240	1,290,120
6.00%, 01/15/33		1,068	1,093,066
6.38%, 05/31/33		876	898,887
6.25%, 01/31/34		250	259,420
6.75%, 01/31/34		1,763	1,836,489
			36,779,799
Air Freight & Logistics(b) — 0.0%
Rand Parent LLC, 8.50%, 02/15/30		311	324,016
Stonepeak Nile Parent LLC, 7.25%, 03/15/32		152	160,861
			484,877
Automobile Components — 0.6%
American Axle & Manufacturing, Inc.(b)
6.38%, 10/15/32		195	198,599
7.75%, 10/15/33		203	206,771
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.75%, 05/15/28		1,071	1,098,177
6.75%, 02/15/30		475	495,810
4.75%, 06/15/31	EUR	250	297,983
6.75%, 09/15/32	USD	879	911,516
Dana, Inc.
4.25%, 09/01/30		117	113,285

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Automobile Components (continued)
Dana, Inc. (continued)
4.50%, 02/15/32	USD	178	$ 170,864
Garrett Motion Holdings, Inc./Garrett LX I SARL, 7.75%, 05/31/32(b)		109	115,853
Goodyear Tire & Rubber Co.
5.00%, 07/15/29(f)		207	204,527
6.63%, 07/15/30		213	218,119
5.25%, 04/30/31		18	17,281
5.63%, 04/30/33		53	50,202
Motherson Global Investments BV, 5.63%, 07/11/29(g)		275	280,302
Qnity Electronics, Inc.(b)
5.75%, 08/15/32		360	368,081
6.25%, 08/15/33		279	289,198
SK On Co. Ltd., 5.38%, 05/11/26(g)		200	200,776
Tenneco, Inc., 8.00%, 11/17/28(b)		683	685,186
			5,922,530
Automobiles — 1.9%
Allison Transmission, Inc., 5.88%, 12/01/33(b)		206	209,000
Asbury Automotive Group, Inc.
4.50%, 03/01/28		221	220,365
5.00%, 02/15/32(b)		100	97,180
Carvana Co.(b)(h)
(11.00% Cash or 13.00% PIK), 9.00%, 06/01/30		1,010	1,059,071
(9.00% PIK), 9.00%, 06/01/31		1,999	2,255,306
Cougar JV Subsidiary LLC, 8.00%, 05/15/32(b)		264	282,235
Ford Motor Co.
3.25%, 02/12/32		171	150,680
6.10%, 08/19/32		3,129	3,224,013
General Motors Co.(f)
6.25%, 10/02/43		940	953,184
5.95%, 04/01/49		3,455	3,353,103
Global Auto Holdings Ltd./AAG FH U.K. Ltd., 11.50%, 08/15/29(b)		200	209,439
Group 1 Automotive, Inc., 6.38%, 01/15/30(b)		90	92,609
Hyundai Capital America(g)
5.50%, 03/30/26		200	200,645
2.38%, 10/15/27		200	194,040
Hyundai Capital Services, Inc., 5.13%, 02/05/29(g)		225	229,592
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27		500	494,123
LCM Investments Holdings II LLC(b)(f)
4.88%, 05/01/29		406	399,996
8.25%, 08/01/31		320	338,462
Lithia Motors, Inc., 5.50%, 10/01/30(b)		223	223,886
Nissan Motor Acceptance Co. LLC
6.95%, 09/15/26(b)(f)		3,265	3,300,933
6.95%, 09/15/26(g)		75	75,825
7.05%, 09/15/28		150	155,135
6.13%, 09/30/30(b)		575	575,080
Nissan Motor Co. Ltd.
4.81%, 09/17/30		200	188,500
7.75%, 07/17/32(b)		266	282,548
6.38%, 07/17/33(b)	EUR	190	228,999
8.13%, 07/17/35(b)	USD	789	838,409
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC, 10.00%, 01/15/31(b)		301	295,901
TML Holdings Pte. Ltd., 4.35%, 06/09/26(g)		200	198,900
			20,327,159
Banks — 5.7%
ABQ Finance Ltd., 4.95%, 03/25/30(g)		250	255,220
Security		Par (000)	Value
Banks (continued)
Abu Dhabi Commercial Bank PJSC, 3.50%, 03/31/27(g)	USD	212	$ 210,279
Agricultural Bank of China Ltd., 1.25%, 01/19/26(g)		200	199,720
Al Rajhi Sukuk Ltd., (5-year CMT + 2.00%), 5.65%, 03/16/36(a)(g)		200	201,578
ANB Tier 1 Sukuk Co. Ltd., (5-year CMT + 2.60%), 6.40%(a)(g)(i)		200	201,752
Australia & New Zealand Banking Group Ltd.(a)
(1-day SOFR + 0.68%), 4.64%, 07/16/27(g)		200	200,994
(5-year CMT + 1.70%), 2.57%, 11/25/35(b)(f)		5,445	4,896,476
Bangkok Bank PCL(g)
4.45%, 09/19/28		200	201,538
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)		200	189,762
Bank Mandiri Persero Tbk PT, 5.50%, 04/04/26(g)		200	200,622
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(g)		200	198,250
Bank of China Ltd., 1.40%, 04/28/26(g)		200	198,196
Bank of East Asia Ltd.(a)(g)
(1-year CMT + 2.30%), 6.63%, 03/13/27		250	250,915
(5-year CMT + 2.30%), 4.88%, 04/22/32		750	749,475
BPCE SA, (1-day SOFR + 2.61%), 6.92%, 01/14/46(a)(b)		3,095	3,302,099
BSF Finance, (5-year CMT + 2.00%), 5.76%, 09/03/35(a)(g)		400	399,540
China CITIC Bank International Ltd., (5-year CMT + 1.65%), 6.00%, 12/05/33(a)(g)		250	261,137
First Abu Dhabi Bank PJSC, 5.00%, 02/28/29(g)		200	205,188
Intesa Sanpaolo SpA, 5.71%, 01/15/26(b)		9,840	9,844,739
Kasikornbank PCL/Hong Kong, (5-year CMT + 1.70%), 3.34%, 10/02/31(a)(g)		468	462,080
KeyCorp, (1-day SOFR Index + 2.42%), 6.40%, 03/06/35(a)		1,995	2,166,960
KODIT Global Co. Ltd., Series 2023-1, 4.95%, 05/25/26(g)		200	200,504
Kookmin Bank, 5.25%, 05/08/29(g)		200	207,310
Macquarie Bank Ltd., 6.80%, 01/18/33(b)(f)		5,110	5,583,886
Metropolitan Bank & Trust Co.(g)
5.38%, 03/06/29		320	329,500
5.50%, 03/06/34		275	286,172
Nanyang Commercial Bank Ltd., (5-year CMT + 2.10%), 6.00%, 08/06/34(a)(g)		250	257,523
NongHyup Bank, 4.00%, 01/06/26(g)		200	199,960
Philippine National Bank, 4.85%, 10/23/29(g)		200	202,500
Riyad Sukuk Ltd., (5-year CMT + 2.25%), 6.21%, 07/14/35(a)(g)		400	408,800
Saudi Awwal Bank, (5-year CMT + 2.20%), 5.95%, 09/04/35(a)(g)		200	202,500
Shinhan Financial Group Co. Ltd., 1.35%, 01/10/26(g)		200	199,840
Standard Chartered PLC(a)(g)
(1-day SOFR + 1.68%), 5.49%, 05/13/31		400	408,180
(1-year CMT + 2.10%), 6.10%, 01/11/35		200	213,968
Toronto-Dominion Bank, (5-year CMT + 2.98%), 7.25%, 07/31/84(a)		8,570	9,002,108
Truist Financial Corp., (1-day SOFR + 2.05%), 6.05%, 06/08/27(a)		9,310	9,384,911
United Overseas Bank Ltd., 1.25%, 04/14/26(g)		200	198,412
Walker & Dunlop, Inc., 6.63%, 04/01/33(b)		192	196,977
Wells Fargo & Co.(f)
5.61%, 01/15/44		4,119	4,081,107
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Banks (continued)
Wells Fargo & Co.(f) (continued)
(1-day SOFR + 1.51%), 3.53%, 03/24/28(a)	USD	4,075	$ 4,048,508
Westpac Banking Corp., (1-day SOFR + 0.81%), 4.77%, 04/16/29(a)		200	201,481
			60,610,667
Beverages(f) — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		5,712	5,282,968
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		5,000	4,989,055
			10,272,023
Biotechnology — 0.6%
Baxalta, Inc., 5.25%, 06/23/45(f)		6,000	5,726,296
Genmab AS(b)
6.25%, 12/15/32		228	233,665
7.25%, 12/15/33		561	589,281
			6,549,242
Building Materials(b) — 1.2%
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/33		286	301,345
Builders FirstSource, Inc.
6.38%, 03/01/34		209	216,092
6.75%, 05/15/35		224	234,195
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/30		4,324	4,503,498
6.75%, 07/15/31		321	338,338
Jeld-Wen, Inc.
4.88%, 12/15/27		345	301,120
7.00%, 09/01/32(f)		255	175,205
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		163	162,864
9.75%, 07/15/28		93	93,697
Quikrete Holdings, Inc.
6.38%, 03/01/32		1,724	1,794,477
6.75%, 03/01/33		395	412,495
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28		245	246,132
8.88%, 11/15/31		6	6,418
Standard Building Solutions, Inc.
6.50%, 08/15/32		861	886,422
6.25%, 08/01/33		807	824,380
5.88%, 03/15/34		358	359,047
Standard Industries, Inc.
4.38%, 07/15/30		1,443	1,392,070
3.38%, 01/15/31		393	360,057
Wilsonart LLC, 11.00%, 08/15/32		426	380,666
			12,988,518
Building Products(b) — 0.3%
QXO Building Products, Inc., 6.75%, 04/30/32		1,156	1,207,348
White Cap Supply Holdings LLC, 7.38%, 11/15/30		1,983	2,051,262
			3,258,610
Capital Markets — 1.3%
ARES Strategic Income Fund, 5.45%, 09/09/28(b)(f)		4,275	4,310,734
Blue Owl Capital Corp., 6.20%, 07/15/30(f)		703	711,832
CFAMC II Co. Ltd., 4.63%, 06/03/26(g)		200	200,004
China Ping An Insurance Overseas Holdings Ltd., 6.13%, 05/16/34(g)		200	215,004
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)		460	426,784
Security		Par (000)	Value
Capital Markets (continued)
Focus Financial Partners LLC, 6.75%, 09/15/31(b)	USD	336	$ 345,448
Gaci First Investment Co., 5.25%, 10/13/32(g)		200	205,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/27		2,670	2,633,301
9.75%, 01/15/29		274	273,162
4.38%, 02/01/29(f)		252	217,423
10.00%, 11/15/29(b)		110	109,922
Jane Street Group/JSG Finance, Inc.(b)
6.13%, 11/01/32		100	101,756
6.75%, 05/01/33		441	460,314
Nomura Holdings, Inc., (5-year CMT + 1.30%), 5.04%, 06/10/36(a)		400	395,290
Osaic Holdings, Inc.(b)
6.75%, 08/01/32		164	171,318
8.00%, 08/01/33		272	282,797
State Street Corp., (1-day SOFR + 1.72%), 5.82%, 11/04/28(a)(f)		2,925	3,023,782
			14,084,621
Chemicals — 2.9%
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(b)		534	563,165
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		940	903,589
Celanese U.S. Holdings LLC
7.00%, 02/15/31		33	33,788
6.75%, 04/15/33(f)		241	239,736
7.38%, 02/15/34		274	278,376
Chemours Co.
5.38%, 05/15/27		484	485,175
5.75%, 11/15/28(b)		1,070	1,040,586
8.00%, 01/15/33(b)		190	183,941
DuPont de Nemours, Inc., 5.42%, 11/15/48(f)		7,500	7,132,263
Element Solutions, Inc., 3.88%, 09/01/28(b)		3,039	2,970,464
GC Treasury Center Co. Ltd., 2.98%, 03/18/31(g)		200	181,656
Herens Holdco SARL, 4.75%, 05/15/28(b)		200	173,655
Ingevity Corp., 3.88%, 11/01/28(b)		100	97,371
Inversion Escrow Issuer LLC, 6.75%, 08/01/32(b)		400	398,455
Kraton Corp., 5.00%, 07/15/27		200	202,902
LG Chem Ltd., 2.38%, 07/07/31(g)		200	178,000
LYB Finance Co. BV, 8.10%, 03/15/27(b)		6,000	6,257,434
Mativ Holdings, Inc., 8.00%, 10/01/29(b)		126	127,263
Methanex U.S. Operations, Inc., 6.25%, 03/15/32(b)		274	282,130
Olympus Water U.S. Holding Corp.(b)
6.25%, 10/01/29(f)		200	194,617
7.25%, 06/15/31		970	992,318
7.25%, 02/15/33		1,596	1,603,887
Perimeter Holdings LLC, 01/15/34(b)(j)		676	671,558
SK Invictus Intermediate II SARL, 5.00%, 10/30/29(b)		1,061	1,050,599
Solstice Advanced Materials, Inc., 5.63%, 09/30/33(b)		533	537,687
WR Grace Holdings LLC(b)
4.88%, 06/15/27		198	197,389
5.63%, 08/15/29(f)		2,729	2,597,696
7.38%, 03/01/31		297	304,138
6.63%, 08/15/32		616	623,866
			30,503,704
Commercial Services & Supplies — 2.6%
ADT Security Corp.(b)
4.88%, 07/15/32		413	400,022
5.88%, 10/15/33		583	590,225
Albion Financing 1 SARL/Aggreko Holdings, Inc., 7.00%, 05/21/30(b)		617	643,970

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
Allied Universal Holdco LLC, 7.88%, 02/15/31(b)	USD	3,021	$ 3,183,768
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.00%, 06/01/29(f)		800	791,722
6.88%, 06/15/30		1,102	1,147,376
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)		2,672	2,631,933
Belron U.K. Finance PLC, 5.75%, 10/15/29(b)		1,030	1,051,826
Brink’ s Co.(b)
6.50%, 06/15/29		225	232,964
6.75%, 06/15/32		340	354,292
Deluxe Corp., 8.13%, 09/15/29(b)		164	172,771
FTAI Aviation Investors LLC(b)
5.50%, 05/01/28		1,350	1,351,181
7.88%, 12/01/30		909	966,634
7.00%, 05/01/31		1,515	1,595,428
7.00%, 06/15/32(f)		799	839,951
5.88%, 04/15/33		585	594,466
Garda World Security Corp.(b)
7.75%, 02/15/28		606	619,694
6.00%, 06/01/29		89	87,282
8.25%, 08/01/32		765	777,488
8.38%, 11/15/32		1,252	1,275,304
Herc Holdings, Inc.(b)
6.63%, 06/15/29(f)		199	206,582
7.00%, 06/15/30		503	529,372
5.75%, 03/15/31		189	191,805
7.25%, 06/15/33		255	270,398
6.00%, 03/15/34		195	197,599
Hertz Corp., 12.63%, 07/15/29(b)		191	192,655
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26(b)		2	2,001
RR Donnelley & Sons Co., 9.50%, 08/01/29(b)		788	812,034
Sabre Financial Borrower LLC, 11.13%, 06/15/29(b)		599	606,989
Service Corp. International
5.13%, 06/01/29		468	471,089
3.38%, 08/15/30		1,331	1,244,616
4.00%, 05/15/31		364	347,914
5.75%, 10/15/32		1,280	1,302,707
Sotheby’ s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)		682	634,528
United Rentals North America, Inc., 5.38%, 11/15/33(b)		696	695,507
Veritiv Operating Co., 10.50%, 11/30/30(b)		216	232,246
Wand NewCo 3, Inc., 7.63%, 01/30/32(b)		720	761,994
			28,008,333
Communications Equipment(b) — 0.1%
CommScope LLC, 4.75%, 09/01/29(f)		983	981,614
Viavi Solutions, Inc., 3.75%, 10/01/29		227	217,267
			1,198,881
Construction & Engineering — 0.4%
AECOM, 6.00%, 08/01/33(b)		906	928,523
Arcosa, Inc., 6.88%, 08/15/32(b)		76	80,114
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)		1,967	1,928,923
Dycom Industries, Inc., 4.50%, 04/15/29(b)		26	25,683
Hanwha Futureproof Corp., 4.75%, 04/30/28		375	381,964
IRB Infrastructure Developers Ltd., 7.11%, 03/11/32(g)		200	206,750
Signature Aviation U.S. Holdings, Inc., 4.00%, 03/01/28(b)		541	497,720
Security		Par (000)	Value
Construction & Engineering (continued)
Summit Digitel Infrastructure Ltd., 2.88%, 08/12/31(g)	USD	200	$ 181,432
Weekley Homes LLC / Weekley Finance Corp., 6.75%, 01/15/34(b)		214	216,681
			4,447,790
Consumer Discretionary(b) — 0.4%
Clarivate Science Holdings Corp.
3.88%, 07/01/28		1,831	1,777,541
4.88%, 07/01/29(f)		1,060	1,002,241
Raven Acquisition Holdings LLC, 6.88%, 11/15/31		310	319,406
Williams Scotsman, Inc.
4.63%, 08/15/28		269	268,175
6.63%, 06/15/29		35	36,151
6.63%, 04/15/30		409	422,738
7.38%, 10/01/31		436	455,486
			4,281,738
Consumer Finance — 1.9%
Block, Inc.
2.75%, 06/01/26		694	689,856
5.63%, 08/15/30(b)		443	452,003
6.50%, 05/15/32		2,803	2,914,728
6.00%, 08/15/33(b)		555	569,768
Boost Newco Borrower LLC, 7.50%, 01/15/31(b)(k)		1,170	1,243,535
Bread Financial Holdings, Inc., (5-year CMT + 4.30%), 8.38%, 06/15/35(a)(b)		54	55,827
Global Payments, Inc., 5.95%, 08/15/52(f)		4,547	4,343,527
Hyundai Card Co. Ltd., 5.75%, 04/24/29(g)		345	357,534
ION Platform Finance U.S., Inc., 7.88%, 09/30/32(b)		1,398	1,326,503
Muthoot Finance Ltd.(g)
7.13%, 02/14/28		475	485,984
6.38%, 03/02/30		825	838,664
Navient Corp.
9.38%, 07/25/30		83	92,239
7.88%, 06/15/32		183	191,453
OneMain Finance Corp.
6.63%, 05/15/29		429	444,334
5.38%, 11/15/29		1,224	1,224,827
7.88%, 03/15/30		388	410,237
6.13%, 05/15/30		422	430,266
4.00%, 09/15/30		109	102,172
7.50%, 05/15/31		115	120,997
7.13%, 11/15/31		139	145,093
6.75%, 03/15/32(f)		423	434,385
7.13%, 09/15/32		281	291,937
6.50%, 03/15/33		550	554,758
Shift4 Payments, Inc.(b)
6.75%, 08/15/32		1,341	1,384,572
5.50%, 05/15/33	EUR	350	421,224
WEX, Inc., 6.50%, 03/15/33(b)	USD	452	462,695
			19,989,118
Consumer Staples Distribution & Retail — 1.1%
Albertsons Cos, Inc.(b)
5.50%, 03/31/31		212	214,235
6.25%, 03/15/33(f)		240	246,715
5.75%, 03/31/34		366	367,480
Boots Group Finco LP(b)
5.38%, 08/31/32	EUR	465	564,683
7.38%, 08/31/32	GBP	205	285,773
CK Hutchison International 21 Ltd., 2.50%, 04/15/31(g)	USD	200	182,776
CK Hutchison International 23 Ltd.(g)
4.75%, 04/21/28		400	406,084
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Staples Distribution & Retail (continued)
CK Hutchison International 23 Ltd.(g) (continued)
4.88%, 04/21/33	USD	400	$ 405,084
CK Hutchison International 24 Ltd., 5.50%, 04/26/34(g)		200	209,526
KeHE Distributors LLC/KeHE Finance Corp./NextWave Distribution, Inc., 9.00%, 02/15/29(b)		214	224,636
Performance Food Group, Inc.(b)
4.25%, 08/01/29		851	832,008
6.13%, 09/15/32		712	734,006
U.S. Foods, Inc.(b)
6.88%, 09/15/28		132	136,551
4.75%, 02/15/29		595	591,659
7.25%, 01/15/32		338	355,280
United Natural Foods, Inc., 6.75%, 10/15/28(b)		336	336,316
Walmart, Inc., 5.25%, 09/01/35(f)		5,150	5,448,730
			11,541,542
Containers & Packaging — 3.1%
Ardagh Group SA
9.50%, 12/01/30(b)		661	717,039
(4.50% Cash + 7.50% PIK), 12.00%, 12/01/30(g)(h)	EUR	304	327,536
(5.50% Cash + 6.50% PIK), 12.00%, 12/01/30(b)(h)	USD	900	822,375
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.25%, 01/30/31(b)		406	415,247
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b)
3.25%, 09/01/28		200	192,297
4.00%, 09/01/29(f)		2,600	2,447,603
Ball Corp.
3.13%, 09/15/31(f)		234	215,354
4.25%, 07/01/32	EUR	185	222,491
5.50%, 09/15/33(f)	USD	255	259,945
Clydesdale Acquisition Holdings, Inc.(b)
6.63%, 04/15/29		287	292,008
6.88%, 01/15/30		666	682,650
6.75%, 04/15/32		839	862,722
Crown Americas LLC, 5.88%, 06/01/33(b)		753	770,168
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		224	223,171
International Paper Co.(f)
8.70%, 06/15/38		4,000	5,000,168
7.30%, 11/15/39		10,000	11,663,802
LABL, Inc.(b)
5.88%, 11/01/28		428	268,199
9.50%, 11/01/28		771	486,479
8.63%, 10/01/31		433	230,294
Magnera Corp., 7.25%, 11/15/31(b)		183	179,644
Mauser Packaging Solutions Holding Co.(b)
7.88%, 04/15/30		5,124	5,083,573
9.25%, 04/15/30		207	198,720
OI European Group BV, 6.25%, 05/15/28(b)	EUR	175	211,577
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/27(b)	USD	59	59,209
Sealed Air Corp.(b)
4.00%, 12/01/27		205	203,937
5.00%, 04/15/29		86	86,566
6.50%, 07/15/32		89	92,327
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28(b)		121	123,010
Silgan Holdings, Inc., 4.25%, 02/15/31(b)	EUR	390	464,513
Security		Par (000)	Value
Containers & Packaging (continued)
Trivium Packaging Finance BV(b)
6.63%, 07/15/30	EUR	110	$ 136,121
8.25%, 07/15/30	USD	180	192,957
12.25%, 01/15/31		200	217,007
			33,348,709
Distributors(b) — 0.1%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29		6	5,782
Gates Corp., 6.88%, 07/01/29		419	435,123
Resideo Funding, Inc.
4.00%, 09/01/29		97	93,489
6.50%, 07/15/32(f)		497	508,696
			1,043,090
Diversified REITs — 2.2%
American Tower Corp., 3.60%, 01/15/28		4,000	3,962,382
Crown Castle, Inc.(f)
3.65%, 09/01/27		8,000	7,936,341
4.15%, 07/01/50		820	637,573
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		725	655,950
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)		403	384,730
Iron Mountain, Inc.(b)
4.88%, 09/15/27(f)		606	605,384
5.25%, 07/15/30		32	31,613
5.63%, 07/15/32		493	485,246
6.25%, 01/15/33		326	328,728
4.75%, 01/15/34	EUR	700	799,955
Millrose Properties, Inc.(b)
6.38%, 08/01/30	USD	704	720,350
6.25%, 09/15/32		357	360,207
SBA Communications Corp., 3.13%, 02/01/29(f)		3,003	2,872,505
VICI Properties LP, 5.13%, 05/15/32		3,155	3,176,827
			22,957,791
Diversified Telecommunication Services — 7.5%
AT&T, Inc.
4.65%, 06/01/44		28	24,242
4.35%, 06/15/45		95	78,384
3.50%, 09/15/53(f)		15,960	10,680,818
Connect Finco SARL/Connect U.S. Finco LLC, 9.00%, 09/15/29(b)		317	336,254
EchoStar Corp.
(6.75% Cash or 6.75% PIK), 6.75%, 11/30/30(h)		2,631	2,695,165
10.75%, 11/30/29		1,571	1,736,914
Fibercop SpA, 6.00%, 09/30/34(b)		600	568,407
Frontier Communications Holdings LLC
5.88%, 10/15/27(b)		68	68,220
5.00%, 05/01/28(b)		640	641,101
6.75%, 05/01/29(b)		146	147,106
5.88%, 11/01/29		268	271,025
6.00%, 01/15/30(b)		358	364,071
8.75%, 05/15/30(b)		2,617	2,732,830
8.63%, 03/15/31(b)		395	415,612
Globe Telecom, Inc., (5-year CMT + 5.53%), 4.20%(a)(g)(i)		700	695,226
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(g)		200	198,738
Iliad Holding SAS(b)
7.00%, 10/15/28		735	744,139
8.50%, 04/15/31		925	995,530

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Iliad Holding SAS(b) (continued)
7.00%, 04/15/32	USD	364	$ 375,158
Level 3 Financing, Inc.(b)
3.63%, 01/15/29		80	73,833
4.88%, 06/15/29		1,402	1,363,931
6.88%, 06/30/33		2,536	2,595,545
7.00%, 03/31/34		2,404	2,477,495
Lumen Technologies, Inc.(b)
4.13%, 04/15/29		368	364,907
4.13%, 04/15/30		369	366,024
10.00%, 10/15/32		283	284,052
NTT Finance Corp., 3.68%, 07/16/33(g)	EUR	175	206,797
Sable International Finance Ltd., 7.13%, 10/15/32(b)	USD	639	647,786
Sprint Capital Corp.
6.88%, 11/15/28		3,063	3,286,994
8.75%, 03/15/32		2,041	2,468,296
Telecom Italia Capital SA, 7.72%, 06/04/38		478	529,489
Telefonica Emisiones SA, 5.21%, 03/08/47(f)		5,000	4,402,013
Verizon Communications, Inc.(f)
6.40%, 09/15/33		9,475	10,439,903
6.55%, 09/15/43		13,225	14,527,425
5.01%, 04/15/49		6,998	6,281,657
Windstream Services LLC, 7.50%, 10/15/33(b)		452	463,349
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)		1,183	1,241,877
Zayo Group Holdings, Inc.(b)(h)
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30		3,122	2,965,557
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30		423	387,927
			79,143,797
Electric Utilities — 3.6%
Alpha Generation LLC, 6.75%, 10/15/32(b)(f)		336	347,824
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/32(b)		286	286,472
China Huaneng Group Hong Kong Treasury Management Holding Ltd., 1.60%, 01/20/26(g)		200	199,800
Chugoku Electric Power Co., Inc., 5.74%, 01/14/35(g)		200	209,503
Continuum Energy Aura Pte. Ltd., 9.50%, 02/24/27(g)		200	203,000
ContourGlobal Power Holdings SA, 6.75%, 02/28/30(b)		600	618,666
Emera, Inc., Series 16-A, (3-mo. SOFR US + 5.7%), 6.75%, 06/15/76(a)		7,500	7,534,327
FirstEnergy Corp., 2.65%, 03/01/30		73	68,064
Hokkaido Electric Power Co., Inc., 4.59%, 09/04/30(g)		400	402,062
Minejesa Capital BV, 4.63%, 08/10/30(g)		144	143,165
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		350	347,349
NextEra Energy Capital Holdings, Inc., (3-mo. SOFR US + 2.67%), 4.80%, 12/01/77(a)(f)		5,000	4,914,528
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42(f)		2,750	2,682,389
Pacific Gas and Electric Co., 4.20%, 06/01/41(f)		2,310	1,924,501
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)		150	147,943
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(g)
3.00%, 06/30/30		350	327,827
1.88%, 11/05/31	EUR	200	209,921
PG&E Corp., 5.25%, 07/01/30	USD	226	224,399
Progress Energy, Inc., 7.00%, 10/30/31(f)		12,000	13,466,884
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(g)		200	194,000
State Grid Overseas Investment BVI Ltd., 3.50%, 05/04/27(g)		200	199,280
Security		Par (000)	Value
Electric Utilities (continued)
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(g)	USD	200	$ 199,170
Vistra Operations Co. LLC(b)
5.63%, 02/15/27		812	812,353
5.00%, 07/31/27		23	23,053
7.75%, 10/15/31		718	760,489
6.88%, 04/15/32		420	442,436
XPLR Infrastructure Operating Partners LP(b)
8.38%, 01/15/31(f)		654	686,459
7.75%, 04/15/34		738	750,024
			38,325,888
Electronic Equipment, Instruments & Components(b) — 0.5%
Coherent Corp., 5.00%, 12/15/29(f)		487	485,352
Sensata Technologies, Inc.
4.38%, 02/15/30		2,150	2,099,905
3.75%, 02/15/31(f)		416	390,406
6.63%, 07/15/32		612	640,808
WESCO Distribution, Inc.
7.25%, 06/15/28		1,043	1,058,138
6.63%, 03/15/32		172	179,597
6.38%, 03/15/33		346	361,253
Zebra Technologies Corp., 6.50%, 06/01/32		166	171,598
			5,387,057
Energy Equipment & Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.25%, 04/01/28		21	21,120
6.63%, 09/01/32		672	693,071
Enerflex, Inc., 6.88%, 01/15/31(b)		123	125,760
Kodiak Gas Services LLC(b)
7.25%, 02/15/29(f)		757	787,546
6.50%, 10/01/33		408	416,655
6.75%, 10/01/35(f)		308	316,688
Oceaneering International, Inc., 6.00%, 02/01/28		101	102,134
Star Holding LLC, 8.75%, 08/01/31(b)		366	352,407
Tidewater, Inc., 9.13%, 07/15/30(b)		266	285,402
USA Compression Partners LP/USA Compression Finance Corp.(b)
7.13%, 03/15/29		526	544,469
6.25%, 10/01/33		724	732,681
Weatherford International Ltd., 6.75%, 10/15/33(b)		671	687,179
			5,065,112
Entertainment(b) — 0.1%
Brightstar Lottery PLC/ Brightstar Global Solutions Corp., 5.75%, 01/15/33		290	287,922
Flutter Treasury DAC, 6.38%, 04/29/29		224	231,236
Motion Bondco DAC, 6.63%, 11/15/27		204	198,080
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, 03/01/30		336	298,624
			1,015,862
Environmental, Maintenance & Security Service(b) — 0.5%
Clean Harbors, Inc.
5.13%, 07/15/29		1,142	1,143,118
6.38%, 02/01/31		100	102,912
GFL Environmental, Inc.
4.00%, 08/01/28		36	35,510
4.75%, 06/15/29		379	378,229
4.38%, 08/15/29		629	618,513
6.75%, 01/15/31		653	685,109
Luna 15 SARL, (10.50% PIK), 10.50%, 07/01/32(h)	EUR	140	171,081
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Madison IAQ LLC, 5.88%, 06/30/29(f)	USD	939	$ 933,295
Reworld Holding Corp., 4.88%, 12/01/29		142	136,488
Waste Pro USA, Inc., 7.00%, 02/01/33		1,318	1,356,638
Wrangler Holdco Corp., 6.63%, 04/01/32		211	221,175
			5,782,068
Financial Services — 6.4%
Azorra Finance Ltd.(b)
7.75%, 04/15/30		223	235,544
7.25%, 01/15/31		147	154,031
Bank of America Corp.(a)(f)
(1-day SOFR + 1.83%), 4.57%, 04/27/33		9,380	9,357,017
(1-day SOFR + 1.99%), 6.20%, 11/10/28		3,090	3,210,855
BOC Aviation Ltd., 1.75%, 01/21/26(g)		200	199,778
BOC Aviation USA Corp., 5.25%, 01/14/30(g)		200	207,058
China Cinda 2020 I Management Ltd.(g)
3.25%, 01/28/27		200	197,946
3.00%, 03/18/27		200	197,078
CITIC Ltd., 3.70%, 06/14/26(g)		200	199,428
Citigroup, Inc.(f)
6.68%, 09/13/43		4,125	4,585,793
(1-day SOFR + 2.66%), 6.17%, 05/25/34(a)		2,740	2,909,840
CMB International Leasing Management Ltd., (1-day SOFR + 0.76%), 4.57%, 06/04/27(a)(g)		200	200,268
CrossCountry Intermediate HoldCo LLC(b)
6.50%, 10/01/30		294	299,879
6.75%, 12/01/32		152	154,467
CS Treasury Management Services P Ltd., 9.00%(b)(i)		107	102,589
Deutsche Bank AG, (1-day SOFR + 2.51%), 6.82%, 11/20/29(a)		3,975	4,238,511
Far East Horizon Ltd.(g)
6.63%, 04/16/27		290	296,073
5.88%, 03/05/28		200	202,938
Freedom Mortgage Holdings LLC(b)
9.25%, 02/01/29		235	246,479
6.88%, 05/01/31		160	160,096
9.13%, 05/15/31		407	437,141
8.38%, 04/01/32		245	257,903
GGAM Finance Ltd.(b)
8.00%, 06/15/28		202	213,912
6.88%, 04/15/29		462	479,180
5.88%, 03/15/30		286	289,933
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/27(b)		542	559,848
Goldman Sachs Group, Inc., (1-day SOFR + 1.85%), 3.62%, 03/15/28(a)		1,830	1,819,839
Golub Capital Private Credit Fund, 5.45%, 08/15/28(f)		7,840	7,888,773
HSBC Holdings PLC, (1-day SOFR + 1.57%), 5.40%, 05/13/31(a)		400	408,082
JIC Zhixin Ltd., 3.50%, 11/24/27(g)		200	199,000
JPMorgan Chase & Co., (1-day SOFR + 2.58%), 5.72%, 09/14/33(a)(f)		11,000	11,629,135
Manappuram Finance Ltd., 7.38%, 05/12/28(g)		200	203,500
Midcap Financial Issuer Trust(b)
6.50%, 05/01/28		200	199,650
5.63%, 01/15/30		600	561,996
Mitsubishi UFJ Financial Group, Inc., (1-day SOFR + 1.48%), 5.42%, 04/24/31(a)		400	407,173
Mizuho Financial Group, Inc., (1-day SOFR + 1.25%), 5.26%, 07/08/31(a)		275	277,980
Muangthai Capital PCL, 7.55%, 07/21/30(g)		475	491,179
OneMain Finance Corp., 6.75%, 09/15/33		528	534,668
Security		Par (000)	Value
Financial Services (continued)
PennyMac Financial Services, Inc.(b)
7.88%, 12/15/29(f)	USD	301	$ 320,278
7.13%, 11/15/30		307	322,727
6.88%, 05/15/32		262	274,286
6.75%, 02/15/34		212	219,150
Phoenix Aviation Capital Ltd., 9.25%, 07/15/30(b)		631	672,213
Piramal Capital & Housing Finance Ltd., 7.80%, 01/29/28(g)		200	204,125
Power Finance Corp. Ltd., 3.75%, 12/06/27(g)		200	197,798
Rocket Cos., Inc.(b)
6.50%, 08/01/29		682	703,406
6.13%, 08/01/30		1,844	1,906,104
6.38%, 08/01/33		1,292	1,347,064
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(b)
2.88%, 10/15/26(f)		121	119,235
3.88%, 03/01/31		157	149,086
4.00%, 10/15/33		45	41,809
Sammaan Capital Ltd., 7.50%, 10/16/30(g)		275	270,961
UniCredit SpA, (5-year CMT + 4.75%), 5.46%, 06/30/35(a)(b)		6,135	6,253,493
UWM Holdings LLC(b)
6.63%, 02/01/30		560	567,044
6.25%, 03/15/31		345	344,450
			68,127,789
Food Products — 1.7%
Aramark Services, Inc., 5.00%, 02/01/28(b)		225	224,967
B&G Foods, Inc., 8.00%, 09/15/28(b)		127	124,951
Chobani Holdco II LLC, (8.75% in Cash or 9.5% in PIK), 8.75%, 10/01/29(b)(h)		1,987	2,121,484
Chobani LLC/Chobani Finance Corp., Inc.(b)
4.63%, 11/15/28		640	640,118
7.63%, 07/01/29		1,660	1,731,583
Darling Global Finance BV, 4.50%, 07/15/32(b)	EUR	235	279,781
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(f)	USD	391	397,385
Fiesta Purchaser, Inc.(b)
7.88%, 03/01/31		28	29,201
9.63%, 09/15/32		119	124,714
General Mills, Inc., 4.20%, 04/17/28(f)		620	622,017
Kraft Heinz Foods Co.
4.25%, 03/01/31		68	67,245
5.00%, 07/15/35		214	213,124
7.13%, 08/01/39(b)(f)		4,415	4,994,738
4.63%, 10/01/39		100	91,327
5.00%, 06/04/42		12	11,011
4.38%, 06/01/46		158	130,527
5.50%, 06/01/50(f)		2,825	2,642,908
Lamb Weston Holdings, Inc.(b)
4.88%, 05/15/28		460	458,828
4.13%, 01/31/30(f)		515	498,168
4.38%, 01/31/32		643	612,571
Post Holdings, Inc.(b)
4.63%, 04/15/30(f)		434	422,614
4.50%, 09/15/31		72	68,259
6.25%, 02/15/32		158	162,341
6.38%, 03/01/33		113	114,130
6.25%, 10/15/34		139	139,772

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Food Products (continued)
Post Holdings, Inc.(b) (continued)
6.50%, 03/15/36	USD	466	$ 466,630
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		275	264,946
			17,655,340
Ground Transportation — 1.8%
BNSF Funding Trust I, (3-mo. SOFR US + 2.61%), 6.61%, 12/15/55(a)(f)		6,125	6,127,946
CSX Corp., 3.80%, 04/15/50(f)		770	585,375
Genesee & Wyoming, Inc., 6.25%, 04/15/32(b)		625	644,533
Norfolk Southern Corp., 6.00%, 03/15/2105(f)		12,700	11,912,998
Watco Cos. LLC/Watco Finance Corp., 7.13%, 08/01/32(b)		289	302,672
			19,573,524
Health Care Equipment & Supplies — 0.6%
Avantor Funding, Inc.(b)
4.63%, 07/15/28(f)		2,191	2,179,095
3.88%, 11/01/29		395	377,721
Bausch & Lomb Corp., 8.38%, 10/01/28(b)		1,975	2,061,406
Hologic, Inc., 3.25%, 02/15/29(b)		18	17,740
Insulet Corp., 6.50%, 04/01/33(b)		314	327,310
Medtronic, Inc., 4.63%, 03/15/45(f)		647	592,139
Neogen Food Safety Corp., 8.63%, 07/20/30(b)		288	307,156
			5,862,567
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc., 7.38%, 03/15/33(b)(f)		117	118,170
Aetna, Inc., 3.88%, 08/15/47		3,500	2,620,683
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		609	603,684
Charles River Laboratories International, Inc., 4.00%, 03/15/31(b)		68	64,430
CHS/Community Health Systems, Inc.(b)
6.00%, 01/15/29(f)		1,167	1,166,668
5.25%, 05/15/30(f)		852	800,192
4.75%, 02/15/31		642	571,948
10.88%, 01/15/32		437	476,959
9.75%, 01/15/34		1,206	1,266,696
Concentra Health Services, Inc., 6.88%, 07/15/32(b)		433	452,833
DaVita, Inc.(b)
6.88%, 09/01/32		129	134,285
6.75%, 07/15/33		75	77,767
Elevance Health, Inc., 4.55%, 03/01/48(f)		5,000	4,252,251
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)(f)		88	89,945
HAH Group Holding Co. LLC, 9.75%, 10/01/31(b)		186	174,906
HCA, Inc.
5.38%, 09/01/26		359	359,775
5.63%, 09/01/28		833	858,636
5.25%, 06/15/49		3,500	3,163,204
HealthEquity, Inc., 4.50%, 10/01/29(b)		1,134	1,114,036
IQVIA, Inc.(b)
5.00%, 10/15/26		354	353,799
5.00%, 05/15/27		200	199,945
6.25%, 06/01/32		1,163	1,215,240
LifePoint Health, Inc.(b)
9.88%, 08/15/30		184	198,112
11.00%, 10/15/30(f)		698	765,451
8.38%, 02/15/32		92	99,863
10.00%, 06/01/32(f)		446	473,689
Medline Borrower LP(b)
3.88%, 04/01/29		362	353,424
5.25%, 10/01/29		3,037	3,053,418
Security		Par (000)	Value
Health Care Providers & Services (continued)
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 04/01/29(b)	USD	915	$ 945,892
Molina Healthcare, Inc.(b)
6.50%, 02/15/31		474	486,812
6.25%, 01/15/33		163	166,173
Prime Healthcare Services, Inc., 9.38%, 09/01/29(b)		150	157,500
Sotera Health Holdings LLC, 7.38%, 06/01/31(b)		279	292,621
Star Parent, Inc., 9.00%, 10/01/30(b)		559	596,569
Surgery Center Holdings, Inc., 7.25%, 04/15/32(b)(f)		1,151	1,164,200
Teleflex, Inc., 4.25%, 06/01/28(b)(f)		637	627,207
Tenet Healthcare Corp.
6.13%, 06/15/30		243	248,660
6.75%, 05/15/31(f)		3,342	3,477,381
6.00%, 11/15/33(b)		710	731,012
U.S. Acute Care Solutions LLC, 9.75%, 05/15/29(b)(f)		360	362,669
UnitedHealth Group, Inc., 6.88%, 02/15/38(f)		10,000	11,562,175
			45,898,880
Health Care REITs(b) — 0.1%
Diversified Healthcare Trust, 7.25%, 10/15/30		173	176,890
MPT Operating Partnership LP/MPT Finance Corp., 8.50%, 02/15/32		1,071	1,143,757
			1,320,647
Hotel & Resort REITs — 0.6%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/30(b)		315	323,313
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/29(b)		159	162,744
RHP Hotel Properties LP/RHP Finance Corp.(b)
4.50%, 02/15/29(f)		1,704	1,687,030
6.50%, 04/01/32(f)		1,044	1,082,717
6.50%, 06/15/33		352	365,917
RLJ Lodging Trust LP, 4.00%, 09/15/29(b)		199	188,748
Service Properties Trust
0.00%, 09/30/27(b)(l)		340	307,243
8.63%, 11/15/31(b)		1,619	1,700,543
8.88%, 06/15/32(f)		625	616,533
XHR LP, 6.63%, 05/15/30(b)		154	158,941
			6,593,729
Hotels, Restaurants & Leisure — 3.6%
Acushnet Co., 5.63%, 12/01/33(b)		137	138,539
Boyne USA, Inc., 4.75%, 05/15/29(b)		611	602,645
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(b)
3.88%, 01/15/28		1,128	1,111,928
4.38%, 01/15/28		2,509	2,493,180
5.63%, 09/15/29		166	169,019
4.00%, 10/15/30		176	167,623
Caesars Entertainment, Inc.(b)
4.63%, 10/15/29(f)		110	105,516
7.00%, 02/15/30(f)		2,677	2,772,454
6.50%, 02/15/32		812	831,832
Carnival Corp.(b)
5.88%, 06/15/31		350	361,516
5.75%, 08/01/32		602	617,821
6.13%, 02/15/33		933	963,406
Carnival PLC, 4.13%, 07/15/31(b)	EUR	510	606,844
Champion Path Holdings Ltd.(g)
4.50%, 01/27/26	USD	500	497,755
4.85%, 01/27/28		500	487,655
Churchill Downs, Inc.(b)
4.75%, 01/15/28		730	727,286
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(b) (continued)
5.75%, 04/01/30	USD	1,506	$ 1,520,667
6.75%, 05/01/31		560	580,679
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29		821	797,382
6.75%, 01/15/30(f)		228	216,777
Fortune Star BVI Ltd., 6.80%, 09/09/29(g)		200	197,000
Great Canadian Gaming Corp./Raptor LLC, 8.75%, 11/15/29(b)		512	517,197
Haidilao International Holding Ltd., 2.15%, 01/14/26(g)		200	199,880
Hilton Domestic Operating Co., Inc.(b)
6.13%, 04/01/32		324	335,505
5.88%, 03/15/33		882	907,389
5.75%, 09/15/33		195	199,566
5.50%, 03/31/34		311	313,136
Las Vegas Sands Corp.
3.50%, 08/18/26		96	95,549
3.90%, 08/08/29		88	85,771
Light & Wonder International, Inc.(b)
7.25%, 11/15/29		218	223,900
7.50%, 09/01/31(f)		309	322,389
6.25%, 10/01/33		314	317,893
Lindblad Expeditions LLC, 7.00%, 09/15/30(b)		417	435,006
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		390	279,931
McDonald’s Corp., 4.20%, 04/01/50		480	386,786
Melco Resorts Finance Ltd.
5.75%, 07/21/28(g)		300	299,649
5.38%, 12/04/29(b)		586	579,050
7.63%, 04/17/32(b)		576	604,800
7.63%, 04/17/32(g)		200	210,000
Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, 02/15/31(b)		600	534,466
MGM China Holdings Ltd.
5.88%, 05/15/26(g)		200	200,496
7.13%, 06/26/31(b)		200	211,500
MGM Resorts International, 6.13%, 09/15/29		591	607,353
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		313	307,877
Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 04/15/30(b)		333	347,120
NCL Corp. Ltd.(b)
5.88%, 01/15/31		181	180,315
6.75%, 02/01/32		191	195,569
6.25%, 09/15/33		989	988,584
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		242	183,315
5.88%, 09/01/31		310	205,375
Rivers Enterprise Borrower LLC/Rivers Enterprise Finance Corp., 6.63%, 02/01/33(b)		221	225,938
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/30(b)		181	184,752
Sabre GLBL, Inc., 10.75%, 11/15/29(b)(f)		142	120,747
Starz Capital Holdings 1, Inc., 6.00%, 04/15/30(b)		388	370,540
Station Casinos LLC(b)
4.63%, 12/01/31		976	925,302
6.63%, 03/15/32		146	149,455
Studio City Co. Ltd., 7.00%, 02/15/27(g)		200	200,200
Studio City Finance Ltd.(g)
6.50%, 01/15/28		300	300,040
5.00%, 01/15/29		530	510,242
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Sunny Express Enterprises Corp., 2.95%, 03/01/27(g)	USD	200	$ 197,478
Vail Resorts, Inc.(b)
5.63%, 07/15/30		265	269,309
6.50%, 05/15/32		518	537,553
Viking Cruises Ltd.(b)
7.00%, 02/15/29		74	74,429
9.13%, 07/15/31		1,253	1,341,763
5.88%, 10/15/33		691	701,685
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		283	283,449
Voyager Parent LLC, 9.25%, 07/01/32(b)		396	420,204
Warnermedia Holdings, Inc., 5.05%, 03/15/42		154	108,378
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		3	3,012
Wynn Macau Ltd.
5.63%, 08/26/28(b)		1,701	1,697,632
5.13%, 12/15/29(b)		614	608,462
6.75%, 02/15/34(g)		350	354,921
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
5.13%, 10/01/29		1,236	1,243,323
7.13%, 02/15/31(f)		663	717,424
6.25%, 03/15/33		248	253,574
			38,042,703
Household Durables — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 08/01/33(b)		178	178,142
Beazer Homes USA, Inc., 5.88%, 10/15/27		72	72,171
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 02/15/30(b)		699	651,086
Century Communities, Inc., 6.63%, 09/15/33(b)		222	224,486
Dream Finders Homes, Inc., 8.25%, 08/15/28(b)		168	172,899
Empire Communities Corp., 9.75%, 05/01/29(b)		73	75,297
K Hovnanian Enterprises, Inc.(b)
8.00%, 04/01/31		383	390,877
8.38%, 10/01/33		418	424,809
Lennar Corp., 5.25%, 06/01/26(f)		890	890,686
LGI Homes, Inc.(b)
8.75%, 12/15/28		183	190,882
7.00%, 11/15/32		334	319,261
Mattamy Group Corp.(b)
4.63%, 03/01/30		427	414,532
6.00%, 12/15/33		87	86,227
Meritage Homes Corp., 1.75%, 05/15/28(m)		545	536,005
New Home Co., Inc.(b)
9.25%, 10/01/29		324	338,148
8.50%, 11/01/30		73	75,179
Newell Brands, Inc., 8.50%, 06/01/28(b)		224	234,876
PulteGroup, Inc.
5.00%, 01/15/27		55	55,406
7.88%, 06/15/32		56	65,645
Scotts Miracle-Gro Co.
4.50%, 10/15/29		45	44,152
4.00%, 04/01/31		250	235,216
4.38%, 02/01/32		187	175,547
Sekisui House Ltd., 5.10%, 10/23/34(g)		200	202,546
Somnigroup International, Inc.(b)
4.00%, 04/15/29		563	548,522
3.88%, 10/15/31		9	8,412
STL Holding Co. LLC, 8.75%, 02/15/29(b)		171	179,613

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Household Durables (continued)
Taylor Morrison Communities, Inc., 5.75%, 11/15/32(b)	USD	269	$ 276,772
Toll Brothers Finance Corp., 4.35%, 02/15/28		35	35,114
			7,102,508
Household Products — 0.0%
Central Garden & Pet Co., 4.13%, 10/15/30(f)		159	152,390
Independent Power and Renewable Electricity Producers — 1.3%
Alexander Funding Trust II, 7.47%, 07/31/28(b)		520	554,009
Calpine Corp.(b)
4.50%, 02/15/28		10	10,007
5.13%, 03/15/28		2,807	2,810,147
5.00%, 02/01/31		100	101,560
Clearway Energy Operating LLC(b)
4.75%, 03/15/28		592	590,710
3.75%, 01/15/32		255	231,776
Greenko Dutch BV, 3.85%, 03/29/26(g)		697	691,090
India Green Power Holdings, 4.00%, 02/22/27(g)		607	591,454
JERA Co., Inc., 3.67%, 04/14/27(g)		200	198,731
Lightning Power LLC, 7.25%, 08/15/32(b)		13	13,824
NRG Energy, Inc.(b)
5.75%, 07/15/29		555	552,283
6.00%, 02/01/33		1,028	1,048,353
5.75%, 01/15/34		778	785,912
6.25%, 11/01/34		1,193	1,225,229
6.00%, 01/15/36		2,075	2,102,480
ReNew Pvt Ltd., 5.88%, 03/05/27(g)		200	198,712
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28(g)		550	527,656
San Miguel Global Power Holdings Corp.(a)(g)(i)
(1-year CMT + 6.40%), 8.13%		200	202,312
(5-year CMT + 7.73%), 8.75%		200	205,875
Vistra Corp., (5-year CMT + 6.93%), 8.00%(a)(b)(i)		247	253,210
XPLR Infrastructure LP, 2.50%, 06/15/26(b)(m)		840	824,292
			13,719,622
Industrial Conglomerates(b) — 0.1%
Amsted Industries, Inc., 6.38%, 03/15/33		165	169,948
Avient Corp., 6.25%, 11/01/31		204	209,683
Axon Enterprise, Inc., 6.25%, 03/15/33		94	97,791
Enpro, Inc., 6.13%, 06/01/33		208	214,634
			692,056
Insurance — 6.6%
AIA Group Ltd., (5-year CMT + 1.76%), 2.70%(a)(g)(i)		200	198,625
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(b)
4.25%, 10/15/27		26	25,835
6.75%, 10/15/27(f)		222	223,304
6.75%, 04/15/28		356	362,470
5.88%, 11/01/29		2	1,998
7.00%, 01/15/31		1,283	1,331,081
7.38%, 10/01/32		1,033	1,071,086
Allstate Corp., Series B, (3-mo. CME Term SOFR + 3.20%), 7.05%, 08/15/53(a)		5,000	5,001,040
AmWINS Group, Inc.(b)
6.38%, 02/15/29		330	339,376
4.88%, 06/30/29		380	373,709
Amynta Agency Borrower, Inc. and Amynta Warranty Borrower, Inc., 7.50%, 07/15/33(b)		439	444,135
Aon Global Ltd., 4.25%, 12/12/42(f)		6,500	5,460,790
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, 7.88%, 11/01/29(b)		333	336,325
Security		Par (000)	Value
Insurance (continued)
Ardonagh Finco Ltd., 7.75%, 02/15/31(b)	USD	2,052	$ 2,151,224
Ardonagh Group Finance Ltd., 8.88%, 02/15/32(b)		1,967	2,044,313
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/32(b)		979	1,015,822
Farmers Exchange Capital II, (3-mo. CME Term SOFR + 4.01%), 6.15%, 11/01/53(a)(b)(f)		4,890	4,806,141
Fubon Life Singapore Pte. Ltd., 5.45%, 12/10/35(g)		400	406,468
FWD Group Holdings Ltd., 7.64%, 07/02/31(g)		400	443,996
Guoren Property & Casualty Insurance Co. Ltd., 3.35%, 06/01/26(g)		200	198,146
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC(b)
7.25%, 02/15/31		2,166	2,230,556
8.13%, 02/15/32		1,360	1,403,971
HUB International Ltd.(b)
7.25%, 06/15/30		4,769	5,007,093
7.38%, 01/31/32		5,400	5,667,592
Jones Deslauriers Insurance Management, Inc.(b)
8.50%, 03/15/30		816	855,256
6.88%, 10/01/33		456	440,310
Meiji Yasuda Life Insurance Co.(a)(g)
(5-year CMT + 2.91%), 6.10%, 06/11/55		600	622,477
(5-year CMT + 3.03%), 5.80%, 09/11/54		350	356,252
Nanshan Life Pte. Ltd.(g)
5.45%, 09/11/34		200	198,196
(5-year CMT + 1.85%), 5.88%, 03/17/41(a)		200	201,096
Nippon Life Insurance Co., (5-year CMT + 3.19%), 6.50%, 04/30/55(a)(b)(f)		7,195	7,747,497
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(b)(f)		12,000	12,752,293
Panther Escrow Issuer LLC, 7.13%, 06/01/31(b)		3,541	3,669,354
RLGH Finance Bermuda Ltd., 6.75%, 07/02/35(g)		275	291,880
Ryan Specialty LLC(b)
4.38%, 02/01/30		226	221,805
5.88%, 08/01/32		373	381,119
Tongyang Life Insurance Co. Ltd., (5-year CMT + 2.40%), 6.25%, 05/07/35(a)(g)		400	414,208
USI, Inc., 7.50%, 01/15/32(b)		851	891,915
			69,588,754
Interactive Media & Services — 2.3%
Baidu, Inc., 1.63%, 02/23/27		200	194,734
Beignet Investor LLC, 6.58%, 05/30/49(b)(f)		15,385	16,254,178
ION Platform Finance U.S., Inc.(b)
4.63%, 05/01/28		205	189,670
5.00%, 05/01/28		724	672,057
8.75%, 05/01/29		219	221,871
9.50%, 05/30/29		400	405,079
9.00%, 08/01/29		200	196,908
Netflix, Inc.
5.88%, 11/15/28(f)		1,698	1,785,241
5.38%, 11/15/29(b)(f)		2,007	2,092,120
4.88%, 06/15/30(b)		461	472,629
Prosus NV, 4.34%, 07/15/35(g)	EUR	150	176,721
Snap, Inc.(b)
6.88%, 03/01/33(f)	USD	503	521,231
6.88%, 03/15/34		348	358,309
Tencent Holdings Ltd.(g)
3.60%, 01/19/28		200	199,098
3.68%, 04/22/41(f)		200	169,430
			23,909,276
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Internet Software & Services — 0.6%
Alibaba Group Holding Ltd., 2.70%, 02/09/41	USD	200	$ 147,186
ANGI Group LLC, 3.88%, 08/15/28(b)		309	285,408
Booking Holdings, Inc., 3.55%, 03/15/28(f)		3,375	3,347,654
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		368	359,170
5.63%, 09/15/28		540	527,769
Getty Images, Inc.(b)
11.25%, 02/21/30		57	53,447
10.50%, 11/15/30		154	155,273
Match Group Holdings II LLC(b)
4.13%, 08/01/30		383	362,514
3.63%, 10/01/31(f)		279	256,008
6.13%, 09/15/33		444	449,317
Rakuten Group, Inc.
9.75%, 04/15/29(b)		522	583,836
9.75%, 04/15/29(g)		200	223,692
			6,751,274
IT Services — 0.4%
Amentum Holdings, Inc., 7.25%, 08/01/32(b)(f)		122	128,598
CACI International, Inc., 6.38%, 06/15/33(b)		440	455,259
Fair Isaac Corp.(b)
4.00%, 06/15/28		393	387,597
6.00%, 05/15/33		1,569	1,611,594
Fortress Intermediate 3, Inc., 7.50%, 06/01/31(b)(f)		570	594,761
Insight Enterprises, Inc., 6.63%, 05/15/32(b)		196	201,487
KBR, Inc., 4.75%, 09/30/28(b)		93	91,140
McAfee Corp., 7.38%, 02/15/30(b)(f)		324	282,553
Science Applications International Corp., 5.88%, 11/01/33(b)		303	307,163
Wipro IT Services LLC, 1.50%, 06/23/26(g)		200	197,416
			4,257,568
Leisure Products — 0.0%
Mattel, Inc., 3.75%, 04/01/29(b)		122	118,909
Machinery — 0.7%
BWX Technologies, Inc., 4.13%, 06/30/28(b)		70	68,921
Chart Industries, Inc.(b)
7.50%, 01/01/30		594	619,094
9.50%, 01/01/31		93	98,713
Esab Corp., 6.25%, 04/15/29(b)		405	416,428
GrafTech Global Enterprises, Inc., 9.88%, 12/23/29(b)(f)		200	174,000
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.00%, 02/15/29(b)(f)		736	771,865
Manitowoc Co., Inc., 9.25%, 10/01/31(b)		177	190,116
Regal Rexnord Corp., 6.40%, 04/15/33(f)		510	548,574
Terex Corp.(b)
5.00%, 05/15/29		399	397,643
6.25%, 10/15/32(f)		467	479,119
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)		3,002	3,002,705
Vertiv Group Corp., 4.13%, 11/15/28(b)		1,040	1,027,218
			7,794,396
Media — 6.1%
APLD ComputeCo LLC, 9.25%, 12/15/30(b)		268	262,881
Cable One, Inc.(m)
0.00%, 03/15/26(l)		136	133,960
1.13%, 03/15/28		79	64,290
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29(b)		131	129,522
6.38%, 09/01/29(b)		7,991	8,100,843
4.75%, 03/01/30(b)		160	152,808
4.50%, 08/15/30(b)(f)		113	106,391
Security		Par (000)	Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. (continued)
4.25%, 02/01/31(b)	USD	1,809	$ 1,662,200
4.75%, 02/01/32(b)		810	740,293
4.50%, 05/01/32		785	704,567
4.50%, 06/01/33(b)		805	704,664
4.25%, 01/15/34(b)(f)		1,252	1,064,543
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		479	494,355
6.48%, 10/23/45(f)		9,584	9,010,554
5.38%, 05/01/47		1,500	1,235,617
6.83%, 10/23/55		3,540	3,397,867
Cinemark USA, Inc., 7.00%, 08/01/32(b)		109	113,109
Cipher Compute LLC, 7.13%, 11/15/30(b)		723	736,363
Cox Communications, Inc., 8.38%, 03/01/39(b)		5,000	5,829,172
CSC Holdings LLC(b)
5.50%, 04/15/27		202	173,199
5.38%, 02/01/28		877	636,286
11.25%, 05/15/28		1,489	1,184,746
11.75%, 01/31/29		634	471,029
Directv Financing LLC, 8.88%, 02/01/30(b)		625	632,371
Directv Financing LLC/Directv Financing Co-Obligor, Inc.(b)
5.88%, 08/15/27		533	536,129
10.00%, 02/15/31		1,537	1,570,894
Discovery Communications LLC, 4.88%, 04/01/43		4,000	2,657,720
DISH DBS Corp.(b)
5.25%, 12/01/26		1,441	1,397,406
5.75%, 12/01/28		907	890,449
DISH Network Corp., 11.75%, 11/15/27(b)		2,210	2,300,124
Flash Compute LLC, 7.25%, 12/31/30(b)		723	716,321
Gray Media, Inc.(b)
10.50%, 07/15/29(f)		102	109,685
9.63%, 07/15/32		741	768,986
7.25%, 08/15/33		680	694,844
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		593	414,477
Live Nation Entertainment, Inc.(b)
4.75%, 10/15/27(f)		425	425,866
3.75%, 01/15/28		155	152,380
Midcontinent Communications, 8.00%, 08/15/32(b)		130	133,071
Neptune Bidco U.S., Inc., 10.38%, 05/15/31(b)		571	585,470
Paramount Global, 5.85%, 09/01/43		1,300	1,070,315
Sinclair Television Group, Inc., 8.13%, 02/15/33(b)		875	913,876
Sirius XM Radio LLC(b)
3.13%, 09/01/26		53	52,534
5.00%, 08/01/27		684	685,666
Sunrise FinCo I BV, 4.88%, 07/15/31(b)		768	731,520
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		1,000	993,649
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	3,590,994
Univision Communications, Inc.(b)
8.00%, 08/15/28		1,110	1,149,599
8.50%, 07/31/31		413	431,432
9.38%, 08/01/32		461	495,489
Versant Media Group, Inc., 7.25%, 01/30/31(b)		255	263,081
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		1,452	1,424,580

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Media (continued)
WULF Compute LLC, 7.75%, 10/15/30(b)	USD	1,103	$ 1,136,364
Ziggo BV, 4.88%, 01/15/30(b)		200	189,046
			64,223,597
Metals & Mining — 2.3%
ABJA Investment Co. Pte. Ltd., 5.45%, 01/24/28(g)		306	311,930
Advanced Drainage Systems, Inc., 6.38%, 06/15/30(b)		724	740,341
Arsenal AIC Parent LLC(b)
8.00%, 10/01/30		268	284,391
11.50%, 10/01/31		1,244	1,369,088
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		2,424	2,441,584
Carpenter Technology Corp., 5.63%, 03/01/34(b)		363	368,708
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26(g)		200	198,396
Cleveland-Cliffs, Inc., 6.88%, 11/01/29(b)		486	503,356
Commercial Metals Co.(b)
5.75%, 11/15/33		418	427,418
6.00%, 12/15/35		431	441,842
Constellium SE(b)
3.75%, 04/15/29		1,731	1,671,467
6.38%, 08/15/32		446	460,281
ERO Copper Corp., 6.50%, 02/15/30(b)		90	90,281
First Quantum Minerals Ltd.(b)
9.38%, 03/01/29		916	964,548
8.00%, 03/01/33		259	275,972
7.25%, 02/15/34		240	252,228
JSW Steel Ltd., 3.95%, 04/05/27(g)		500	492,812
Kaiser Aluminum Corp.(b)
4.50%, 06/01/31		1,099	1,061,770
5.88%, 03/01/34		544	545,707
New Gold, Inc., 6.88%, 04/01/32(b)		409	434,048
Novelis Corp.(b)
4.75%, 01/30/30(f)		2,401	2,316,149
6.88%, 01/30/30		597	619,896
3.88%, 08/15/31		1,056	962,505
6.38%, 08/15/33		869	880,967
Periama Holdings LLC, 5.95%, 04/19/26(g)		200	200,450
Southern Copper Corp., 5.88%, 04/23/45(f)		3,870	3,963,577
Steel Dynamics, Inc., 3.25%, 10/15/50		1,145	784,579
Vallourec SACA, 7.50%, 04/15/32(b)		404	428,960
Vedanta Resources Finance II PLC(g)
10.88%, 09/17/29		300	316,219
11.25%, 12/03/31		200	214,813
			24,024,283
Mortgage Real Estate Investment Trusts (REITs)(b) — 0.2%
Arbor Realty SR, Inc.
8.50%, 12/15/28		105	104,580
7.88%, 07/15/30		188	179,631
Blackstone Mortgage Trust, Inc., 3.75%, 01/15/27		368	364,207
Starwood Property Trust, Inc.
7.25%, 04/01/29		250	264,026
6.00%, 04/15/30		116	119,063
6.50%, 07/01/30		217	226,354
6.50%, 10/15/30		314	327,375
			1,585,236
Multi-Utilities — 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.50%, 06/01/30(b)		161	171,512
Security		Par (000)	Value
Oil, Gas & Consumable Fuels — 10.7%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)	USD	508	$ 532,219
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 01/15/28		127	127,243
5.38%, 06/15/29		1,095	1,095,028
6.63%, 02/01/32		417	431,630
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		161	204,669
6.63%, 07/15/33		221	228,745
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)
7.00%, 07/15/29		321	334,775
7.25%, 07/15/32		258	273,808
Buckeye Partners LP
6.88%, 07/01/29(b)		29	30,166
6.75%, 02/01/30(b)		116	121,771
5.85%, 11/15/43		383	359,169
5.60%, 10/15/44		191	173,114
Caturus Energy LLC, 8.50%, 02/15/30(b)		837	871,689
Chord Energy Corp., 6.75%, 03/15/33(b)		147	152,015
CITGO Petroleum Corp., 8.38%, 01/15/29(b)		733	762,191
Civitas Resources, Inc.(b)
8.38%, 07/01/28		187	192,683
8.75%, 07/01/31		487	505,214
CNOOC Finance 2014 ULC, Series 2014, 4.88%, 04/30/44		250	245,540
CNX Resources Corp., 7.25%, 03/01/32(b)		152	158,673
Comstock Resources, Inc.(b)
6.75%, 03/01/29		649	649,608
5.88%, 01/15/30		783	761,589
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)		2,468	2,441,638
Crescent Energy Finance LLC(b)
7.63%, 04/01/32(f)		118	114,404
7.38%, 01/15/33		361	342,572
8.38%, 01/15/34		54	53,640
DBR Land Holdings LLC, 6.25%, 12/01/30(b)		223	228,102
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.38%, 06/30/33(b)		378	385,730
Devon Energy Corp.
5.25%, 10/15/27		130	129,991
5.88%, 06/15/28		204	204,005
4.50%, 01/15/30		117	117,334
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(b)		73	77,332
Diamondback Energy, Inc.
3.50%, 12/01/29(f)		692	671,294
6.25%, 03/15/33		2,880	3,103,075
EG Global Finance PLC, 12.00%, 11/30/28(b)		418	454,317
Enbridge, Inc.
6.70%, 11/15/53(f)		5,595	6,142,518
(3-mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78(a)		5,000	5,056,745
Series 2016-A, (3-mo. CME Term SOFR + 4.15%), 6.00%, 01/15/77(a)		5,880	5,889,467
Energy Transfer LP
5.50%, 06/01/27(f)		406	412,557
7.38%, 02/01/31(b)		417	433,247
6.13%, 12/15/45(f)		3,579	3,513,202
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP (continued)
Series B, (3-mo. SOFR US + 4.42%), 6.63%(a)(i)	USD	5,000	$ 4,974,648
Series H, (5-year CMT + 5.69%), 6.50%(a)(i)		121	121,533
Enterprise Products Operating LLC
4.90%, 05/15/46(f)		5,375	4,859,899
Series E, (3-mo. CME Term SOFR + 3.29%), 5.25%, 08/16/77(a)		4,800	4,791,784
EQT Corp.
6.38%, 04/01/29(f)		481	497,730
7.50%, 06/01/30		141	155,096
4.75%, 01/15/31		802	807,264
Exxon Mobil Corp., 3.45%, 04/15/51(f)		3,890	2,789,569
Genesis Energy LP/Genesis Energy Finance Corp.
7.75%, 02/01/28		393	394,618
8.00%, 05/15/33		11	11,419
Global Partners LP/GLP Finance Corp., 7.13%, 07/01/33(b)		162	164,955
Gulfport Energy Operating Corp., 6.75%, 09/01/29(b)		243	250,941
Harvest Midstream I LP, 7.50%, 05/15/32(b)		158	164,697
Hess Midstream Operations LP(b)
6.50%, 06/01/29		393	405,851
4.25%, 02/15/30		144	140,844
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
6.25%, 11/01/28		238	239,351
5.75%, 02/01/29		199	196,885
6.00%, 04/15/30		32	31,095
6.25%, 04/15/32		20	18,828
8.38%, 11/01/33		287	293,043
6.88%, 05/15/34		321	300,780
7.25%, 02/15/35		108	102,640
Howard Midstream Energy Partners LLC(b)
7.38%, 07/15/32		37	39,041
6.63%, 01/15/34(f)		396	406,824
ITT Holdings LLC, 6.50%, 08/01/29(b)(f)		995	954,853
Kinder Morgan, Inc.
7.80%, 08/01/31		197	228,105
7.75%, 01/15/32(f)		4,586	5,319,389
Kinetik Holdings LP(b)
6.63%, 12/15/28		83	85,463
5.88%, 06/15/30		18	18,161
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.88%, 12/01/32(b)		187	192,194
Marathon Petroleum Corp., 5.13%, 12/15/26(f)		937	943,967
Matador Resources Co.(b)
6.88%, 04/15/28		274	279,997
6.50%, 04/15/32		437	443,190
Medco Laurel Tree Pte Ltd., 6.95%, 11/12/28(g)		400	401,228
MPLX LP
5.20%, 03/01/47(f)		3,500	3,127,620
4.70%, 04/15/48(f)		5,000	4,155,613
5.50%, 02/15/49(f)		2,640	2,424,321
5.65%, 03/01/53		885	820,701
Murphy Oil Corp., 5.88%, 12/01/42		47	40,409
Nabors Industries, Inc., 7.63%, 11/15/32(b)		165	162,175
NGL Energy Operating LLC/NGL Energy Finance Corp.(b)
8.13%, 02/15/29(f)		508	527,286
8.38%, 02/15/32		671	694,864
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,117	1,296,544
Noble Finance II LLC, 8.00%, 04/15/30(b)		93	96,619
Northern Oil & Gas, Inc., 7.88%, 10/15/33(b)		484	471,249
Northriver Midstream Finance LP, 6.75%, 07/15/32(b)		244	248,649
NuStar Logistics LP, 6.00%, 06/01/26		163	163,332
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp., 6.20%, 03/15/40	USD	568	$ 576,778
ONEOK, Inc., 4.85%, 07/15/26		35	35,066
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(b)		211	203,201
Permian Resources Operating LLC(b)
8.00%, 04/15/27		444	449,799
5.88%, 07/01/29		1,002	1,007,873
7.00%, 01/15/32(f)		321	334,590
6.25%, 02/01/33		781	801,123
Pertamina Hulu Energi PT, 5.25%, 05/21/30(g)		300	305,906
Pertamina Persero PT(g)
1.40%, 02/09/26		250	249,183
2.30%, 02/09/31		200	177,625
Petroleos Mexicanos, 6.70%, 02/16/32		695	693,005
Petronas Capital Ltd.(g)
2.48%, 01/28/32		200	179,518
4.50%, 03/18/45		200	178,308
Plains All American Pipeline LP, Series B, (3-mo. CME Term SOFR + 4.37%), 8.22%(a)(i)		2,215	2,221,284
Prairie Acquiror LP, 9.00%, 08/01/29(b)		269	279,605
Reliance Industries Ltd., 3.67%, 11/30/27(g)		300	297,282
Rockies Express Pipeline LLC, 6.88%, 04/15/40(b)		580	599,585
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26(f)		493	493,698
Sinopec Group Overseas Development 2018 Ltd., 2.30%, 01/08/31(g)		500	466,935
Sunoco LP(b)
5.63%, 03/15/31		159	160,165
6.63%, 08/15/32		297	305,262
6.25%, 07/01/33		337	345,195
5.88%, 03/15/34		161	160,986
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28		317	317,774
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
5.50%, 01/15/28		255	255,137
7.38%, 02/15/29		672	694,554
6.00%, 09/01/31		182	181,149
TGNR Intermediate Holdings LLC, 5.50%, 10/15/29(b)		398	394,112
TransMontaigne Partners LLC, 8.50%, 06/15/30(b)		75	75,719
Transocean International Ltd.(b)
8.25%, 05/15/29		137	138,076
8.75%, 02/15/30		180	188,083
8.50%, 05/15/31		203	201,077
7.88%, 10/15/32		219	228,724
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		94	95,903
Valaris Ltd., 8.38%, 04/30/30(b)		244	253,873
Venture Global LNG, Inc.(b)
9.50%, 02/01/29		1,853	1,920,592
7.00%, 01/15/30		40	38,497
8.38%, 06/01/31		685	681,182
9.88%, 02/01/32		1,037	1,071,296
Venture Global Plaquemines LNG LLC(b)
6.13%, 12/15/30		890	906,327
7.50%, 05/01/33		384	414,912
6.50%, 01/15/34		1,123	1,150,222
7.75%, 05/01/35		266	291,258
6.75%, 01/15/36		1,205	1,234,270
Vital Energy, Inc.
7.75%, 07/31/29(b)		154	153,708
9.75%, 10/15/30(f)		76	79,756
7.88%, 04/15/32(b)(f)		173	170,454
Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29(b)		396	399,732
Williams Cos., Inc.(f)
8.75%, 03/15/32		2,478	3,006,279

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.(f) (continued)
5.10%, 09/15/45	USD	5,075	$ 4,657,615
Woodside Finance Ltd., 3.70%, 09/15/26(g)		200	199,234
			113,159,460
Passenger Airlines — 0.4%
American Airlines, Inc., 8.50%, 05/15/29(b)(f)		372	389,072
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(b)		58	59,064
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		441	444,290
OneSky Flight LLC, 8.88%, 12/15/29(b)		264	282,516
Singapore Airlines Ltd., 3.00%, 07/20/26(g)		200	198,752
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)		641	626,976
United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/27(f)		2,309	2,367,185
			4,367,855
Personal Care Products — 0.1%
Opal Bidco SAS, 6.50%, 03/31/32(b)		417	427,099
Perrigo Finance Unlimited Co., 6.13%, 09/30/32		106	103,251
			530,350
Pharmaceuticals — 4.6%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)		5,253	5,463,209
AbbVie, Inc.(f)
4.75%, 03/15/45		5,485	4,993,949
4.70%, 05/14/45		3,255	2,943,588
Amneal Pharmaceuticals LLC, 6.88%, 08/01/32(b)		226	238,726
Bausch Health Cos., Inc.(b)
4.88%, 06/01/28		179	160,205
11.00%, 09/30/28		842	872,177
Bayer U.S. Finance LLC, 6.88%, 11/21/53(b)		715	771,803
CVS Health Corp.(f)
5.13%, 07/20/45		3,879	3,501,987
5.05%, 03/25/48		8,205	7,233,117
Eli Lilly & Co., 5.65%, 10/15/65		4,735	4,771,041
Merck & Co., Inc., 6.50%, 12/01/33(f)		6,420	7,257,437
Option Care Health, Inc., 4.38%, 10/31/29(b)		461	450,411
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28(b)		1,000	974,435
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)(f)		707	701,253
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(f)		8,270	7,556,484
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26		679	670,088
			48,559,910
Real Estate Management & Development — 0.7%
Aldar Properties PJSC, (5-year CMT + 2.04%), 6.62%, 04/15/55(a)(g)		250	261,027
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp.
7.00%, 04/15/30(b)		114	113,228
Series AI, 7.00%, 04/15/30		320	318,622
Anywhere Real Estate Group LLC/Realogy Co-Issuer Corp., 9.75%, 04/15/30(b)		171	185,582
AYC Finance Ltd., 3.90%(g)(i)		300	198,858
China Overseas Finance Cayman VII Ltd., 4.75%, 04/26/28(g)		200	201,720
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31(b)		216	230,708
Fantasia Holdings Group Co. Ltd., 7.95%, 07/05/22(d)(g)(n)		1,050	10,500
Security		Par (000)	Value
Real Estate Management & Development (continued)
Five Point Operating Co. LP, 8.00%, 10/01/30(b)	USD	109	$ 113,881
Howard Hughes Corp., 4.13%, 02/01/29(b)		176	171,030
New Metro Global Ltd., 4.50%, 05/02/26(g)		349	328,076
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(b)		4,485	4,365,940
Sinochem Offshore Capital Co. Ltd., 1.50%, 09/23/26(g)		200	195,926
Wharf REIC Finance BVI Ltd., 2.88%, 05/07/30(g)		200	187,386
Yango Justice International Ltd.(d)(g)(n)
8.25%, 11/25/23		200	250
7.50%, 04/15/24		200	250
			6,882,984
Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)		505	499,098
Semiconductors & Semiconductor Equipment — 2.2%
Amkor Technology, Inc., 5.88%, 10/01/33(b)		98	100,022
Broadcom, Inc., 5.00%, 04/15/30(f)		10,970	11,291,489
Entegris, Inc., 4.75%, 04/15/29(b)		2	2,004
Kioxia Holdings Corp., 6.63%, 07/24/33		349	362,917
Lam Research Corp., 4.88%, 03/15/49(f)		875	800,178
NVIDIA Corp.(f)
3.50%, 04/01/50		2,785	2,061,034
3.70%, 04/01/60		1,760	1,285,340
NXP BV/NXP Funding LLC/NXP USA, Inc.(f)
4.40%, 06/01/27		750	753,383
3.40%, 05/01/30		1,755	1,691,293
QUALCOMM, Inc.(f)
4.30%, 05/20/47		3,500	2,938,687
6.00%, 05/20/53		1,993	2,097,587
TSMC Global Ltd., 2.25%, 04/23/31(g)		250	226,788
			23,610,722
Software — 2.3%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)		3,919	3,907,206
Camelot Finance SA, 4.50%, 11/01/26(b)		189	187,713
Capstone Borrower, Inc., 8.00%, 06/15/30(b)		923	950,666
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(b)		101	87,781
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)		302	256,039
Cloud Software Group, Inc.(b)
6.50%, 03/31/29		1,674	1,695,909
9.00%, 09/30/29(f)		3,888	4,049,392
8.25%, 06/30/32		944	986,518
CoreLogic, Inc., 4.50%, 05/01/28(b)		1,488	1,457,742
CoreWeave, Inc., 9.25%, 06/01/30(b)(f)		438	407,240
Elastic NV, 4.13%, 07/15/29(b)		718	695,359
Ellucian Holdings, Inc., 6.50%, 12/01/29(b)		661	673,989
Oracle Corp.
3.95%, 03/25/51(f)		4,425	2,911,471
5.55%, 02/06/53		1,280	1,062,246
Playtika Holding Corp., 4.25%, 03/15/29(b)		114	102,231
PTC, Inc., 4.00%, 02/15/28(b)		365	359,515
Sabre GLBL, Inc., 10.75%, 03/15/30(b)(f)		376	309,262
SS&C Technologies, Inc., 6.50%, 06/01/32(b)		1,008	1,048,737
Twilio, Inc.
3.63%, 03/15/29		259	250,188
3.88%, 03/15/31		558	533,294
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
UKG, Inc., 6.88%, 02/01/31(b)	USD	1,949	$ 2,002,038
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)		345	325,576
			24,260,112
Specialty Retail(b) — 0.1%
Advance Auto Parts, Inc., 7.00%, 08/01/30		217	218,149
Ferrellgas LP / Ferrellgas Finance Corp., 9.25%, 01/15/31		220	226,586
Staples, Inc., 10.75%, 09/01/29		210	208,778
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		237	227,527
			881,040
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., 8.35%, 07/15/46(f)		1,005	1,274,864
Seagate Data Storage Technology Pte Ltd.(b)
8.25%, 12/15/29		589	624,597
8.50%, 07/15/31		701	745,277
Seagate Data Storage Technology Pte. Ltd., 5.88%, 07/15/30(b)		324	334,001
			2,978,739
Textiles, Apparel & Luxury Goods(b) — 0.3%
Beach Acquisition Bidco LLC
5.25%, 07/15/32	EUR	592	708,278
(10.00% Cash or 10.75% PIK), 10.00%, 07/15/33(h)	USD	1,071	1,182,151
Crocs, Inc., 4.13%, 08/15/31		244	225,412
Levi Strauss & Co.
4.00%, 08/15/30	EUR	155	184,985
3.50%, 03/01/31	USD	462	430,225
			2,731,051
Tobacco(f) — 2.1%
Altria Group, Inc., 10.20%, 02/06/39		13,392	18,699,386
BAT Capital Corp., 4.54%, 08/15/47		1,999	1,658,224
Reynolds American, Inc., 5.85%, 08/15/45		2,335	2,297,262
			22,654,872
Transportation Infrastructure — 0.5%
FedEx Corp., 5.25%, 05/15/50(f)		6,000	5,528,108
SF Holding Investment 2021 Ltd., 2.38%, 11/17/26(g)		200	197,000
			5,725,108
Utilities — 0.2%
TransAlta Corp., 5.88%, 02/01/34		269	270,859
VoltaGrid LLC, 7.38%, 11/01/30(b)		1,670	1,654,545
			1,925,404
Wireless Telecommunication Services — 1.1%
Altice France SA(b)
6.88%, 10/15/30		83	80,444
6.50%, 10/15/31		1,463	1,389,296
6.50%, 04/15/32		672	643,992
6.88%, 07/15/32		386	370,170
Digicel International Finance Ltd./Difl U.S. LLC, 8.63%, 08/01/32(b)		1,261	1,309,082
Level 3 Financing, Inc., 8.50%, 01/15/36(b)		1,705	1,745,890
T-Mobile USA, Inc.
4.75%, 02/01/28		1,013	1,013,397
2.63%, 02/15/29		438	418,065
3.38%, 04/15/29		676	658,844
2.88%, 02/15/31		235	218,120
3.50%, 04/15/31(f)		990	946,499
5.05%, 07/15/33(f)		2,000	2,040,903
Security		Par (000)	Value
Wireless Telecommunication Services (continued)
Vmed O2 U.K. Financing I PLC(b)
4.25%, 01/31/31	USD	400	$ 364,804
4.75%, 07/15/31		200	184,643
6.75%, 01/15/33		332	329,024
			11,713,173
Total Corporate Bonds — 110.4% (Cost: $1,166,732,896)			1,169,906,445
Fixed Rate Loan Interests
Distributors — 0.0%
TMK Hawk Parent Corp., 2024 PIK Term Loan, 11.00%, 12/15/31(c)(h)		2	—
IT Services — 0.0%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31		256	254,437
X Corp., 2025 Fixed Term Loan, 9.50%, 10/26/29		23	22,901
			277,338
Software — 0.0%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31		145	140,197
Total Fixed Rate Loan Interests — 0.0% (Cost: $425,801)			417,535
Floating Rate Loan Interests(a)
Advertising Agencies — 0.0%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.83%, 08/23/28		84	83,562
Outfront Media Capital LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 09/24/32		98	98,245
Planet U.S. Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 02/07/31		62	62,678
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.93%, 02/15/29		37	34,104
			278,589
Aerospace & Defense — 0.2%
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 10/31/30		139	139,941
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6- mo. CME Term SOFR + 4.18%), 8.37%, 08/03/29		158	157,963
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/31/31		323	324,066
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/31/31		123	123,616
Goat Holdco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/27/32		65	65,436
Kaman Corp.
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.43%, 02/26/32		1	795
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.38%, 02/26/32		88	88,022

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Aerospace & Defense (continued)
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 12/01/32	USD	89	$ 89,280
TransDigm, Inc.
2023 Term Loan J, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 02/28/31		682	683,869
2024 Term Loan L, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/19/32		252	252,747
2025 Term Loan K, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 03/22/30		40	40,488
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 08/19/32		416	417,605
			2,383,828
Air Freight & Logistics — 0.0%
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 03/18/30		181	181,232
Stonepeak Nile Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.16%, 04/09/32		68	67,963
			249,195
Automobile Components — 0.1%
Allison Transmission, Inc., 2025 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 11/05/32		123	123,513
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 05/06/30		502	501,557
2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/28/32		222	223,277
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.84%, 01/30/32		13	12,907
RealTruck Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.86%), 7.58%, 01/31/28		26	19,798
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.11%), 8.83%, 01/31/28		77	59,701
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.99%, 11/17/28		201	197,304
			1,138,057
Beverages — 0.1%
Naked Juice LLC
2025 FLFO Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.17%, 01/24/29		252	250,317
2025 FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.35%), 7.02%, 01/24/29		115	76,016
2025 FLTO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.77%, 01/24/30		85	21,580
Primo Brands Corp., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.92%, 03/31/28		119	119,509
Sazerac Co., Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.50%, 07/09/32		151	150,768
			618,190
Security		Par (000)	Value
Biotechnology — 0.0%
Parexel International Corporation, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 12/12/31	USD	414	$ 415,214
Building Materials — 0.0%
CP Iris HoldCo I, Inc.
2025 Delayed Draw Term Loan, 0.00%, 10/27/32		5	5,174
2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/27/32		184	182,203
			187,377
Building Products — 0.3%
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/08/32		482	482,474
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.97%, 07/08/30		143	137,650
EMRLD Borrower LP
2024 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 08/04/31		234	234,009
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.07%, 05/31/30		408	409,161
Gulfside Supply, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 06/17/31		63	62,125
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.72%, 03/08/29		50	43,925
Quikrete Holdings, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 03/19/29		177	177,785
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 02/10/32		95	95,553
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 04/14/31		196	196,776
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 04/30/32		62	62,482
Standard Industries, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 09/22/28		23	23,535
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 10/19/29		539	540,916
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 08/05/31		414	400,640
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.11%), 5.83%, 10/04/28		97	97,000
			2,964,031
Capital Markets — 0.3%
Acuren Delaware Holdco, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 07/30/31		53	52,944
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.69%, 11/01/30		80	79,972
Aretec Group, Inc., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/09/30		81	81,850
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Capital Markets (continued)
Ascensus Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/24/32	USD	170	$ 169,703
Chicago U.S. Midco III LP, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 11/01/32(c)		225	225,059
Citadel Securities LP, 2024 First Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/31/31		213	214,085
CPI Holdco B LLC, 2025 Add-on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 05/19/31		451	452,121
Edelman Financial Engines Center LLC, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 04/07/28		191	191,621
Focus Financial Partners LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/15/31		298	298,069
Gryphon Acquire NewCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.85%, 09/13/32		105	105,668
GTCR Everest Borrower LLC, Add on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 09/05/31		65	64,891
Guardian U.S. Holdco LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.17%, 01/31/30		44	44,570
Hudson River Trading LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.49%, 03/18/30		105	105,234
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.82%, 12/15/31		450	447,801
Osaic Holdings, Inc., 2025 Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.60%, 07/30/32		279	279,993
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/16/31(c)		21	21,078
			2,834,659
Chemicals — 0.3%
Advancion Holdings LLC, 2020 USD Term Loan, (1-mo. CME Term SOFR + 4.10%), 7.82%, 11/24/27		72	65,603
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 12/20/29		189	189,289
Chemours Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/15/32		311	307,039
Derby Buyer LLC, 2024 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.75%, 11/01/30		229	229,136
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.61%, 10/04/29		63	60,095
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.84%, 06/12/31		167	167,264
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 12/18/30		197	197,738
Fortis 333, Inc., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 03/29/32		79	77,701
Security		Par (000)	Value
Chemicals (continued)
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.86%), 5.58%, 02/15/30	USD	120	$ 119,652
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 02/18/30		71	56,894
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 10/07/31		74	49,315
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.70%, 07/03/28		174	151,767
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 11/26/31(c)		102	102,692
Nouryon Finance BV, 2024 USD Term Loan B1, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.04%, 04/03/28		172	171,951
Olympus Water U.S. Holding Corp.
2024 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 06/20/31		334	331,260
2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 11/03/32		208	206,571
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.29%, 04/08/31		206	151,837
Paint Intermediate III LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.87%, 10/09/31		69	69,736
Qnity Electronics, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.80%, 11/01/32		329	330,234
Solstice Advanced Materials, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.59%, 10/29/32		115	115,504
Sparta U.S. HoldCo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.86%, 08/02/30		267	265,022
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.69%, 08/19/32		111	110,618
			3,526,918
Commercial Services & Supplies — 0.5%
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.87%, 05/21/31		243	243,911
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/12/32		358	358,692
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 08/20/32		679	681,711
Anticimex International AB, 2025 USD Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 2.90%), 7.31%, 11/17/31		65	65,292
Aramark Services, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 06/22/30		257	257,641
Belron Finance LLC, 2025 Repriced Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.12%, 10/16/31		483	485,323
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 08/23/32		177	178,031

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Commercial Services & Supplies (continued)
CHG Healthcare Services, Inc., 2025 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.71%, 09/29/28	USD	180	$ 180,333
Creative Artists Agency LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 10/01/31		464	466,068
Ensemble RCM LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.84%, 08/01/29		198	198,841
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 1.50% and 3.75% PIK), 9.09%, 07/31/30(h)		86	82,043
Garda World Security Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 02/01/29		265	265,723
Grant Thornton Advisors LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 06/02/31		131	130,923
Herc Holdings, Inc., Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.52%, 06/02/32		40	40,142
Hertz Corp.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.61%), 7.33%, 06/30/28		152	127,471
2021 Term Loan C, (1-mo. CME Term SOFR at 0.00% Floor + 3.61%), 7.33%, 06/30/28		30	25,156
ION Platform Finance U.S., Inc., USD Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 10/07/32		450	421,231
Learning Care Group U.S. No. 2, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.86%, 08/11/28		26	21,842
Mavis Tire Express Services Topco Corp., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.72%, 05/04/28		437	438,699
Packers Holdings LLC, 2025 Takeback Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.32%, 03/10/31		21	19,998
PG Investment Co. 59 SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 03/26/31		51	50,891
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.13%, 10/13/30		97	97,421
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.58%, 03/07/32		364	362,946
TRQ Sales LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.90%, 12/30/32(c)		103	101,584
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.04%, 12/17/28(d)(n)		113	13,509
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/31		259	259,482
			5,574,904
Security		Par (000)	Value
Communications Equipment — 0.0%
Ciena Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 10/24/30	USD	200	$ 200,182
Orbcomm, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.20%, 09/01/28		75	70,984
			271,166
Construction & Engineering — 0.1%
Apple Bidco LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/23/31		439	441,570
Blackfin Pipeline LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 09/29/32		61	61,051
Brand Industrial Services, Inc., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.35%, 08/01/30		333	303,120
Brown Group Holding LLC, 2022 Incremental Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.56%, 07/01/31		183	183,538
Construction Partners, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 11/03/31		43	42,836
Legence Holdings LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.97%, 12/16/31		95	95,436
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/25/31		257	258,359
			1,385,910
Consumer Discretionary — 0.1%
APi Group DE, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/03/29		358	358,659
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/31/31		108	106,658
Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.68%), 7.35%, 07/06/29		83	83,159
Fleet U.S. Bidco, Inc., 2024 1st Lien Term Loan B, (6- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.54%, 02/21/31(c)		87	87,599
OMNIA Partners LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.45%, 12/31/32		84	84,195
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/19/31		74	74,613
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.10%), 7.82%, 11/02/27		43	42,187
			837,070
Consumer Finance — 0.2%
Boost Newco Borrower LLC, 2025 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 01/31/31		551	551,788
Citrin Cooperman Advisors LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 04/01/32		190	190,491
Corpay Technologies Operating Co. LLC, Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 04/28/28		304	303,958
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Consumer Finance (continued)
Shift4 Payments LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 06/30/32	USD	77	$ 77,208
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 06/24/31		202	202,851
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 06/24/31		126	126,084
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/31/28		45	44,639
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/05/32		79	79,334
			1,576,353
Consumer Staples Distribution & Retail — 0.1%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.21%, 08/30/32		168	168,770
Lavender US HoldCo 1, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.93%, 12/30/32		116	116,821
Pye-Barker Fire & Safety LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 12/16/32		147	147,887
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 10/03/31		163	164,474
			597,952
Containers & Packaging — 0.2%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.57%, 09/07/27		279	280,218
Charter Next Generation, Inc., 2024 Term Loan B1, (1- mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.50%, 11/29/30		474	474,455
Clydesdale Acquisition Holdings, Inc.
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 04/01/32		237	236,500
Term Loan B, (1-mo. CME Term SOFR + 3.18%), 6.89%, 04/13/29		25	25,004
LABL, Inc., 2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.94%, 10/30/28		231	145,847
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 04/15/30		135	132,048
Potters Industries LLC, 2025 Repriced Term Loan B, (1-mo. CEM Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/09/32(c)		114	114,428
Pregis TopCo LLC, 2025 Refinancing Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 02/01/29		122	123,035
Proampac PG Borrower LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 7.89%, 09/15/28		26	25,883
Security		Par (000)	Value
Containers & Packaging (continued)
Ring Container Technologies Group LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 09/15/32	USD	69	$ 68,984
Trident TPI Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.42%, 09/15/28		127	121,821
			1,748,223
Distributors — 0.2%
American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/31/31		203	203,508
Core & Main LP
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 07/27/28		466	467,338
2024 Term Loan E, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 02/09/31		91	91,379
Dealer Tire Financial LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 07/02/31		180	179,502
Fluid-Flow Products, Inc., 2025 Term Loan B, 03/31/28(o)		57	57,349
Gates Corp.
2022 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 11/16/29		45	44,935
2024 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 06/04/31		323	323,954
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 7.83%, 10/28/27		64	55,520
Resideo Funding, Inc., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/13/32		140	139,825
			1,563,310
Diversified REITs — 0.0%
Iron Mountain, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 01/31/31		60	59,773
Diversified Telecommunication Services — 0.1%
Altice Financing SA, USD 2017 1st Lien Term Loan, (Prime + 1.75%), 8.50%, 01/31/26(c)		242	239,428
Lumen Technologies, Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/16/29		134	133,171
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/15/30		176	174,919
2024 Term Loan A, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.72%, 06/01/28		11	10,956
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 3.00% and 0.50% PIK), 7.33%, 03/11/30(h)		520	491,800
			1,050,274
Electric Utilities — 0.0%
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.00%), 5.82%, 12/15/27		128	128,662

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Electric Utilities (continued)
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.35%, 12/15/31	USD	86	$ 86,435
Vistra Operations Co. LLC, 1st Lien Term Loan B3, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 12/20/30		212	212,663
			427,760
Electronic Equipment, Instruments & Components — 0.1%
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 06/20/31(c)		55	55,436
Coherent Corp., 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 07/02/29		127	126,512
Lsf12 Crown U.S. Commercial Bidco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.37%, 12/02/31		91	91,808
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.49%, 10/01/32		118	118,125
Project Aurora U.S. Finco, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.60%, 09/30/32		33	33,124
Sanmina Corp., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.92%, 10/27/32(c)		132	132,165
			557,170
Energy Equipment & Services — 0.0%
Deep Blue Operating I LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.59%, 10/01/32		40	40,092
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 09/22/32		37	37,185
			77,277
Entertainment — 0.1%
Bally’ s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.51%), 7.37%, 10/02/28		87	86,048
Delta 2 Lux SARL, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 09/30/31		342	342,366
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.53%, 03/04/32		262	261,973
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 07/31/32		48	47,466
Live Nation Entertainment, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 10/21/32		218	218,000
			955,853
Environmental, Maintenance & Security Service — 0.2%
Action Environmental Group, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 3.25%), 6.92%, 10/24/30		110	109,885
Clean Harbors, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.50%), 5.22%, 10/08/32		95	95,791
Filtration Group Corp., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 10/21/28		404	405,773
GFL ES US LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.27%, 03/03/32		332	333,164
Security		Par (000)	Value
Environmental, Maintenance & Security Service (continued)
JFL-Tiger Acquisition Co., Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.48%, 10/17/30	USD	85	$ 85,464
Madison IAQ LLC, Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.70%, 06/21/28		441	443,120
Reworld Holding Corp.
2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31		52	52,000
2025 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31		19	18,862
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31		116	116,074
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 11/30/28		65	64,984
			1,725,117
Financial Services — 0.0%
Apex Group Treasury LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.39%, 02/27/32		267	250,169
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.43%, 10/08/32		134	134,544
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 11/05/28		52	52,728
			437,441
Food Products — 0.1%
Aramark Services, Inc., 2025 Repriced Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 04/06/28		113	113,085
Chobani LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 10/28/32		588	590,352
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.45%, 09/30/31		437	436,822
2025 USD Term Loan B6, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 09/30/32		130	129,951
H-Food Holdings LLC, 2025 Exit Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.50%), 10.34%, 03/29/30		16	16,465
Savor Acquisition, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.83%, 02/19/32		8	8,006
UTZ Quality Foods LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 01/29/32		131	131,250
			1,425,931
Ground Transportation — 0.1%
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 04/10/31		601	601,358
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb Corp.
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/29/28		109	109,480
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Health Care Equipment & Supplies (continued)
Bausch & Lomb Corp. (continued)
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 01/15/31	USD	260	$ 261,840
QuidelOrtho Corp., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 08/20/32		130	129,588
			500,908
Health Care Providers & Services — 0.2%
AHP Health Partners, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 09/20/32		24	24,420
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 07/26/31		84	84,765
Examworks Bidco, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 11/01/28		241	242,296
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 07/03/28		55	55,745
LifePoint Health, Inc., 2024 1st Lien Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.65%, 05/19/31		149	149,370
Medical Solutions Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 7.44%, 11/01/28		100	21,002
Medline Borrower LP
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 10/23/30		85	84,948
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 10/23/28		199	198,965
Sotera Health Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.34%, 05/30/31		273	273,926
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 09/27/30		111	111,496
Surgery Center Holdings, Inc., 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 12/19/30		218	219,059
Team Health Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.34%, 06/30/28		60	59,849
			1,525,841
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/20/30		78	78,139
Hotels, Restaurants & Leisure — 0.5%
Aimbridge Acquisition Co., Inc.
2025 1st Lien Second Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 1.61% and 6.00% PIK), 11.35%, 03/11/30(h)		28	27,408
2025 First Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.61%), 9.35%, 03/11/30		30	29,668
Alterra Mountain Co., 2025 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 05/31/30(c)		161	161,647
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Burger King (Restaurant Brands International Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 09/20/30	USD	280	$ 279,708
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 5.97%, 02/06/31		534	528,643
Term Loan B, (1-mo. CME Term SOFR + 2.25%), 5.97%, 02/06/30		114	112,726
EOC Borrower LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/24/32		473	474,723
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.97%, 01/27/29		655	654,527
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 11/30/30		454	452,982
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 06/04/32		128	128,243
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 09/22/32		431	433,082
Great Canadian Gaming Corp., 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.44%, 11/01/29		117	114,314
Herschend Entertainment Co. LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 05/27/32		122	123,150
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 11/08/30		330	332,174
IRB Holding Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 12/16/30		232	232,905
Light & Wonder International, Inc., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.99%, 04/14/29		196	196,818
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 11/12/29		262	232,393
Ontario Gaming GTA LP, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.92%, 08/01/30		60	55,204
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 05/03/29		129	130,118
Sabre GLBL, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29		73	63,995
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29(c)		39	34,537
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 12/04/31		54	53,982
Six Flags Entertainment Corp., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 05/01/31		54	53,033

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 03/14/31	USD	339	$ 339,854
Voyager Parent LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 07/01/32		160	159,517
Whatabrands LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 08/03/28		106	106,243
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/24/30		156	156,699
			5,668,293
Household Durables — 0.1%
AI Aqua Merger Sub, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.86%, 07/31/28		300	300,096
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 01/20/32		286	287,610
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR at 0.00% Floor + 2.25%), 5.91%, 10/24/31		71	71,501
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1- mo. CME Term SOFR at 1.00% Floor + 4.61%), 8.33%, 12/19/29		31	30,246
Weber-Stephen Products LLC, 2025 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.74%, 10/01/32		206	206,103
			895,556
Household Products — 0.0%
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/04/32		36	35,860
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co. LP, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 07/31/30		290	290,400
Calpine Corp., 2024 Term Loan B10, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/31/31		104	103,589
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.59%, 04/16/31		463	464,376
Talen Energy Supply LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/25/32		146	145,909
			1,004,274
Industrial Conglomerates — 0.0%
CoorsTek, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.86%, 10/28/32		69	69,475
Insurance — 0.6%
Alliant Holdings Intermediate LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/19/31		1,026	1,028,514
AmWINS Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.97%, 01/30/32		449	450,584
Amynta Agency Borrower, Inc., 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 12/29/31		304	304,830
Security		Par (000)	Value
Insurance (continued)
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.92%, 02/15/31	USD	301	$ 299,820
Asurion LLC
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR at 0.00% Floor + 5.36%), 9.08%, 01/31/28		175	174,153
2021 Second Lien Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 5.36%), 9.08%, 01/20/29		44	43,120
2023 Term Loan B11, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.07%, 08/19/28		133	132,771
2024 Term Loan B12, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30		60	59,595
2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30		416	415,864
Baldwin Insurance Group Holdings LLC, 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.25%, 05/26/31		125	124,678
HUB International Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 06/20/30		545	548,057
Hyperion Refinance SARL, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/31		281	281,359
Jones DesLauriers Insurance Management Inc., 2025 Repriced Term Loan B, 12/10/32(o)		147	146,860
Jones Deslauriers Insurance Management, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.59%, 03/15/30		141	140,865
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 07/02/31		58	57,843
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/15/31		304	303,875
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 07/31/31		503	504,326
Truist Insurance Holdings LLC
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 05/06/31		471	471,101
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 05/06/32		56	56,926
USI, Inc.
2024 Term Loan C, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 09/29/30		258	258,105
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 11/21/29		424	424,777
			6,228,023
Interactive Media & Services — 0.0%
MH Sub I LLC
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 05/03/28		93	85,799
2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 12/31/31		78	66,851
			152,650
Internet Software & Services — 0.2%
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.34%, 08/15/29		155	125,333
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Internet Software & Services (continued)
CNT Holdings I Corp., 2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.25%), 6.09%, 11/08/32	USD	174	$ 174,411
Gen Digital, Inc.
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 09/12/29		438	438,671
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 04/16/32		72	71,676
Go Daddy Operating Co. LLC
2024 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/30/31		131	131,363
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 11/09/29		212	212,043
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 08/31/28		476	477,457
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 03/15/30		267	264,597
			1,895,551
IT Services — 0.3%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/29/31		178	178,120
Avalara, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 03/26/32		130	130,394
Capstone Borrower, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 06/17/30		152	152,354
Clover Holdings 2 LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.77%, 12/09/31		173	172,477
Dayforce, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.84%, 03/01/31(c)		337	336,579
Finastra USA, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/15/32		532	520,030
Fortress Intermediate 3, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.78%, 06/27/31		74	74,157
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 03/01/29		227	208,782
Peraton Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.85%), 7.69%, 02/01/28		241	222,965
Ping Identity Corporation, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.62%, 11/15/32		72	72,090
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.01%), 7.85%, 06/02/28		226	217,893
Security		Par (000)	Value
IT Services (continued)
Quartz Acquireco LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 06/28/30(c)	USD	131	$ 130,616
X Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.45%, 10/26/29		477	468,023
			2,884,480
Leisure Products — 0.0%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 01/22/31		73	73,021
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30		175	174,355
			247,376
Machinery — 0.3%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.42%, 06/23/30		137	137,737
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.48%, 03/15/30		60	60,224
Columbus McKinnon Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 05/14/28(c)		54	53,677
Generac Power Systems, Inc., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.62%, 07/03/31		40	39,599
GrafTech Global Enterprises, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.86%, 12/21/29		145	147,010
Husky Injection Molding Systems Ltd., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.53%, 02/15/29		546	549,556
Indicor LLC, 2024 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.42%, 11/22/29		104	104,601
INNIO Group Holding GmbH, 2025 Term Loan B2, (3- mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.13%, 11/02/28		106	106,265
Madison Safety & Flow LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 09/26/31		72	72,427
SPX Flow, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 04/05/29		377	377,841
TK Elevator U.S. Newco, Inc., 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.95%, 04/30/30		447	449,861
Vertiv Group Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.61%, 08/12/32		529	531,004
WEC U.S. Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.87%, 01/27/31		293	293,630
			2,923,432

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Media — 0.3%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.86%, 05/31/31	USD	219	$ 219,149
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.99%, 12/07/30		153	153,273
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.24%, 12/15/31		149	148,734
Crown Finance U.S., Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.34%, 12/02/31		134	131,778
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27		427	372,743
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.26%), 9.10%, 08/02/27		16	15,696
ECL Entertainment LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/30/30		93	92,174
Gray Media, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 5.25%), 9.12%, 06/04/29		1	899
Learfield Communications LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 06/30/28		122	121,903
NEP Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 10/17/31		178	162,480
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 8.83%, 09/25/29(h)		944	722,222
Scientific Games Holdings LP, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.93%, 04/04/29		98	96,101
Sunrise Financing Partnership, Term Loan AAA1, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.43%, 02/16/32		60	60,182
Telenet Financing USD LLC, 2020 USD Term Loan AR, (1-mo. CME Term SOFR at 0.00% Floor + 2.11%), 5.86%, 04/30/28		45	44,966
UFC Holdings LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.87%, 11/21/31		476	477,766
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1- mo. CME Term SOFR at 0.00% Floor + 3.36%), 7.11%, 01/31/29		225	225,281
WMG Acquisition Corp., 2024 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.57%, 01/24/31		438	438,959
			3,484,306
Metals & Mining — 0.1%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 05/13/29		14	13,569
BradyPlus Holdings LLC, 2025 Term Loan B, (3-mo. CEM Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/11/30		297	293,534
Covia Holdings LLC, 2025 Repriced Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.71%, 02/26/32		169	167,952
Security		Par (000)	Value
Metals & Mining (continued)
Element Solutions, Inc., 2025 Add-on Term Loan B, 12/18/30(o)	USD	59	$ 59,270
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/11/32		349	350,523
			884,848
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 2025 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 11/22/32		62	62,005
Colossus Acquireco LLC, Term Loan B, (3-mo. SOFR at 0.00% Floor + 1.75%), 5.41%, 07/30/32		255	255,141
EG America LLC, 2025 USD Repriced Term Loan, (3- mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.32%, 02/07/28		46	46,550
Freeport LNG Investments LLLP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.12%, 12/21/28		285	285,584
GIP Pilot Acquisition Partners LP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.94%, 10/04/30		32	32,410
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.74%, 02/11/30		112	112,223
M6 ETX Holdings II Midco LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 04/01/32		79	78,867
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.59%, 04/07/32		44	44,354
Oryx Midstream Services Permian Basin LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 10/05/28		356	357,078
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31		90	90,056
Whitewater Matterhorn Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/16/32		36	36,106
			1,400,374
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd.
2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.13%, 04/20/28		154	154,648
2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.13%, 05/28/32		92	91,941
Air Canada, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 03/21/31		210	211,561
American Airlines, Inc.
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.69%, 01/29/27		106	105,653
2023 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.26%, 06/04/29		165	164,744
2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.00%, 02/15/28		159	159,287
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Passenger Airlines (continued)
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.44%, 08/27/29	USD	150	$ 143,741
United Airlines, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 02/22/31		147	147,222
			1,178,797
Personal Care Products — 0.0%
ACP Tara Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 12/15/32(c)		35	35,175
Pharmaceuticals — 0.1%
Amneal Pharmaceuticals LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.22%, 08/01/32		293	295,464
Elanco Animal Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.62%, 10/31/32		85	84,936
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 04/23/31		70	69,001
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.10%), 7.77%, 10/01/27		79	77,914
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 05/05/28		275	275,918
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 09/22/32		211	211,588
Organon & Co., 2024 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 05/19/31		49	47,492
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 04/20/29		80	80,767
PRA Health Sciences, Inc., 2024 US Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 07/03/28		14	13,889
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 08/01/31		56	55,630
			1,212,599
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2025 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 01/31/30		63	63,037
Semiconductors & Semiconductor Equipment — 0.0%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 07/06/29		57	56,806
MKS, Inc., 2025 USD Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 08/17/29		301	302,132
			358,938
Software — 1.0%
Applied Systems, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 02/24/31		504	506,159
Security		Par (000)	Value
Software (continued)
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/29	USD	345	$ 345,019
BCPE Pequod Buyer, Inc., USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/25/31		201	201,377
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 07/30/31		451	449,092
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 01/23/32		437	437,778
Central Parent LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 07/06/29		381	322,056
Clearwater Analytics LLC, 2025 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.21%, 04/21/32		131	130,428
Cloud Software Group, Inc.
2025 Term Loan B (2031), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 03/21/31		367	367,583
2025 Term Loan B (2032), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 08/13/32		617	617,903
Cloudera, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 7.57%, 10/08/28		63	60,384
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.61%), 10.33%, 06/04/29		90	90,525
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.33%, 06/02/28		264	264,380
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.62%, 05/01/31		414	396,680
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.19%, 10/09/31		49	49,076
Dayforce, Inc., 2025 Term Loan, 08/20/32(o)		390	388,608
DS Admiral Bidco LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 06/26/31(c)		87	84,965
Ellucian Holdings, Inc.
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 10/08/29		438	440,483
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.47%, 11/22/32		71	71,466
Epicor Software Corp., 2024 Term Loan F, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 6.22%, 05/30/31		428	429,067
Genesys Cloud Services, Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/32		596	594,673
Kaseya, Inc., 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/20/32		457	456,813
Mitchell International, Inc.
2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.97%, 06/17/31		286	286,855
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 8.97%, 06/17/32		46	45,494
Modena Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.09%, 07/01/31		74	73,700
Planview Parent, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/17/27		41	39,471

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Software (continued)
PointClickCare Technologies, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 11/03/31	USD	129	$ 129,578
Project Boost Purchaser LLC, 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.61%, 07/16/31		296	296,211
RealPage, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 04/24/28		227	226,910
Sabre GLBL, Inc.(c)
2025 11th Amendment Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		28	24,849
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29		13	11,588
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 05/09/31		502	504,319
UKG, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.34%, 02/10/31		542	542,089
VS Buyer LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.09%, 04/12/31		390	391,078
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/22/29(c)		84	84,384
X.AI LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 7.25%), 10.85%, 06/28/30		288	283,508
Zelis Payments Buyer, Inc.
5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 11/26/31		299	296,364
Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/28/29		159	157,466
			10,098,379
Specialty Retail — 0.0%
LS Group OpCo Acquistion LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.31%, 04/23/31		129	128,700
Peer USA LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 09/29/32		48	48,040
Restoration Hardware, Inc.
2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 7.07%, 10/20/28		38	37,446
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.61%), 6.33%, 10/20/28		88	87,251
			301,437
Technology Hardware, Storage & Peripherals — 0.0%
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.37%, 05/25/29		469	237,336
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 8.37%, 05/25/29		50	25,447
			262,783
Security		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.0%
ABG Intermediate Holdings 2 LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 12/21/28	USD	175	$ 175,212
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 02/13/32		89	89,176
Beach Acquisition Bidco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 09/12/32		46	46,316
			310,704
Trading Companies & Distributors — 0.0%
TMK Hawk Parent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 2.00% and 3.25% PIK), 8.97%, 07/02/29(h)		73	29,822
Transportation Infrastructure — 0.0%
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.35%), 10.07%, 12/15/26		119	117,805
SIRVA Worldwide, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 11.89%, 08/20/29		54	20,489
			138,294
Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.02%, 08/06/32		79	78,718
Level 3 Financing, Inc., 2025 Repriced Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 03/29/32		475	476,069
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/06/32(c)		173	173,433
			728,220
Total Floating Rate Loan Interests — 7.6% (Cost: $80,728,168)			80,066,471
Foreign Agency Obligations
Brazil — 0.5%
Brazilian Government International Bonds, 5.00%, 01/27/45		6,525	5,243,359
China — 0.1%
China Development Bank/Hong Kong, 2.00%, 02/16/27(g)		200	196,158
Export-Import Bank of China, 3.38%, 03/14/27(g)		200	199,068
			395,226
Hong Kong — 0.0%
Airport Authority, 3.25%, 01/12/52		200	150,920
India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28(g)		200	198,800
Indonesia — 0.2%
Indonesia Government International Bonds
4.65%, 09/20/32		250	251,563
4.85%, 01/11/33		200	202,125
5.25%, 01/17/42(g)		200	200,650
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Indonesia (continued)
Indonesia Government International Bonds (continued)
4.75%, 07/18/47(g)	USD	200	$ 187,125
3.70%, 10/30/49		200	152,750
3.50%, 02/14/50(f)		200	146,150
Perusahaan Penerbit SBSN Indonesia III(g)
1.50%, 06/09/26		200	197,750
4.40%, 06/06/27		200	201,000
			1,539,113
Mexico — 1.5%
Eagle Funding Luxco SARL, 5.50%, 08/17/30(b)(f)		11,150	11,339,550
Mexico Government International Bonds, 4.75%, 03/08/44(f)		5,800	4,776,300
			16,115,850
Pakistan — 0.1%
Pakistan Government International Bonds(g)
6.00%, 04/08/26		450	448,596
7.38%, 04/08/31		200	199,250
			647,846
Philippines — 0.0%
Philippines Government International Bonds
3.70%, 03/01/41		300	250,500
2.65%, 12/10/45		200	132,575
			383,075
Republic of Korea — 0.0%
Korea National Oil Corp., 4.88%, 04/03/29		200	204,234
Saudi Arabia — 0.0%
Saudi Government International Bonds, 4.50%, 10/26/46(g)		200	171,000
South Korea — 0.1%
Export-Import Bank of Korea, 1.63%, 01/18/27		200	195,514
Korea Development Bank, 4.38%, 02/15/33		200	200,280
Korea Expressway Corp., 1.13%, 05/17/26		200	197,778
			593,572
United Arab Emirates — 0.0%
Sharjah Sukuk Program Ltd., 6.09%, 03/19/34(g)		250	262,780
Uruguay — 0.3%
Uruguay Government International Bonds, 5.10%, 06/18/50(f)		3,500	3,305,750
Total Foreign Agency Obligations — 2.8% (Cost: $30,711,902)			29,211,525

	Shares
Investment Companies
Equity Funds — 3.6%
Hearthside Equity	1,014	15,294
Invesco Senior Loan ETF	170,000	3,570,000
Security	Shares	Value
Equity Funds (continued)
iShares MSCI Emerging Markets ETF(p)	143,716	$ 7,862,702
VanEck J.P. Morgan EM Local Currency Bond ETF	1,025,002	26,465,552
		37,913,548
Total Investment Companies — 3.6% (Cost: $37,164,266)		37,913,548

		Par (000)
Preferred Securities
Capital Trusts — 10.2%
Automobiles — 0.2%
General Motors Financial Co., Inc., Series C, 5.70%(a)(i)	USD	2,565	2,575,469
Banks — 4.3%
Bank of America Corp., 6.25%(a)(f)(i)		10,000	10,157,060
Barclays PLC(a)(i)
4.38%		1,630	1,576,941
9.63%		3,340	3,783,539
Citigroup, Inc.(a)(i)
Series BB, 7.20%		6,750	7,007,368
Series EE, 6.75%		3,200	3,257,373
HDFC Bank Ltd., 3.70%(a)(g)(i)		200	196,688
HSBC Holdings PLC, 7.05%(a)(i)		400	415,814
Industrial & Commercial Bank of China Ltd., 3.20%(a)(g)(i)		300	297,546
JPMorgan Chase & Co., 8.75%, 09/01/30(f)		2,000	2,354,763
Kasikornbank PCL, 4.00%(a)(g)(i)		300	294,900
Macquarie Bank Ltd., 6.13%(a)(b)(f)(i)		1,885	1,910,924
Mitsubishi UFJ Financial Group, Inc.(a)(i)
6.35%		400	407,738
8.20%		425	466,383
Nordea Bank Abp, 6.63%(a)(b)(f)(i)		5,540	5,586,154
PNC Financial Services Group, Inc.(a)(i)
Series V, 6.20%(f)		5,529	5,619,974
Series W, 6.25%		1,250	1,290,483
Standard Chartered PLC(a)(g)(i)
7.63%		200	212,858
7.88%		400	427,992
			45,264,498
Electric Utilities(a) — 1.0%
Dominion Energy, Inc., Series B, 7.00%, 06/01/54		1,810	1,959,779
PPL Capital Funding, Inc., Series A, 6.61%, 03/30/67(f)		8,300	8,111,292
			10,071,071
Financial Services(a)(i) — 1.8%
Goldman Sachs Group, Inc., 6.85%(f)		7,278	7,568,497
Nomura Holdings, Inc., 7.00%		375	384,957
Royal Capital BV, 5.00%(g)		200	199,600
Sumitomo Mitsui Financial Group, Inc., 6.45%		300	305,420
UBS Group AG(b)
7.75%		4,845	5,223,065
Series NC10, 9.25%		4,807	5,637,443
			19,318,982
Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(a)(b)(i)		1,349	1,372,559

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)
(Percentages shown are based on Net Assets)
Security		Par (000)	Value
Insurance — 1.9%
ACE Capital Trust II, 9.70%, 04/01/30(f)	USD	7,000	$ 8,386,268
Dai-ichi Life Insurance Co. Ltd., 6.20%(a)(g)(i)		200	208,920
Equitable of Iowa Cos Capital Trust II, Series B, 8.42%, 04/01/27		5,000	4,895,345
FWD Group Holdings Ltd.(g)
5.25%, 09/22/30		475	477,361
5.84%, 09/22/35		475	480,386
Kyobo Life Insurance Co. Ltd., 5.90%, 06/15/52(a)(g)		200	202,812
MetLife, Inc., 6.40%, 12/15/66(f)		5,000	5,245,936
			19,897,028
Oil, Gas & Consumable Fuels(a) — 0.3%
Enterprise Products Operating LLC, 6.83%, 06/01/67(f)		2,500	2,481,260
Venture Global LNG, Inc., 9.00%(b)(i)		1,216	960,313
			3,441,573
Passenger Airlines(a)(g)(i) — 0.0%
Airport Authority
2.10%		200	198,300
2.40%		200	192,250
			390,550
Transportation Infrastructure — 0.1%
MTR Corp. CI Ltd., 5.63%(a)(g)(i)		600	632,400
Wireless Telecommunication Services — 0.5%
Vodafone Group PLC, 7.00%, 04/04/79(a)		4,745	5,026,437
			107,990,567

	Shares
Preferred Stocks — 0.0%(d)
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30	22	3,966
IT Services(c) — 0.0%
Veritas Newco
Series G	311	7,294
Series G-1	214	4,929
		12,223
		16,189
Total Preferred Securities — 10.2% (Cost: $103,780,345)		108,006,756

		Par (000)
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 15.1%
Uniform Mortgage-Backed Securities, 6.00%, 01/15/55(q)	USD	156,425	160,605,844
Total U.S. Government Sponsored Agency Securities — 15.1% (Cost: $160,078,990)			160,605,844

Security	Shares	Value
Warrants
Financial Services — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(d)	321	$ —
Total Warrants — 0.0% (Cost: $ — )		—
Total Long-Term Investments — 163.6% (Cost: $1,726,649,328)		1,733,984,337
Short-Term Securities
Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 3.65%(p)(r)	2,595,886	2,595,886
Total Short-Term Securities — 0.3% (Cost: $2,595,886)		2,595,886
Total Investments — 163.9% (Cost: $1,729,245,214)		1,736,580,223
Liabilities in Excess of Other Assets — (63.9)%		(676,769,488)
Net Assets — 100.0%		$ 1,059,810,735

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $46,480, representing less than 0.05% of its net assets as of period end, and an original cost of $5,212.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(l)	Zero-coupon bond.
(m)	Convertible security.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Trust.
(q)	Represents or includes a TBA transaction.
(r)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 6,317,936	$ —	$ (3,722,050)(a)	$ —	$ —	$ 2,595,886	2,595,886	$ 261,232	$ —
iShares MSCI Emerging Markets ETF	—	18,511,886	(10,897,642)	180,184	68,274	7,862,702	143,716	109,693	—
				$ 180,184	$ 68,274	$ 10,458,588		$ 370,925	$ —

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Goldman Sachs & Co. LLC	3.60%(b)	05/19/25	Open	$ 475,150	$ 487,672	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	05/19/25	Open	780,000	801,047	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	3.70 (b)	05/19/25	Open	1,912,500	1,964,106	Corporate Bonds	Open/Demand
BNP Paribas SA	3.60 (b)	07/21/25	Open	185,319	188,865	Corporate Bonds	Open/Demand
BNP Paribas SA	3.60 (b)	07/21/25	Open	372,683	379,814	Corporate Bonds	Open/Demand
BNP Paribas SA	3.65 (b)	07/21/25	Open	354,414	361,135	Corporate Bonds	Open/Demand
BNP Paribas SA	3.65 (b)	07/21/25	Open	92,950	94,713	Corporate Bonds	Open/Demand
BNP Paribas SA	3.68 (b)	07/21/25	Open	1,434,884	1,462,297	Corporate Bonds	Open/Demand
BNP Paribas SA	3.70 (b)	07/21/25	Open	4,706,250	4,796,590	Corporate Bonds	Open/Demand
BNP Paribas SA	3.70 (b)	07/21/25	Open	561,488	572,266	Corporate Bonds	Open/Demand
BNP Paribas SA	3.70 (b)	07/21/25	Open	784,065	799,116	Corporate Bonds	Open/Demand
BNP Paribas SA	3.71 (b)	07/21/25	Open	320,314	326,477	Corporate Bonds	Open/Demand
BNP Paribas SA	3.72 (b)	07/21/25	Open	929,419	947,344	Corporate Bonds	Open/Demand
BNP Paribas SA	3.72 (b)	07/21/25	Open	1,003,275	1,022,625	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	550,703	561,374	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	369,985	377,155	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	4,070,250	4,149,124	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	8,852,375	9,023,917	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	318,623	324,797	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	1,501,520	1,530,617	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	957,870	976,432	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	1,473,658	1,502,214	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	210,875	214,961	Corporate Bonds	Open/Demand
BNP Paribas SA	3.74 (b)	07/21/25	Open	556,579	567,364	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	0.25 (b)	08/19/25	Open	184,365	184,858	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	(0.75)(b)	08/26/25	Open	130,000	130,000	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.25 (b)	09/23/25	Open	91,406	92,310	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.60 (b)	10/06/25	Open	3,156,423	3,186,338	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	3.65	10/06/25	Open	736,036	743,101	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	10/06/25	Open	1,262,800	1,274,982	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67	10/06/25	Open	1,111,000	1,121,718	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	188,385	190,225	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	742,446	749,698	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	534,225	539,443	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	176,500	178,224	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	739,459	746,682	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/06/25	Open	835,331	843,491	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	202,410	204,392	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	475,731	480,390	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	368,335	371,942	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	186,891	188,721	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	440,625	444,940	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	5,351,948	5,404,353	Capital Trusts	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	556,278	561,725	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	146,280	147,712	Corporate Bonds	Open/Demand

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Nomura Securities International, Inc.	3.73%(b)	10/06/25	Open	$ 380,370	$ 384,095	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	10/06/25	Open	1,171,500	1,182,971	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.80 (b)	10/06/25	Open	10,840,306	10,944,358	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	3.72 (b)	10/07/25	Open	325,200	328,338	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,497,719	4,540,619	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,352,900	2,375,343	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,845,113	1,862,712	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	542,588	547,763	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,856,500	4,902,823	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	778,750	786,178	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,081,250	4,120,178	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,611,694	1,627,067	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	602,175	607,919	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	5,918,281	5,974,650	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	5,147,785	5,196,886	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,950,594	2,978,737	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,908,000	1,926,199	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,394,125	3,426,499	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,433,906	1,447,583	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	912,038	920,737	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	5,572,500	5,625,652	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,626,250	2,651,300	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,669,088	4,713,623	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	566,934	572,341	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	581,350	586,895	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,224,088	2,245,302	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,010,000	3,038,710	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	862,188	870,411	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	643,560	649,698	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	7,078,050	7,145,563	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	912,404	921,107	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,969,686	4,007,550	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,845,781	3,882,464	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,267,500	2,289,128	Capital Trusts	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	624,225	630,179	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,498,473	3,531,842	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,449,844	4,492,288	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,868,285	2,895,644	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,700,513	4,745,348	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	7,143,213	7,211,347	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	3,180,938	3,211,278	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	4,797,188	4,842,945	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	2,829,050	2,856,034	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,265,044	1,277,110	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	10/09/25	Open	1,639,588	1,655,227	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.74 (b)	10/21/25	Open	2,164,094	2,181,514	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.74 (b)	10/21/25	Open	4,895,000	4,934,402	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	3.74 (b)	10/21/25	Open	1,637,858	1,651,041	Capital Trusts	Open/Demand
BNP Paribas SA	3.75 (b)	10/21/25	Open	2,659,031	2,680,488	Corporate Bonds	Open/Demand
BNP Paribas SA	3.71 (b)	10/23/25	Open	364,893	367,722	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.25 (b)	10/31/25	Open	289,750	291,497	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67 (b)	11/13/25	Open	75,430	75,832	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	2.75 (b)	11/18/25	Open	146,000	146,535	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	11/19/25	Open	274,185	275,488	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.00 (b)	11/20/25	Open	126,074	126,552	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	1.85 (b)	11/21/25	Open	524,018	525,271	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.73 (b)	11/21/25	Open	83,270	83,647	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	3.65 (b)	11/24/25	Open	324,120	325,454	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.67	12/02/25	Open	1,393,876	1,398,429	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.82 (b)	12/02/25	Open	620,165	622,269	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.57 (b)	12/08/25	Open	25,420	25,420	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	3.82 (b)	12/08/25	Open	40,666	40,667	Corporate Bonds	Open/Demand
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
HSBC Securities (USA), Inc.	3.77%(b)	12/10/25	Open	$ 13,985,438	$ 14,019,795	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	12/10/25	Open	8,067,500	8,087,319	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	3.77 (b)	12/10/25	Open	4,813,088	4,824,912	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.80 (b)	12/10/25	Open	381,150	382,093	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	3.80 (b)	12/11/25	Open	401,850	402,799	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.55	12/12/25	01/30/26	687,326	688,682	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.60	12/12/25	01/30/26	257,603	258,118	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.65	12/12/25	01/30/26	184,063	184,436	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.65	12/12/25	01/30/26	2,703,063	2,708,544	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/12/25	01/30/26	5,888,738	5,901,006	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/12/25	01/30/26	2,610,938	2,616,377	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/12/25	01/30/26	1,458,191	1,461,229	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/12/25	01/30/26	2,010,439	2,014,627	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.20	12/12/25	03/04/26	130,240	130,472	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	12/12/25	03/04/26	45,209	45,294	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.40	12/12/25	03/04/26	764,525	765,969	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.45	12/12/25	03/04/26	240,090	240,550	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	12/12/25	03/04/26	154,474	154,774	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	12/12/25	03/04/26	371,338	372,060	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50	12/12/25	03/04/26	4,075,249	4,083,173	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	247,586	248,081	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	249,078	249,576	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	2,317,500	2,322,135	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	262,500	263,025	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	884,000	885,768	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	398,750	399,548	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	3,221,788	3,228,231	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	731,053	732,515	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	240,625	241,106	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	197,944	198,340	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	80,654	80,815	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	721,926	723,370	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60	12/12/25	03/04/26	187,800	188,176	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	1,262,138	1,264,697	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	167,265	167,604	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	98,668	98,868	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	1,662,421	1,665,792	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	1,512,720	1,515,787	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.65	12/12/25	03/04/26	1,708,774	1,712,239	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	596,160	597,385	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	744,623	746,153	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	5,220,000	5,230,730	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	5,191,485	5,202,156	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	390,145	390,947	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	110,880	111,108	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	396,741	397,557	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	89,691	89,876	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	361,925	362,669	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,276,520	1,279,144	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	4,087,500	4,095,902	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	642,675	643,996	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	81,638	81,805	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,431,911	1,434,855	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,972,500	1,976,555	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	1,664,250	1,667,671	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	2,799,300	2,805,054	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	6,759,375	6,773,269	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	306,446	307,076	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.70	12/12/25	03/04/26	88,058	88,239	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.73	12/12/25	03/04/26	5,137,500	5,148,146	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	3.73	12/12/25	03/04/26	2,853,750	2,859,664	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.73	12/12/25	03/04/26	11,220,000	11,243,250	Corporate Bonds	31 - 90 Days

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BofA Securities, Inc.	3.74%	12/12/25	03/04/26	$ 5,287,500	$ 5,298,486	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	6,953,738	6,968,224	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	4,237,700	4,246,529	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	10,043,500	10,064,424	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	5,425,543	5,436,846	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	7,393,438	7,408,841	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.75	12/12/25	03/04/26	446,738	447,668	Corporate Bonds	31 - 90 Days
Nomura Securities International, Inc.	3.70 (b)	12/12/25	Open	213,953	214,392	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.70	12/17/25	01/30/26	2,388,750	2,392,433	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	3.72	12/17/25	01/30/26	2,261,531	2,265,037	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75	12/17/25	01/30/26	6,816,620	6,827,271	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	3.75 (b)	12/17/25	01/30/26	3,333,750	3,338,959	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.40	12/17/25	03/04/26	593,000	593,840	Corporate Bonds	31 - 90 Days
HSBC Securities (USA), Inc.	3.77	12/17/25	Open	7,857,500	7,869,843	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/18/25	01/16/26	151,482	151,614	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.00	12/18/25	01/16/26	129,439	129,590	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	3.25	12/18/25	01/16/26	168,004	168,216	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	3.62	12/18/25	01/16/26	3,528,027	3,532,994	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.70	12/18/25	01/16/26	4,745,150	4,751,978	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.70	12/18/25	01/16/26	4,512,500	4,518,993	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	5,311,641	5,319,367	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	709,665	710,697	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	1,597,436	1,599,759	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	5,767,500	5,775,889	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	667,231	668,202	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	3,130,319	3,134,872	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	388,745	389,310	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	5,805,000	5,813,443	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	1,922,500	1,925,296	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	3,055,238	3,059,681	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	474,386	475,076	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	1,969,369	1,972,233	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	10,723,175	10,738,771	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	694,213	695,222	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	10,747,980	10,763,612	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	18,263,317	18,290,177	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	11,012,500	11,028,517	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	12,165,000	12,182,693	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	5,064,031	5,071,396	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	1,990,625	1,993,520	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	12,929,000	12,947,805	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	5,957,048	5,965,712	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	2,654,925	2,658,786	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	2,427,813	2,431,344	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	2,328,125	2,331,511	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	3.74	12/18/25	01/16/26	11,461,750	11,478,420	Corporate Bonds	Up to 30 Days
BNP Paribas SA	3.60 (b)	12/19/25	Open	102,765	102,899	Corporate Bonds	Open/Demand
Morgan Stanley & Co. LLC	0.00 (b)	12/19/25	Open	139,613	139,613	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	3.80	12/22/25	01/30/26	4,461,452	4,465,690	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	3.74	12/31/25	01/16/26	4,725,000	4,725,491	Corporate Bonds	Up to 30 Days
TD Securities (USA) LLC	3.82	12/31/25	Open	187,396	187,396	Corporate Bonds	Open
				$ 541,541,803	$ 544,329,823

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	28	03/20/26	$ 3,148	$ (20,390)
2-Year U.S. Treasury Note	175	03/31/26	36,538	31,006
5-Year U.S. Treasury Note	946	03/31/26	103,402	(75,373)
				(64,757)
Short Contracts
10-Year U.S. Ultra Long Treasury Note	909	03/20/26	104,549	241,943
U.S. Long Bond	798	03/20/26	92,244	623,846
Ultra U.S. Treasury Bond	153	03/20/26	18,054	240,190
				1,105,979
				$ 1,041,222
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	500,592	EUR	424,000	Deutsche Bank AG	03/18/26	$ 627
USD	5,828,042	EUR	4,942,000	Toronto-Dominion Bank	03/18/26	619
						1,246
USD	274,502	GBP	205,000	Goldman Sachs International	03/18/26	(1,777)
						$ (531)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	B-	USD	48,925	$ 3,957,292	$ 2,491,721	$ 1,465,571

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 2,491,721	$ —	$ 1,465,571	$ —

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 1,136,985	$ —	$ 1,136,985

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Categorized by Risk Exposure (continued)
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 1,246	$ —	$ —	$ 1,246
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	1,465,571	—	—	—	—	1,465,571
	$ —	$ 1,465,571	$ —	$ 1,246	$ 1,136,985	$ —	$ 2,603,802
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 95,763	$ —	$ 95,763
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,777	—	—	1,777
	$ —	$ —	$ —	$ 1,777	$ 95,763	$ —	$ 97,540

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ (54,647)	$ —	$ 1,105,499	$ —	$ 1,050,852
Forward foreign currency exchange contracts	—	—	—	(261,321)	—	—	(261,321)
Options purchased(a)	—	(205,938)	(242,126)	—	(1,690,073)	—	(2,138,137)
Options written	—	—	170,212	—	829,772	—	999,984
Swaps	—	1,660,218	—	—	—	—	1,660,218
	$ —	$ 1,454,280	$ (126,561)	$ (261,321)	$ 245,198	$ —	$ 1,311,596
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ (1,989,025)	$ —	$ (1,989,025)
Forward foreign currency exchange contracts	—	—	—	(35,181)	—	—	(35,181)
Options purchased(b)	—	—	—	—	926,790	—	926,790
Options written	—	—	—	—	(478,459)	—	(478,459)
Swaps	—	5,537,435	—	—	—	—	5,537,435
	$ —	$ 5,537,435	$ —	$ (35,181)	$ (1,540,694)	$ —	$ 3,961,560

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — long	$187,335,457
Average notional value of contracts — short	208,516,789
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	4,728,782
Average amounts sold — in USD	33,263
Options:
Average value of option contracts purchased	101,330
Average value of option contracts written	35,131
Credit default swaps:
Average notional value — buy protection	13,612,500
Average notional value — sell protection	55,475,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 402,375	$ 135,487
Forward foreign currency exchange contracts	1,246	1,777
Swaps — centrally cleared	—	8,438
Total derivative assets and liabilities in the Statements of Assets and Liabilities	403,621	145,702
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(402,375)	(143,925)
Total derivative assets and liabilities subject to an MNA	$ 1,246	$ 1,777
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Deutsche Bank AG	$ 627	$ —	$ —	$ —	$ 627
Toronto-Dominion Bank	619	—	—	—	619
	$ 1,246	$ —	$ —	$ —	$ 1,246

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Goldman Sachs International	$ 1,777	$ —	$ —	$ —	$ 1,777

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 147,418,976	$ —	$ 147,418,976
Common Stocks	—	241,713	195,524	437,237
Corporate Bonds	—	1,169,906,445	—	1,169,906,445
Fixed Rate Loan Interests	—	417,535	—	417,535
Floating Rate Loan Interests	—	77,855,552	2,210,919	80,066,471
Foreign Agency Obligations	—	29,211,525	—	29,211,525
Investment Companies
Equity Funds	37,898,254	15,294	—	37,913,548
Preferred Securities
Capital Trusts	—	107,990,567	—	107,990,567
Preferred Stocks	—	3,966	12,223	16,189

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
U.S. Government Sponsored Agency Securities	$ —	$ 160,605,844	$ —	$ 160,605,844
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	2,595,886	—	—	2,595,886
Unfunded Floating Rate Loan Interests(a)	—	2,295	42	2,337
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(576)	—	(576)
	$40,494,140	$1,693,669,136	$2,418,708	$1,736,581,984
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 1,465,571	$ —	$ 1,465,571
Foreign Currency Exchange Contracts	—	1,246	—	1,246
Interest Rate Contracts	1,136,985	—	—	1,136,985
Liabilities
Foreign Currency Exchange Contracts	—	(1,777)	—	(1,777)
Interest Rate Contracts	(95,763)	—	—	(95,763)
	$1,041,222	$1,465,040	$—	$2,506,262

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $544,329,823 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
Schedule of Investments

Schedule of Investments
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Asset-Backed Securities
Bryant Park Funding Ltd., Series 2024-23A, Class D1, (3- mo. CME Term SOFR + 3.85%), 7.70%, 05/15/37(a)(b)	$1,000	$ 1,000,821
Sycamore Tree CLO Ltd., Series 2023-3A, Class D1R, (3- mo. CME Term SOFR + 4.25%), 8.13%, 04/20/37(a)(b)	1,880	1,885,809
Symphony CLO Ltd., Series 2023-40A, Class D1R, (3-mo. CME Term SOFR + 2.65%), 6.56%, 01/05/38(a)(b)	1,000	1,002,413
Total Asset-Backed Securities — 1.1% (Cost: $3,880,000)		3,889,043

	Shares
Common Stocks
Automobile Components — 0.0%
Lear Corp.	178	20,399
Entertainment — 0.1%
Learfield Communications LLC, (Acquired 09/06/23, Cost: $22,770)(c)(d)(e)	1,812	202,944
Financial Services — 0.1%
Aimbridge Acquisition Co., Inc.(c)(d)	4,388	295,094
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc.(d)	902	752
Hotels, Restaurants & Leisure — 0.0%
Fortrex Equity(c)(d)	3,954	106,758
Household Products — 0.0%
Berkline Benchcraft Equity LLC(c)(d)	6,155	—
Industrial Conglomerates(d) — 0.0%
Ameriforge Group, Inc.(c)	832	—
SVP Singer	10,903	42,249
		42,249
IT Services — 0.2%
Travelport LLC(c)(d)	165	484,882
Trading Companies & Distributors — 0.0%
TMK Hawk Midco Corp.(c)(d)	14,592	102,141
Transportation Infrastructure — 0.0%
Incora Top Holdco LLC(c)(d)	13,193	75,068
Wireless Telecommunication Services — 0.0%
Altice France Lux 3(d)	6,289	110,759
Total Common Stocks — 0.4% (Cost: $2,215,292)		1,441,046

	Par (000)
Corporate Bonds
Chemicals(b) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28	$7	7,010
WR Grace Holdings LLC, 5.63%, 08/15/29	409	389,321
		396,331
Security	Par (000)	Value
Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)	$154	$ 151,019
Diversified Telecommunication Services(b)(f) — 0.0%
Zayo Group Holdings, Inc.
(5.75% Cash and 0.50% PIK), 9.25%, 03/09/30	27	25,093
(7.13% Cash and 1.88% PIK), 13.75%, 09/09/30	126	115,855
		140,948
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, 1.00%, 11/10/21(c)(d)(g)	1,050	—
Environmental, Maintenance & Security Service — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29(b)	742	737,492
Food Products — 0.1%
Chobani Holdco II LLC, (8.75% in Cash or 9.5% in PIK), 8.75%, 10/01/29(b)(f)	319	340,181
Hotels, Restaurants & Leisure — 0.1%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30(b)	395	375,556
Household Durables — 0.0%
SWF Holdings I Corp., 6.50%, 10/06/29(b)	193	79,061
Household Products — 0.0%
Berkline Benchcraft LLC, (4.50% PIK), 4.50%, 05/03/12(c)(d)(f)(g)	400	—
Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, 6.75%, 10/15/27(b)	220	221,292
Interactive Media & Services — 1.6%
Beignet Investor LLC, 6.58%, 05/30/49(b)	5,307	5,606,930
Internet Software & Services(b) — 0.2%
Getty Images, Inc., 11.25%, 02/21/30	283	265,362
Uber Technologies, Inc., 4.50%, 08/15/29	235	235,029
		500,391
Machinery(b) — 0.2%
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC, 9.00%, 02/15/29	216	226,525
Vertiv Group Corp., 4.13%, 11/15/28	556	549,167
		775,692
Media — 0.1%
Odeon Finco PLC, 12.75%, 11/01/27(b)	374	385,618
Oil, Gas & Consumable Fuels — 0.1%
EG Global Finance PLC, 12.00%, 11/30/28(b)	285	309,761
Pharmaceuticals — 0.3%
1261229 B.C. Ltd., 10.00%, 04/15/32(b)	1,040	1,081,618
Software(b) — 0.1%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29	118	102,557
Cloud Software Group, Inc., 9.00%, 09/30/29	379	394,732
		497,289
Transportation Infrastructure — 0.0%
Incora Top Holdco LLC, 6.00%, 01/31/33(c)	277	63,085

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wireless Telecommunication Services — 0.0%
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(d)(f)(g)	$245	$ 61,329
Total Corporate Bonds — 3.3% (Cost: $11,528,433)		11,723,593
Fixed Rate Loan Interests
Distributors — 0.0%
TMK Hawk Parent Corp., 2024 PIK Term Loan, 11.00%, 12/15/31(c)(f)	39	—
IT Services — 0.4%
Clover Holdings 2 LLC, Fixed Term Loan B, 7.75%, 12/09/31	1,134	1,128,629
X Corp., 2025 Fixed Term Loan, 9.50%, 10/26/29	123	122,472
		1,251,101
Software — 0.2%
Cotiviti, Inc., 2024 Fixed Term Loan B, 7.63%, 05/01/31	715	691,457
Total Fixed Rate Loan Interests — 0.6% (Cost: $2,009,463)		1,942,558
Floating Rate Loan Interests(a)
Advertising Agencies — 0.4%
Clear Channel Outdoor Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.11%), 7.83%, 08/23/28	439	439,110
Outfront Media Capital LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 09/24/32	532	533,330
Planet U.S. Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 02/07/31	287	288,537
Summer BC Holdco B SARL, 2024 USD Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 5.26%), 8.93%, 02/15/29	171	159,460
		1,420,437
Aerospace & Defense — 3.0%
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 10/31/30	754	757,586
Cobham Ultra SeniorCo SARL, USD Term Loan B, (6-mo. CME Term SOFR + 4.18%), 8.37%, 08/03/29	774	776,224
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/31/31	1,660	1,665,328
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/31/31	629	631,166
Goat Holdco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/27/32	345	345,355
Kaman Corp.
2025 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.43%, 02/26/32	4	3,774
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.38%, 02/26/32	415	416,639
Propulsion BC Finco SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 12/01/32	460	462,445
TransDigm, Inc.
2023 Term Loan J, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 02/28/31	2,823	2,832,725
Security	Par (000)	Value
Aerospace & Defense (continued)
TransDigm, Inc. (continued)
2024 Term Loan L, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/19/32	$577	$ 578,839
2025 Term Loan K, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 03/22/30	72	72,088
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 08/19/32	2,178	2,186,166
		10,728,335
Air Freight & Logistics — 0.5%
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 03/18/30	1,277	1,279,653
Stonepeak Nile Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.16%, 04/09/32	370	369,800
		1,649,453
Automobile Components — 1.6%
Allison Transmission, Inc., 2025 Incremental Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.45%, 11/05/32	742	745,094
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 05/06/30	2,504	2,504,560
2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/28/32	1,020	1,024,269
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.84%, 01/30/32	66	65,637
RealTruck Group, Inc.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.86%), 7.58%, 01/31/28	150	114,389
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.11%), 8.83%, 01/31/28	395	304,548
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.99%, 11/17/28	971	953,143
		5,711,640
Beverages — 0.7%
Naked Juice LLC
2025 FLFO Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.50%), 9.17%, 01/24/29	957	949,914
2025 FLSO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.35%), 7.02%, 01/24/29	601	395,113
2025 FLTO Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.77%, 01/24/30	414	105,234
Primo Brands Corp., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.92%, 03/31/28	564	565,505
Sazerac Co., Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.50%, 07/09/32	539	539,523
		2,555,289
Biotechnology — 0.6%
Parexel International Corporation, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 12/12/31	2,168	2,173,853
Building Materials — 0.3%
CP Iris HoldCo I, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/27/32	1,010	1,001,572
Building Products — 4.0%
Chariot Buyer LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/08/32	2,134	2,136,814
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Building Products (continued)
CP Atlas Buyer, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.25%), 8.97%, 07/08/30	$851	$ 821,087
EMRLD Borrower LP
2024 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 08/04/31	1,244	1,245,316
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.07%, 05/31/30	1,961	1,964,503
Gulfside Supply, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 06/17/31	312	307,126
New AMI I LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 9.72%, 03/08/29	308	272,094
Quikrete Holdings, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 03/19/29	722	724,743
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 02/10/32	1,529	1,533,817
QXO Building Products, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 04/30/32	302	302,566
Standard Industries, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.48%, 09/22/28	316	316,836
White Cap Supply Holdings LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 10/19/29	2,517	2,526,581
Wilsonart LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 08/05/31	2,068	2,001,165
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.11%), 5.83%, 10/04/28	68	68,438
		14,221,086
Capital Markets — 4.0%
Acuren Delaware Holdco, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 07/30/31	285	285,698
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.69%, 11/01/30	437	438,848
Aretec Group, Inc., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/09/30	369	370,718
Ascensus Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/24/32	920	918,390
Chicago U.S. Midco III LP, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 11/01/32(c)	1,206	1,207,527
Citadel Securities LP, 2024 First Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 10/31/31	921	925,229
CPI Holdco B LLC, 2025 Add-on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 05/19/31	2,412	2,416,416
Edelman Financial Engines Center LLC, 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 04/07/28	893	897,078
Focus Financial Partners LLC, 2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/15/31	1,558	1,560,541
Gryphon Acquire NewCo LLC, Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.85%, 09/13/32	531	534,377
GTCR Everest Borrower LLC, Add on Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 09/05/31	341	342,421
Guardian U.S. Holdco LLC, 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.17%, 01/31/30	208	207,915
Security	Par (000)	Value
Capital Markets (continued)
Hudson River Trading LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.49%, 03/18/30	$319	$ 320,367
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.82%, 12/15/31	2,343	2,330,023
Osaic Holdings, Inc., 2025 Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.60%, 07/30/32	1,337	1,341,760
Summit Acquisition, Inc., 2025 Add-on Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/16/31(c)	79	79,295
		14,176,603
Chemicals — 4.9%
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 12/20/29	668	669,024
Chemours Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.22%, 10/15/32	1,553	1,531,739
Derby Buyer LLC, 2024 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.75%, 11/01/30	1,223	1,226,293
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.61%, 10/04/29	342	328,115
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.84%, 06/12/31	1,092	1,092,968
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 12/18/30	968	972,324
Fortis 333, Inc., USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 03/29/32	350	346,212
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.86%), 5.58%, 02/15/30	176	175,756
INEOS U.S. Finance LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 02/18/30	408	328,724
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 10/07/31	354	234,739
Lonza Group AG, USD Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.03%), 7.70%, 07/03/28	840	733,115
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 11/26/31(c)	585	586,478
Nouryon Finance BV, 2024 USD Term Loan B1, (6-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.04%, 04/03/28	750	749,233
Olympus Water U.S. Holding Corp.
2024 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 06/20/31	1,647	1,630,757
2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 11/03/32	1,131	1,123,230
Oxea Corp., 2017 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.29%, 04/08/31	990	728,999
Paint Intermediate III LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.87%, 10/09/31	344	345,561
Qnity Electronics, Inc., Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.80%, 11/01/32	1,677	1,683,289
Solstice Advanced Materials, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.59%, 10/29/32	607	609,659

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Chemicals (continued)
Sparta U.S. HoldCo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.86%, 08/02/30	$1,445	$ 1,432,154
WR Grace Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.69%, 08/19/32	886	884,947
		17,413,316
Commercial Services & Supplies — 7.3%
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.87%, 05/21/31	1,211	1,217,097
AlixPartners LLP, 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/12/32	1,796	1,797,959
Allied Universal Holdco LLC, 2025 USD Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 08/20/32	2,975	2,988,309
Anticimex International AB, 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.90%), 7.31%, 11/17/31	329	330,299
Aramark Services, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 06/22/30	707	708,976
Belron Finance LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.12%, 10/16/31	2,176	2,186,500
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 08/23/32	800	803,575
CHG Healthcare Services, Inc., 2025 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.71%, 09/29/28	612	614,676
Creative Artists Agency LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 10/01/31	2,064	2,070,773
Ensemble RCM LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.84%, 08/01/29	960	963,717
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 1.50% and 3.75% PIK), 9.09%, 07/31/30(f)	299	286,154
Garda World Security Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 02/01/29	1,365	1,368,644
Grant Thornton Advisors LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 06/02/31	389	389,559
Herc Holdings, Inc., Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.52%, 06/02/32	200	200,708
Hertz Corp.
2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.61%), 7.33%, 06/30/28	695	582,300
2021 Term Loan C, (1-mo. CME Term SOFR at 0.00% Floor + 3.61%), 7.33%, 06/30/28	137	114,912
Ingenovis Health, Inc., Term Loan B, (3-mo. CME Term SOFR + 4.51%), 8.33%, 03/06/28	469	125,348
ION Platform Finance U.S., Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.42%, 10/07/32	2,396	2,242,824
Learning Care Group U.S. No. 2, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 7.86%, 08/11/28	133	110,018
Mavis Tire Express Services Topco Corp., 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 6.72%, 05/04/28	2,136	2,143,061
Security	Par (000)	Value
Commercial Services & Supplies (continued)
Packers Holdings LLC, 2025 Takeback Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 6.50%), 10.32%, 03/10/31	$92	$ 88,348
PG Investment Co. 59 SARL, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 03/26/31	370	370,599
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.13%, 10/13/30	394	394,111
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.58%, 03/07/32	1,795	1,789,241
TRQ Sales LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.90%, 12/30/32(c)	533	525,671
Vortex Opco LLC, Second Out Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.36%), 8.04%, 12/17/28(d)(g)	423	50,783
Wand NewCo 3, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/31	1,328	1,329,097
		25,793,259
Communications Equipment — 0.4%
Ciena Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 10/24/30	844	845,785
Orbcomm, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.20%, 09/01/28	353	335,489
Radiate Holdco LLC
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.72%, 06/26/29	22	21,424
2025 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.00%), 7.72%, 06/26/29	43	42,849
		1,245,547
Construction & Engineering — 2.1%
Apple Bidco LLC, 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/23/31	2,147	2,157,120
Blackfin Pipeline LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.75%, 09/29/32	332	332,275
Brand Industrial Services, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.35%, 08/01/30	1,803	1,639,548
Brown Group Holding LLC
2022 Incremental Term Loan B2, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.56%, 07/01/31	865	868,544
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 07/01/31	883	886,787
Construction Partners, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 11/03/31	196	197,245
Legence Holdings LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.97%, 12/16/31	477	480,420
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/25/31	927	930,370
		7,492,309
Consumer Discretionary — 1.2%
APi Group DE, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/03/29	1,843	1,848,690
Camelot U.S. Acquisition LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 01/31/31	598	589,752
Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.68%), 7.35%, 07/06/29	308	309,547
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Consumer Discretionary (continued)
Fleet U.S. Bidco, Inc., 2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.54%, 02/21/31(c)	$437	$ 439,084
OMNIA Partners LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.45%, 12/31/32	405	406,116
Raven Acquisition Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/19/31	346	347,078
TruGreen LP, 2020 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.10%), 7.82%, 11/02/27	180	176,437
		4,116,704
Consumer Finance — 2.2%
Boost Newco Borrower LLC, 2025 USD Term Loan B2, (3- mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 01/31/31	2,363	2,364,380
Citrin Cooperman Advisors LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.67%, 04/01/32	1,012	1,014,093
Corpay Technologies Operating Co. LLC, Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 04/28/28	1,464	1,464,864
Shift4 Payments LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 06/30/32	425	427,149
Trans Union LLC
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 06/24/31	1,217	1,219,216
2024 Term Loan B9, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 06/24/31	702	703,318
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/31/28	223	223,197
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/05/32	293	292,544
		7,708,761
Consumer Staples Distribution & Retail — 0.8%
Boots Group Finco LP, USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.21%, 08/30/32	845	848,870
Lavender US HoldCo 1, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.93%, 12/30/32	612	616,333
Pye-Barker Fire & Safety LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 12/16/32	794	798,066
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 10/03/31	576	580,144
		2,843,413
Containers & Packaging — 2.6%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.57%, 09/07/27	1,247	1,250,454
Charter Next Generation, Inc., 2024 Term Loan B1, (1-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.50%, 11/29/30	2,349	2,351,843
Clydesdale Acquisition Holdings, Inc.
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 04/01/32	1,053	1,051,995
Term Loan B, (1-mo. CME Term SOFR + 3.18%), 6.89%, 04/13/29	140	140,024
LABL, Inc., 2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.10%), 8.94%, 10/30/28	1,193	751,585
Security	Par (000)	Value
Containers & Packaging (continued)
Mauser Packaging Solutions Holding Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.23%, 04/15/30	$725	$ 709,144
Potters Industries LLC, 2025 Repriced Term Loan B, (1-mo. CEM Term SOFR at 0.00% Floor + 2.50%), 6.17%, 12/09/32(c)	596	598,235
Pregis TopCo LLC, 2025 Refinancing Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 02/01/29	1,035	1,043,173
Proampac PG Borrower LLC, 2024 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 7.89%, 09/15/28	130	130,408
Ring Container Technologies Group LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 09/15/32	373	373,912
Trident TPI Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.42%, 09/15/28	703	673,855
		9,074,628
Distributors — 2.0%
American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/31/31	983	985,980
Core & Main LP
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 07/27/28	2,110	2,114,479
2024 Term Loan E, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 02/09/31	479	479,497
Dealer Tire Financial LLC, 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 07/02/31	806	805,035
Fluid-Flow Products, Inc., 2025 Term Loan B, 03/31/28(h)	253	253,824
Gates Corp.
2022 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 11/16/29	214	214,689
2024 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 06/04/31	1,208	1,210,083
PAI Holdco, Inc., 2020 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 7.83%, 10/28/27	258	224,099
Resideo Funding, Inc., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 08/13/32	740	740,925
		7,028,611
Diversified Telecommunication Services — 1.5%
Altice Financing SA, USD 2017 1st Lien Term Loan, (Prime + 1.75%), 8.50%, 01/31/26(c)	920	908,774
Lumen Technologies, Inc.
2024 Extended Term Loan B1, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/16/29	761	755,662
2024 Extended Term Loan B2, (1-mo. CME Term SOFR at 2.00% Floor + 2.46%), 6.18%, 04/15/30	891	884,576
2024 Term Loan A, (1-mo. CME Term SOFR at 2.00% Floor + 6.00%), 9.72%, 06/01/28	72	72,531
Zayo Group Holdings, Inc., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.00% and 0.50% PIK), 7.33%, 03/11/30(f)	2,986	2,826,180
		5,447,723

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Electric Utilities — 0.7%
Constellation Renewables LLC, 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 2.00%), 5.82%, 12/15/27	$786	$ 788,206
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.35%, 12/15/31	418	419,259
Vistra Operations Co. LLC, 1st Lien Term Loan B3, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 12/20/30	1,069	1,074,347
		2,281,812
Electronic Equipment, Instruments & Components — 0.8%
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 06/20/31(c)	272	273,219
Coherent Corp., 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 07/02/29	548	548,935
Lsf12 Crown U.S. Commercial Bidco LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.37%, 12/02/31	457	459,042
Pinnacle Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.49%, 10/01/32	628	630,000
Project Aurora U.S. Finco, Inc., USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.60%, 09/30/32	172	172,645
Sanmina Corp., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.92%, 10/27/32(c)	749	749,936
		2,833,777
Energy Equipment & Services — 0.1%
Deep Blue Operating I LLC, Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.59%, 10/01/32	233	233,534
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.69%, 09/22/32	189	189,945
		423,479
Entertainment — 1.4%
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.51%), 7.37%, 10/02/28	460	452,718
Delta 2 Lux SARL, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 09/30/31	1,777	1,781,715
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.53%, 03/04/32	1,407	1,406,505
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 07/31/32	238	236,339
Live Nation Entertainment, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 10/21/32	1,167	1,167,000
		5,044,277
Environmental, Maintenance & Security Service — 2.6%
Action Environmental Group, Inc., 2023 Term Loan B, (3- mo. CME Term SOFR + 3.25%), 6.92%, 10/24/30	560	560,259
Clean Harbors, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.50%), 5.22%, 10/08/32	391	394,257
Filtration Group Corp., 2025 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 10/21/28	2,046	2,055,582
GFL ES US LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.27%, 03/03/32	1,773	1,778,876
JFL-Tiger Acquisition Co., Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.48%, 10/17/30	426	426,199
Security	Par (000)	Value
Environmental, Maintenance & Security Service (continued)
Madison IAQ LLC, Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.70%, 06/21/28	$2,224	$ 2,233,414
Reworld Holding Corp.
2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31	262	262,000
2025 1st Lien Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31	119	118,720
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 01/15/31	730	730,583
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 11/30/28	547	547,057
		9,106,947
Financial Services — 0.6%
Apex Group Treasury LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.39%, 02/27/32	1,392	1,306,167
Orion U.S. Finco, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.43%, 10/08/32	658	660,671
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 11/05/28	289	290,355
		2,257,193
Food Products — 1.9%
Chobani LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 10/28/32	3,156	3,168,607
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.45%, 09/30/31	2,286	2,284,005
2025 USD Term Loan B6, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 09/30/32	236	235,910
H-Food Holdings LLC, 2025 Exit Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 6.50%), 10.34%, 03/29/30	92	92,803
Savor Acquisition, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.83%, 02/19/32	44	44,036
UTZ Quality Foods LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 01/29/32	712	714,323
Wellness Pet LLC
2025 First Out Exchange Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.95%), 7.62%, 12/31/29	159	96,310
2025 Second Out Exchange Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.01%), 7.68%, 12/31/29	89	9,767
		6,645,761
Ground Transportation — 0.7%
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 04/10/31	2,491	2,490,516
Health Care Equipment & Supplies — 0.7%
Bausch & Lomb Corp.
2023 Incremental Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/29/28	567	566,950
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 01/15/31	1,304	1,315,984
QuidelOrtho Corp., Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 08/20/32	678	676,880
		2,559,814
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health Care Providers & Services — 2.2%
AHP Health Partners, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 09/20/32	$143	$ 143,030
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 07/26/31	426	428,856
Examworks Bidco, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 11/01/28	1,337	1,343,529
EyeCare Partners LLC, 2024 Third Out Term Loan C, 0.00%, 11/30/28(d)(g)	32	5,537
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 07/03/28	341	343,704
LifePoint Health, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.65%, 05/19/31	770	771,758
Medical Solutions Holdings, Inc.
2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.60%), 7.44%, 11/01/28	547	115,469
2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.10%), 10.94%, 11/01/29	377	76,531
Medline Borrower LP
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 10/23/30	458	459,891
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 10/23/28	935	937,686
Sotera Health Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.34%, 05/30/31	1,294	1,299,201
Star Parent, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.67%, 09/27/30	628	628,295
Surgery Center Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 12/19/30	946	948,531
Team Health Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.34%, 06/30/28	342	343,136
		7,845,154
Hotel & Resort REITs — 0.1%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/20/30	297	296,928
Hotels, Restaurants & Leisure — 7.0%
Aimbridge Acquisition Co., Inc.
2025 1st Lien Second Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 1.61% and 6.00% PIK), 11.35%, 03/11/30(f)	128	126,608
2025 First Out Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 5.61%), 9.35%, 03/11/30	137	137,051
Alterra Mountain Co., 2025 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 05/31/30(c)	636	638,824
Burger King (Restaurant Brands International Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 09/20/30	1,242	1,242,216
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 5.97%, 02/06/31	1,999	1,978,508
Term Loan B, (1-mo. CME Term SOFR + 2.25%), 5.97%, 02/06/30	797	789,943
Security	Par (000)	Value
Hotels, Restaurants & Leisure (continued)
EOC Borrower LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/24/32	$2,153	$ 2,162,740
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.97%, 01/27/29	2,617	2,615,267
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.42%, 11/30/30	2,399	2,395,399
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 06/04/32	718	718,004
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 09/22/32	1,914	1,924,188
Great Canadian Gaming Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.44%, 11/01/29	508	498,237
Herschend Entertainment Co. LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 05/27/32	595	598,729
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.48%, 11/08/30	485	487,735
IRB Holding Corp., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 12/16/30	1,155	1,157,319
Light & Wonder International, Inc., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.99%, 04/14/29	684	685,737
Motion Finco SARL, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 11/12/29	1,345	1,191,290
Ontario Gaming GTA LP, Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.92%, 08/01/30	364	335,867
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 05/03/29	713	716,488
Sabre GLBL, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29	318	279,412
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.10%), 9.82%, 11/15/29(c)	162	143,880
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 12/04/31	330	327,749
Six Flags Entertainment Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 05/01/31	205	202,233
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 03/14/31	1,228	1,231,355
Voyager Parent LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 07/01/32	747	746,739
Whatabrands LLC, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.22%, 08/03/28	588	589,209
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/24/30	828	828,890
		24,749,617
Household Durables — 1.2%
AI Aqua Merger Sub, Inc., 2024 1st Lien Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.86%, 07/31/28	1,419	1,421,990
Hunter Douglas, Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 01/20/32	1,435	1,440,014

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Household Durables (continued)
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR at 0.00% Floor + 2.25%), 5.91%, 10/24/31	$254	$ 255,377
SWF Holdings I Corp., 2024 FLFO A1 Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 4.61%), 8.33%, 12/19/29	105	103,438
Weber-Stephen Products LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.74%, 10/01/32	1,029	1,029,515
		4,250,334
Household Products — 0.2%
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 03/04/32	696	699,373
Independent Power and Renewable Electricity Producers — 1.4%
Calpine Construction Finance Co. LP, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 07/31/30	1,565	1,565,945
Calpine Corp., 2024 Term Loan B10, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 01/31/31	487	487,131
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.59%, 04/16/31	1,981	1,985,498
Talen Energy Supply LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.67%, 11/25/32	715	714,557
		4,753,131
Industrial Conglomerates — 0.1%
CoorsTek, Inc., Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.86%, 10/28/32	375	377,580
Stitch Acquisition Corp., 2024 2nd Out Term Loan, (3-mo. CME Term SOFR + 7.50%), 11.43%, 12/31/29	153	122,746
		500,326
Insurance — 8.8%
Alliant Holdings Intermediate LLC, 2025 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 09/19/31	4,777	4,786,542
AmWINS Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 2.25%), 5.97%, 01/30/32	1,783	1,787,447
Amynta Agency Borrower, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 12/29/31	1,644	1,646,895
Ardonagh Group Finco Pty. Ltd., 2024 USD Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.92%, 02/15/31	1,772	1,766,381
Asurion LLC
2021 2nd Lien Term Loan B3, (1-mo. CME Term SOFR at 0.00% Floor + 5.36%), 9.08%, 01/31/28	689	685,369
2021 Second Lien Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 5.36%), 9.08%, 01/20/29	654	640,920
2023 Term Loan B11, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.07%, 08/19/28	978	979,491
2024 Term Loan B12, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30	603	602,780
2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.97%, 09/19/30	1,144	1,143,149
Baldwin Insurance Group Holdings LLC, 2025 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.25%, 05/26/31	688	685,730
HUB International Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 06/20/30	2,869	2,882,007
Security	Par (000)	Value
Insurance (continued)
Hyperion Refinance SARL, 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/31	$1,210	$ 1,212,232
Jones DesLauriers Insurance Management Inc., 2025 Repriced Term Loan B, 12/10/32(h)	786	786,081
Jones Deslauriers Insurance Management, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.59%, 03/15/30	752	752,090
OneDigital Borrower LLC, 2025 Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 07/02/31	155	155,409
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/15/31	1,296	1,296,684
Sedgwick Claims Management Services, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 07/31/31	2,614	2,621,427
Truist Insurance Holdings LLC
2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 05/06/31	2,508	2,508,650
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.42%, 05/06/32	325	328,786
USI, Inc.
2024 Term Loan C, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 09/29/30	1,215	1,216,843
2024 Term Loan D, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 11/21/29	2,449	2,454,131
		30,939,044
Interactive Media & Services — 0.2%
MH Sub I LLC
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 05/03/28	441	408,750
2024 Term Loan B4, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 7.97%, 12/31/31	366	312,185
		720,935
Internet Software & Services — 2.6%
Barracuda Networks, Inc., 2022 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 8.34%, 08/15/29	768	619,897
CNT Holdings I Corp., 2025 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.25%), 6.09%, 11/08/32	915	916,774
Gen Digital, Inc.
2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 09/12/29	2,021	2,023,050
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 04/16/32	201	201,090
Go Daddy Operating Co. LLC
2024 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 05/30/31	714	715,179
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 11/09/29	1,025	1,026,250
Proofpoint, Inc., 2025 Repriced Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.67%, 08/31/28	2,346	2,356,033
StubHub Holdco Sub LLC, 2024 Extended Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 03/15/30	1,355	1,340,410
		9,198,683
IT Services — 4.1%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 09/29/31	860	861,046
Avalara, Inc., 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 03/26/32	80	79,888
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
IT Services (continued)
Capstone Borrower, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 06/17/30	$817	$ 815,557
Clover Holdings 2 LLC, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.77%, 12/09/31	1,655	1,653,804
Dayforce, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.84%, 03/01/31(c)	1,139	1,137,207
Finastra USA, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 09/15/32	2,649	2,589,397
Fortress Intermediate 3, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.78%, 06/27/31	384	383,844
McAfee Corp., 2024 USD 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.72%, 03/01/29	1,188	1,092,612
Peraton Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.85%), 7.69%, 02/01/28	1,185	1,098,288
Ping Identity Corporation, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.62%, 11/15/32	396	396,495
Polaris Newco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.01%), 7.85%, 06/02/28	1,094	1,053,697
Quartz Acquireco LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 06/28/30(c)	708	706,105
X Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.75%), 10.45%, 10/26/29	2,754	2,702,910
		14,570,850
Leisure Products — 0.4%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 01/22/31	396	397,117
City Football Group Ltd., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 07/22/30	860	857,837
		1,254,954
Machinery — 3.9%
Arcline FM Holdings LLC, 2025 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 2.75%), 6.42%, 06/23/30	596	597,884
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.48%, 03/15/30	322	322,858
Columbus McKinnon Corp., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.17%, 05/14/28(c)	185	185,498
Generac Power Systems, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.62%, 07/03/31	198	197,994
Husky Injection Molding Systems Ltd., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.75%), 7.53%, 02/15/29	2,648	2,664,932
Indicor LLC, 2024 USD 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.42%, 11/22/29	574	576,831
INNIO Group Holding GmbH, 2025 Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.13%, 11/02/28	608	609,520
Madison Safety & Flow LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.23%, 09/26/31	342	343,691
SPX Flow, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 04/05/29	1,814	1,817,657
Security	Par (000)	Value
Machinery (continued)
TK Elevator U.S. Newco, Inc., 2025 USD Term Loan B, (6-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.95%, 04/30/30	$2,312	$ 2,324,731
Vertiv Group Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.61%, 08/12/32	2,530	2,541,234
WEC U.S. Holdings, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.87%, 01/27/31	1,486	1,487,990
		13,670,820
Media — 4.1%
Altice France SA, 2025 USD Term Loan B14, (3-mo. CME Term SOFR at 0.00% Floor + 6.88%), 10.86%, 05/31/31	1,070	1,068,279
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.99%, 12/07/30	842	840,557
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.24%, 12/15/31	586	586,512
Crown Finance U.S., Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.34%, 12/02/31	654	644,280
CSC Holdings LLC, 2019 Term Loan B5, (Prime + 1.50%), 8.25%, 04/15/27	2,114	1,843,333
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.26%), 9.10%, 08/02/27	65	64,795
ECL Entertainment LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 08/30/30	646	643,936
Gray Media, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 5.25%), 9.12%, 06/04/29	3	2,997
Learfield Communications LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.75%), 8.47%, 06/30/28	384	384,475
NEP Group, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.50%), 8.22%, 10/17/31	961	877,210
Radiate Holdco LLC, 2025 FLFO Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 5.23% and 1.50% PIK), 8.83%, 09/25/29(f)	1,941	1,484,632
Scientific Games Holdings LP, 2024 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 6.93%, 04/04/29	494	484,252
Sunrise Financing Partnership, Term Loan AAA1, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.43%, 02/16/32	358	359,088
Telenet Financing USD LLC, 2020 USD Term Loan AR, (1-mo. CME Term SOFR at 0.00% Floor + 2.11%), 5.86%, 04/30/28	235	234,824
UFC Holdings LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.87%, 11/21/31	2,384	2,393,374
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1-mo. CME Term SOFR at 0.00% Floor + 3.36%), 7.11%, 01/31/29	278	278,348
2023 USD Term Loan Y, (6-mo. CME Term SOFR at 0.00% Floor + 3.28%), 7.05%, 03/31/31	609	602,694
WMG Acquisition Corp., 2024 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.57%, 01/24/31	1,828	1,832,474
		14,626,060
Metals & Mining — 1.3%
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 05/13/29	68	68,269
BradyPlus Holdings LLC, 2025 Term Loan B, (3-mo. CEM Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/11/30	1,746	1,725,624

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Metals & Mining (continued)
Covia Holdings LLC, 2025 Repriced Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.71%, 02/26/32	$977	$ 968,476
Element Solutions, Inc., 2025 Add-on Term Loan B, 12/18/30(h)	320	321,466
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.42%, 03/11/32	1,547	1,552,460
		4,636,295
Oil, Gas & Consumable Fuels — 2.0%
Buckeye Partners LP, 2025 Term Loan B7, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 11/22/32	337	338,303
Colossus Acquireco LLC, Term Loan B, (3-mo. SOFR at 0.00% Floor + 1.75%), 5.41%, 07/30/32	1,284	1,282,527
EG America LLC, 2025 USD Repriced Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.32%, 02/07/28	223	223,835
Freeport LNG Investments LLLP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 7.12%, 12/21/28	1,390	1,393,835
GIP Pilot Acquisition Partners LP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.94%, 10/04/30	163	162,926
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.74%, 02/11/30	476	476,700
M6 ETX Holdings II Midco LLC, 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.20%, 04/01/32	353	354,900
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.59%, 04/07/32	216	217,737
Oryx Midstream Services Permian Basin LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.98%, 10/05/28	1,851	1,858,516
Stakeholder Midstream LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 4.00%), 8.04%, 01/02/31	514	515,341
Whitewater Matterhorn Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.98%, 06/16/32	178	178,527
		7,003,147
Passenger Airlines — 1.3%
AAdvantage Loyalty IP Ltd.
2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.13%, 04/20/28	561	562,212
2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.13%, 05/28/32	453	454,708
Air Canada, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 03/21/31	1,049	1,054,646
American Airlines, Inc.
Series AA, 2017 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.85%), 5.69%, 01/29/27	164	163,622
2023 1st Lien Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.26%, 06/04/29	904	904,417
JetBlue Airways Corp., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.44%, 08/27/29	676	645,897
United Airlines, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.73%, 02/22/31	723	725,359
		4,510,861
Security	Par (000)	Value
Personal Care Products — 0.1%
ACP Tara Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.95%, 12/15/32(c)	$186	$ 186,930
Pharmaceuticals — 1.7%
Amneal Pharmaceuticals LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 7.22%, 08/01/32	1,492	1,503,452
Elanco Animal Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.62%, 10/31/32	265	265,525
Endo Finance Holdings, Inc., 2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 7.47%, 04/23/31	393	389,409
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.10%), 7.77%, 10/01/27	429	420,840
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 05/05/28	1,092	1,095,463
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 09/22/32	1,103	1,107,882
Organon & Co., 2024 USD Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 5.97%, 05/19/31	264	253,834
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 04/20/29	515	517,065
PRA Health Sciences, Inc., 2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.67%, 07/03/28	85	85,634
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.47%, 08/01/31	219	219,201
		5,858,305
Real Estate Management & Development — 0.1%
Cushman & Wakefield U.S. Borrower LLC, 2025 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 01/31/30	339	340,742
Semiconductors & Semiconductor Equipment — 0.4%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.47%, 07/06/29	271	272,197
MKS, Inc., 2025 USD Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 08/17/29	1,009	1,013,027
		1,285,224
Software — 13.5%
Applied Systems, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.17%, 02/24/31	2,333	2,345,322
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 02/15/29	1,859	1,861,056
BCPE Pequod Buyer, Inc., USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 11/25/31	1,021	1,022,939
Boxer Parent Co., Inc., 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.82%, 07/30/31	2,195	2,187,326
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 5.72%, 01/23/32	1,588	1,592,041
Central Parent LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 07/06/29	1,985	1,676,611
Clearwater Analytics LLC, 2025 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.21%, 04/21/32	691	689,975
Cloud Software Group, Inc.
2025 Term Loan B (2031), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 03/21/31	1,860	1,861,745
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Software (continued)
Cloud Software Group, Inc. (continued)
2025 Term Loan B (2032), (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 08/13/32	$2,585	$ 2,586,738
Cloudera, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.85%), 7.57%, 10/08/28	471	448,833
CoreLogic, Inc.
2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.61%), 10.33%, 06/04/29	333	335,344
Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.61%), 7.33%, 06/02/28	1,172	1,171,910
Cotiviti, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.62%, 05/01/31	1,421	1,363,026
Darktrace PLC, 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.19%, 10/09/31	158	158,082
Dayforce, Inc., 2025 Term Loan, 08/20/32(h)	2,050	2,042,681
DS Admiral Bidco LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 7.92%, 06/26/31(c)	432	423,313
Ellucian Holdings, Inc.
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.47%, 10/08/29	2,015	2,025,423
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.75%), 8.47%, 11/22/32	352	354,309
Epicor Software Corp., 2024 Term Loan F, (1-mo. CME Term SOFR at 0.75% Floor + 2.50%), 6.22%, 05/30/31	1,797	1,801,638
Genesys Cloud Services, Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.22%, 01/30/32	3,276	3,265,318
Kaseya, Inc., 2025 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.72%, 03/20/32	2,223	2,223,171
Mitchell International, Inc.
2024 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 6.97%, 06/17/31	1,427	1,430,601
2024 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 8.97%, 06/17/32	329	325,381
Modena Buyer LLC, Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.09%, 07/01/31	414	410,975
Planview Parent, Inc., 2024 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 3.50%), 7.17%, 12/17/27	197	188,061
PointClickCare Technologies, Inc., 2025 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.42%, 11/03/31	485	484,797
Project Boost Purchaser LLC, 2025 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.61%, 07/16/31	1,593	1,596,291
RealPage, Inc., 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.26%), 6.93%, 04/24/28	1,171	1,169,029
Sabre GLBL, Inc.(c)
2025 11th Amendment Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29	116	103,521
2025 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 6.35%), 10.07%, 07/30/29	57	50,593
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 05/09/31	2,420	2,433,066
UKG, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.34%, 02/10/31	2,645	2,645,867
VS Buyer LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.09%, 04/12/31	1,624	1,628,035
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 5.72%, 10/22/29(c)	458	460,417
Security	Par (000)	Value
Software (continued)
X.AI LLC, Term Loan, (6-mo. CME Term SOFR at 0.00% Floor + 7.25%), 10.85%, 06/28/30	$1,561	$ 1,538,618
Zelis Payments Buyer, Inc.
5th Amendment Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 11/26/31	1,183	1,172,698
Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.47%, 09/28/29	705	697,551
		47,772,302
Specialty Retail — 0.3%
LS Group OpCo Acquistion LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.31%, 04/23/31	545	545,115
Peer USA LLC, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.92%, 09/29/32	240	240,199
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.35%), 7.07%, 10/20/28	202	200,165
Serta Simmons Bedding LLC, 2023 New Term Loan, (3-mo. CME Term SOFR + 7.61%), 11.29%, 06/29/28	189	177,291
		1,162,770
Technology Hardware, Storage & Peripherals — 0.4%
Cubic Corp.
2025 Second Out Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.51%), 8.37%, 05/25/29	2,142	1,084,380
2025 Second Out Term Loan C, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 8.37%, 05/25/29	311	157,381
		1,241,761
Textiles, Apparel & Luxury Goods — 0.4%
ABG Intermediate Holdings 2 LLC
2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 12/21/28	862	861,967
2025 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 5.97%, 02/13/32	456	456,152
Beach Acquisition Bidco LLC, USD Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.92%, 09/12/32	220	221,514
		1,539,633
Trading Companies & Distributors — 0.1%
TMK Hawk Parent Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 2.00% and 3.25% PIK), 8.97%, 07/02/29(f)	1,143	465,601
Transportation Infrastructure — 0.2%
OLA Netherlands BV, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 6.35%), 10.07%, 12/15/26	508	504,195
SIRVA Worldwide, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 2.00% Floor + 8.00%), 11.89%, 08/20/29	671	255,052
		759,247
Wireless Telecommunication Services — 1.1%
Digicel International Finance Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 5.25%), 9.02%, 08/06/32	497	495,226

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wireless Telecommunication Services (continued)
Level 3 Financing, Inc., 2025 Repriced Term Loan B4, (1- mo. CME Term SOFR at 0.00% Floor + 3.25%), 6.97%, 03/29/32	$2,331	$ 2,336,245
Windstream Services LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.00%), 7.72%, 10/06/32(c)	920	922,300
		3,753,771
Total Floating Rate Loan Interests — 108.8% (Cost: $388,273,648)		384,038,913

	Shares
Investment Companies
Equity Funds — 5.2%
Hearthside Equity	5,718	86,245
Invesco Senior Loan ETF	640,400	13,448,400
SPDR Blackstone Senior Loan ETF	120,000	4,952,400
		18,487,045
Fixed Income Funds(i) — 3.4%
iShares 0-5 Year High Yield Corporate Bond ETF	5,000	214,350
iShares Broad USD High Yield Corporate Bond ETF	240,000	8,974,800
iShares iBoxx $ High Yield Corporate Bond ETF	33,000	2,660,790
		11,849,940
Total Investment Companies — 8.6% (Cost: $30,143,316)		30,336,985

	Benefical Interest (000)
Other Interests
Capital Markets — 0.0%
Millennium Lender Claim Trust(c)(j)	$991	—
Industrial Conglomerates — 0.0%
Millennium Corp.(c)(j)	930	—
Total Other Interests — 0.0% (Cost: $ — )		—

Shares
Preferred Securities
Preferred Stocks — 0.0%(d)
Ground Transportation — 0.0%
Sirva BGRS Holdings, Inc., 07/21/30	207	36,167
Security	Shares	Value
IT Services(c) — 0.0%
Veritas Newco
Series G	1,121	$ 26,346
Series G-1	774	17,805
		44,151
		80,318
Total Preferred Securities — 0.0% (Cost: $184,682)		80,318
Warrants
Financial Services — 0.0%
Service King (Carnelian Point), (Exercisable 01/14/23, 1 Share for 1 Warrant, Expires 06/30/27, Strike Price USD 10.00)(d)	1,675	—
Total Warrants — 0.0% (Cost: $ — )		—
Total Investments — 122.8% (Cost: $438,234,834)		433,452,456
Liabilities in Excess of Other Assets — (22.8)%		(80,398,046)
Net Assets — 100.0%		$ 353,054,410

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $202,944, representing 0.1% of its net assets as of period end, and an original cost of $22,770.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Affiliate of the Trust.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares(a)	$ —	$ 67,722,798	$ (67,722,798)	$ —	$ —	$ —	—	$ 21,677	$ —
iShares 0-5 Year High Yield Corporate Bond ETF	213,050	—	—	—	1,300	214,350	5,000	15,061	—
iShares Broad USD High Yield Corporate Bond ETF	—	8,864,310	—	—	110,490	8,974,800	240,000	512,275	—
iShares iBoxx $ High Yield Corporate Bond ETF	2,202,200	6,688,650	(6,304,122)	8,922	65,140	2,660,790	33,000	299,534	—
				$ 8,922	$ 176,930	$ 11,849,940		$ 848,547	$ —

(a)	As of period end, the entity is no longer held.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Ultra Long Treasury Note	17	03/20/26	$ 1,955	$ 2,495
U.S. Long Bond	9	03/20/26	1,040	8,547
				$ 11,042
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	24,091	GBP	18,000	HSBC Bank PLC	03/18/26	$ (167)
Centrally Cleared Credit Default Swaps — Sell Protection
Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	B-	USD	3,200	$ 248,120	$ 218,125	$ 29,995
CDX.NA.HY.44.V1	5.00	Quarterly	06/20/30	B-	USD	300	24,265	14,733	9,532
							$ 272,385	$ 232,858	$ 39,527

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
OTC Total Return Swaps
Paid by the Trust		Received by the Trust
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1-day SOFR, 3.87%	Quarterly	Markit iBoxx USD Liquid Leveraged Loan Index	Quarterly	Barclays Bank PLC	N/A	06/20/26	USD	5,000	$ 72,675	$ (54,056)	$ 126,731

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ 232,858	$ —	$ 39,527	$ —
OTC Swaps	—	(54,056)	126,731	—

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the
Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 11,042	$ —	$ 11,042
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	39,527	—	—	—	—	39,527
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	126,731	—	126,731
	$ —	$ 39,527	$ —	$ —	$ 137,773	$ —	$ 177,300
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized depreciation on forward foreign currency exchange contracts	$ —	$ —	$ —	$ 167	$ —	$ —	$ 167
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	54,056	—	54,056
	$ —	$ —	$ —	$ 167	$ 54,056	$ —	$ 54,223

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ 23,456	$ —	$ 23,456
Forward foreign currency exchange contracts	—	—	—	(1,316)	—	—	(1,316)
Swaps	—	136,053	—	—	57,198	—	193,251
	$ —	$ 136,053	$ —	$ (1,316)	$ 80,654	$ —	$ 215,391
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 11,042	$ —	$ 11,042
Forward foreign currency exchange contracts	—	—	—	(433)	—	—	(433)
Swaps	—	58,819	—	—	(102,558)	—	(43,739)
	$ —	$ 58,819	$ —	$ (433)	$ (91,516)	$ —	$ (33,130)
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$748,902
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	24,032
Credit default swaps:
Average notional value — sell protection	3,825,000
Total return swaps:
Average notional value	5,000,000
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$ 5,157	$ —
Forward foreign currency exchange contracts	—	167
Swaps — centrally cleared	—	1,633
Swaps — OTC(a)	126,731	54,056
Total derivative assets and liabilities in the Statements of Assets and Liabilities	131,888	55,856
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,157)	(1,633)
Total derivative assets and liabilities subject to an MNA	$ 126,731	$ 54,223

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statements of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$ 126,731	$ (54,056)	$ —	$ —	$ 72,675

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Barclays Bank PLC	$ 54,056	$ (54,056)	$ —	$ —	$ —
HSBC Bank PLC	167	—	—	—	167
	$ 54,223	$ (54,056)	$ —	$ —	$ 167

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$ —	$ 3,889,043	$ —	$ 3,889,043
Common Stocks
Automobile Components	20,399	—	—	20,399
Entertainment	—	—	202,944	202,944
Financial Services	—	—	295,094	295,094
Ground Transportation	—	752	—	752
Hotels, Restaurants & Leisure	—	—	106,758	106,758
Household Products	—	—	—	—
Industrial Conglomerates	—	42,249	—	42,249
IT Services	—	—	484,882	484,882
Trading Companies & Distributors	—	—	102,141	102,141
Transportation Infrastructure	—	—	75,068	75,068
Wireless Telecommunication Services	—	110,759	—	110,759
Corporate Bonds	—	11,660,508	63,085	11,723,593
Fixed Rate Loan Interests	—	1,942,558	—	1,942,558
Floating Rate Loan Interests	—	373,712,106	10,326,807	384,038,913
Investment Companies
Equity Funds	18,400,800	86,245	—	18,487,045
Fixed Income Funds	11,849,940	—	—	11,849,940
Other Interests	—	—	—	—
Preferred Securities
Preferred Stocks	—	36,167	44,151	80,318
Warrants	—	—	—	—
Unfunded Floating Rate Loan Interests(a)	—	6,352	224	6,576
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(2,803)	—	(2,803)
	$30,271,139	$391,483,936	$11,701,154	$433,456,229
Derivative Financial Instruments(b)
Assets
Credit Contracts	$ —	$ 39,527	$ —	$ 39,527
Interest Rate Contracts	11,042	126,731	—	137,773
Liabilities
Foreign Currency Exchange Contracts	—	(167)	—	(167)
	$11,042	$166,091	$—	$177,133

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $71,000,000 are categorized as Level 2 within the fair value hierarchy.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Total
Assets
Opening balance, as of December 31, 2024	$ 994,251	$ 138,839	$ 1,620,655	$ 15,206,471	$ — (a)	$ 37,905	$ —	$ 17,998,121
Transfers into Level 3(b)	—	—	18,456	712,145	—	—	—	730,601
Transfers out of Level 3(c)	—	—	(1,140,000)	(5,801,994)	—	—	—	(6,941,994)
Accrued discounts/premiums	—	7,579	357	30,238	—	—	—	38,174
Net realized gain (loss)	222,028	(85)	1,851	(110,879)	—	—	—	112,915
Net change in unrealized appreciation (depreciation)(d)(e)	(871,543)	(68,714)	(18,108)	(39,003)	—	6,246	224	(990,898)
Purchases	1,578,719	139,455	6,210	9,170,471	—	—	—	10,894,855
Sales	(656,568)	(153,989)	(489,421)	(8,840,642)	—	—	—	(10,140,620)
Closing balance, as of December 31, 2025	$ 1,266,887	$ 63,085	$ —	$ 10,326,807	$ — (a)	$ 44,151	$ 224	$ 11,701,154
Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025(e)	$ (871,543)	$ (83,344)	$ (22,577)	$ 62,089	$ —	$ 6,246	$ 224	$ (908,905)

(a)	Rounds to less than $1.
(b)
As of December 31, 2024, the Trust used observable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)
As of December 31, 2024, the Trust used significant unobservable inputs in determining the value of certain investments. As of December 31, 2025, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
December 31, 2025

	BHK	HYT(a)	BTZ	BGT
ASSETS
Investments, at value — unaffiliated(b)	$ 1,050,340,854	$ 1,972,330,686	$ 1,726,121,635	$ 421,602,516
Investments, at value — affiliated(c)	1,210,830	18,900,621	10,458,588	11,849,940
Cash	25,749	381,807	—	—
Cash pledged:
Collateral — reverse repurchase agreements	2,040,000	—	56,000	—
Collateral — exchange-traded options written	—	—	1,628,000	—
Futures contracts	905,415	1,117,000	5,331,000	78,000
Centrally cleared swaps	596,000	1,687,000	3,627,000	242,000
Foreign currency, at value(d)	382,073	67,434	135,788	2,653
Receivables:
Investments sold	305,745	2,999,282	341,618	730,648
Reverse repurchase agreements	7,114,709	—	187,396	—
Dividends — unaffiliated	14,346	234,564	—	—
Dividends — affiliated	2,364	223	5,103	1,862
Interest — unaffiliated	14,780,346	32,819,241	22,944,302	2,751,518
Variation margin on futures contracts	65,031	73,531	402,375	5,157
Variation margin on centrally cleared swaps	2,144	—	—	—
Swap premiums paid	5,046	76,151	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	21,692	134,039	1,246	—
OTC swaps	5,183	1,434,561	—	126,731
Unfunded floating rate loan interests	1,124	10,202	2,337	6,576
Deferred offering costs	147,962	224,130	—	118,233
Prepaid expenses	151	325	682	72
Total assets	1,077,966,764	2,032,490,797	1,771,243,070	437,515,906
LIABILITIES
Bank overdraft	—	—	91,179	446,221
Cash received:
Collateral — reverse repurchase agreements	73,000	—	—	—
Collateral — OTC derivatives	—	880,000	—	—
Collateral — TBA commitments	—	—	550,000	—
Reverse repurchase agreements, at value	345,404,248	—	544,329,823	—
Payables:
Investments purchased	1,107,237	9,400,720	163,569,892	11,964,511
Reverse repurchase agreements	7,142,146	—	482,043	—
Accounting services fees	47,696	69,251	58,922	21,731
Bank borrowings	—	444,000,000	—	71,000,000
Custodian fees	19,191	16,241	27,185	9,481
Income dividend distributions	165,542	569,733	388,461	97,884
Interest expense	—	1,811,546	—	315,062
Investment advisory fees	481,267	1,011,861	845,521	263,706
Offering costs	34,967	—	—	—
Trustees’ and Officer’s fees	256,718	692,736	791,903	182,137
Other accrued expenses	675	58,650	1,441	1,851
Principal payups	3,001,738	—	—	—
Professional fees	82,697	146,957	57,189	87,850
Proxy fees	—	—	67,446	—
Transfer agent fees	19,662	50,459	25,052	12,403
Variation margin on futures contracts	106,942	38	135,487	—
Variation margin on centrally cleared swaps	—	6,942	8,438	1,633
Swap premiums received	2,356	378,559	—	54,056
Financial Statements

Statements of Assets and Liabilities  (continued)
December 31, 2025
	BHK	HYT(a)	BTZ	BGT
Unrealized depreciation on:
Forward foreign currency exchange contracts	$ 12,917	$ 43,541	$ 1,777	$ 167
OTC swaps	59	453	—	—
Unfunded floating rate loan interests	392	3,214	576	2,803
Total liabilities	357,959,450	459,140,901	711,432,335	84,461,496
Commitments and contingent liabilities
NET ASSETS	$ 720,007,314	$ 1,573,349,896	$ 1,059,810,735	$ 353,054,410
NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$ 865,559,647	$ 1,787,878,412	$ 1,137,936,567	$ 398,118,747
Accumulated loss	(145,552,333)	(214,528,516)	(78,125,832)	(45,064,337)
NET ASSETS	$ 720,007,314	$ 1,573,349,896	$ 1,059,810,735	$ 353,054,410
Net asset value	$ 9.97	$ 9.65	$ 11.36	$ 11.84
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$1,053,320,315	$1,923,113,450	$1,718,854,900	$426,665,782
(c) Investments, at cost—affiliated	$1,210,830	$18,400,263	$10,390,314	$11,569,052
(d) Foreign currency, at cost	$399,901	$67,310	$135,815	$2,586
(e) Shares outstanding	72,224,224	163,047,980	93,324,457	29,824,720
(f) Shares authorized	Unlimited	250 million	Unlimited	Unlimited
(g) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended December 31, 2025

	BHK	HYT(a)	BTZ	BGT
INVESTMENT INCOME
Dividends — unaffiliated	$83,517	$2,160,907	$1,167,084	$1,299,628
Dividends — affiliated	239,454	1,477,264	370,925	848,547
Interest — unaffiliated	56,484,849	142,983,411	99,035,552	28,553,800
Payment-in-kind interest — unaffiliated	272,360	2,491,627	603,271	358,704
Other income — unaffiliated	5,357	82,986	282,542	187,169
Total investment income	57,085,537	149,196,195	101,459,374	31,247,848
EXPENSES
Investment advisory	5,108,958	11,887,495	10,002,211	3,069,536
Accounting services	139,514	208,518	180,543	65,456
Professional	130,134	251,592	120,102	104,720
Transfer agent	83,801	156,742	106,421	50,030
Offering	76,501	—	—	—
Trustees and Officer	64,591	174,773	145,969	43,555
Custodian	53,523	52,982	75,782	27,850
Registration	19,553	77,902	33,299	15,404
Printing and postage	7,569	12,346	31,610	4,103
Miscellaneous	27,364	56,225	34,253	12,371
Total expenses excluding interest expense	5,711,508	12,878,575	10,730,190	3,393,025
Interest expense and fees — unaffiliated	15,830,558	23,146,019	24,820,552	3,710,068
Total expenses	21,542,066	36,024,594	35,550,742	7,103,093
Less fees waived and/or reimbursed by the Manager	(4,477)	(132,583)	(15,692)	(96,530)
Total expenses after fees waived and/or reimbursed	21,537,589	35,892,011	35,535,050	7,006,563
Net investment income	35,547,948	113,304,184	65,924,324	24,241,285
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	921,986	10,934,973	4,587,392	(4,816,686)
Investments — affiliated	—	(58,113)	180,184	8,922
Forward foreign currency exchange contracts	(514,746)	(4,151,481)	(261,321)	(1,316)
Foreign currency transactions	(15,134)	(363,858)	51,894	67
Futures contracts	(4,196,017)	361,422	1,050,852	23,456
Options written	—	—	999,984	—
Swaps	(380,403)	1,936,633	1,660,218	193,251
	(4,184,314)	8,659,576	8,269,203	(4,592,306)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	19,387,707	23,547,253	24,980,420	(367,593)
Investments — affiliated	—	316,583	68,274	176,930
Forward foreign currency exchange contracts	(141,584)	(600,238)	(35,181)	(433)
Foreign currency translations	9,634	32,806	1,258	183
Futures contracts	1,443,262	115,507	(1,989,025)	11,042
Options written	—	—	(478,459)	—
Swaps	242,221	476,581	5,537,435	(43,739)
Unfunded floating rate loan interests	1,284	11,186	933	2,852
	20,942,524	23,899,678	28,085,655	(220,758)
Net realized and unrealized gain (loss)	16,758,210	32,559,254	36,354,858	(4,813,064)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,306,158	$145,863,438	$102,279,182	$19,428,221
(a) Consolidated Statement of Operations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BHK		HYT(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$35,547,948	$30,991,491	$113,304,184	$108,305,520
Net realized gain (loss)	(4,184,314)	(31,564,588)	8,659,576	(7,309,115)
Net change in unrealized appreciation (depreciation)	20,942,524	10,094,872	23,899,678	26,090,798
Net increase in net assets resulting from operations	52,306,158	9,521,775	145,863,438	127,087,203
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(35,510,779)	(31,728,469)	(115,506,088)	(113,650,697)
Return of capital	(21,053,491)	(16,662,102)	(33,990,930)	(22,803,870)
Decrease in net assets resulting from distributions to shareholders	(56,564,270)	(48,390,571)	(149,497,018)	(136,454,567)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	84,830,682	95,831,907
Proceeds from rights offering (Note 11)	166,476,836	—	—	—
Reinvestment of distributions	495,710	1,179,065	6,559,791	10,528,206
Net increase in net assets derived from capital share transactions	166,972,546	1,179,065	91,390,473	106,360,113
NET ASSETS
Total increase (decrease) in net assets	162,714,434	(37,689,731)	87,756,893	96,992,749
Beginning of year	557,292,880	594,982,611	1,485,593,003	1,388,600,254
End of year	$720,007,314	$557,292,880	$1,573,349,896	$1,485,593,003

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BTZ		BGT
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$65,924,324	$64,589,850	$24,241,285	$25,830,434
Net realized gain (loss)	8,269,203	(4,234,815)	(4,592,306)	(3,367,523)
Net change in unrealized appreciation (depreciation)	28,085,655	3,002,423	(220,758)	2,583,268
Net increase in net assets resulting from operations	102,279,182	63,357,458	19,428,221	25,046,179
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(67,754,878)	(62,856,630)	(24,276,229)	(26,212,029)
Return of capital	(26,204,185)	(31,102,433)	(16,110,907)	(7,131,653)
Decrease in net assets resulting from distributions to shareholders	(93,959,063)	(93,959,063)	(40,387,136)	(33,343,682)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	52,361,205	40,437,940
Reinvestment of distributions	—	—	858,415	832,604
Net increase in net assets derived from capital share transactions	—	—	53,219,620	41,270,544
NET ASSETS
Total increase (decrease) in net assets	8,320,119	(30,601,605)	32,260,705	32,973,041
Beginning of year	1,051,490,616	1,082,092,221	320,793,705	287,820,664
End of year	$1,059,810,735	$1,051,490,616	$353,054,410	$320,793,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended December 31, 2025

	BHK	HYT(a)	BTZ	BGT
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$52,306,158	$145,863,438	$102,279,182	$19,428,221
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	339,331,950	1,076,269,129	2,299,045,204	160,202,946
Purchases of long-term investments	(464,376,320)	(1,154,312,859)	(2,286,222,385)	(207,361,951)
Net proceeds from sales (purchases) of short-term securities	3,254,366	(418,476)	3,744,035	(61,979)
Amortization of premium and accretion of discount on investments and other fees	(3,099,832)	(9,007,521)	(1,642,145)	(584,446)
Paid-in-kind income	(283,663)	(2,491,627)	(601,890)	(343,118)
Premiums paid on closing options written	—	—	(63,211)	—
Premiums received from options written	—	—	233,423	—
Net realized (gain) loss on investments and options written	(917,306)	(9,987,955)	(5,570,309)	4,830,597
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations, unfunded floating rate loan interests and forwards	(19,250,654)	(24,058,454)	(24,535,985)	290,619
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1,517	6,291	6,257	(8)
Dividends — unaffiliated	(14,346)	(159,317)	—	—
Interest — unaffiliated	(4,806,697)	(1,656,201)	(196,398)	65,481
Variation margin on futures contracts	221,720	(70,567)	66,563	(5,157)
Variation margin on centrally cleared swaps	(2,144)	42,675	—	3,526
Swap premiums paid	(330)	(26,996)	—	—
Prepaid expenses	4,880	12,051	9,000	2,429
Deferred offering costs.	(147,962)	(74,479)	—	24,137
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	59,000	—	—	—
Collateral — OTC derivatives	—	880,000	—	—
Collateral — TBA commitments	—	—	550,000	—
Payables
Accounting services fees	(1,648)	(13,165)	(16,935)	(5,203)
Custodian fees	(4,120)	(5,232)	(4,986)	(2,239)
Interest expense	(1,190,002)	(190,637)	1,090,865	(15,641)
Investment advisory fees	87,196	64,570	6,358	23,294
Trustees’ and Officer’s fees	33,484	66,251	29,598	3,612
Other accrued expenses	(8,657)	(5,544)	(1,290)	(8,092)
Professional fees	(18,256)	45,160	(26,201)	(19,464)
Transfer agent fees	3,274	24,110	2,808	2,944
Variation margin on futures contracts	(263,865)	38	(119,148)	—
Variation margin on centrally cleared swaps	(16,307)	6,942	(23,107)	1,633
Swap premiums received	(1,660)	(199,736)	—	(18,949)
Other liabilities	(627,077)	—	—	—
Net cash provided by (used for) operating activities	(99,727,301)	20,601,889	88,039,303	(23,546,808)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(55,903,018)	(142,367,494)	(93,570,602)	(39,430,837)
Payments for offering costs	34,967	—	—	—
Payments for bank borrowings	—	(611,000,000)	—	(117,000,000)
Proceeds from bank borrowings	—	648,000,000	—	126,000,000
Increase (decrease) in bank overdraft	(132,109)	(920,425)	91,179	446,221
Proceeds from issuance of capital shares	—	84,830,682	—	52,998,059
Proceeds from rights offering	166,476,836	—	—	—
Net borrowing of reverse repurchase agreements	(17,663,178)	—	7,485,296	—
Net cash provided by (used for) for financing activities	92,813,498	(21,457,237)	(85,994,127)	23,013,443
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,691	(548)	(2)	183

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended December 31, 2025
	BHK	HYT(a)	BTZ	BGT
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$(6,911,112)	$(855,896)	$2,045,174	$(533,182)
Restricted and unrestricted cash and foreign currency at beginning of year	10,860,349	4,109,137	8,732,614	855,835
Restricted and unrestricted cash and foreign currency at end of year	$3,949,237	$3,253,241	$10,777,788	$322,653
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$17,020,560	$23,336,656	$23,729,687	$3,725,709
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$495,710	$6,559,791	$—	$858,415
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$25,749	$381,807	$—	$—
Cash pledged
Collateral — reverse repurchase agreements	2,040,000	—	56,000	—
Collateral — exchange-traded options written	—	—	1,628,000	—
Futures contracts	905,415	1,117,000	5,331,000	78,000
Centrally cleared swaps	596,000	1,687,000	3,627,000	242,000
Foreign currency at value	382,073	67,434	135,788	2,653
	$3,949,237	$3,253,241	$10,777,788	$322,653

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BHK
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$10.30	$11.02	$10.89	$15.47	$16.45
Net investment income(a)	0.56	0.57	0.56	0.64	0.72
Net realized and unrealized gain (loss)	0.15	(0.39)	0.47	(4.40)	(0.65)
Net increase (decrease) from investment operations	0.71	0.18	1.03	(3.76)	0.07
Distributions(b)
From net investment income	(0.56)	(0.59)	(0.54)	(0.69)	(0.80)
From net realized gain	—	—	—	(0.11)	(0.25)
Return of capital	(0.34)	(0.31)	(0.36)	(0.02)	—
Total distributions	(0.90)	(0.90)	(0.90)	(0.82)	(1.05)
Dilutive effect of rights offer (Note 11)	(0.14)	—	—	—	—
Net asset value, end of year	$9.97	$10.30	$11.02	$10.89	$15.47
Market price, end of year	$9.59	$10.46	$10.91	$10.38	$16.51
Total Return(c)
Based on net asset value	5.87%	1.58%	10.12%	(24.44)%	0.50%(d)
Based on market price	0.28%	4.19%	14.38%	(32.52)%	8.25%
Ratios to Average Net Assets(e)
Total expenses	3.34%(f)	3.67%(g)	3.69%	1.95%	0.85%
Total expenses after fees waived and/or reimbursed	3.34%(f)	3.67%(g)	3.69%	1.95%	0.85%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	0.87%	0.86%	0.88%	0.90%	0.81%
Net investment income	5.51%	5.37%	5.23%	5.13%	4.50%
Supplemental Data
Net assets, end of year (000)	$720,007	$557,293	$594,983	$588,071	$835,314
Borrowings outstanding, end of year (000)	$345,404	$364,277	$292,808	$387,219	$405,522
Portfolio turnover rate(h)	34%	132%	133%	104%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.33%, and 3.33% respectively.
(g)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.64% and 3.64% respectively.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Portfolio turnover rate (excluding MDRs)	32%	96%	81%	76%	34%
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	HYT(a)
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$9.67	$9.73	$9.25	$11.99	$11.95
Net investment income(b)	0.71	0.74	0.69	0.67	0.76
Net realized and unrealized gain (loss)	0.20	0.13	0.72	(2.42)	0.21
Net increase (decrease) from investment operations	0.91	0.87	1.41	(1.75)	0.97
Distributions(c)
From net investment income	(0.72)	(0.77)	(0.68)	(0.60)	(0.80)
Return of capital	(0.21)	(0.16)	(0.25)	(0.26)	(0.13)
Total distributions	(0.93)	(0.93)	(0.93)	(0.86)	(0.93)
Dilutive effect of rights offer (Note 11)	—	—	—	(0.13)	—
Net asset value, end of year	$9.65	$9.67	$9.73	$9.25	$11.99
Market price, end of year	$8.90	$9.81	$9.43	$8.74	$12.34
Total Return(d)
Based on net asset value	10.06%	9.41%	16.80%	(15.71)%	8.42%
Based on market price	0.06%	14.52%	19.80%	(22.62)%	16.66%
Ratios to Average Net Assets(e)
Total expenses	2.34%	2.82%	3.35%	1.89%	1.35%
Total expenses after fees waived and/or reimbursed	2.33%	2.82%	3.35%	1.89%	1.34%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.83%	0.85%	0.91%	0.91%	0.93%
Net investment income	7.37%	7.66%	7.34%	6.61%	6.30%
Supplemental Data
Net assets, end of year (000)	$1,573,350	$1,485,593	$1,388,600	$1,319,444	$1,465,171
Borrowings outstanding, end of year (000)	$444,000	$407,000	$596,000	$529,000	$647,000
Asset coverage, end of year per $1,000 of bank borrowings(f)	$4,544	$4,650	$3,330	$3,494	$3,265
Portfolio turnover rate	54%	73%	62%	45%	54%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTZ
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$11.27	$11.59	$11.19	$15.10	$15.71
Net investment income(a)	0.71	0.69	0.67	0.77	0.85
Net realized and unrealized gain (loss)	0.39	0.00 (b)	0.74	(3.76)	(0.45)
Net increase (decrease) from investment operations	1.10	0.69	1.41	(2.99)	0.40
Distributions(c)
From net investment income	(0.73)	(0.68)	(0.63)	(0.70)	(0.86)
Return of capital	(0.28)	(0.33)	(0.38)	(0.22)	(0.15)
Total distributions	(1.01)	(1.01)	(1.01)	(0.92)	(1.01)
Net asset value, end of year	$11.36	$11.27	$11.59	$11.19	$15.10
Market price, end of year	$10.83	$10.46	$10.32	$10.10	$15.05
Total Return(d)
Based on net asset value	10.52%	6.72%	14.24%	(19.50)%	2.73%
Based on market price	13.53%	11.24%	12.70%	(27.10)%	9.36%
Ratios to Average Net Assets(e)
Total expenses	3.37%	3.99%	3.98%	1.79%	1.12%
Total expenses after fees waived and/or reimbursed	3.37%	3.98%	3.97%	1.79%	1.12%
Total expenses after fees waived and/or reimbursed and excluding interest expense	1.02%	1.03%	1.03%	0.94%	0.94%
Net investment income	6.26%	6.06%	5.99%	6.22%	5.49%
Supplemental Data
Net assets, end of year (000)	$1,059,811	$1,051,491	$1,082,092	$1,045,886	$1,412,147
Borrowings outstanding, end of year (000)	$544,330	$536,048	$590,829	$589,324	$587,017
Portfolio turnover rate(f)	136%	102%	155%	42%	20%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Portfolio turnover rate (excluding MDRs)	70%	73%	93%	42%	20%
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGT
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21

Net asset value, beginning of year	$12.57	$12.90	$12.43	$13.44	$13.40
Net investment income(a)	0.87	1.12	1.22	0.82	0.65
Net realized and unrealized gain (loss)	(0.16)	(0.01)	0.53	(1.08)	0.17
Net increase (decrease) from investment operations	0.71	1.11	1.75	(0.26)	0.82
Distributions(b)
From net investment income	(0.87)	(1.13)	(1.22)	(0.75)	(0.66)
Return of capital	(0.57)	(0.31)	(0.06)	—	(0.12)
Total distributions	(1.44)	(1.44)	(1.28)	(0.75)	(0.78)
Net asset value, end of year	$11.84	$12.57	$12.90	$12.43	$13.44
Market price, end of year	$11.33	$12.86	$12.38	$10.94	$13.99
Total Return(c)
Based on net asset value	6.14%	9.11%	15.69%	(1.32)%	6.43%
Based on market price	(0.73)%	16.32%	26.14%	(16.56)%	25.91%
Ratios to Average Net Assets(d)
Total expenses	2.09%	2.87%	3.04%	2.20%	1.61%
Total expenses after fees waived and/or reimbursed	2.06%	2.86%	3.03%	2.20%	1.60%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.97%	1.09%	1.09%	1.17%	1.19%
Net investment income	7.14%	8.77%	9.57%	6.40%	4.82%
Supplemental Data
Net assets, end of year (000)	$353,054	$320,794	$287,821	$277,978	$300,712
Borrowings outstanding, end of year (000)	$71,000	$62,000	$97,000	$91,000	$143,000
Asset coverage, end of year per $1,000 of bank borrowings(e)	$5,973	$6,174	$3,967	$4,055	$3,103
Portfolio turnover rate	37%	38%	25%	16%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation:  The accompanying consolidated financial statements of HYT include the accounts of HYT Subsidiary LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of HYT. The Taxable Subsidiary enables HYT to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. Taxes payable or deferred as of December 31, 2025, if any, are disclosed in the Consolidated Statement of Assets and Liabilities. HYT may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $750, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to HYT.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. Each Trust has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.
Cash: The Trusts may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within each Trust’ s financial statements.
Recent Accounting Standard: The Trusts adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Trusts’ adoption of the new standard did not have a material impact on financial statement disclosures and did not affect each Trust’s financial position or results of operations.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments (except ETF options, equity index options or those that are customized) traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
Notes to Financial Statements

Notes to Financial Statements  (continued)

•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed
Notes to Financial Statements

Notes to Financial Statements  (continued)

to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.
When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:
Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BHK	Air Comm Corp. LLC	$3,823	$ 3,814	$3,833	$ 19
	GrafTech Global Enterprises, Inc.	33,947	33,947	34,442	495
	Jupiter Buyer, Inc.	4,389	4,367	4,430	63
	Kaman Corp.	3,332	3,328	3,343	15
	Pinnacle Buyer LLC	13,587	13,587	13,630	43
	Pye-Barker Fire & Safety, LLC	12,740	12,740	12,814	74
	Springs Windows Fashions LLC	36,595	36,595	36,203	(392)
	Titan Acquisition Ltd.	65,000	65,000	65,415	415
					$ 732
HYT	Air Comm Corp. LLC	$35,818	$ 35,728	$35,907	179
	GrafTech Global Enterprises, Inc.	267,440	267,440	271,339	3,899
	Jupiter Buyer, Inc.	40,530	40,328	40,911	583

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
HYT (continued)	Kaman Corp.	$153,618	$ 153,426	$154,134	$ 708
	Pinnacle Buyer LLC	125,773	125,773	126,167	394
	Pye-Barker Fire & Safety, LLC	114,790	114,790	115,459	669
	Radiate Holdco, LLC	45,525	45,525	45,184	(341)
	Springs Windows Fashions LLC	268,234	268,234	265,361	(2,873)
	Titan Acquisition Ltd.	590,000	590,000	593,770	3,770
					$ 6,988
BTZ	Chicago U.S. Midco III LP	$33,383	$ 33,383	$33,425	42
	Citrin Cooperman Advisors LLC	64,553	63,908	64,715	807
	CP Iris HoldCo I, Inc.	17,459	17,459	17,320	(139)
	GrafTech Global Enterprises, Inc.	82,799	82,799	84,006	1,207
	Kaman Corp.	7,500	7,491	7,526	35
	Pinnacle Buyer LLC	22,645	22,645	22,716	71
	Pye-Barker Fire & Safety, LLC	21,970	21,970	22,098	128
	Raven Acquisition Holdings LLC	5,926	5,896	5,943	47
	Springs Windows Fashions LLC	40,765	40,765	40,328	(437)
					$ 1,761
BGT	Chicago U.S. Midco III LP	$179,112	$ 179,112	$179,336	224
	Citrin Cooperman Advisors LLC	393,999	390,059	394,984	4,925
	CP Iris HoldCo I, Inc.	124,638	124,638	123,651	(987)
	Kaman Corp.	35,502	35,456	35,621	165
	Pinnacle Buyer LLC	120,776	120,776	121,154	378
	Pye-Barker Fire & Safety, LLC	118,560	118,560	119,251	691
	Radiate Holdco, LLC	43,172	43,172	42,849	(323)
	Raven Acquisition Holdings LLC	24,691	24,568	24,761	193
	Springs Windows Fashions LLC	139,410	139,410	137,917	(1,493)
					$ 3,773
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2025, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trusts were as follows:
Trust Name	Average Amount Outstanding	Weighted Average Interest Rate
BHK	$ 378,036,260	4.19%
BTZ	557,766,351	4.45
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.
As of period end, the following table is a summary of BHK and BTZ’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount(b)
BHK
Barclays Bank PLC	$ (18,362,614)	$ 18,362,614	$ —	$ —
Barclays Capital, Inc.	(4,481,443)	4,481,443	—	—
BNP Paribas SA	(52,247,981)	52,247,981	—	—
BofA Securities, Inc.	(25,437,009)	25,437,009	—	—
Fixed Income Clearing Corporation - Morgan Stanley	(160,304,662)	158,727,381	—	(1,577,281)
Goldman Sachs & Co. LLC	(599,132)	599,132	—	—
HSBC Bank PLC	(3,960,271)	1,999,835	1,960,436	—
HSBC Securities (USA), Inc.	(70,609,273)	70,609,273	—	—
J.P. Morgan Securities LLC	(5,490,767)	5,490,767	—	—
Morgan Stanley & Co. LLC	(1,329,050)	1,329,050	—	—
Nomura Securities International, Inc.	(2,013,507)	2,013,507	—	—
U.S. Bancorp Investments, Inc.	(568,539)	568,539	—	—
	$ (345,404,248)	$ 341,866,531	$ 1,960,436	$ (1,577,281)

(a)
Net collateral, including accrued interest, if any, with a value of $353,172,051 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
BTZ
Barclays Capital, Inc.	$ (166,167,144)	$ 166,167,144	$ —	$ —
BNP Paribas SA	(33,330,306)	33,330,306	—	—
BofA Securities, Inc.	(115,976,030)	115,976,030	—	—

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name/Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
Goldman Sachs & Co. LLC	$ (3,252,825)	$ 3,252,825	$ —	$ —
HSBC Securities (USA), Inc.	(34,801,869)	34,801,869	—	—
J.P. Morgan Securities LLC	(35,122,409)	35,122,409	—	—
Morgan Stanley & Co. LLC	(1,962,090)	1,962,090	—	—
Nomura Securities International, Inc.	(32,331,714)	32,331,714	—	—
TD Securities (USA) LLC	(121,385,436)	121,385,436	—	—
	$ (544,329,823)	$ 544,329,823	$ —	$ —

(a)
Net collateral, including accrued interest, if any, with a value of $585,935,660 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trusts.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to
Notes to Financial Statements

Notes to Financial Statements  (continued)

the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of  Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements  of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of  Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.
•Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).
The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.
•Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, BHK, BTZ and BGT pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of the Trust’s managed assets.
	BHK	BTZ	BGT
Investment advisory fees	0.50%	0.62%	0.75%
For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage.
For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities.
The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.
With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK and BTZ, BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide for that portion of each Trust for which BIL and BSL, as applicable, acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees: BHK, HYT and BGT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BHK, HYT and BGT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BHK, HYT and BGT’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2025 amounted to $0, $171,720 and $105,850 for each of BHK, HYT and BGT, respectively.
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027.  The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting
Notes to Financial Statements

Notes to Financial Statements  (continued)

securities of a Trust.  These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.  For the year ended December 31, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BHK	$ 4,477
HYT	1,267
BTZ	4,822
BGT	374
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2025, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
HYT	$ 131,316
BTZ	10,870
BGT	96,156
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
7.
 PURCHASES AND SALES
For the year ended December 31, 2025, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:
	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BHK	$ 177,765,475	$ 133,352,402	$ 279,712,633	$ 199,520,755
HYT	—	—	1,157,712,507	1,062,724,772
BTZ	1,989,256,174	1,831,867,972	455,494,472	465,665,031
BGT	—	—	206,154,088	157,214,995
For the year ended December 31, 2025, purchases and sales related to mortgage dollar rolls were as follows:
Trust Name	Purchases	Sales
BHK	$ 11,008,971	$ 11,016,740
BTZ	1,114,765,222	1,115,360,160
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trusts’ NAV.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and net losses derived from the Trust’s wholly owned subsidiary were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BHK	$ (76,501)	$ 76,501
HYT	(4,242,656)	4,242,656
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/25	Year Ended 12/31/24
BHK
Ordinary income	$ 35,510,779	$ 31,728,469
Return of capital	21,053,491	16,662,102
	$ 56,564,270	$ 48,390,571
HYT
Ordinary income	$ 115,506,088	$ 113,650,697
Return of capital	33,990,930	22,803,870
	$ 149,497,018	$ 136,454,567
BTZ
Ordinary income	$ 67,754,878	$ 62,856,630
Return of capital	26,204,185	31,102,433
	$ 93,959,063	$ 93,959,063
BGT
Ordinary income	$ 24,276,229	$ 26,212,029
Return of capital	16,110,907	7,131,653
	$ 40,387,136	$ 33,343,682
As of December 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
BHK	$ (140,114,103)	$ (5,399,627)	$ (38,603)	$ (145,552,333)
HYT	(257,602,267)	43,256,582	(182,831)	(214,528,516)
BTZ	(84,644,780)	6,565,782	(46,834)	(78,125,832)
BGT	(40,049,816)	(5,014,521)	—	(45,064,337)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements, classification of investments and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the year ended December 31, 2025, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:
Trust Name	Utilized
HYT	$ 14,983,138
BTZ	5,266,481
As of December 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BHK	$ 1,054,822,240	$ 21,138,345	$ (24,444,419)	$ (3,306,074)
HYT	1,942,521,094	69,980,147	(21,045,261)	48,934,886
BTZ	1,730,399,083	46,473,796	(38,899,195)	7,574,601
BGT	438,328,237	3,269,525	(8,102,006)	(4,832,481)
Notes to Financial Statements

Notes to Financial Statements  (continued)

9.
BANK BORROWINGS
HYT and BGT are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT and BGT. As of period end, HYT and BGT have not received any notice to terminate. HYT and BGT have granted a security interest in substantially all of their assets to SSB.
The SSB Agreement allows for the following maximum commitment amounts:
Trust Name	Commitment Amounts
HYT	$ 758,000,000
BGT	157,000,000
Advances will be made by SSB to HYT and BGT at HYT and BGT’s option of (a) Daily Simple SOFR plus 0.80% or (b) One Month Term SOFR plus 0.80%. SOFR and One Month Term SOFR are subject to a 0% floor.
In addition, HYT and BGT paid a commitment fee (based on the daily unused portion of the commitments). Advances to HYT and BGT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.
HYT and BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding borrowings is less than 300%.
For the year ended December 31, 2025, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:
Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
HYT	$ 508,000,000	$ 443,339,726	5.11%
BGT	80,000,000	69,876,712	5.11
10.
PRINCIPAL RISKS
In the normal course of business, each Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company,

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
The Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Certain Trusts invest  a significant portion of  their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.
Notes to Financial Statements

Notes to Financial Statements  (continued)

11.
 CAPITAL SHARE TRANSACTIONS
BHK, BTZ and BGT are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 250 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
As of the close of business on May 27, 2025, BHK issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of BHK’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every three rights held (1-for-3). The Offer expired on June 18, 2025. BHK received from the Offer gross proceeds of $166,476,836 for the issuance of 18,056,056 Common Shares. The rights offering resulted in $(0.14) or (1.41)% NAV dilution since the Common Shares were issued below BHK’s NAV. BHK received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Year Ended
Trust Name	12/31/25	12/31/24
BHK	47,771	109,695
HYT	682,619	1,085,559
BGT	70,399	65,437
For the year ended December 31, 2025, and the year ended December 31, 2024, shares issued and outstanding remained constant for BTZ.
BHK, HYT and BGT have filed a prospectus with the SEC allowing them to issue an additional 25,000,000, 55,000,000 and 17,000,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, BHK, HYT and BGT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing).  As of period end December 31, 2025, 25,000,000, 36,420,118 and 9,626,753 Common Shares, respectively, remain available for issuance under the Shelf Offering. During the year ended December 31, 2025, BHK, HYT and BGT issued 0, 8,782,159 and 4,232,842 shares, respectively, under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BHK, HYT and BGT in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BHK	01/02/26	01/20/26	01/30/26	$ 0.074600
	01/02/26	02/13/26	02/27/26	0.074600
	01/02/26	03/13/26	03/31/26	0.074600
HYT	01/02/26	01/20/26	01/30/26	0.077900
	01/02/26	02/13/26	02/27/26	0.077900
	01/02/26	03/13/26	03/31/26	0.077900
BTZ	01/02/26	01/20/26	01/30/26	0.083900
	01/02/26	02/13/26	02/27/26	0.083900
	01/02/26	03/13/26	03/31/26	0.083900
BGT	01/02/26	01/20/26	01/30/26	0.120280
	01/02/26	02/13/26	02/27/26	0.120280
	01/02/26	03/13/26	03/31/26	0.120280
As of the close of business on December 15, 2025, HYT announced the terms of a transferrable rights offering to its Common Shareholders of record as of January 2, 2026, entitling the holders of those rights to subscribe for shares of HYT’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitled their holders to purchase one new Common Share for every five rights held (1-for-5). The Offer expired on January 26, 2026. HYT received from the Offer gross proceeds of $283,051,293 for the issuance of 32,609,596 Common Shares. The rights offering resulted in $(0.16) or (1.66)% NAV dilution since the Common Shares were issued below HYT’s NAV.  HYT received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.

2025 BlackRock Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc., BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock Core Bond Trust, BlackRock Corporate High Yield Fund, Inc. and subsidiary, BlackRock Credit Allocation Income Trust, and BlackRock Floating Rate Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). Such financial statements and financial highlights of BlackRock Corporate High Yield Fund, Inc. are consolidated as of and for the five years in the period ended December 31, 2025. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2025:
Trust Name	Qualified Dividend Income
BHK	$ 2,588,035
HYT	5,917,164
BTZ	6,145,906
BGT	549
The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2025:
Trust Name	Qualified Business Income
HYT	$ 110,948
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2025:
Trust Name	Federal Obligation Interest
BHK	$ 75,231
HYT	25,090
BTZ	113,626
BGT	8,474
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2025 qualified for the dividends-received deduction for corporate shareholders:
Trust Name	Dividends-Received Deduction
BHK	5.85%
HYT	3.59
BTZ	4.67
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2025:
Trust Name	Interest Dividends
BHK	$ 33,307,423
HYT	104,013,420
BTZ	59,127,310
BGT	22,544,006
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2025:
Trust Name	Interest- Related Dividends
BHK	$ 28,578,385
HYT	85,153,906
BTZ	37,231,356
BGT	19,528,557

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Effective May 1, 2025, the 80% investment policy of BlackRock Corporate High Yield Fund, Inc. (HYT) was amended to read as follows: Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities of corporate issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities.  For purposes of the Trust’s 80% policy, high yield securities of corporate issuers include high yield bonds (commonly referred to as “junk bonds”), corporate loans, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Advisors to be of comparable quality, as well as credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.
Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
BlackRock Core Bond Trust (BHK)
The Trust’s investment objective is to provide current income and capital appreciation.
As a non-fundamental policy, under normal market conditions, the Trust invests at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to-be-announced (“TBA”) securities; debt obligations of U.S. or foreign issuers; municipal securities; and asset-backed securities.  The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The 80% policy is a non-fundamental policy of the Trust and may not be changed without 60 days’ prior notice to shareholders. Under current market conditions, the Trust intends to invest its assets primarily in a diversified portfolio of investment grade bonds, which may include, but are not limited to, corporate bonds, mortgage-related securities and U.S. government and agency debt securities.  The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies.  The Trust may also purchase loan participations and assignments. The Trust may invest directly in securities or synthetically through the use of derivatives.
The Trust will also invest in bonds that, in the opinion of BlackRock Advisors, LLC (the “Manager”) and BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with the Manager and BIL, the “Advisors”), the Trust’s sub-advisors, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in Advisors’ opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of the Advisors, are worth more than the value assigned to them in the marketplace. The Advisors may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. The Advisors may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Advisors consider undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust’s investment in underrated or undervalued bonds will be based on the Advisors’ belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
The Trust invests primarily in investment grade bonds. Under normal market conditions, the Trust invests at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by the Advisors. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody’s, S&P, Fitch or another nationally recognized rating agency or that are unrated but judged to be of comparable quality by the Advisors. Bonds of below investment grade quality are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category “C” or determined by the Advisors to be of comparable quality. Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Advisors may consider such factors as the Advisors’ assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.
The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.
As part of the management of the Trust, the Advisors manage the effective duration of the Trust’s portfolio. The target duration of the Trust’s portfolio may change from time to time.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Advisors may, but are not required to, when consistent with the Trust’s investment objective, use various strategic investment transactions to earn income, facilitate portfolio management and mitigate risks, including currency risk. The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust’s total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.
During temporary defensive periods and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Trust may borrow from banks or other financial institutions and may also borrow additional funds using such investment techniques and in such amounts as the Advisors may from time to time determine.
Borrowings may be made by the Trust through dollar roll transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
Although the Trust is authorized to issue preferred shares, the Trust anticipates that under current market conditions it will not offer preferred shares.
BlackRock Corporate High Yield Fund, Inc. (HYT)
The Trust’s primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940 Act, as amended (the “Investment Company Act”)).
The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed-income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or lower by S&P Global Ratings (“S&P”) or BB or lower by Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the sub-advisor to the Trust, to be of comparable quality. The Trust may invest directly in fixed-income securities or synthetically through the use of derivatives.  The Trust may invest in securities of any maturity.
Under normal market conditions, the Trust invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities of corporate issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Trust’s 80% policy, high yield securities of corporate issuers include high yield bonds (commonly referred to as “junk bonds”), corporate loans, convertible debt securities and preferred securities which are rated below investment grade or, if unrated, are considered by the Advisors to be of comparable quality, as well as credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Trust provided that stockholders are provided with at least 60 days’ prior written notice of any change, unless such change was previously approved by shareholders, as required by the rules under the Investment Company Act.
The Trust may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Trust. The Trust may continue to hold such securities until, in the Advisors’ judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.
Although the Trust will invest primarily in below investment grade securities, other than with respect to Distressed Securities (described below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) unless the Advisors believe that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.
The Trust may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Trust or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by S&P or CC or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality (“Distressed Securities”).
The Trust may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units (“Non-U.S. Securities”).
The Trust may invest up to 25% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Trust may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

securities in which the Trust may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by S&P or BB or lower by Fitch) or, if unrated, are considered by the Advisors to be of comparable quality.
The Trust may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Trust may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.  The Trust also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.
The Trust may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.
The Trust has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.
The Trust may engage in various portfolio strategies both to seek to increase its return and to hedge its portfolio against movements in interest rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility.  The Trust generally will not utilize leverage if it anticipates that the Trust’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Trust could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Trust may also leverage through the use of reverse repurchase agreements.
There can be no assurance that the Trust will borrow in order to leverage its assets or, if it does, what percentage of the Trust’s assets such borrowings will represent.  The Trust does not currently anticipate issuing any preferred stock.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
BlackRock Credit Allocation Income Trust (BTZ)
The investment objective of the Trust is to seek current income, current gains and capital appreciation.
The Trust, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
The Trust may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

The Trust may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.
The Trust may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Under normal market conditions, the Trust may invest without limitation in securities rated below investment grade at the time of purchase. However, it is anticipated, under current market conditions, that the Trust will have an average credit quality of at least investment grade.
Securities rated below investment grade include securities that are rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or securities comparably rated by other rating agencies or in unrated securities determined by the BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Trust’s sub-advisor, to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.
The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.
Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objective(s) will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.
Under normal market conditions, up to 50% of the Trust’s Managed Assets may be invested in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust may also invest in non-U.S. securities of so-called emerging market issuers. A company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.
The Trust may make short sales of securities. However, the Trust may not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets, or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.
During periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments.
The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.
The Trust may enter into interest rate swap or cap transactions.
The Trust may, but is not required to, use various strategic transactions to facilitate portfolio management, mitigate risks and enhance total return. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.
The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. These derivative instruments may be transacted on an exchange or over-the-counter. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.”
The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns.
Leverage: The Trust uses leverage to seek to obtain its investment objective. The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, these objectives cannot be achieved in all interest rate environments.  The Trust may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Borrowings may be made by the Trust through dollar roll transactions.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust is able to issue preferred shares.
BlackRock Floating Rate Income Trust (BGT)
The Trust’s investment objective is to provide a high level of current income. The Trust, as a secondary objective, also seeks the preservation of capital to the extent consistent with its primary objective of high current income. The Trust will pursue its objectives by investing in a global portfolio of floating rate securities, including investing a significant amount in U.S. and non-U.S. senior secured floating rate loans (“Senior Loans”). Senior Loans are made to corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are redetermined periodically by reference to a base lending rate, primarily LIBOR, plus a premium. It is anticipated that the proceeds of the Senior Loans in which the Trust will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes of borrowers.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in senior, secured loans made to corporate and other business entities. Floating and variable rate instruments may include, but are not limited to, any combination of the following securities: (i) senior secured floating rate loans or debt; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) participations or assignments in senior floating rate loans or second lien floating rate loans; and (iv) fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating rate interest payments. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The 80% policy noted above is a non-fundamental policy of the Trust and may not be changed without 60 days’ prior notice to shareholders. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
The Trust may also invest up to 20% of its Managed Assets in fixed rate instruments of U.S. and non-U.S. issuers, including developed and emerging markets debt, investment grade and high yield corporate debt, sovereign debt, and mortgage-related and asset-backed securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.
Under normal market conditions, the Trust expects its portfolio to have a duration of no more than 1.5 years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, a hypothetical portfolio with a duration of 1.5 years means that a 1% decrease in interest rates will increase the net asset value of the portfolio by approximately 1.5%; if interest rates increase by 1%, the net asset value will decrease by 1.5%. If this portfolio were leveraged, its net asset value, in the example, may fall more than 1.5% because changes in the net asset value of the Trust are borne entirely by the common shareholders.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Under current market conditions, the Trust expects that substantially all of its portfolio will consist of below investment grade debt securities, commonly referred to as “junk bonds,” rated as such at the time of investment, meaning that such bonds are rated by national rating agencies below the four highest grades or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors’), the Trust’s sub-advisor. S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. ( “Fitch”) consider securities rated below BBB- to be below investment grade and Moody’s Investors Service, Inc. (“Moody’s”) considers securities rated below Baa3 to be below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to issuers’ capacity to pay interest and repay principal. The remainder of the Trust’s assets will be invested in investment grade debt securities. The Trust may invest in individual securities of any credit quality.
The Trust will generally invest in U.S. dollar-denominated securities or in non U.S. dollar-denominated securities for which currency exchange exposure versus the U.S. dollar has been hedged. However, the Trust may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities whose currency exchange exposure versus the U.S. dollar remains unhedged. The Trust will not invest 25% or more of its Managed Assets in securities issued or guaranteed by any non-U.S. government, its agencies, instrumentalities or corporations. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in non-U.S. securities.
The Trust may invest in illiquid securities and securities for which prices are not readily available without limit. The Trust may implement various temporary “defensive” strategies at times when the Advisor determine that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities.
Leverage: The Trust currently utilizes leverage for investment purposes in the form of a bank credit facility. The Trust may borrow through reverse repurchase agreements, dollar rolls and other investment techniques. The Trust also has the ability to utilize leverage through the issuance of preferred shares.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
Risk Factors
This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
Mortgage- and Asset-Backed Securities Risks (BHK, BTZ and BGT): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
U.S. Government Mortgage-Related Securities Risk (BTZ): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.
U.S. Government Obligations Risk (BHK, BTZ and BGT): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Senior Loans Risk (BGT): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Risks of Loan Assignments and Participations (BHK): As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Corporate Loans Risk (HYT and BTZ): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (‘SOFR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.
Variable and Floating Rate Instrument Risk (BGT): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Trust and may adversely affect the value of the Trust’s shares.  These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

restrictions on resale, may trade infrequently, and their value may be impaired when the Trust needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Distressed Securities Risk (HYT): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Collateralized Bond Obligations Risk (BTZ): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
Collateralized Debt Obligations Risk (BTZ): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Trust may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Zero Coupon Securities Risk (BTZ): While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Capital Trusts Risk (BTZ): These securities are subject to interest rate risk and credit risk.
Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:
•The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.
•The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.
•Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.
Emerging Markets Risk (BTZ and BGT): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Sovereign Debt Risk (BGT): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Equity Securities Risk (HYT): Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Preferred Securities Risk (BHK, HYT and BTZ): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Convertible Securities Risk (BHK, HYT and BTZ): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Warrants Risk (BHK and HYT): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility.  Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Structured Notes Risk (HYT): Structured notes and other related instruments purchased by the Trust are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Trust to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BHK, BTZ and BGT): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Short Sales Risk (HYT and BTZ): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Securities Lending Risk (BTZ): The Trust may engage in securities lending. Securities lending involves the risk that the Trust may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Trust could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Trust.
Investment Companies and ETFs Risk (BHK and HYT): Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Investment Objectives, Policies and Risks

Shareholder Update (unaudited)

The following information is presented for BHK, HYT and BGT, in conformance with annual reporting requirements for funds that have filed a shelf offering registration statement pursuant to General Instruction A.2 of Form N-2.
Summary of Expenses
BlackRock Core Bond Trust (BHK)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BHK’s common shares.
BHK
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.02%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.79%
Other expenses	2.55
Miscellaneous	0.10
Interest expense(e)	2.45
Total annual expenses	3.34
Fee waivers(d)	—
Total annual Trust operating expenses after fee waivers(d)	3.34
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BHK. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 BHK currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.50% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BHK (including any assets attributable to money borrowed) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).
(d)
 BHK and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BHK’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the
Manager or its affiliates that have a contractual management fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BHK pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BHK (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BHK or a majority of the outstanding voting securities of BHK), upon 90 days’ written notice by BHK to the Manager.
(e)
 BHK uses leverage in the form of reverse repurchase agreements representing 32.4% of managed assets at an annual interest expense to BHK of 4.2%, which is based on current market conditions. The actual amount of interest expense borne by BHK will vary over time in accordance with the level of BHK’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BHK for accounting purposes.
The following example illustrates BHK’s expenses (including the sales load of $10.00 and offering costs of $0.21) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.34% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 44	$ 112	$ 183	$ 370
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BHK’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

BlackRock Corporate High Yield Fund, Inc. (HYT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in HYT’s common shares.
HYT
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.01%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.77%
Other expenses	1.57
Miscellaneous	0.07
Interest expense(e)	1.50
Acquired fund fees and expenses(f)	0.01
Total annual expenses(f)	2.35
Fee waivers(d)	(0.01)
Total annual Trust operating expenses after fee waivers(d)	2.34
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by HYT. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 HYT currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.60% based on an aggregate of (i) HYT’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage (together, “average daily Managed Assets”).
(d)
 HYT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of HYT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the
Manager or its affiliates that have a contractual management fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees HYT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by HYT (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of HYT), upon 90 days’ written notice by HYT to the Manager.
(e)
 HYT uses leverage in the form of a credit facility in an amount equal to approximately 22.0% of HYT’s Managed Assets as of December 31, 2025. The interest expense borne by HYT will vary over time in accordance with the level of HYT’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of HYT for accounting purposes.
(f)
 The total annual expenses do not correlate to the ratios to average net assets shown in HYT’s Financial Highlights for the year ended December 31, 2025, which do not include acquired fund fees and expenses.
The following example illustrates HYT’s expenses (including the sales load of $10.00 and offering costs of $0.15) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.34% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 34	$ 83	$ 134	$ 276
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. HYT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Shareholder Update

Shareholder Update (unaudited)(continued)

BlackRock Floating Rate Income Trust (BGT)
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BGT’s common shares.
BGT
Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Trust (as a percentage of offering price)(a)	0.03%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares(b)
Dividend reinvestment plan sale transaction fee	$2.50(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c)(d)	0.90%
Other expenses	1.19
Miscellaneous	0.10
Interest expense(e)	1.09
Acquired fund fees and expenses(f)	0.04
Total annual expenses(f)	2.13
Fee waivers(d)	(0.03)
Total annual Trust operating expenses after fee waivers(d)	2.10
(a)
 If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.
(b)
 Computershare Trust Company, N.A. (the "Reinvestment Plan Agent") fees for the handling of the reinvestment of dividends will be paid by BGT. However, shareholders will pay a
$0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if direct the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.
(c)
 BGT currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.75% of the average weekly value of BGT’s Managed Assets. “Managed
Assets” means the total assets of BGT (including any assets attributable to money borrowed for investment purposes) minus the sum of BGT’s accrued liabilities (other than money borrowed for investment purposes).
(d)
 BGT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BGT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BGT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BGT (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of BGT (the “Independent Trustees”) or a majority of the outstanding voting securities of BGT), upon 90 days’ written notice by BGT to the Manager.
(e)
 BGT uses leverage in the form of a credit facility in an amount equal to approximately 16.7% of BGT’s Managed Assets as of December 31, 2025. The interest expense borne by BGT will vary over time in accordance with the level of BGT’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of BGT for accounting purposes.
(f)
 The total annual expenses do not correlate to the ratios to average net assets shown in BGT’s Financial Highlights for the year ended December 31, 2025, which do not include acquired fund fees and expenses.
The following example illustrates BGT’s expenses (including the sales load of $10.00 and offering costs of $0.35) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.10% of net assets attributable to common shares and (ii) a 5% annual return:
	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$ 31	$ 76	$ 123	$ 254
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BGT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Share Price Data
The following tables summarize each Trust’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices.  The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BHK — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2025	$ 10.11	$ 9.41	$ 10.14	$ 10.02	(0.30)%	(6.09)%	21,063,964
September 30, 2025	9.94	9.42	10.12	9.90	(1.78)	(4.85)	20,893,275
June 30, 2025	11.00	9.50	10.43	10.12	5.47	(6.13)	14,289,528
March 31, 2025	10.86	10.15	10.59	10.14	2.55	0.10	7,637,892
December 31, 2024	12.03	10.39	11.08	10.31	8.57	0.78	9,289,850
September 30, 2024	12.06	10.55	11.15	10.46	8.16	0.86	10,186,620
June 30, 2024	10.86	10.23	10.71	10.24	1.40	(0.10)	8,354,790
March 31, 2024	11.00	10.37	11.02	10.61	(0.18)	(2.26)	11,686,607
As of December 31, 2025, BHK’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $9.59, $9.97, and (3.81)%, respectively.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
HYT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2025	$ 9.52	$ 8.88	$ 9.72	$ 9.65	(2.06)%	(7.98)%	47,693,339
September 30, 2025	9.87	9.36	9.70	9.72	1.75	(3.70)	43,090,858
June 30, 2025	9.78	8.45	9.64	9.15	1.45	(7.65)	50,957,204
March 31, 2025	9.97	9.49	9.76	9.52	2.15	(0.32)	37,591,838
December 31, 2024	10.11	9.64	9.87	9.64	2.43	—	31,471,257
September 30, 2024	10.10	9.59	9.81	9.58	2.96	0.10	29,991,036
June 30, 2024	9.93	9.26	9.60	9.47	3.44	(2.22)	22,921,444
March 31, 2024	9.88	9.38	9.73	9.58	1.54	(2.09)	27,063,172
As of December 31, 2025, HYT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $8.90, $9.65, and (7.77)%, respectively.
	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
BGT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
December 31, 2025	$ 12.21	$ 11.03	$ 11.97	$ 11.84	2.01%	(6.84)%	11,701,108
September 30, 2025	12.75	12.07	12.20	12.02	4.51	0.42	10,007,276
June 30, 2025	12.62	10.95	12.06	11.88	4.64	(7.83)	8,079,245
March 31, 2025	12.93	12.34	12.58	12.22	2.78	0.98	9,161,297
December 31, 2024	13.40	12.69	12.57	12.54	6.60	1.20	7,387,718
September 30, 2024	13.20	12.37	12.72	12.59	3.77	(1.75)	6,972,629
June 30, 2024	13.74	12.69	12.80	12.78	7.34	(0.70)	5,730,756
March 31, 2024	13.40	12.04	12.95	12.82	3.47	(6.08)	6,655,848
As of December 31, 2025, BGT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $11.33, $11.84, and (4.31)%, respectively.
Common shares of each Trust have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.
Shareholder Update

Shareholder Update (unaudited)(continued)

Senior Securities
The following tables set forth information regarding HYT’s and BGT’s outstanding senior securities as of the end of each Trust’s last ten fiscal years, as applicable.  Each of HYT’s and BGT’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.
HYT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage(a)	Liquidation Preference	Average Market Value (000)(b)	Type of Senior Security
December 31, 2025	$ 444,000	$ 4,544	$ N/A	$ 443,340	Bank Borrowings
December 31, 2024	407,000	4,650	N/A	450,732	Bank Borrowings
December 31, 2023	596,000	3,330	N/A	545,951	Bank Borrowings
December 31, 2022	529,000	3,494	N/A	517,616	Bank Borrowings
December 31, 2021	647,000	3,265	N/A	647,367	Bank Borrowings
December 31, 2020	685,000	3,127	N/A	598,918	Bank Borrowings
December 31, 2019	607,000	3,392	N/A	555,492	Bank Borrowings
August 31, 2019	486,000	3,965	N/A	569,559	Bank Borrowings
August 31, 2018	647,000	3,292	N/A	666,948	Bank Borrowings
August 31, 2017	649,000	3,382	N/A	579,521	Bank Borrowings

BGT — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage(a)	Liquidation Preference	Average Market Value (000)(b)	Type of Senior Security
December 31, 2025	$ 71,000	$ 5,973	$ N/A	$ 69,877	Bank Borrowings
December 31, 2024	62,000	6,174	N/A	83,713	Bank Borrowings
December 31, 2023	97,000	3,967	N/A	90,578	Bank Borrowings
December 31, 2022	91,000	4,055	N/A	121,677	Bank Borrowings
December 31, 2021	143,000	3,103	N/A	134,068	Bank Borrowings
December 31, 2020	129,000	3,327	N/A	122,934	Bank Borrowings
December 31, 2019	130,000	3,490	N/A	122,426	Bank Borrowings
October 31, 2019	123,000	3,610	N/A	128,378	Bank Borrowings
October 31, 2018	142,000	3,389	N/A	144,490	Bank Borrowings
October 31, 2017	150,000	3,287	N/A	138,255	Bank Borrowings

(a)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

(b)	Represents the average daily amount outstanding for loans under the revolving credit agreements.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BHK’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BHK.
	BHK
	Year Ended	Period from 09/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	08/31/19	08/31/18	08/31/17	08/31/16
Net asset value, beginning of period	$15.32	$15.79	$14.08	$14.96	$15.25	$14.29
Net investment income(a)	0.72	0.22	0.66	0.72	0.76	0.79
Net realized and unrealized gain (loss)	1.24	(0.36)	1.82	(0.82)	(0.27)	1.01
Net increase (decrease) from investment operations	1.96	(0.14)	2.48	(0.10)	0.49	1.80
Distributions(b)
From net investment income	(0.64)	(0.27)	(0.73)	(0.78)	(0.78)	(0.84)
From net realized gain	(0.19)	(0.04)	(0.04)	—	—	—
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.83)	(0.33)	(0.77)	(0.78)	(0.78)	(0.84)
Net asset value, end of period	$16.45	$15.32	$15.79	$14.08	$14.96	$15.25
Market price, end of period	$16.30	$14.58	$14.56	$12.85	$14.10	$14.33
Total Return(c)
Based on net asset value	13.24%	(0.75)%(d)	18.86%	(0.24)%	3.88%	13.67%
Based on market price	17.90%	2.43%(d)	20.09%	(3.40)%	4.20%	20.85%
Ratios to Average Net Assets(e)
Total expenses	0.91%	1.42%(f)(g)	1.72%	1.60%	1.16%	0.97%
Total expenses after fees waived and/or reimbursed	0.90%	1.42%(f)	1.72%	1.60%	1.16%	0.97%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and/or offering costs	0.75%	0.79%(f)	0.77%	0.82%	0.78%	0.78%
Net investment income	4.52%	4.15%(f)	4.63%	4.99%	5.19%	5.48%
Supplemental Data
Net assets, end of period (000)	$886,970	$826,349	$851,650	$759,385	$806,848	$822,549
Borrowings outstanding, end of period (000)	$296,921	$271,749	$273,621	$316,216	$289,078	$288,239
Portfolio turnover rate(h)	69%	21%	27%	28%	32%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.78%.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended	Period from 09/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	08/31/19	08/31/18	08/31/17	08/31/16
Portfolio turnover rate (excluding MDRs)	55%	11%	27%	N/A	32%	35%
Shareholder Update

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand HYT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of HYT.
	HYT(a)
	Year Ended	Period from 09/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	08/31/19	08/31/18	08/31/17	08/31/16
Net asset value, beginning of period	$11.91	$11.82	$11.90	$12.22	$11.79	$12.06
Net investment income(b)	0.79	0.25	0.79	0.83	0.85	0.82
Net realized and unrealized gain (loss)	0.18	0.22	(0.01)	(0.31)	0.47	(0.10)
Net increase from investment operations	0.97	0.47	0.78	0.52	1.32	0.72
Distributions(c)
From net investment income	(0.82)	(0.35)	(0.86)	(0.84)	(0.89)	(0.99)
Return of capital	(0.11)	(0.03)	—	—	—	—
Total distributions	(0.93)	(0.38)	(0.86)	(0.84)	(0.89)	(0.99)
Net asset value, end of period	$11.95	$11.91	$11.82	$11.90	$12.22	$11.79
Market price, end of period	$11.43	$11.20	$10.51	$10.70	$11.13	$10.88
Total Return(d)
Based on net asset value	9.57%	4.28%(e)	8.06%	5.25%	12.41%(f)	7.76%
Based on market price	11.45%	10.28%(e)	6.86%	3.91%	10.94%	20.29%
Ratios to Average Net Assets
Total expenses	1.50%	1.92%(g)(h)(i)	2.19%	1.99%(i)	1.54%(i)	1.39%(i)(j)
Total expenses after fees waived and/or reimbursed	1.49%	1.92%(g)(i)	2.19%	1.99%(i)	1.54%(i)	1.39%(i)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.94%	0.93%(g)(i)	0.92%	0.94%(i)	0.91%(i)	0.93%(i)
Net investment income	7.06%	6.39%(g)(i)	6.87%	6.88%(i)	7.04%(i)	7.30%(i)
Supplemental Data
Net assets, end of period (000)	$1,456,907	$1,451,868	$1,440,436	$1,482,422	$1,545,622	$1,492,948
Borrowings outstanding, end of period (000)	$685,000	$607,000	$486,000	$647,000	$649,000	$604,000
Asset coverage, end of period per $1,000 of bank borrowings(k)	$3,127	$3,392	$3,965	$3,292	$3,382	$3,472
Portfolio turnover rate	82%	20%	64%	65%	75%	66%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Trust’s total return.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.95%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended	Period from 09/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	08/31/19	08/31/18	08/31/17	08/31/16
Investments in underlying funds	— %	0.01%	— %	0.01%	0.04%	0.11%

(j)
Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

(k)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

2025 BlackRock Annual Report to Shareholders

Shareholder Update (unaudited)(continued)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BGT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BGT.
	BGT
	Year Ended	Period from 11/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$14.10	$13.95	$14.33	$14.49	$14.41	$14.18
Net investment income(a)	0.66	0.12	0.80	0.76	0.73	0.74
Net realized and unrealized gain (loss)	(0.47)	0.26	(0.37)	(0.21)	0.12	0.19
Net increase from investment operations	0.19	0.38	0.43	0.55	0.85	0.93
Distributions(b)
From net investment income	(0.69)	(0.23)	(0.81)	(0.71)	(0.77)	(0.70)
Return of capital	(0.20)	—	—	—	—	—
Total distributions	(0.89)	(0.23)	(0.81)	(0.71)	(0.77)	(0.70)
Net asset value, end of period	$13.40	$14.10	$13.95	$14.33	$14.49	$14.41
Market price, end of period	$11.79	$12.87	$12.42	$12.72	$14.31	$13.58
Total Return(c)
Based on net asset value	2.83%	2.89%(d)	4.00%	4.25%	6.13%	7.27%
Based on market price	(0.88)%	5.48%(d)	4.31%	(6.30)%	11.21%	12.25%
Ratios to Average Net Assets
Total expenses	1.72%	2.11%(e)(f)(g)	2.41%(g)	2.29%(g)	1.92%	1.58%
Total expenses after fees waived and/or reimbursed	1.70%	2.11%(e)(g)	2.41%(g)	2.29%(g)	1.92%	1.58%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.17%	1.28%(e)(g)	1.16%(g)	1.21%(g)	1.20%	1.16%
Net investment income	5.13%	5.23%(e)(g)	5.68%(g)	5.27%(g)	5.02%	5.29%
Supplemental Data
Net assets, end of period (000)	$300,126	$323,708	$321,091	$339,096	$342,890	$340,944
Borrowings outstanding, end of period (000)	$129,000	$130,000	$123,000	$142,000	$150,000	$148,000
Asset coverage, end of period per $1,000 of bank borrowings(h)	$3,327	$3,490	$3,610	$3,389	$3,287	$3,304
Portfolio turnover rate	65%	6%	53%	57%	63%	47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Annualized.
(f)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.21%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended	Period from 11/01/19	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	to 12/31/19	10/31/19	10/31/18	10/31/17	10/31/16
Investments in underlying funds	— %	0.04%	0.04%	0.01%	— %	— %

(h)
Calculated by subtracting the Trust’s total liabilities (not including bank borrowings) from the Trust’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

Shareholder Update

Automatic Dividend Reinvestment Plan

Pursuant to BHK, HYT, BTZ and BGT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BHK, HYT, BTZ and BGT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BHK, HYT, BTZ and BGT that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 102 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 100 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 102 Portfolios	None

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			92 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			94 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.
Further information about the BHK’s, HYT’s and BGT’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.
Effective May 8, 2025, Stephen Minar replaced Jonathan Diorio as Vice President of the Trusts.
Trustee and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025 for shareholders of record on May 19, 2025  to elect trustee nominees for each Trust.  There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class III Trustees as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BHK	40,974,813	869,857	40,952,839	891,831	40,984,302	860,368
BTZ	74,410,197	1,610,351	74,639,252	1,381,296	74,396,615	1,623,933
BGT	18,678,092	391,221	18,742,791	326,522	18,682,295	387,018
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are J. Phillip Holloman, Arthur P. Steinmetz, Lorenzo A. Flores, R. Glenn Hubbard, W. Carl Kester, Catherine A Lynch, and John M. Perlowski.
Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
HYT	103,762,295	3,091,235	103,529,086	3,324,444	103,662,873	3,190,657
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, R. Glenn Hubbard, Stayce D. Harris, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski.
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

General Information
BTZ does not make available copies of its Statements of Additional Information because BTZ’s shares are not continuously offered, which means that the Statement of Additional Information of BTZ has not been updated after completion of BTZ’s offerings and the information contained in BTZ’s Statement of Additional Information may have become outdated.
BHK’s, HYT’s and BGT’s’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BHK, HYT and BGT only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BHK, HYT and BGT only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BHK, HYT and BGT only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Shelf Offering Program
From time to time, BHK, HYT and BGT may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BHK, HYT and BGT may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BHK’s, HYT’s and BGT’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BHK, HYT and BGT to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BHK, HYT and BGT have each filed a prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BHK, HYT and BGT are not offers to sell BHK, HYT and BGT Common Shares or solicitations of an offer to buy BHK, HYT and BGT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BHK, HYT and BGT contain important information about BHK, HYT and BGT including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BHK, HYT and BGT carefully and in their entirety before investing. Copies of the final prospectuses for BHK, HYT and BGT can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited(a)
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
(a) For BHK and BTZ.
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
CPI	Consumer Price Index
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium-Term Note
GO	General Obligation Bonds
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PIK	Payment-in-Kind
PJSC	Public Joint Stock Company
RB	Revenue Bonds
REIT	Real Estate Investment Trust
SAN	State Aid Notes
SAP	Subject to Appropriations
SG	Syncora Guarantee
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
SPDR	Standard & Poor’s Depository Receipt
Glossary of Terms Used in this Report

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXBOND-12/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Credit Allocation Income Trust	$45,203	$44,982	$0	$0	$24,200	$24,200	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Credit Allocation Income Trust	$24,588	$24,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Jeffrey Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, CFA, Managing Director at BlackRock and Charley Hung, CFA, Managing Director at BlackRock. Messrs. Cucunato, Garfin and Hung are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Cucunato and Garfin have been members of the Fund’s portfolio management team since 2011. Mr. Hung has been a member of the Fund’s portfolio management team since 2021.

Portfolio Manager	Biography

Jeffrey Cucunato	Managing Director of BlackRock since 2005.

Mitchell S. Garfin, CFA	Managing Director of BlackRock since 2009.

Charley Hung, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2013 to 2024.

(a)(2) As of December 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jeffrey Cucunato	3	4	31	0	0	0

	$2.29 Billion	$481.3 Million	$1.09 Billion	$0	$0	$0

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Mitchell S. Garfin, CFA	30	28	135	0	0	5

	$41.63 Billion	$9.30 Billion	$19.83 Billion	$0	$0	$768.1 Million

Charley Hung, CFA	5	7	2	0	0	0

	$1.89 Billion	$678.5 Million	$367.0 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato, Garfin and Hung may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cucunato, Garfin and Hung may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark

Jeffrey Cucunato Charley Hung, CFA	Bloomberg US Credit Index.

Mitchell S. Garfin, CFA	A combination of market-based indices (e.g., the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned

Jeffrey Cucunato	$100,001 - $500,000

Mitchell S. Garfin, CFA	$100,001 - $500,000

Charley Hung, CFA	$10,001 - $50,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: February 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: February 24, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date: February 24, 2026